As filed with the Securities and Exchange Commission on
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May 18, 2018

Registration No. 333-00515
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811-07513

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 284	/ X /
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 285	/ X /
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	(Check appropriate box or boxes)	----

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PUTNAM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

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It is proposed that this filing will become effective
(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on May 18, 2018 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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ROBERT T. BURNS, Vice President
PUTNAM FUNDS TRUST
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:

BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
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This Post-Effective Amendment relates solely to the Registrant's Putnam Emerging Markets Equity Fund, Putnam Floating Rate Income Fund, Putnam Global Industrials Fund, Putnam Global Technology Fund, and Putnam Multi-Cap Core Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

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Prospectus Supplement	May 18, 2018

Putnam Emerging Markets Equity Fund
Prospectus dated December 30, 2017

Beginning on May 21, 2018, the fund will offer class R6 shares to:

• employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

• investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

• investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges the shareholder additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

• corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

• unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

The prospectus is supplemented as follows to add information about class R6 shares.

The front cover page is supplemented to add class R6 shares to the list of shares to which the prospectus relates, and to indicate that the fund’s symbol for class R6 shares is PEMQX.

The following information is added to similar disclosure for the fund under Fund summary — Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class R6	NONE	NONE

310848 5/18

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total		Total annual
				annual		fund operating
		Distribution		fund	Expense	expenses
Share	Management	and service	Other	operating	reimburse-	after expense
class	fees†	(12b-1) fees	expenses	expenses	ment#	reimbursement
Class R6	0.93%	N/A	0.68%=	1.61%	(0.43)%	1.18%

† Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI Emerging Markets Index (ND). For the most recent fiscal year, the fund’s management fee prior to any performance adjustment was 0.92%.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through December 30, 2019. This obligation may be modified or discontinued only with approval of the Board of Trustees.

= Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class R6	$120	$466	$836	$1,875

The following information restates similar disclosure in How do I buy fund shares?—Which class of shares is best for me?:

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.

The following information is added to How do I buy fund shares?—Here is a summary of the differences among the classes of shares:

Class R6 shares (available only to investors listed below)

• The following investors may purchase class R6 shares:

» employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

» investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

» investors purchasing shares through a commission-based platform of a regis -tered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

» corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

» unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees and lower investor servicing fees

• Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees

The following information is added as the last bullet point to How do I buy fund shares?—Here is a summary of the differences among the classes of shares—Class Y shares (available only to investors listed below):

• Higher annual expenses, and lower dividends, than class R6 shares because of higherinvestor servicing fees.

The last sentence in the section Distribution plans and payments to dealers— Distribution and service (12b-1) plans is amended to read:

Class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because there are no sales charges or 12b-1 fees.

The Financial highlights section for the fund is revised, as set forth below, to include the semi-annual financial information derived from financial statements provided in the fund’s semi-annual report dated 2/28/18. The information for the semi-annual period has not been audited.

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of
											Ratio	net investment
	Net asset value,		Net realized and	Total from	From net				Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)
Class A
February 28, 2018 **	$11.82	(.03)	1.34	1.31	(.01)	(.01)	—	$13.12	11.07*	$42,645	.80 *	(.23)*	78 *
August 31, 2017	9.54	.05	2.31	2.36	(.08)	(.08)	—	11.82	25.07	28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	(.11)	—	9.54	14.41	19,784	1.65[e]	.25[e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	(.08)	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	(.04)	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	(.05)	— [f]	8.96	3.71	23,617	1.54	.52	157
Class B
February 28, 2018 **	$11.41	(.07)	1.29	1.22	—	—	—	$12.63	10.69*	$2,424	1.17*	(.59)*	78 *
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	(.02)	—	11.41	24.07	2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	(.03)	—	9.22	13.57	1,727	2.40[e]	(.46) [e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	— [f]	8.69	2.96	2,118	2.29	(.21)	157
Class C
February 28, 2018 **	$11.37	(.07)	1.28	1.21	—	—	—	$12.58	10.64 *	$7,560	1.17*	(.59)*	78 *
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	(.02)	—	11.37	24.07	4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	(.04)	—	9.19	13.55	2,802	2.40[e]	(.45) [e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	(.01)	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	— [f]	8.67	2.97	2,163	2.29	(.17)	157
Class M
February 28, 2018 **	$11.58	(.06)	1.31	1.25	—	—	—	$12.83	10.79*	$739	1.05*	(.46)*	78 *
August 31, 2017	9.35	.01	2.26	2.27	(.04)	(.04)	—	11.58	24.39	569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	(.06)	—	9.35	13.91	377	2.15[e]	(.24) [e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	(.02)	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	— [f]	— [f]	— [f]	8.79	3.20	455	2.04	.08	157
Class R
February 28, 2018 **	$11.77	(.04)	1.33	1.29	—	—	—	$13.06	10.96 *	$1,162	.93*	(.34)*	78 *
August 31, 2017	9.53	.04	2.29	2.33	(.09)	(.09)	—	11.77	24.69	1,010	1.88	.36	137
August 31, 2016	8.35	.03g	1.15	1.18	—	—	—	9.53	14.13	661	1.90[e]	.34[e,g]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	(.06)	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	(.02)	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	(.04)	— [f]	8.88	3.43	278	1.79	.42	157
Class Y
February 28, 2018 **	$11.94	(.01)	1.35	1.34	(.03)	(.03)	—	$13.25	11.24 *	$41,655	.68*	(.09)*	78 *
August 31, 2017	9.64	.10	2.31	2.41	(.11)	(.11)	—	11.94	25.34	22,882	1.38	.94	137
August 31, 2016	8.53	.06g	1.18	1.24	(.13)	(.13)	—	9.64	14.69	9,573	1.40[e]	.63[e,g]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	(.10)	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	(.06)	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	(.07)	— [f]	9.06	3.94	5,576	1.29	.85	157

— 4 —	— 5 —

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limita -tion, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
February 28, 2018	0.12%
August 31, 2017	0.43
August 31, 2016	0.55
August 31, 2015	0.42
August 31, 2014	0.37
August 31, 2013	0.28

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

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Prospectus Supplement		February 1, 2018

Putnam California Tax	Putnam Global	Putnam Massachusetts
Exempt Income Fund	Telecommunications Fund	Tax Exempt Income Fund
Prospectus dated 1/30/18	Prospectus dated 12/30/17	Prospectus dated 9/30/17

Putnam Convertible	Putnam Intermediate-	Putnam Minnesota Tax
Securities Fund	Term Municipal Income	Exempt Income Fund
Prospectus dated 2/28/17	Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Europe		Putnam Money
Equity Fund	Putnam Low Volatility	Market Fund
Prospectus dated 10/30/17	Equity Fund	Prospectus dated 1/30/18
Prospectus dated 11/30/17
Putnam Capital		Putnam Multi-Cap
Spectrum Fund	Putnam Multi-Cap	Growth Fund
Prospectus dated 8/30/17	Core Fund	Prospectus dated 10/30/17
Prospectus dated 8/30/17
Putnam Emerging		Putnam New Jersey Tax
Markets Equity Fund	Putnam Short-Term	Exempt Income Fund
Prospectus dated 12/30/17	Municipal Income Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Emerging		Putnam New York Tax
Markets Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 3/30/17	Health Care Fund	Prospectus dated 3/30/17
Prospectus dated 12/30/17
Putnam Equity		Putnam Ohio Tax
Spectrum Fund	Putnam Global	Exempt Income Fund
Prospectus dated 8/30/17	Natural Resources Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Floating		Putnam Pennsylvania Tax
Rate Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 6/30/17	Utilities Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam Tax Exempt
Consumer Fund	Putnam High Yield Fund	Income Fund
Prospectus dated 12/30/17	Prospectus dated 3/30/17	Prospectus dated 1/30/18

Putnam Global	Putnam Government	Putnam AMT-Free
Financials Fund	Money Market Fund	Municipal Fund
Prospectus dated 12/30/17	Prospectus dated 1/30/18	Prospectus dated 11/30/17

Putnam Global	Putnam International	Putnam Tax-Free
Industrials Fund	Capital Opportunities	High Yield Fund
Prospectus dated 12/30/17	Fund	Prospectus dated 11/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam U.S. Government
Sector Fund	Putnam International	Income Trust
Prospectus dated 2/28/17	Growth Fund	Prospectus dated 1/30/18
Prospectus dated 1/30/18
Putnam Global		Putnam Dynamic Asset
Technology Fund	Putnam Multi-Cap	Allocation Equity Fund
Prospectus dated 12/30/17	Value Fund	Prospectus dated 9/30/17
Prospectus dated 8/30/17

For each fund except Putnam Money Market Fund and Putnam Government Money Market Fund, purchases of class A shares by investors on or after March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% deferred sales charge

309981 2/18

(“CDSC”) if redeemed within twelve months of purchase. Purchases of class A shares by investors prior to March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% CDSC if redeemed within nine months of purchase.

Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased on or after March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within twelve months of the original purchase. Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased prior to March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within nine months of the original purchase.

Effective April 1, 2018, class C shares of each applicable fund will automatically convert to class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion.

Putnam Emerging Markets Equity Fund

Prospectus

12 | 30 | 17

Fund summary 2

Who oversees and manages the fund? 11

How does the fund price its shares? 13

How do I buy fund shares? 14

How do I sell or exchange fund shares? 23

Policy on excessive short-term trading 26

Distribution plans and payments to dealers 28

Fund distributions and taxes 30

Financial highlights 32

Appendix 37

Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Emerging Markets Equity Fund seeks long-term capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 14 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.93%	0.25%	0.88%	2.06%	(0.43)%	1.63%
Class B	0.93%	1.00%	0.88%	2.81%	(0.43)%	2.38%
Class C	0.93%	1.00%	0.88%	2.81%	(0.43)%	2.38%
Class M	0.93%	0.75%	0.88%	2.56%	(0.43)%	2.13%
Class R	0.93%	0.50%	0.88%	2.31%	(0.43)%	1.88%
Class T	0.93%	0.25%	0.88%<	2.06%	(0.43)%	1.63%
Class Y	0.93%	N/A	0.88%	1.81%	(0.43)%	1.38%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

2          Prospectus

†	Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI Emerging Markets Index (ND). For the most recent fiscal year, the fund’s management fee prior to any performance adjustment was 0.92%.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through December 30, 2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$731	$1,144	$1,582	$2,795
Class B	$741	$1,131	$1,646	$2,927
Class B (no redemption)	$241	$831	$1,446	$2,927
Class C	$341	$831	$1,446	$3,107
Class C (no redemption)	$241	$831	$1,446	$3,107
Class M	$558	$1,079	$1,626	$3,113
Class R	$191	$680	$1,196	$2,613
Class T	$412	$839	$1,292	$2,547
Class Y	$140	$528	$940	$2,091

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 137%.

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of emerging market companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders.

Prospectus          3

Emerging markets include countries in the MSCI Emerging Market Index or that we consider to be emerging markets based on our evaluation of their level of economic development or the size and experience of their securities markets. We invest significantly in small and midsize companies.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4          Prospectus

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	10 years
Class A before taxes	−0.30%	1.05%	1.09%
Class A after taxes on distributions	−0.43%	1.11%	0.50%
Class A after taxes on distributions and sale of fund shares	0.10%	1.05%	0.96%
Class B before taxes	−0.04%	1.09%	1.08%
Class C before taxes	4.00%	1.49%	1.06%
Class M before taxes	1.53%	1.01%	0.87%
Class R before taxes	5.44%	1.98%	1.55%
Class T before taxes*	3.13%	1.74%	1.51%
Class Y before taxes	6.12%	2.50%	2.08%
MSCI Emerging Markets Index (ND) (no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	11.19%	1.28%	1.84%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Daniel Graña
Portfolio Manager, portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

6          Prospectus

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in common stocks (growth or value stocks or both) of emerging market companies. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders.

We consider a company to be an emerging market company if the company’s securities trade in an emerging market, if the company is headquartered or organized in an emerging market, or if the majority of the company’s assets are located in, or the company derives a majority of its revenues or profits from, an emerging market. Emerging markets include countries that are included in the MSCI Emerging Market Index or that we consider to be emerging markets based on our evaluation of their level of economic development or the size and experience of their securities markets.

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those issuers, industries or sectors. For example, the fund may invest a significant portion of its assets in companies in the information technology sector (including companies that develop products, processes or services that will provide advances and improvements through information technology to consumers, enterprises and governments). The information technology sector may be significantly affected by technological obsolescence or innovation, short product cycles, falling prices and profits, competitive pressures and general market conditions.

The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

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Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Foreign investments. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.
—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.
—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.
—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

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The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

  Geographic focus. From time to time, the fund may invest a significant portion of its assets in companies located in a specific geographic region, such as common stocks of Asian or Pacific Basin countries. As a result, the fund’s performance could be more volatile than the performance of more geographically diverse funds. Many Asian and Pacific Basin countries may be either developing (also known as emerging) or newly industrialized. These economies may be characterized by frequent currency fluctuations and restrictions, rising unemployment, rapid fluctuation in inflation and interest rates, reliance on exports and international trade, and less efficient markets. Furthermore, political and social unrest in some Asian and Pacific Basin countries could cause economic and market uncertainty in the region.
  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use foreign currency transactions to increase or decrease a fund’s exposure to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The

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value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time. Small companies in foreign countries could be relatively smaller than those in the United States.
  Market risk. The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in U.S. companies, preferred stocks, convertible securities, and debt instruments. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while

10          Prospectus

temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

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Contacting the fund’s Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109
The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.

The basis for the Trustees’ approval of the fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in the fund’s annual report to shareholders dated August 31, 2017.

The fund pays a monthly base management fee to Putnam Management. The base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund’s monthly base fee described above is increased or reduced by a performance adjustment. The amount of the performance adjustment is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (ND), each measured over the performance period.

The performance period is the thirty-six month period then ended. The performance adjustment rate is multiplied by the fund’s average net assets over the performance period, divided by twelve, and added to, or subtracted from, the base fee for that month. The maximum annualized performance adjustment rate is 0.21%.

The fund paid Putnam Management a management fee (after any applicable waivers or performance adjustments) of 0.50% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

12          Prospectus

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the fund), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio manager	Joined fund	Employer	Positions over past five years
Daniel Graña	2008	Putnam Management 1999 − Present	Portfolio Manager

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect

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events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, M and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M and class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number,

14          Prospectus

and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R shares, and certain investors described below may also choose class Y shares. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of the fund

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through an omnibus brokerage platform. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000. Class T offers sales charge discounts starting at investments of $250,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class B shares

  Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment
  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

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  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 3.50%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

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  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class T shares

  Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.
  Initial sales charge of up to 2.50%
  Lower sales charges available for investments of $250,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);
—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments and foundations that have entered into an arrangement with Putnam;
—	fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

18          Prospectus

—	investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;
—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M, R, or T shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	N/A***	N/A***

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.
***	The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Initial sales charges for class T shares

	Class T sales charge as a percentage of*:
Amount of purchase at offering price (Transaction level) ($)	Net amount invested	Offering price**
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Class T shares and shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

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To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

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Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of

22          Prospectus

employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;
(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

The fund may sell class T shares without a sales charge under the following circumstances:

(i)	upon reinvestment of distributions by the fund; and
(ii)	upon exchange of shares of other classes of the fund.

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may not be exchanged for class T shares of another Putnam fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

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Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

24          Prospectus

  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. The fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the Statement of Additional Information.

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To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading

26          Prospectus

on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below-investment-grade bonds.

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund

Prospectus          27

may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

  Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the

28          Prospectus

annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on

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average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

30          Prospectus

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less are generally taxable to you as ordinary income. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. If the fund meets certain requirements relating to its asset holdings, and the fund elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

Prospectus          31

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

32          Prospectus

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Prospectus          33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
August 31, 2017	$9.54	.05	2.31	2.36	(.08)	(.08)	—	$11.82	25.07	$28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	(.11)	—	9.54	14.41	19,784	1.65 [e]	.25 [e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	(.08)	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	(.04)	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	(.05)	— [f]	8.96	3.71	23,617	1.54	.52	157
Class B
August 31, 2017	$9.22	(.02)	2.23	2.21	(.02)	(.02)	—	$11.41	24.07	$2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	(.03)	—	9.22	13.57	1,727	2.40 [e]	(.46) [e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	— [f]	8.69	2.96	2,118	2.29	(.21)	157
Class C
August 31, 2017	$9.19	(.02)	2.22	2.20	(.02)	(.02)	—	$11.37	24.07	$4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	(.04)	—	9.19	13.55	2,802	2.40 [e]	(.45) [e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	(.01)	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	— [f]	8.67	2.97	2,163	2.29	(.17)	157
Class M
August 31, 2017	$9.35	.01	2.26	2.27	(.04)	(.04)	—	$11.58	24.39	$569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	(.06)	—	9.35	13.91	377	2.15 [e]	(.24) [e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	(.02)	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	— [f]	— [f]	— [f]	8.79	3.20	455	2.04	.08	157
Class R
August 31, 2017	$9.53	.04	2.29	2.33	(.09)	(.09)	—	$11.77	24.69	$1,010	1.88	.36	137
August 31, 2016	8.35	.03 [g]	1.15	1.18	—	—	—	9.53	14.13	661	1.90 [e]	.34 [e,g]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	(.06)	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	(.02)	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	(.04)	— [f]	8.88	3.43	278	1.79	.42	157
Class Y
August 31, 2017	$9.64	.10	2.31	2.41	(.11)	(.11)	—	$11.94	25.34	$22,882	1.38	.94	137
August 31, 2016	8.53	.06 [g]	1.18	1.24	(.13)	(.13)	—	9.64	14.69	9,573	1.40 [e]	.63 [e,g]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	(.10)	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	(.06)	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	(.07)	— [f]	9.06	3.94	5,576	1.29	.85	157

See notes to financial highlights at the end of this section.

34 Prospectus	Prospectus 35

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:
Percentage of average net assets
August 31, 2017	0.43%
August 31, 2016	0.55
August 31, 2015	0.42
August 31, 2014	0.37
August 31, 2013	0.28

[d]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[f]	Amount represents less than $0.01 per share.
[g]	The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

36          Prospectus

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

Prospectus          37

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

38          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          39

For more information about Putnam Emerging Markets Equity Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109

1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07513	SP065 309262 12/17

Class T shares of the fund
are not currently available
for purchase.

Statement of Additional Information Supplement	May 18, 2018

Putnam Emerging Markets Equity Fund
Statement of Additional Information dated December 30, 2017

Appendix B is revised to include the following financial statements provided in the fund’s semi-annual report dated 2/28/18, which for the semi-annual period have not been audited.

SAI Supplement – 5/18

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (92.2%)*	Shares	Value
Automobiles (0.6%)
Brilliance China Automotive Holdings, Ltd. (China)	202,000	$541,202
		541,202
Banks (12.1%)
Bank of China, Ltd. (China)	1,751,000	943,981
China Construction Bank Corp. (China)	2,814,000	2,894,050
CTBC Financial Holding Co., Ltd. (Taiwan)	1,714,000	1,235,468
Grupo Financiero Galicia SA ADR (Argentina)	10,350	651,429
Hana Financial Group, Inc. (South Korea)	23,758	1,068,925
HDFC Bank, Ltd. (India)	27,537	790,364
Industrial & Commercial Bank of China, Ltd. (China)	2,018,000	1,722,663
Sberbank of Russia PJSC ADR (Russia)	114,634	2,323,279
		11,630,159
Capital markets (1.4%)
Edelweiss Financial Services, Ltd. (India)	339,542	1,375,065
		1,375,065
Chemicals (1.6%)
Formosa Plastics Corp. (Taiwan)	277,000	969,100
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	304,800	524,345
		1,493,445
Commercial services and supplies (0.5%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	62,000	490,240
		490,242
Construction and engineering (3.2%)
China State Construction International Holdings, Ltd. (China)	654,000	884,025
CTCI Corp. (Taiwan)	562,000	861,881
KEC International, Ltd. (India)	73,329	463,868
Mota-Engil SGPS SA (Portugal)	182,328	884,101
		3,093,875
Construction materials (1.1%)
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	22,631	492,677
Waskita Beton Precast Tbk PT (Indonesia)	17,229,000	599,281
		1,091,958
Consumer finance (1.5%)
Shriram Transport Finance Co., Ltd. (India)	36,506	742,716
UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	199,165	705,030
		1,447,746
Diversified consumer services (1.4%)
Ser Educacional SA 144A (Brazil)	58,277	556,404
TAL Education Group ADR (China)	20,180	761,997
		1,318,401
Diversified financial services (1.1%)
Chailease Holding Co., Ltd. (Taiwan)	335,000	1,106,591
		1,106,591

16 Emerging Markets Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value
Diversified telecommunication services (0.5%)
Telecom Argentina SA ADR (Argentina)	15,615	$520,136
		520,136
Electrical equipment (0.7%)
KEI Industries, Ltd. (India) †	110,510	646,383
		646,383
Electronic equipment, instruments, and components (2.0%)
Orbotech, Ltd. (Israel) †	17,100	939,816
Sunny Optical Technology Group Co., Ltd. (China)	57,800	959,685
		1,899,501
Energy equipment and services (0.6%)
Hilong Holding, Ltd. (China)	1,916,000	317,380
Honghua Group, Ltd. (China) †	2,257,000	233,469
		550,849
Food and staples retail (2.6%)
Massmart Holdings, Ltd. (South Africa)	56,379	780,047
Robinsons Retail Holdings, Inc. (Philippines)	31,260	56,834
Wal-Mart de Mexico SAB de CV (Mexico)	446,000	1,043,864
X5 Retail Group NV GDR (Russia) †	18,535	661,669
		2,542,414
Food products (0.8%)
WH Group, Ltd. (Hong Kong)	628,500	773,588
		773,588
Health-care equipment and supplies (0.4%)
Vieworks Co., Ltd. (South Korea)	9,421	361,102
		361,102
Health-care providers and services (0.9%)
Fleury SA (Brazil)	103,795	867,276
		867,276
Hotels, restaurants, and leisure (3.1%)
Arcos Dorados Holdings, Inc. Class A (Brazil) †	76,400	729,620
Genting Bhd (Malaysia)	313,200	705,340
Jubilant Foodworks, Ltd. (India)	33,629	1,041,469
Xiabuxiabu Catering Management China Holdings Co., Ltd. (China)	270,000	502,387
		2,978,816
Household durables (1.3%)
Basso Industry Corp. (Taiwan)	218,000	454,012
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
MRV Engenharia e Participacoes SA (Brazil)	171,412	801,390
		1,255,404
Independent power and renewable electricity producers (1.4%)
Canvest Environmental Protection Group Co., Ltd. (China)	1,326,000	760,245
China Everbright Greentech, Ltd. (China) †	648,000	570,990
		1,331,235
Insurance (6.2%)
Cathay Financial Holding Co., Ltd. (Taiwan)	342,000	627,752
Discovery, Ltd. (South Africa)	32,024	485,448
DB Insurance Co., Ltd. (South Korea)	13,634	868,004
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	11,909	453,601

Emerging Markets Equity Fund 17

COMMON STOCKS (92.2%)* cont.	Shares	Value
Insurance cont.
ING Life Insurance Korea, Ltd. (South Korea)	15,415	$753,463
IRB Brasil Resseguros SA (Brazil)	120,356	1,434,531
Ping An Insurance Group Co. of China, Ltd. (China)	124,000	1,305,480
		5,928,279
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $87,766) (Private)
(Luxembourg) † ∆∆ F	2,072	20,325
		20,325
Internet software and services (10.8%)
Alibaba Group Holding, Ltd. ADR (China) †	22,775	4,239,339
Tencent Holdings, Ltd. (China)	92,900	5,094,984
Yandex NV Class A (Russia) †	26,505	1,089,090
		10,423,413
IT Services (0.7%)
Chinasoft International, Ltd. (China)	954,000	694,670
		694,670
Machinery (1.2%)
China Conch Venture Holdings, Ltd. (China)	167,000	499,749
Iochpe Maxion SA (Brazil)	98,965	673,300
		1,173,049
Media (3.2%)
Megacable Holdings SAB de CV (Units) (Mexico)	164,177	721,047
Naspers, Ltd. Class N (South Africa)	8,657	2,377,736
		3,098,783
Metals and mining (4.3%)
APL Apollo Tubes, Ltd. (India) †	14,838	464,400
Hindalco Industries, Ltd. (India)	162,333	606,356
Korea Zinc Co., Ltd. (South Korea)	1,726	812,747
POSCO (South Korea)	3,059	1,016,039
Skipper, Ltd. (India) †	147,384	534,989
United Co. RUSAL PLC (RUSAL) (Russia)	1,003,000	685,709
		4,120,240
Multiline retail (0.9%)
Poya International Co., Ltd. (Taiwan)	65,260	837,582
		837,582
Oil, gas, and consumable fuels (5.9%)
CNOOC, Ltd. (China)	584,000	832,021
Lukoil PJSC ADR (Russia)	22,639	1,515,863
NOVATEK PJSC GDR (Russia)	8,024	1,093,009
Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	53,371	749,329
Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) †	19,900	260,491
PTT PCL (Foreign depositary shares) (Thailand)	68,500	1,243,867
		5,694,580
Paper and forest products (0.7%)
Nine Dragons Paper Holdings, Ltd. (China)	386,000	687,021
		687,021
Personal products (0.6%)
TCI Co., Ltd. (Taiwan)	48,000	529,619
		529,619

18 Emerging Markets Equity Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value
Pharmaceuticals (0.8%)
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,260,000	$756,889
		756,889
Professional services (0.7%)
Sporton International, Inc. (Taiwan)	125,000	663,516
		663,516
Real estate management and development (3.2%)
China Aoyuan Property Group, Ltd. (China)	758,000	602,460
China Overseas Land & Investment, Ltd. (China)	300,000	1,041,271
Emaar Development PJSC (United Arab Emirates) †	611,256	880,379
KWG Property Holding, Ltd. (China)	400,000	550,728
		3,074,838
Semiconductors and semiconductor equipment (4.9%)
Globalwafers Co., Ltd. (Taiwan)	36,000	509,408
MediaTek, Inc. (Taiwan)	157,000	1,583,719
Sino-American Silicon Products, Inc. (Taiwan)	165,000	493,266
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	262,889	2,159,021
		4,745,414
Software (0.5%)
NCSOFT Corp. (South Korea)	1,375	470,370
		470,370
Specialty retail (0.9%)
JUMBO SA (Greece)	22,570	409,100
Padini Holdings Bhd (Malaysia)	335,900	424,707
		833,807
Technology hardware, storage, and peripherals (5.5%)
Casetek Holdings, Ltd. (Taiwan)	236,697	766,194
Samsung Electronics Co., Ltd. (South Korea)	1,814	3,931,518
Samsung Electronics Co., Ltd. (Preference) (South Korea)	316	579,388
		5,277,100
Textiles, apparel, and luxury goods (0.6%)
Nameson Holdings, Ltd. (Hong Kong)	1,618,000	584,419
		584,419
Water utilities (0.9%)
China Water Affairs Group, Ltd. (China)	1,014,000	890,645
		890,645
Wireless telecommunication services (0.9%)
TIM Participacoes SA ADR (Brazil)	42,435	903,017
		903,017
Total common stocks (cost $77,423,390)		$88,722,964

INVESTMENT COMPANIES (3.7%)*	Shares	Value
iShares MSCI Emerging Markets ETF	74,900	$3,596,698
Total investment companies (cost $3,803,278)		$3,596,698

Emerging Markets Equity Fund 19

	Expiration	Strike
WARRANTS (1.1%)* †	date	price	Warrants	Value
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	$0.00	71,100	$478,005
Tonghua Dongbao Pharmaceutical Co., Ltd.
144A (China)	11/12/18	0.00	148,400	548,414
Total warrants (cost $984,855)				$1,026,419

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16 and 9/14/17,
cost $10,576) (Luxembourg) (Private) † ∆∆ F			1,609	$16,099
Total convertible preferred stocks (cost $10,576)				$16,099

SHORT-TERM INVESTMENTS (1.4%)*			Shares	Value
Putnam Short Term Investment Fund 1.54% L			1,394,045	$1,394,045
Total short-term investments (cost $1,394,045)				$1,394,045

TOTAL INVESTMENTS
Total investments (cost $83,616,144)				$94,756,225

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $96,184,185.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $36,428, or less than 0.1% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $525,364 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

20 Emerging Markets Equity Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	30.9%	Argentina	1.8%
Taiwan	14.0	Hong Kong	1.4
South Korea	10.9	Malaysia	1.2
Russia	7.8	Israel	1.0
Brazil	7.4	Portugal	0.9
India	7.0	United Arab Emirates	0.9
United States	5.3	Indonesia	0.6
South Africa	3.9	Other	0.5
Mexico	2.6	Total	100.0%
Thailand	1.9

Emerging Markets Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$3,570,458	$7,877,954	$20,327
Consumer staples	1,043,864	2,801,757	—
Energy	2,253,687	3,991,742	—
Financials	3,276,438	18,211,402	—
Health care	867,276	1,117,991	—
Industrials	673,300	5,393,763	2
Information technology	6,268,245	17,242,223	—
Materials	1,017,022	6,375,642	—
Real estate	—	3,074,838	—
Telecommunication services	1,423,153	—	—
Utilities	—	2,221,880	—
Total common stocks	20,393,443	68,309,192	20,329

Convertible preferred stocks	—	—	16,099
Investment companies	3,596,698	—	—
Warrants	—	1,026,419	—
Short-term investments	1,394,045	—	—
Totals by level	$25,384,186	$69,335,611	$36,428

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Emerging Markets Equity Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $82,222,099)	$93,362,180
Affiliated issuers (identified cost $1,394,045) (Note 5)	1,394,045
Cash	1,995
Foreign currency (cost $3,938) (Note 1)	3,930
Dividends, interest and other receivables	150,899
Receivable for shares of the fund sold	1,535,874
Receivable for investments sold	1,308,264
Prepaid assets	47,193
Total assets	97,804,380

LIABILITIES
Payable for investments purchased	1,360,549
Payable for shares of the fund repurchased	53,830
Payable for compensation of Manager (Note 2)	16,404
Payable for custodian fees (Note 2)	49,168
Payable for investor servicing fees (Note 2)	14,784
Payable for Trustee compensation and expenses (Note 2)	6,797
Payable for administrative services (Note 2)	250
Payable for distribution fees (Note 2)	24,962
Other accrued expenses	93,451
Total liabilities	1,620,195

Net assets	$96,184,185

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$84,584,126
Accumulated net investment loss (Note 1)	(190,930)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	686,387
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,104,602
Total — Representing net assets applicable to capital shares outstanding	$96,184,185

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($42,644,635 divided by 3,250,001 shares)	$13.12
Offering price per class A share (100/94.25 of $13.12)*	$13.92
Net asset value and offering price per class B share ($2,423,510 divided by 191,853 shares)**	$12.63
Net asset value and offering price per class C share ($7,559,778 divided by 600,800 shares)**	$12.58
Net asset value and redemption price per class M share ($739,074 divided by 57,600 shares)	$12.83
Offering price per class M share (100/96.50 of $12.83)*	$13.30
Net asset value, offering price and redemption price per class R share
($1,162,217 divided by 88,997 shares)	$13.06
Net asset value, offering price and redemption price per class Y share
($41,654,971 divided by 3,143,408 shares)	$13.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 23

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $43,362)	$414,325
Interest (including interest income of $14,813 from investments in affiliated issuers) (Note 5)	14,813
Total investment income	429,138

EXPENSES
Compensation of Manager (Note 2)	360,898
Investor servicing fees (Note 2)	85,550
Custodian fees (Note 2)	62,161
Trustee compensation and expenses (Note 2)	1,536
Distribution fees (Note 2)	87,353
Administrative services (Note 2)	1,358
Auditing and tax fees	37,696
Blue sky expense	46,984
Other	21,350
Fees waived and reimbursed by Manager (Note 2)	(94,003)
Total expenses	610,883
Expense reduction (Note 2)	(17,813)
Net expenses	593,070

Net investment loss	(163,932)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $246,293) (Notes 1 and 3)	6,354,179
Foreign currency transactions (Note 1)	(52,192)
Written options (Note 1)	97,842
Total net realized gain	6,399,829
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers (net of foreign tax of $34,159)	1,463,941
Assets and liabilities in foreign currencies	(1,093)
Written options	(11,013)
Total change in net unrealized appreciation	1,451,835

Net gain on investments	7,851,664

Net increase in net assets resulting from operations	$7,687,732

The accompanying notes are an integral part of these financial statements.

24 Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income (loss)	$(163,932)	$250,391
Net realized gain on investments
and foreign currency transactions	6,399,829	3,546,640
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,451,835	6,755,893
Net increase in net assets resulting from operations	7,687,732	10,552,924
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(21,313)	(172,097)
Class B	—	(4,137)
Class C	—	(7,407)
Class M	—	(1,453)
Class R	—	(6,335)
Class Y	(88,458)	(146,561)
Increase from capital share transactions (Note 4)	29,208,544	14,258,550
Total increase in net assets	36,786,505	24,473,484

NET ASSETS
Beginning of period	59,397,680	34,924,196
End of period (including accumulated net investment
loss of $190,930 and undistributed net investment income
of $82,773, respectively)	$96,184,185	$59,397,680

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class A
February 28, 2018**	$11.82	(.03)	1.34	1.31	(.01)	(.01)	—	$13.12	11.07*	$42,645	.80 *	(.23)*	78*
August 31, 2017	9.54	.05	2.31	2.36	(.08)	(.08)	—	11.82	25.07	28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	(.11)	—	9.54	14.41	19,784	1.65[e]	.25[e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	(.08)	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	(.04)	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	(.05)	—[f]	8.96	3.71	23,617	1.54	.52	157
Class B
February 28, 2018**	$11.41	(.07)	1.29	1.22	—	—	—	$12.63	10.69*	$2,424	1.17*	(.59)*	78*
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	(.02)	—	11.41	24.07	2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	(.03)	—	9.22	13.57	1,727	2.40[e]	(.46)[e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—[f]	8.69	2.96	2,118	2.29	(.21)	157
Class C
February 28, 2018**	$11.37	(.07)	1.28	1.21	—	—	—	$12.58	10.64*	$7,560	1.17*	(.59)*	78*
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	(.02)	—	11.37	24.07	4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	(.04)	—	9.19	13.55	2,802	2.40[e]	(.45)[e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	(.01)	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—[f]	8.67	2.97	2,163	2.29	(.17)	157
Class M
February 28, 2018**	$11.58	(.06)	1.31	1.25	—	—	—	$12.83	10.79*	$739	1.05*	(.46)*	78*
August 31, 2017	9.35	.01	2.26	2.27	(.04)	(.04)	—	11.58	24.39	569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	(.06)	—	9.35	13.91	377	2.15[e]	(.24)[e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	(.02)	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	—[f]	—[f]	—[f]	8.79	3.20	455	2.04	.08	157
Class R
February 28, 2018**	$11.77	(.04)	1.33	1.29	—	—	—	$13.06	10.96*	$1,162	.93*	(.34)*	78*
August 31, 2017	9.53	.04	2.29	2.33	(.09)	(.09)	—	11.77	24.69	1,010	1.88	.36	137
August 31, 2016	8.35	.03[g]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[e]	.34[e,g]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	(.06)	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	(.02)	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	(.04)	—[f]	8.88	3.43	278	1.79	.42	157

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Equity Fund	Emerging Markets Equity Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class Y
February 28, 2018**	$11.94	(.01)	1.35	1.34	(.03)	(.03)	—	$13.25	11.24*	$41,655	.68*	(.09)*	78*
August 31, 2017	9.64	.10	2.31	2.41	(.11)	(.11)	—	11.94	25.34	22,882	1.38	.94	137
August 31, 2016	8.53	.06[g]	1.18	1.24	(.13)	(.13)	—	9.64	14.69	9,573	1.40[e]	.63[e,g]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	(.10)	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	(.06)	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	(.07)	—[f]	9.06	3.94	5,576	1.29	.85	157

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2018	0.12%
August 31, 2017	0.43
August 31, 2016	0.55
August 31, 2015	0.42
August 31, 2014	0.37
August 31, 2013	0.28

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Equity Fund	Emerging Markets Equity Fund 29

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

30 Emerging Markets Equity Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Emerging Markets Equity Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

32 Emerging Markets Equity Fund

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,129,940	$2,457,510	$5,587,450

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $83,742,711, resulting in gross unrealized appreciation and depreciation of $12,955,957 and $1,942,443, respectively, or net unrealized appreciation of $11,013,514.

Emerging Markets Equity Fund 33

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.458% of the fund’s average net assets before an increase of $7,539 (0.010% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $94,003 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

34 Emerging Markets Equity Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$37,773	Class R	1,242
Class B	2,475	Class Y	36,885
Class C	6,421	Total	$85,550
Class M	754

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $272 under the expense offset arrangements and by $17,541 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $62, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”)

Emerging Markets Equity Fund 35

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$42,243
Class B	1.00%	1.00%	11,117
Class C	1.00%	1.00%	28,666
Class M	1.00%	0.75%	2,541
Class R	1.00%	0.50%	2,786
Total			$87,353

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,073 and $111 from the sale of class A and class M shares, respectively, and received $92 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$87,698,533	$58,514,009
U.S. government securities (Long-term)	—	—
Total	$87,698,533	$58,514,009

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,114,797	$14,450,091	836,079	$8,816,976
Shares issued in connection with
reinvestment of distributions	1,548	19,425	18,827	166,809
	1,116,345	14,469,516	854,906	8,983,785
Shares repurchased	(270,532)	(3,470,308)	(523,552)	(5,135,200)
Net increase	845,813	$10,999,208	331,354	$3,848,585

36 Emerging Markets Equity Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	27,358	$338,460	62,549	$583,434
Shares issued in connection with
reinvestment of distributions	—	—	475	4,083
	27,358	338,460	63,024	587,517
Shares repurchased	(15,554)	(190,246)	(70,222)	(663,658)
Net increase (decrease)	11,804	$148,214	(7,198)	$(76,141)

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	252,665	$3,101,556	173,974	$1,754,950
Shares issued in connection with
reinvestment of distributions	—	—	814	6,978
	252,665	3,101,556	174,788	1,761,928
Shares repurchased	(45,584)	(549,026)	(86,043)	(806,407)
Net increase	207,081	$2,552,530	88,745	$955,521

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	13,389	$163,177	17,844	$179,843
Shares issued in connection with
reinvestment of distributions	—	—	167	1,453
	13,389	163,177	18,011	181,296
Shares repurchased	(4,945)	(63,574)	(9,206)	(87,484)
Net increase	8,444	$99,603	8,805	$93,812

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	13,375	$168,146	18,349	$178,859
Shares issued in connection with
reinvestment of distributions	—	—	628	5,555
	13,375	168,146	18,977	184,414
Shares repurchased	(10,190)	(133,673)	(2,552)	(24,614)
Net increase	3,185	$34,473	16,425	$159,800

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,809,253	$23,201,541	1,478,639	$14,756,569
Shares issued in connection with
reinvestment of distributions	6,856	86,869	16,098	143,919
	1,816,109	23,288,410	1,494,737	14,900,488
Shares repurchased	(589,009)	(7,913,894)	(570,955)	(5,623,515)
Net increase	1,227,100	$15,374,516	923,782	$9,276,973

At the close of the reporting period, a shareholder of record owned 8.2% of the outstanding shares of the fund.

Emerging Markets Equity Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Short Term
Investment Fund**	$1,560,755	$30,455,074	$30,621,784	$14,813	$1,394,045
Total Short-term
investments	$1,560,755	$30,455,074	$30,621,784	$14,813	$1,394,045

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$72,000
Written equity option contracts (contract amount)	$74,000
Warrants (number of warrants)	390,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,026,419	Payables	$—
Total		$1,026,419		$—

38 Emerging Markets Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$380,292	$(102,373)	$277,919
Total	$380,292	$(102,373)	$277,919

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total
Equity contracts	$(53,860)	$44,237	$(9,623)
Total	$(53,860)	$44,237	$(9,623)

Emerging Markets Equity Fund 39

Statement of Additional Information Supplement	February 1, 2018

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

Effective immediately, sub-section “Sales Charges and Other Share Class Features—Retail Investors—Purchases of class A and class T1 shares without an initial sales charge” in the section “HOW TO BUY FUND SHARES” is replaced with the following:

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors on or after March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors prior to March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors on or after March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors prior to March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs. Class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor’s class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor’s CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be

1

based on the lower of the shares’ cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Effective April 1, 2018, the following is added as a sub-section under “Sales Charges and Other Share Class Features—Retail Investors” in the section “HOW TO BUY FUND SHARES:”

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares on or around the end of the month ten years after the purchase date, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

Effective March 1, 2018, the sub-section “Exchange Privilege—Same-Fund Exchange Privilege” in the section “INVESTOR SERVICES” is replaced with the following:

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 and class T shares, if applicable, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an

2

agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan.

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

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No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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FUND	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
SYMBOLS	A	B	C	M	R	T	Y
	PEMMX	PEMBX	PEMZX	PEMAX	PEMLX	Pending	PEMYX

Putnam Emerging Markets Equity Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
12/30/17

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 12/30/17, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

sai_614.pdf - 2017/12

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PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-16
OTHER RISKS	I-17
SECURITIES LENDING ACTIVITIES	I-19
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND	I-19
FINANCIAL STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-11
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-19
TAXES	II-61
MANAGEMENT	II-76
DETERMINATION OF NET ASSET VALUE	II-99
INVESTOR SERVICES	II-100
SIGNATURE GUARANTEES	II-105
REDEMPTIONS	II-105
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-106
SHAREHOLDER LIABILITY	II-106
DISCLOSURE OF PORTFOLIO INFORMATION	II-106
INFORMATION SECURITY RISKS	II-108
PROXY VOTING GUIDELINES AND PROCEDURES	II-109
SECURITIES RATINGS	II-109
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-115
APPENDIX B - FINANCIAL STATEMENTS	II-142

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SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Emerging Markets Equity Fund is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

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Information about the Summary Prospectus, Prospectus, and SAI

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

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(6) Purchase or sell commodities, except as permitted by applicable law.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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If, as a result of a change in values or net assets or other circumstances, greater than 15% of the fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Management fees

Under the fund's management contract (the "Management Contract"), the fund pays a monthly base fee to Putnam Management. The base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six-month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference during the performance period between the fund’s annualized performance (measured by the performance of the fund’s class A shares) and the annualized performance of the benchmark index described below. The maximum annualized performance adjustment rate is also set forth below.

Because the performance adjustment is based on the fund’s performance relative to its benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could

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decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

The application of an expense limitation, if any, will have a positive effect on the fund’s performance and may result in an increase in the performance adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Putnam Management may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Putnam Management.

Base fee

1.080% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

1.030% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.980% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.930% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.880% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.860% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.850% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

and 0.845% of any excess thereafter.

Benchmark	Maximum performance
adjustment rate

MSCI Emerging Markets Index (Net Dividends)*	0.21%

* MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which

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taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:

			Amount
		Amount of	management fee
	Management fee	management fee	would have been
Fiscal year	paid	waived	without waivers
2017	$208,994	$182,137	$391,131
2016	$141,292	$173,779	$315,071
2015	$207,104	$160,809	$367,913

The amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in "General expense limitation" under "Management - The Management Contract" in Part II of this SAI. The amount of management fee waived for the 2016 fiscal year resulted from: (i) a voluntary one-time waiver by Putnam Management ($453); and (ii) arrangements set forth in "General expense limitations" under "Management-The Management Contract" in Part II of this SAI.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

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Brokerage
Fiscal year	commissions
2017	$242,284
2016	$203,805
2015	$251,334

The brokerage commissions for the fund’s 2017 fiscal year were higher than the brokerage commissions for the fund’s 2016 fiscal year due in part to an increase in fund assets. The brokerage commissions for the fund’s 2015 fiscal year were higher than the brokerage commissions for the fund’s 2016 fiscal year due in part to higher portfolio turnover in 2015.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

Dollar value of	Percentage of total	Amount of
these transactions	transactions	commissions
$93,166,885	78.46%	$187,551

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2017, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

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Portion of total
reimbursement for
compensation and
Total reimbursement	contributions
$1,226	$881

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2016.

Aggregate dollar
	Dollar range of	range of shares
	Putnam Emerging	held in all of the
Name of Trustee	Markets Equity	Putnam funds
	Fund shares owned	overseen by
Trustee

Liaquat Ahamed	over $100,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M. Baumann	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Katinka Domotorffy	$1-$10,000	over $100,000

*Catharine Bond Hill	N/A	N/A

Paul L. Joskow	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$50,001-$100,000	over $100,000

*Manoj P. Singh	N/A	N/A

** Robert L. Reynolds	over $100,000	over $100,000

*Appointed to the Board of Trustees on March 16, 2017.

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** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	13
Board Policy and Nominating Committee	6
Brokerage Committee	5
Contract Committee	10
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2017, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2016.

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COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustee/Year	from the fund	expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$171	N/A	N/A	$315,000

Ravi Akhoury/2009	$168	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$174	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$246	$12	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$147	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$171	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$98	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$131	$19	$161,667	$290,000

Paul L. Joskow/1997(3)	$171	$9	$113,417	$315,000

Kenneth R. Leibler/2006	$187	N/A	N/A	$322,500

Robert E. Patterson/1984	$171	$14	$106,542	$302,500

George Putnam, III/1984	$184	$14	$130,333	$340,000

Manoj P. Singh/2017(6)	$98	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$137	$8	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2016, there were 114 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of August 31, 2017, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $119; Ms. Baumann - $143; Ms. Baxter - $812; Mr. Darretta - $601; Ms. Domotorffy - $102; Mr. Hill - $1,573; and Dr. Joskow - $544.

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(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Darretta and Mr. Hill retired from the Board of Trustees on June 30, 2017.

(6) Dr. Hill and Mr. Singh were appointed to the Board of Trustees on March 16, 2017.

(7) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee, which concluded with his retirement on June 30, 2017.

(8) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

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Share ownership

At November 30, 2017, the officers and Trustees of the fund as a group a group owned 1.39% of the outstanding shares of class A shares and 2.89% of the outstanding shares of class Y shares of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Percentage owned

	Wells Fargo Clearing Services, LLC
	Special Custody Acct for the
A	Exclusive Benefit of Customer	16.27%
	2801 Market St.
	Saint Louis, MO 63103-2523

	Pershing, LLC
A	1 Pershing Plaza	8.50%
	Jersey City NJ 07399-0001

	Pershing, LLC
B	1 Pershing Plaza	17.82%
	Jersey City NJ 07399-0001

	Morgan Stanley Smith Barney
	Harborside Financial Center
B	Plaza 2, 3rd Floor	16.91%
	Jersey City, NJ 07311

	National Financial Services LLC
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.	12.09%
	Attn: Mutual Funds Dept 4th FL
	Jersey City, NJ 07310-1995

	Wells Fargo Clearing Services, LLC
	Special Custody Acct for the
B	Exclusive Benefit of Customer	5.97%
	2801 Market St.
	Saint Louis, MO 63103-2523

	Wells Fargo Clearing Services, LLC
	Special Custody Acct for the
C	Exclusive Benefit of Customer	22.93%
	2801 Market St.
	Saint Louis, MO 63103-2523

	Raymond James
C	Attn: Courtney Waller	11.97%
	880 Carillon Pkwy.
	St. Petersburg, FL 33716-1100

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	LPL Financial
C	Attn: Lindsey O’Toole	11.97%
	4707 Executive Drive
	San Diego, CA 92121-3091

	Pershing, LLC
C	1 Pershing Plaza	8.02%
	Jersey City NJ 07399-0001

	National Financial Services LLC
	For the Exclusive Benefit of our Customers
M	499 Washington Blvd.	10.64%
	Attn: Mutual Funds Dept 4th FL
	Jersey City, NJ 07310-1995

	Pershing, LLC
M	1 Pershing Plaza	8.89%
	Jersey City NJ 07399-0001

	Mark J. Ruthenberg
M	SEP IRA Plan	7.69%
	1001 N. Stockman Hill Road Ste A
	Kingman, AZ 86401-6277

	LPL Financial
M	Attn: Lindsey O’Toole	6.53%
	4707 Executive Drive
	San Diego, CA 92121-3091

	Herman L. Zeller
M	IRA Plan	6.50%
	1941 Pamela St.
	Oxnard, CA 93036-2799

	Pamela K. Shinogle
M	IRA Rollover Plan	5.38%
	3533 S Bear Creek Rd.
	Kaw City, OK 74641-9613

	Sarah A Dobroth
M	331 Drexel Ave.	5.23%
	Ventura, CA 93003-2328

	M LOGAN D PATTERSON N PATTERSON
	Korrect Plumbing Company Inc PSP
R	C/O FASCORE LLC	63.97%
	8515 E Orchard Rd. # 2T2
	Greenwood Village, CO 80111-5002

	MLPF&S
	For the Sole Benefit of our Customers
R	Attn: Fund Administration	10.59%
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484

	Great-West Trust Company, LLC -
Y	The Putnam Retirement Plan	20.55%
	8515 E. Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

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	Raymond James
Y	Attn: Courtney Waller	16.65%
	880 Carillon Pkwy.
	St. Petersburg, FL 33716-1100

	UBS WM USA
Y	1000 Harbor Blvd.	13.16%
	Weehawken, NJ 07086-6761

	LPL Financial
Y	Attn: Lindsey O’Toole	11.76%
	4707 Executive Drive
	San Diego, CA 92121-3091

	Pershing, LLC
Y	1 Pershing Plaza	6.66%
	Jersey City NJ 07399-0001

	RBC Capital Markets, LLC
	Mutual Fund Omnibus Processing
Y	Attn: Mutual Funds Ops Manager	5.38%
	60 S 6th St. Ste 700 # -P08
	Minneapolis, MN 55402-4413

	National Financial Services LLC
	For the Exclusive Benefit of our Customers
Y	499 Washington Blvd.	5.02%
	Attn: Mutual Funds Dept 4th FL
	Jersey City, NJ 07310-1995

Distribution fees

During fiscal 2017, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M	Class R
$52,105	$17,857	$31,004	$3,110	$3,914

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

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		Sales charges retained by	Contingent
	Total front-end	Putnam Retail Management	deferred sales
Fiscal year	sales charges	after dealer concessions	charges
2017	$57,588	$11,516	$0
2016	$33,624	$6,880	$0
2015	$50,790	$9,654	$2

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent deferred
Fiscal year	sales charges
2017	$837
2016	$1,407
2015	$520

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent deferred
Fiscal year	sales charges
2017	$51
2016	$27
2015	$0

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Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

	Total front-end	Sales charges retained by Putnam Retail
Fiscal year	sales charges	Management after dealer concessions
2017	$766	$209
2016	$453	$110
2015	$118	$22

During the fund's last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the fund no longer assesses a contingent deferred sales charge with respect to class M shares.

Investor servicing fees

During the 2017 fiscal year, the fund incurred $103,985 in fees for investor servicing provided by Putnam Investor Services, Inc.

PORTFOLIO MANAGER

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

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Other accounts
(including separate
accounts, managed
account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-		pool assets from more		contribution plan
manager	end funds		than one client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Daniel Graña	3	$170,400,000	6	$146,800,000	2	$122,700,000

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio manager

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry -competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, Putnam evaluates performance based on the fund's peer ranking in the fund's Lipper category or categories, as applicable, over the 3-year period. This peer

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ranking is based on pre-tax performance, as adjusted by Putnam to exclude less relevant funds.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $100,001-$500,000.

OTHER RISKS

Risks of investing in the Asia Pacific Region

As with all emerging markets, investing, in Asia and the Pacific Basin (the “Asia Pacific Region”) involves risks not typically associated with investments in the United States. The Asia Pacific Region excludes Japan, Australia and New Zealand, and includes, but is not otherwise limited to, China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand.

The Asia Pacific Region includes countries in various stages of economic development. Some parts of the Asia Pacific Region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western Europe. Many countries in the Asia Pacific Region are developing, both politically and economically, and as a result, companies in certain countries of the Asia Pacific Region may be subject to risks like nationalization or other forms of government interference, and some countries may be heavily reliant on only a few industries or commodities. The Asia Pacific Region has historically been prone to natural disasters. The occurrence of a natural disaster, including subsequent recovery from a natural disaster, in the Asia Pacific Region could negatively impact the economy of the affected country or countries. In addition, instability in the Asia Pacific Region may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. These factors and the resulting instability, even in countries in which the fund is not invested, could have a negative effect on economic and securities market conditions in the Asia Pacific Region and could, in turn, adversely affect the value of the fund’s holdings.

Many of the stock exchanges in the Asia Pacific Region have considerably less trading volume than those in the United States, and some of the stock exchanges in the Asia Pacific Region are in the early stages of their development, as compared to the stock exchanges in the United States. Equity securities of many companies in the Asia Pacific Region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, many companies traded on stock exchanges in the Asia Pacific Region are smaller and less seasoned than companies whose securities are

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traded on stock exchanges in the United States. In some countries in the Asia Pacific Region, there is no established secondary market for securities. Therefore, liquidity of securities in these countries may be generally low and transaction costs high.

Certain developing economies in the Asia Pacific Region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific Region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the fund’s investments.

The economies of many countries in the Asia Pacific Region are heavily dependent on trade and exports, both internationally and within the Asia Pacific Region, and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific Region.

SECURITIES LENDING ACTIVITIES

The fund did not participate in any securities lending activities during the most recent fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fund's most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of the Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

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THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class T shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying

December 30, 2017	II-1

information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and

December 30, 2017	II-2

various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class T shares . The public offering price of class A, class M and class T shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class T shares of the funds by style category. The variations in sales charges may reflect the varying efforts required to sell shares to different categories of purchasers, as well as other relevant factors.

The sales charge for class A shares and class M shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer. For class T shares, the entire sales charge amount will be allocated to the investment dealer, as shown in the table below.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1, Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

December 30, 2017	II-3

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

December 30, 2017	II-4

For Retirement Income Fund Lifestyle 1, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam funds that offer class T shares (except Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund, Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund)*:

December 30, 2017	II-5

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
	percentage of offering	percentage of offering
Amount of transaction at offering price ($)	price	price
Under 249,000	2.50%	2.50%
250,000 but under 499,999	2.00	2.00
500,000 but under 999,999	1.50	1.50
1,000,000 and above	1.00	1.00

For Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund:

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
	percentage of offering	percentage of offering
Amount of transaction at offering price ($)	price	price
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00

*Purchases into Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund will not be subject to any sales charge.

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

December 30, 2017	II-6

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund with the longer conversion schedule will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares.” Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding

December 30, 2017	II-7

companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares , Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A and Class M Shares

December 30, 2017	II-8

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class (excluding class T) of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class (excluding class T) of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

December 30, 2017	II-9

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount

December 30, 2017	II-10

indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management will no longer make such payments.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material

December 30, 2017	II-11

amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

December 30, 2017	II-12

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
Putnam Investors Fund

0.20% for shares purchased on or before 3/31/90;	Putnam U.S. Government Income Trust
0.25% for shares purchased after 3/31/90

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

December 30, 2017	II-13

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam California Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

December 30, 2017	II-14

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding Retirement Income Fund
Lifestyle 1) currently making payments under a class
M distribution plan, and Putnam Absolute Return 500
Fund and Putnam Absolute Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam Short
Duration Income Fund) and Retirement Income Fund
Lifestyle 1.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

December 30, 2017	II-15

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a
class T distribution plan.

Class T1 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T1 shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Government Money Market Fund*
Putnam Money Market Fund*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class T1 shares to 0.00% of the average net asset value of class T1 shares for which such dealers are designated the dealer of record.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are

December 30, 2017	II-16

made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

American Portfolios Financial Services, Inc.	LPL Financial LLC

Ameriprise Financial Services, Inc.	MMC Securities Corp.

AXA Advisors, LLC	Morgan Stanley Smith Barney LLC

BancWest Investment Services, Inc.	National Planning Corporation

Cadaret, Grant & Co. Inc.	M&T Securities, Inc.

Cambridge Investment Research, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cetera Advisors, LLC	MSI Financial Services, Inc.

Cetera Advisor Networks, LLC	Northwestern Mutual Investment Services, LLC

Cetera Financial Specialists, LLC	Oppenheimer & Co. Inc.

Cetera Investment Services, LLC	PNC Investments LLC

Citigroup Global Markets Inc.	Raymond James & Associates, Inc.

Citizens Securities, Inc.	Raymond James Financial Services, Inc.

Commonwealth Equity Services	RBC Capital Markets, LLC

CUNA Brokerage Services, Inc.	Royal Alliance Associates

CUSO Financial Services, L.P.	Sagepoint Financial, Inc.

First Allied Securities, Inc.	Santander Securities LLC

FSC Securities Corporation	Securities America, Inc.

Girard Securities, Inc.	Securian Financial Services, Inc.

HD Vest Investment Securities, Inc.	Securities Service Network, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	Summit Brokerage Services, Inc.

Investment Centers of America, Inc.	SunTrust Bank, Inc.

December 30, 2017	II-17

Investors Capital Corp.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

J.P. Turner & Company, LLC	Triad Advisors, Inc.

Kestra Investment Services, LLC	U.S. Bancorp Investments, Inc.

KMS Financial Services, Inc.	UBS Financial Services Inc.

Legend Equities Corporation	Voya Financial Advisors, Inc.

Lincoln Financial Advisors Corp.	VSR Financial Services, Inc.

Lincoln Financial Securities Corporation	Wells Fargo Clearing Services, LLC

Lincoln Investment Planning, Inc.	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America

Additional or different dealers may also receive program servicing payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment

December 30, 2017	II-18

events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”), The Putnam Advisory Company, LLC (“PAC”) and/or PanAgora Asset Management, Inc. (“PanAgora”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL, PAC and/or PanAgora, as appropriate.

Temporary Defensive Strategies	Master Limited Partnerships (MLPs)

Bank Loans	Money Market Instruments

Borrowing and Other Forms of Leverage	Mortgage-backed and Asset-backed Securities

Commodity-Related Investments	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investments in Wholly-Owned Subsidiaries	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

December 30, 2017	II-19

Market Risk

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also

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purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of

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such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments , the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e . g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an

December 30, 2017	II-22

uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries. Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Investments in Wholly-Owned Subsidiaries,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a wholly-owned foreign subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s

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intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a wholly-owned foreign subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts

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and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not

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be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it

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has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times

December 30, 2017	II-28

more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

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For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in

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addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

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Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

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Except in the case of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund, no fund intends to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Each of the funds and subsidiaries set forth below is a commodity pool under the Commodity Exchange Act (the “CEA”), and each of Putnam Management and PanAgora is registered as a “commodity pool operator” under the CEA with respect to each such fund. PanAgora is also registered as a Commodity Trading Advisor under the CEA. Since Putnam Management, PanAgora, and the funds and subsidiaries set forth below are subject to regulation by the CFTC under the CEA, they are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the funds, Putnam Management, and PanAgora by the SEC. In August 2013, the CFTC issued a rule that permits a registered investment company to elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements. The funds listed below have elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements by agreeing to comply with applicable SEC requirements.

Fund	Subsidiary

Putnam PanAgora Managed Futures Strategy	Putnam PanAgora Managed Futures Strategy, Ltd.
Putnam PanAgora Risk Parity Fund	Putnam PanAgora Risk Parity Fund, Ltd.

As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these Funds and their respective subsidiaries, and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. With respect to each other Putnam fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

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For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund

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has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities

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(collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

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Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

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Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investments in Wholly-Owned Subsidiaries

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

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Generally, each Subsidiary will invest primarily in commodity futures, and, in the case of Putnam PanAgora Risk Parity Fund, swaps on commodity futures, but each Subsidiary may also invest in other commodity-related instruments (such as financial futures, option and swap contracts). Each Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike a fund, the Subsidiary may invest without limitation in commodity-linked derivatives. By investing in a Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Except as described below, the Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the fund.

The Chief Compliance Officer of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding each Subsidiary’s compliance with its policies and procedures. Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Risk Parity Fund and each Subsidiary test for compliance with investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary complies with asset segregation requirements to the same extent as the applicable fund.

PanAgora provides investment management and other services to each Subsidiary. PanAgora does not receive increased compensation by virtue of providing each Subsidiary with investment management or administrative services. However, Putnam Management pays PanAgora based on each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s assets, including the assets invested in the applicable Subsidiary. Each Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the applicable fund.

The financial statements of each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will be consolidated with the financial statements of the applicable Subsidiary in the fund’s Annual and Semi-Annual Reports. The fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus.

In order for the fund to qualify as a regulated investment company under Subchapter M of the Code the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Income from certain commodity-linked derivative instruments in which the fund might invest may not be considered qualifying income. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a Subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a Subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Legal and Regulatory Risks Relating to Investment Strategy

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The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

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The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

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To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, the fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the fund. To the extent the fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the fund.

Master Limited Partnerships (MLPs)

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A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

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MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies' facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations ( i.e. , certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

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Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

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Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

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The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

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The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions . The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to

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become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature ( i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is

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dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e. , securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable

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(as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Under normal circumstances, each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference

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between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

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Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty

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purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

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A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs

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by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond

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counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest

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bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may

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also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility

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that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

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The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less

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than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment

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company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these

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purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

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Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in

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the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions,

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and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund intends to gain exposure to commodities and commodity-related investments, in whole or in part, through each fund’s respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the CFC provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States Shareholders.” Because each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a U.S. person that owns all of the stock of its respective Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a “United States Shareholder” and each Subsidiary is a CFC. As a “United States Shareholder,” each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is required to include in gross income for United States federal income tax purposes, as ordinary income, all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the applicable Subsidiary, which may increase the ordinary income recognized by the fund. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. It is

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expected that all of the Subsidiaries’ income will be “subpart F income.” Each fund’s recognition of its Subsidiary’s “subpart F income” will increase such fund’s tax basis in its Subsidiary’s shares. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of such Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in its Subsidiary’s shares. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The rules regarding the extent to which such subpart F inclusions will be treated as "qualifying income" for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will seek to ensure that they satisfy the 90% gross income requirement, including but not limited to by ensuring that each Subsidiary timely distributes to the applicable fund an amount equal to such Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. In order to make such distributions, a Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. If either of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund were to fail to meet the 90% gross income requirement or otherwise were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, such fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to pay substantial taxes, penalties and interest, and to make substantial distributions, in order to re-qualify for such special treatment.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt

December 30, 2017	II-71

security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity ( i . e ., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in

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certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an

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additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may

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be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund , unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of

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such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements . Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

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Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm) from 1992 to 2007.	focused on private equity advisory services) and a
member of its Compensation Committee. He also
served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

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Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She is the Chair of the Board
of Trustees of Mount Holyoke College, serves on the
board of The Denver Foundation, is a former Chair of
the Board, and a current Board member, of Girls Inc.
of Metro Denver (a nonprofit organization
benefitting young women), and serves on the Finance
Committee of the Children’s Hospital of Colorado.
Until September 2014, Ms. Baumann was a director
of UNS Energy Corporation (a publicly held electric
and gas utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy Corporation
(a publicly held U.S. exploration and production
company). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held a
variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University of
Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

December 30, 2017	II-79

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Foundation and Margaret	Center, and of College Now Greater Cleveland. Ms.
	A. Cargill Foundation,	Domotorffy holds a BSc in Economics from the
	part of the Margaret A.	University of Pennsylvania and an MSc in
	Cargill Philanthropies.	Accounting and Finance from the London School of
	Prior to 2012, Ms.	Economics.
Domotorffy was Partner,
Chief Investment
Officer, and Global Head
of Quantitative
Investment Strategies at
Goldman Sachs Asset
Management.

Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to the
1954), Trustee since 2017	Ithaka S+R (a	Yale Corporation. Dr. Hill graduated from Williams
	not-for-profit service that	College, earned a bachelor’s degree and a master’s
	helps the academic	degree at Brasenose College, Oxford University, and
	community navigate	completed her doctorate in economics at Yale
	economic and	University.
technological change).
From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.

December 30, 2017	II-80

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers of
	focused primarily on	the Boston Symphony Orchestra. Prior to April 2013,
	research and education	he served as Director of TransCanada Corporation
	on issues related to	and TransCanada Pipelines Ltd. (energy companies
	science, technology and	focused on natural gas transmission, oil pipelines,
	economic performance).	and power services.) Prior to August 2007, he served
	He is the Elizabeth and	as a Director of National Grid (a U.K.-based holding
	James Killian Professor	company with interests in electric and gas
	of Economics, Emeritus	transmission and distribution and
	at the Massachusetts	telecommunications infrastructure). Prior to July,
	Institute of Technology	2006, he served as President of the Yale University
	(“MIT”).	Council. Prior to February 2005, he served on the
	Prior to 2007, he was the	board of the Whitehead Institute for Biomedical
	Director of the Center for	Research (a non-profit research institution). Prior to
	Energy and	February 2002, he was a Director of State Farm
	Environmental Policy	Indemnity Company (an automobile insurance
	Research at MIT.	company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006 and	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair since 2016	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He is currently Vice	for the operation of the electric generation system in
	Chairman Emeritus of	the New England states). Prior to 2000, he was a
	the Board of Trustees of	Director of the Investment Company Institute in
	Beth Israel Deaconess	Washington, D.C. Prior to January 2005, Mr. Leibler
	Hospital in Boston and a	served as Chairman and Chief Executive Officer of
	former Director of Beth	the Boston Stock Exchange. Prior to January 2000,
	Israel Deaconess Care	he served as President and Chief Executive Officer of
	Organization, an	Liberty Financial Companies (a publicly traded
	accountable care group	diversified asset management organization). Prior to
	jointly owned by the	June 1990, he served as President and Chief
	medical center and its	Operating Officer of the American Stock Exchange
	affiliated physicians	(AMEX). Prior to serving as AMEX President, he
	network. He is also	held the position of Chief Financial Officer, and
	Director of Eversource	headed its management and marketing operations.
	Corporation, which	Mr. Leibler graduated with a B.A. in Economics
	operates New England’s	from Syracuse University.
largest energy delivery
system.

December 30, 2017	II-81

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert E. Patterson (Born	Prior to March 15, 2017,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Co-Chairman of Cabot	Trustee of the Joslin Diabetes Center. Prior to
	Properties, Inc. (a private	December 2001, Mr. Patterson served as the
	equity firm investing in	President and as a Trustee of Cabot Industrial Trust
	commercial real estate)	(a publicly-traded real estate investment trust). He
	and Chairman or	has also served as a Trustee of the Sea Education
	Co-Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered investment
	He currently serves as	adviser involved in institutional real estate
	Senior Advisor to these	investments). Prior to 1990, he served as Executive
	entities.	Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international
	at Deloitte Touche	development); Trustee of Carnegie Mellon
	Tohmatsu, Ltd. (a global	University; Trustee of the Rubin Museum; Director
	professional services	of Pratham USA (an organization dedicated to
	organization). He served	children’s education in India); member of the
	on the Deloitte U.S.	advisory board of Altimetrik (a business
	board of directors and the	transformation and technology solutions firm); and
	boards of Deloitte	Director of DXC Technology (a global IT services
	member firms in China,	and consulting company). Mr. Singh holds a
	Mexico and Southeast	bachelor’s degree in electrical engineering from the
	Asia.	Indian Institute of Technology and an MS in
industrial administration from Carnegie Mellon
University.

December 30, 2017	II-82

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the Chief
	2014, President and	Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he served
	company that provides	as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and
Great-West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors. Prior
to joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2016, there were 114 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election

December 30, 2017	II-83

to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

December 30, 2017	II-84

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

December 30, 2017	II-85

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Assistant Treasurer, The Putnam Funds.
Assistant Clerk, and Assistant
Treasurer

Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk and
Assistant Vice President, Assistant		Assistant Treasurer, The Putnam Funds.
Clerk and Assistant Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 11 of the 12 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session ( i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee

December 30, 2017	II-86

are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Mses. Baumann (Chairperson), Baxter and Domotorffy, and Messrs. Akhoury, Patterson and Singh.

Board Policy and Nominating Committee . The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers

December 30, 2017	II-87

this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chairperson), Messrs. Leibler, Patterson and Putnam, and Mses. Baxter and Baumann.

Brokerage Committee . The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chairperson), Leibler and Putnam, and Drs. Hill and Joskow.

Contract Committee . The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed and Leibler, and Drs. Hill and Joskow.

Executive Committee . The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Mses. Baxter (Chairperson) and Baumann, and Messrs. Leibler and Putnam.

Investment Oversight Committees . The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Ahamed, Patterson, Reynolds and Singh, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chairperson), Akhoury and Patterson, and Mses. Baumann, Baxter and Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved

December 30, 2017	II-88

because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

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Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI .

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Global Sector Fund, Putnam Mortgage Opportunities Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2018 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

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The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-M ana ger

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such

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fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

PanAgora

If so disclosed in the fund’s prospectus, PanAgora, an affiliate of Putnam Management, has been retained as the sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management, by Putnam Management pursuant to a sub-advisory agreement between Putnam Management and PanAgora.

PanAgora, a Delaware corporation, is located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora was founded in 1989 and is jointly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC), Nippon Life Insurance (“NLI”) of Japan, and certain key employees.

Under certain terms of the sub-advisory agreement, PanAgora, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PanAgora from time to time by Putnam Management, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of the Board of Trustees and Putnam Management.

PanAgora, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory agreement provides that PanAgora shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PanAgora.

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The sub-advisory agreement may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PanAgora or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “ PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed ( i.e. , no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

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Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

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Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

PanAgora

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “ PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the

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price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services ( i.e. , products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any

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commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC, PanAgora and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”), by PanAgora (the “PanAgora Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics, the PanAgora Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics and, as applicable, the PanAgora Code of Ethics do not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

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Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T (effective March 1, 2017), class T1 and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R, class T and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T, class T1 and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

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For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T1 and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on

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the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

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Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege . For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the

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shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 will not be eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Class T shares may not be exchanged for any other share class or for class T shares of another Putnam fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Generally, exchanges of class T shares of one Putnam fund for class T shares of another Putnam fund will be subject to the initial sales charge applicable to class T shares. As described in the prospectus, shareholders holding shares through certain financial intermediaries with whom Putnam Retail Management has entered into arrangements may be able to exchange into class T shares without being subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5, class R6 and class T shares, if applicable, the shares are available through the relevant retirement plan.

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Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan .

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

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Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have

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adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

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Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the

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fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the

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funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual

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certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

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Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

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D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►The funds will withhold votes from the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

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►The funds will withhold votes from any nominee for director:

· who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

· who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

· who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee’s outside boards), or

· who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size : The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper

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fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given

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annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e.,“say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category,

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through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

· the amount per employee under the plan is unlimited, or

· the plan’s performance criteria is undisclosed, or

· the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

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►The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

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Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

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II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

· the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

· applicable state law does not otherwise provide shareholders with the right to call special meetings.

►The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

· the company undergoes a change in control, and

· the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

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· the company undergoes a change in control, and

· the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone

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other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met

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or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

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Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►The funds will withhold votes from the entire board of directors if

· fewer than one-third of the directors are independent directors, or

· the board has not established audit, compensation and nominating committees each composed of a majority of independent directors .

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►The funds will withhold votes from the entire board of directors if

· the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

· the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

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Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►The funds will withhold votes from the entire board of directors if

· fewer than one-third of the directors are independent directors, or

· the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

· the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

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Japan

►For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established nominating and compensation committees composed of a majority of outside directors, or

· the board has not established an audit committee composed of a majority of independent directors.

►The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►The funds will withhold votes from the entire board of directors if

· fewer than half of the directors are outside directors,

· the board has not established a nominating committee with at least half of the members being outside directors, or

· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

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►The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►The funds will withhold votes from the entire board of directors if

· in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

· the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

· the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

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In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►The funds will withhold votes from the entire board of directors if

· in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

· the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

· the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►The funds will withhold votes from the entire board of directors if

· fewer than half of the directors are independent non-executive directors,

· the board has not established a nomination committee composed of a majority of independent non-executive directors, or

· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

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►The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence : For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

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Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

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Europe

►The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

December 30, 2017	II-136

France

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►The funds will vote for proposals

· to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

· to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

December 30, 2017	II-137

Australia

►The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

December 30, 2017	II-138

New Zealand

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►The funds will vote for proposals permitting companies to issue regulatory reports in English.

►The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of

December 30, 2017	II-139

board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

December 30, 2017	II-140

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 27, 2017

December 30, 2017	II-141

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, solicits voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are

December 30, 2017	II-142

responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations ( i.e. , the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proxy questions that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts

December 30, 2017	II-143

Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will not refer proxy questions in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009, January 24, 2014 and June 23, 2017.

December 30, 2017	II-144

Appendix B

December 30, 2017	II-145

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2017

24 Emerging Markets Equity Fund

The fund’s portfolio 8/31/17

COMMON STOCKS (93.9%)*	Shares	Value
Auto components (1.2%)
Hankook Tire Co., Ltd. (South Korea)	5,575	$291,595
Minth Group, Ltd. (China)	96,000	444,187
		735,782
Banks (17.2%)
Banco Macro SA ADR (Argentina)	6,462	670,820
Bank of China, Ltd. (China)	1,679,000	887,916
Bank Tabungan Negara Persero Tbk PT (Indonesia)	1,329,100	299,749
Capitec Bank Holdings, Ltd. (South Africa)	5,972	413,398
China Construction Bank Corp. (China)	1,399,000	1,227,239
CTBC Financial Holding Co., Ltd. (Taiwan)	988,000	640,314
Dubai Islamic Bank PJSC (United Arab Emirates)	298,574	495,063
Grupo Supervielle SA ADR (Argentina)	23,214	474,262
Hana Financial Group, Inc. (South Korea)	11,740	509,933
HDFC Bank, Ltd. (India)	21,638	600,247
Industrial & Commercial Bank of China, Ltd. (China)	1,669,000	1,255,324
Itau Unibanco Holding SA ADR (Preference) (Brazil)	68,641	876,546
Itausa — Investimentos Itau SA (Preference) (Brazil)	105,758	342,688
Moneta Money Bank AS (Czech Republic)	136,566	478,876
Sberbank of Russia PJSC ADR (Russia)	75,508	1,030,684
		10,203,059
Beverages (0.4%)
Thai Beverage PCL (Thailand)	317,400	217,868
		217,868
Capital markets (0.7%)
Edelweiss Financial Services, Ltd. (India)	107,653	417,079
		417,079
Chemicals (3.2%)
Asian Paints, Ltd. (India)	11,547	211,042
Formosa Plastics Corp. (Taiwan)	122,000	380,269
Grand Pacific Petrochemical (Taiwan)	396,000	336,183
Hanwha Chemical Corp. (South Korea)	15,319	482,450
LG Chemical, Ltd. (South Korea)	1,426	478,665
		1,888,609
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
		2
Communications equipment (0.6%)
Sterlite Technologies, Ltd. (India) †	97,278	336,295
		336,295
Construction and engineering (3.2%)
China Communications Construction Co., Ltd. (China)	235,000	314,389
China State Construction International Holdings, Ltd. (China)	276,000	399,976
CTCI Corp. (Taiwan)	261,000	422,516
Dilip Buildcon, Ltd. (India) †	36,218	341,890
KEC International, Ltd. (India)	89,386	438,129
		1,916,900

Emerging Markets Equity Fund 25

COMMON STOCKS (93.9%)* cont.	Shares	Value
Construction materials (0.5%)
Waskita Beton Precast Tbk PT (Indonesia)	9,925,400	$324,817
		324,817
Consumer finance (1.7%)
KRUK SA (Poland)	5,162	493,366
UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	148,865	512,057
		1,005,423
Diversified consumer services (1.8%)
Fu Shou Yuan International Group, Ltd. (China)	733,000	491,315
Ser Educacional SA 144A (Brazil)	59,300	549,889
		1,041,204
Electric utilities (2.3%)
Inter RAO UES PJSC (Russia)	3,611,859	244,418
Pampa Energia SA ADR (Argentina) †	4,085	249,226
Power Grid Corp. of India, Ltd. (India)	164,852	565,939
RusHydro PJSC ADR (Russia)	201,094	284,548
		1,344,131
Electrical equipment (0.9%)
KEI Industries, Ltd. (India)	140,281	561,945
		561,945
Electronic equipment, instruments, and components (1.3%)
Elite Material Co., Ltd. (Taiwan)	97,000	490,550
Hollysys Automation Technologies, Ltd. (China)	14,449	293,893
		784,443
Food and staples retail (3.6%)
Atacadao Distribuicao Comercio e Industria, Ltda. (Brazil) †	60,134	301,831
BIM Birlesik Magazalar AS (Turkey)	15,763	349,163
Dino Polska SA 144A (Poland) †	28,459	470,527
Robinsons Retail Holdings, Inc. (Philippines)	245,820	435,961
X5 Retail Group NV GDR (Russia) †	13,592	554,554
		2,112,036
Food products (0.6%)
WH Group, Ltd. (Hong Kong)	344,000	359,692
		359,692
Health-care providers and services (0.9%)
Qualicorp SA (Brazil)	49,586	548,969
		548,969
Hotels, restaurants, and leisure (1.3%)
Bloomberry Resorts Corp. (Philippines) †	1,870,500	410,070
Modetour Network, Inc. (South Korea)	13,927	336,728
		746,798
Household durables (3.1%)
Basso Industry Corp. (Taiwan)	192,000	572,495
Coway Co., Ltd. (South Korea)	4,475	392,499
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Germany) † ∆∆ F	2	2
MRV Engenharia e Participacoes SA (Brazil)	127,412	546,020
Nien Made Enterprise Co., Ltd. (Taiwan)	29,000	313,099
		1,824,115

26 Emerging Markets Equity Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value
Insurance (7.1%)
AIA Group, Ltd. (Hong Kong)	72,600	$557,520
China Life Insurance Co., Ltd. (Taiwan) †	341,000	377,495
Discovery, Ltd. (South Africa)	44,096	510,492
Dongbu Insurance Co., Ltd. (South Korea)	4,490	300,160
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	8,908	364,767
ING Life Insurance Korea, Ltd. (South Korea) †	11,501	450,101
IRB Brasil Resseguros S/A (Brazil) †	59,153	563,747
Ping An Insurance Group Co. of China, Ltd. (China)	140,000	1,112,803
		4,237,085
Internet and direct marketing retail (—%)
Global Fashion Holding SA (acquired 8/2/13, cost $87,766) (Private)
(Luxembourg) † ∆∆ F	2,072	22,332
		22,332
Internet software and services (12.2%)
Alibaba Group Holding, Ltd. ADR (China) †	19,975	3,430,507
Delivery Hero Holding GmbH (acquired 6/12/15, cost $161,742) (Private)
(Germany) † ∆∆ F	6,300	203,171
Delivery Hero Holding GmbH (Germany) †	2,270	81,340
Tencent Holdings, Ltd. (China)	82,500	3,505,546
		7,220,564
IT Services (0.5%)
Chinasoft International, Ltd. (China)	602,000	321,615
		321,615
Machinery (0.5%)
Jain Irrigation Systems, Ltd. (India) †	178,789	275,828
		275,828
Media (3.9%)
Megacable Holdings SAB de CV (Units) (Mexico)	95,177	410,641
Naspers, Ltd. Class N (South Africa)	8,294	1,875,077
Workpoint Entertainment PCL (Foreign depositary shares) (Thailand)	16,000	35,416
		2,321,134
Metals and mining (2.1%)
Hindalco Industries, Ltd. (India)	113,284	422,495
Korea Zinc Co., Ltd. (South Korea)	959	438,820
United Co. RUSAL PLC (RUSAL) (Russia)	565,000	391,439
		1,252,754
Multiline retail (1.7%)
El Puerto de Liverpool SAB de CV (Mexico)	56,000	498,603
Poya International Co., Ltd. (Taiwan)	39,260	510,761
		1,009,364
Oil, gas, and consumable fuels (3.0%)
Lukoil PJSC ADR (Russia)	12,449	625,562
Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	22,471	201,790
Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) †	15,100	130,917
Petronet LNG, Ltd. (India)	111,817	397,746
PTT PCL (Foreign depositary shares) (Thailand)	34,800	418,166
		1,774,181

Emerging Markets Equity Fund 27

COMMON STOCKS (93.9%)* cont.			Shares	Value
Pharmaceuticals (2.2%)
China Traditional Chinese Medicine Holdings Co., Ltd. (China)			812,000	$491,921
Richter Gedeon Nyrt (Hungary)			22,675	590,064
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (China)			67,500	253,753
				1,335,738
Professional services (0.7%)
Sporton International, Inc. (Taiwan)			76,000	401,591
				401,591
Road and rail (0.5%)
Localiza Rent a Car SA (Brazil)			16,053	303,685
				303,685
Semiconductors and semiconductor equipment (3.7%)
SK Hynix, Inc. (South Korea)			10,952	673,856
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)			213,889	1,539,747
				2,213,603
Software (0.8%)
NCSOFT Corp. (South Korea)			1,442	493,201
				493,201
Specialty retail (0.9%)
Beauty Community PCL (Foreign depositary shares) (Thailand)			677,400	281,527
PC Jeweller, Ltd. (India)			45,016	250,125
				531,652
Technology hardware, storage, and peripherals (5.6%)
Casetek Holdings, Ltd. (Taiwan)			116,000	384,604
Samsung Electronics Co., Ltd. (South Korea)			1,213	2,504,791
Samsung Electronics Co., Ltd. (Preference) (South Korea)			249	418,054
				3,307,449
Textiles, apparel, and luxury goods (0.4%)
CCC SA (Poland)			3,596	264,309
				264,309
Thrifts and mortgage finance (0.8%)
Dewan Housing Finance Corp., Ltd. (India) †			61,776	488,769
				488,769
Water utilities (1.0%)
China Water Affairs Group, Ltd. (China)			1,004,000	580,973
				580,973
Wireless telecommunication services (1.8%)
PLAY Communications SA (Poland) †			32,256	325,517
Safaricom, Ltd. (Kenya)			1,382,400	342,744
Turkcell Iletisim Hizmetleri AS (Turkey)			105,654	404,126
				1,072,387
Total common stocks (cost $46,062,477)				$55,797,381

	Expiration	Strike
WARRANTS (2.5%)*	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	3/22/18	$0.00	13,073	$410,006
Jiangsu NHWA Pharmaceutical Co., Ltd.
144A (China) †	7/27/18	0.00	97,400	204,341
Qingdao Haier Co., Ltd. 144A (China) †	9/24/18	0.00	139,500	296,742

28 Emerging Markets Equity Fund

	Expiration		Strike
WARRANTS (2.5%)* cont.	date		price	Warrants	Value
Shanghai International Airport Co., Ltd.
144A (China)	5/7/18		$0.00	59,500	$351,756
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/18		0.00	26,900	226,270
Total warrants (cost $1,393,691)					$1,489,115

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
UBS AG
IShares MSCI Emerging
Markets ETF (Put)	Nov-17/$42.00	$3,160,291		$70,495	$36,074
IShares MSCI Emerging
Markets ETF (Put)	Oct-17/41.00	3,133,438		69,896	13,987
Total purchased options outstanding (cost $105,311)					$50,061

CONVERTIBLE PREFERRED STOCKS (—%)*				Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $10,574)
(Luxembourg) (Private) † ∆∆ F				1,396	$15,348
Total convertible preferred stocks (cost $10,574)					$15,348

SHORT-TERM INVESTMENTS (2.6%)*				Shares	Value
Putnam Short Term Investment Fund 1.15% L				1,560,755	$1,560,755
Total short-term investments (cost $1,560,755)					$1,560,755

TOTAL INVESTMENTS
Total investments (cost $49,132,808)					$58,912,660

Key to holding’s currency abbreviations

HKD	Hong Kong Dollar
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $59,397,680.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $240,855, or 0.4% of net assets.

Emerging Markets Equity Fund 29

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,728,003 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	27.3%	Hong Kong	1.6%
South Korea	13.8	Philippines	1.4
Taiwan	10.8	Turkey	1.3
India	9.0	Indonesia	1.1
Brazil	7.4	Hungary	1.0
Russia	5.3	United Arab Emirates	0.8
South Africa	4.8	Czech Republic	0.8
United States	2.7	Saudi Arabia	0.7
Poland	2.6	Kenya	0.6
Mexico	2.4	Germany	0.5
Argentina	2.4	Luxembourg	0.1
Thailand	1.6	Total	100.0%

WRITTEN OPTIONS OUTSTANDING at 8/31/17 (premiums $118,648)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
Alibaba Group Holding,
Ltd. ADR (Call)	Nov-17/$185.00	$574,299	$3,344	$17,124
UBS AG
Alibaba Group Holding,
Ltd. ADR (Call)	Nov-17/170.00	574,299	3,344	37,709
IShares MSCI Emerging
Markets ETF (Put)	Nov-17/40.00	3,160,291	70,495	20,416
IShares MSCI Emerging
Markets ETF (Put)	Oct-17/39.00	3,133,438	69,896	8,038
Tencent Holdings, Ltd. (Call)	Nov-17/HKD 320.00	330,019	7,850	24,348
Total				$107,635

30 Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$4,461,482	$4,012,874	$22,334
Consumer staples	1,676,075	1,013,521	—
Energy	1,376,435	397,746	—
Financials	6,861,999	9,489,416	—
Health care	1,139,033	745,674	—
Industrials	303,685	3,156,264	2
Information technology	3,805,740	10,668,259	203,171
Materials	—	3,466,180	—
Telecommunication services	1,072,387	—	—
Utilities	778,192	1,146,912	—
Total common stocks	21,475,028	34,096,846	225,507

Convertible preferred stocks	—	—	15,348
Purchased options outstanding	—	50,061	—
Warrants	—	1,489,115	—
Short-term investments	1,560,755	—	—
Totals by level	$23,035,783	$35,636,022	$240,855

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(107,635)	$—
Totals by level	$—	$(107,635)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 31

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $47,572,053)	$57,351,905
Affiliated issuers (identified cost $1,560,755) (Note 5)	1,560,755
Foreign currency (cost $213,371) (Note 1)	213,393
Dividends, interest and other receivables	77,612
Receivable for shares of the fund sold	258,001
Receivable for investments sold	921,533
Prepaid assets	55,749
Total assets	60,438,948

LIABILITIES
Payable to custodian	5,871
Payable for investments purchased	604,419
Payable for shares of the fund repurchased	38,517
Payable for compensation of Manager (Note 2)	7,237
Payable for custodian fees (Note 2)	34,551
Payable for investor servicing fees (Note 2)	4,140
Payable for Trustee compensation and expenses (Note 2)	7,280
Payable for administrative services (Note 2)	188
Payable for distribution fees (Note 2)	16,823
Payable for auditing and tax fees	58,154
Payable for taxes on foreign capital gains	137,871
Written options outstanding, at value (premiums $118,648) (Note 1)	107,635
Other accrued expenses	18,582
Total liabilities	1,041,268
Net assets	$59,397,680

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$55,375,582
Undistributed net investment income (Note 1)	82,773
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,713,442)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,652,767
Total — Representing net assets applicable to capital shares outstanding	$59,397,680

(Continued on next page)

32 Emerging Markets Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($28,407,848 divided by 2,404,188 shares)	$11.82
Offering price per class A share (100/94.25 of $11.82)*	$12.54
Net asset value and offering price per class B share ($2,054,473 divided by 180,049 shares)**	$11.41
Net asset value and offering price per class C share ($4,475,019 divided by 393,719 shares)**	$11.37
Net asset value and redemption price per class M share ($569,018 divided by 49,156 shares)	$11.58
Offering price per class M share (100/96.50 of $11.58)*	$12.00
Net asset value, offering price and redemption price per class R share
($1,009,686 divided by 85,812 shares)	$11.77
Net asset value, offering price and redemption price per class Y share
($22,881,636 divided by 1,916,308 shares)	$11.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 33

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $105,211)	$906,890
Interest (including interest income of $10,630 from investments in affiliated issuers) (Note 5)	10,634
Total investment income	917,524

EXPENSES
Compensation of Manager (Note 2)	391,131
Investor servicing fees (Note 2)	103,985
Custodian fees (Note 2)	66,146
Trustee compensation and expenses (Note 2)	2,453
Distribution fees (Note 2)	107,990
Administrative services (Note 2)	1,226
Auditing and tax fees	81,701
Blue sky expense	81,536
Other	33,696
Fees waived and reimbursed by Manager (Note 2)	(182,137)
Total expenses	687,727
Expense reduction (Note 2)	(20,594)
Net expenses	667,133

Net investment income	250,391

Net realized gain on securities from unaffiliated issuers (net of foreign tax of $19,869)
(Notes 1 and 3)	3,552,830
Net realized loss on forward currency contracts (Note 1)	(115,630)
Net realized loss on foreign currency transactions (Note 1)	(32,707)
Net realized gain on swap contracts (Note 1)	58,547
Net realized gain on written options (Note 1)	83,600
Net unrealized appreciation of securities in unaffiliated issuers (net of foreign tax of $137,871)
during the year	6,723,294
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	731
Net unrealized appreciation of swap contracts during the year	20,855
Net unrealized appreciation of written options during the year	11,013
Net gain on investments	10,302,533

Net increase in net assets resulting from operations	$10,552,924

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$250,391	$78,663
Net realized gain (loss) on investments
and foreign currency transactions	3,546,640	(2,438,544)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	6,755,893	6,709,305
Net increase in net assets resulting from operations	10,552,924	4,349,424
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(172,097)	(260,457)
Class B	(4,137)	(6,394)
Class C	(7,407)	(10,966)
Class M	(1,453)	(2,930)
Class R	(6,335)	—
Class Y	(146,561)	(105,994)
Increase (decrease) from capital share transactions (Note 4)	14,258,550	(781,040)
Total increase in net assets	24,473,484	3,181,643

NET ASSETS
Beginning of year	34,924,196	31,742,553
End of year including undistributed net investment
income of $82,773 and $341,237, respectively)	$59,397,680	$34,924,196

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class A
August 31, 2017	$9.54	.05	2.31	2.36	(.08)	(.08)	—	$11.82	25.07	$28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	(.11)	—	9.54	14.41	19,784	1.65[e]	.25[e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	(.08)	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	(.04)	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	(.05)	—[f]	8.96	3.71	23,617	1.54	.52	157
Class B
August 31, 2017	$9.22	(.02)	2.23	2.21	(.02)	(.02)	—	$11.41	24.07	$2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	(.03)	—	9.22	13.57	1,727	2.40[e]	(.46)[e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—[f]	8.69	2.96	2,118	2.29	(.21)	157
Class C
August 31, 2017	$9.19	(.02)	2.22	2.20	(.02)	(.02)	—	$11.37	24.07	$4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	(.04)	—	9.19	13.55	2,802	2.40[e]	(.45)[e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	(.01)	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—[f]	8.67	2.97	2,163	2.29	(.17)	157
Class M
August 31, 2017	$9.35	.01	2.26	2.27	(.04)	(.04)	—	$11.58	24.39	$569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	(.06)	—	9.35	13.91	377	2.15[e]	(.24)[e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	(.02)	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	—[f]	—[f]	—[f]	8.79	3.20	455	2.04	.08	157
Class R
August 31, 2017	$9.53	.04	2.29	2.33	(.09)	(.09)	—	$11.77	24.69	$1,010	1.88	.36	137
August 31, 2016	8.35	.03[g]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[e]	.34[e,g]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	(.06)	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	(.02)	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	(.04)	—[f]	8.88	3.43	278	1.79	.42	157
Class Y
August 31, 2017	$9.64	.10	2.31	2.41	(.11)	(.11)	—	$11.94	25.34	$22,882	1.38	.94	137
August 31, 2016	8.53	.06[g]	1.18	1.24	(.13)	(.13)	—	9.64	14.69	9,573	1.40[e]	.63[e,g]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	(.10)	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	(.06)	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	(.07)	—[f]	9.06	3.94	5,576	1.29	.85	157

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Equity Fund	Emerging Markets Equity Fund 37

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets
August 31, 2017	0.43%
August 31, 2016	0.55
August 31, 2015	0.42
August 31, 2014	0.37
August 31, 2013	0.28

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

38 Emerging Markets Equity Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Emerging Markets Equity Fund 39

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

40 Emerging Markets Equity Fund

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in

Emerging Markets Equity Fund 41

the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $57,574 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

42 Emerging Markets Equity Fund

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$3,129,940	$2,457,510	$5,587,450

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $170,865 to decrease undistributed net investment income and $170,865 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,175,278
Unrealized depreciation	(510,980)
Net unrealized appreciation	9,664,298
Undistributed ordinary income	83,348
Capital loss carryforward	(5,587,450)
Cost for federal income tax purposes	$49,140,727

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance

Emerging Markets Equity Fund 43

adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.924% of the fund’s average net assets before an increase of $2,888 (0.007% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $182,137 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$51,797	Class R	1,941
Class B	4,442	Class Y	37,068
Class C	7,708	Total	$103,985
Class M	1,029

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund

44 Emerging Markets Equity Fund

also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $98 under the expense offset arrangements and by $20,496 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $36, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$52,105
Class B	1.00%	1.00%	17,857
Class C	1.00%	1.00%	31,004
Class M	1.00%	0.75%	3,110
Class R	1.00%	0.50%	3,914
Total			$107,990

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,516 and $209 from the sale of class A and class M shares, respectively, and received $837 and $51 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$66,532,799	$54,612,746
U.S. government securities (Long-term)	—	—
Total	$66,532,799	$54,612,746

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Emerging Markets Equity Fund 45

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	836,079	$8,816,976	499,606	$4,341,166
Shares issued in connection with
reinvestment of distributions	18,827	166,809	29,330	255,172
	854,906	8,983,785	528,936	4,596,338
Shares repurchased	(523,552)	(5,135,200)	(882,909)	(7,670,201)
Net increase (decrease)	331,354	$3,848,585	(353,973)	$(3,073,863)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	62,549	$583,434	36,160	$303,237
Shares issued in connection with
reinvestment of distributions	475	4,083	742	6,268
	63,024	587,517	36,902	309,505
Shares repurchased	(70,222)	(663,658)	(45,832)	(380,037)
Net decrease	(7,198)	$(76,141)	(8,930)	$(70,532)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	173,974	$1,754,950	119,328	$1,011,442
Shares issued in connection with
reinvestment of distributions	814	6,978	1,189	10,010
	174,788	1,761,928	120,517	1,021,452
Shares repurchased	(86,043)	(806,407)	(101,245)	(839,032)
Net increase	88,745	$955,521	19,272	$182,420

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	17,844	$179,843	6,289	$54,079
Shares issued in connection with
reinvestment of distributions	167	1,453	343	2,930
	18,011	181,296	6,632	57,009
Shares repurchased	(9,206)	(87,484)	(10,370)	(87,652)
Net increase (decrease)	8,805	$93,812	(3,738)	$(30,643)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	18,349	$178,859	64,932	$596,188
Shares issued in connection with
reinvestment of distributions	628	5,555	—	—
	18,977	184,414	64,932	596,188
Shares repurchased	(2,552)	(24,614)	(52,604)	(435,640)
Net increase	16,425	$159,800	12,328	$160,548

46 Emerging Markets Equity Fund

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,478,639	$14,756,569	371,118	$3,246,304
Shares issued in connection with
reinvestment of distributions	16,098	143,919	11,631	102,124
	1,494,737	14,900,488	382,749	3,348,428
Shares repurchased	(570,955)	(5,623,515)	(150,783)	(1,297,398)
Net increase	923,782	$9,276,973	231,966	$2,051,030

At the close of the reporting period, a shareholder of record owned 10.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Short Term
Investment Fund**	$1,033,678	$29,264,499	$28,737,422	$10,630	$1,560,755
Total Short-term
investments	$1,033,678	$29,264,499	$28,737,422	$10,630	$1,560,755

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$76,000
Written equity option contracts (contract amount)	$79,000
Forward currency contracts (contract amount)	$480,000
OTC total return swap contracts (notional)	$160,000
Warrants (number of warrants)	230,000

Emerging Markets Equity Fund 47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,539,176	Payables	$107,635
Total		$1,539,176		$107,635

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(115,630)	$—	$(115,630)
Equity contracts	104,072	(64,678)	—	58,547	$97,941
Total	$104,072	$(64,678)	$(115,630)	$58,547	$(17,689)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Swaps	Total
Equity contracts	$(54,062)	$(44,237)	$20,855	$(77,444)
Total	$(54,062)	$(44,237)	$20,855	$(77,444)

48 Emerging Markets Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	UBS AG	Total
Assets:
Purchased options**#	$—	$50,061	$50,061
Total Assets	$—	$50,061	$50,061
Liabilities:
Written options #	$17,124	$90,511	$107,635
Total Liabilities	$17,124	$90,511	$107,635
Total Financial and Derivative Net Assets	$(17,124)	$(40,450)	$(57,574)
Total collateral received (pledged)†##	$—	$—
Net amount	$(17,124)	$(40,450)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $1,005,244, or $0.20 per share (for all classes of shares). Taxes paid to foreign countries were $125,080, or $0.02 per share (for all classes of shares).

The fund designated 1.28% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Emerging Markets Equity Fund 49

Prospectus Supplement	May 18, 2018

Putnam Floating Rate Income Fund
Prospectus dated June 30, 2017

Beginning on May 21, 2018, the fund will offer class R6 shares to:

• employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

• investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

• investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges the shareholder additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

• corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

• unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

The prospectus is supplemented as follows to add information about class R6 shares.

The front cover page is supplemented to add class R6 shares to the list of shares to which the prospectus relates, and to indicate that the fund’s symbol for class R6 shares is PFRZX.

The following information is added to similar disclosure for the fund under Fund summary — Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class R6	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

	Management	Distribution and	Other	Total annual fund
Share class	fees	service (12b-1) fees	expenses	operating expenses
Class R6	0.57%	N/A	0.11%=	0.68%

= Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your

310852 5/18

shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class R6	$69	$218	$379	$847

The following information restates similar disclosure in How do I buy fund shares?—Which class of shares is best for me?:

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.

The following information is added to How do I buy fund shares?—Here is a summary of the differences among the classes of shares:

Class R6 shares (available only to investors listed below)

• The following investors may purchase class R6 shares:

» employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

» investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

» investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

» corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

» unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees and lower investor servicing fees

• Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees

The following information is added as the last bullet point to How do I buy fund shares?—Here is a summary of the differences among the classes of shares—Class Y shares (available only to investors listed below):

• Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

The last sentence in the section Distribution plans and payments to dealers—Distribution and service (12b-1) plans is amended to read:

Class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because there are no sales charges or 12b-1 fees.

The Financial highlights section for the fund is revised, as set forth below, to include the annual financial information derived from financial statements provided in the fund’s annual report dated 2/28/18, which has been audited.

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	capital	distributions	fees	end of period	value (%) [b]	in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
February 28, 2018	$8.63	.33	(.02)	.31	(.32)	—	(.32)	—	$8.62	3.71	$356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.40	338,129	1.03[e]	3.54[e]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64
Class B
February 28, 2018	$8.63	.31	(.02)	.29	(.31)	—	(.31)	—	$8.61	3.39	$12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	—	8.63	10.18	16,461	1.23[e]	3.35[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64
Class C
February 28, 2018	$8.63	.26	(.02)	.24	(.26)	—	(.26)	—	$8.61	2.82	$90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	—	8.63	9.58	100,047	1.78[e]	2.80[e]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64
Class M
February 28, 2018	$8.63	.32	(.02)	.30	(.32)	—	(.32)	—	$8.61	3.54	$5,080	1.07	3.74	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.35	4,095	1.08[e]	3.50[e]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64
Class R
February 28, 2018	$8.63	.30	(.02)	.28	(.30)	—	(.30)	—	$8.61	3.33	$510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	—	8.63	10.13	466	1.28[e]	3.32[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64
Class Y
February 28, 2018	$8.64	.35	(.01)	.34	(.35)	—	(.35)	—	$8.63	3.97	$303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	—	8.64	10.67	359,621	.78[e]	3.78[e]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

— 4 —	— 5 —

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Prospectus Supplement		February 1, 2018

Putnam California Tax	Putnam Global	Putnam Massachusetts
Exempt Income Fund	Telecommunications Fund	Tax Exempt Income Fund
Prospectus dated 1/30/18	Prospectus dated 12/30/17	Prospectus dated 9/30/17

Putnam Convertible	Putnam Intermediate-	Putnam Minnesota Tax
Securities Fund	Term Municipal Income	Exempt Income Fund
Prospectus dated 2/28/17	Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Europe		Putnam Money
Equity Fund	Putnam Low Volatility	Market Fund
Prospectus dated 10/30/17	Equity Fund	Prospectus dated 1/30/18
Prospectus dated 11/30/17
Putnam Capital		Putnam Multi-Cap
Spectrum Fund	Putnam Multi-Cap	Growth Fund
Prospectus dated 8/30/17	Core Fund	Prospectus dated 10/30/17
Prospectus dated 8/30/17
Putnam Emerging		Putnam New Jersey Tax
Markets Equity Fund	Putnam Short-Term	Exempt Income Fund
Prospectus dated 12/30/17	Municipal Income Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Emerging		Putnam New York Tax
Markets Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 3/30/17	Health Care Fund	Prospectus dated 3/30/17
Prospectus dated 12/30/17
Putnam Equity		Putnam Ohio Tax
Spectrum Fund	Putnam Global	Exempt Income Fund
Prospectus dated 8/30/17	Natural Resources Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Floating		Putnam Pennsylvania Tax
Rate Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 6/30/17	Utilities Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam Tax Exempt
Consumer Fund	Putnam High Yield Fund	Income Fund
Prospectus dated 12/30/17	Prospectus dated 3/30/17	Prospectus dated 1/30/18

Putnam Global	Putnam Government	Putnam AMT-Free
Financials Fund	Money Market Fund	Municipal Fund
Prospectus dated 12/30/17	Prospectus dated 1/30/18	Prospectus dated 11/30/17

Putnam Global	Putnam International	Putnam Tax-Free
Industrials Fund	Capital Opportunities	High Yield Fund
Prospectus dated 12/30/17	Fund	Prospectus dated 11/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam U.S. Government
Sector Fund	Putnam International	Income Trust
Prospectus dated 2/28/17	Growth Fund	Prospectus dated 1/30/18
Prospectus dated 1/30/18
Putnam Global		Putnam Dynamic Asset
Technology Fund	Putnam Multi-Cap	Allocation Equity Fund
Prospectus dated 12/30/17	Value Fund	Prospectus dated 9/30/17
Prospectus dated 8/30/17

For each fund except Putnam Money Market Fund and Putnam Government Money Market Fund, purchases of class A shares by investors on or after March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% deferred sales charge

309981 2/18

(“CDSC”) if redeemed within twelve months of purchase. Purchases of class A shares by investors prior to March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% CDSC if redeemed within nine months of purchase.

Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased on or after March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within twelve months of the original purchase. Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased prior to March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within nine months of the original purchase.

Effective April 1, 2018, class C shares of each applicable fund will automatically convert to class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion.

Putnam Floating Rate Income Fund

Prospectus
6 | 30 | 17

Fund summary 2
What are the fund's main investment strategies and related risks? 7
Who oversees and manages the fund? 12
How does the fund price its shares? 13
How do I buy fund shares? 14
How do I sell or exchange fund shares? 23
Policy on excessive short-term trading 26
Distribution plans and payments to dealers 28
Fund distributions and taxes 30
Financial highlights 32
Appendix 37

Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Floating Rate Income Fund seeks high current income. Preservation of capital is a secondary goal.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 14 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	1.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class M	0.75%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.57%	0.25%	0.21%	1.03%
Class B	0.57%	0.45%	0.21%	1.23%
Class C	0.57%	1.00%	0.21%	1.78%
Class M	0.57%	0.30%	0.21%	1.08%
Class R	0.57%	0.50%	0.21%	1.28%
Class T	0.57%	0.25%	0.21%<	1.03%
Class Y	0.57%	N/A	0.21%	0.78%

*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over two years.

***  This charge is eliminated after one year.

<  Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

2          Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$204	$425	$663	$1,347
Class B	$225	$390	$676	$1,433
Class B (no redemption)	$125	$390	$676	$1,433
Class C	$281	$560	$964	$2,095
Class C (no redemption)	$181	$560	$964	$2,095
Class M	$184	$416	$666	$1,382
Class R	$130	$406	$702	$1,545
Class T	$352	$570	$804	$1,478
Class Y	$80	$249	$433	$966

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 49%.

Investments, risks, and performance

Investments

We invest mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. We invest mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Prospectus          3

Risks

It is important to understand that you can lose money by investing in the fund.

The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The risks associated with fixed income investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Interest rate risk is generally greater for longer-term investments. To the extent the fund holds floating rate loans, interest rate risk may be reduced but will not be eliminated. Fixed income investments are also subject to credit risk, which is the risk that the issuer of a fixed income investment may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade investments (a significant part of the fund’s investments). While floating rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loans, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

4          Prospectus

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	10 years
Class A before taxes	7.56%	4.31%	3.26%
Class A after taxes on distributions	5.90%	2.55%	1.43%
Class A after taxes on distributions and sale of fund shares	4.24%	2.53%	1.73%
Class B before taxes	7.43%	4.31%	3.06%
Class C before taxes	6.84%	3.74%	2.60%
Class M before taxes	7.78%	4.31%	3.19%
Class R before taxes	8.38%	4.26%	3.10%
Class T before taxes*	5.93%	3.99%	3.10%
Class Y before taxes	8.91%	4.78%	3.63%
S&P LSTA Leveraged Loan Index (no deduction for fees, expenses or taxes)	10.14%	5.11%	4.64%

*  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the higher initial sales charge currently applicable to class T shares.

As of October 1, 2016, the S&P/LSTA Leveraged Loan Index (LLI) replaced the Bloomberg Barclays U.S. High Yield Loan Index as the benchmark of this fund because the Bloomberg Barclays U.S. High Yield Loan Index was retired effective September 30, 2016. Performance for the Bloomberg Barclays U.S. High Yield Loan Index is no longer available after September 30, 2016.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Prospectus          5

Portfolio managers

Paul Scanlon
Co-Head of Fixed Income, portfolio
manager of the fund since 2005

Norman Boucher
Portfolio Manager, portfolio manager
of the fund since 2008

Robert Salvin
Portfolio Manager, portfolio manager
of the fund since 2008

Sub-advisor

Putnam Investments Limited*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Effective April 1, 2017, purchases for class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

6          Prospectus

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in floating rate corporate loans and debt securities and in other corporate debt securities.

Floating rate loans are debt obligations that have interest rates which adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks. Many floating rate loans are senior in rank in the event of bankruptcy to most other securities of the issuer, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the issuer so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. It is sometimes necessary to obtain the consent of the borrower and/or the agent before selling or assigning a floating rate loan. The fund may also invest in fixed rate debt instruments. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We expect to invest mostly in floating rate loans and other floating rate debt securities that are rated BB or B or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. However, we may invest the fund’s assets without limit in floating rate loans and other floating rate debt securities rated above BB or below B or their respective equivalents, at the time of purchase, and in unrated investments that we believe are of comparable quality. This includes investments in the lowest rating category of the rating agency. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

Investments rated below BBB or its equivalent are below-investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or

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expected default could also make it difficult for us to sell the investments at prices approximating the values previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values.

When the fund invests in a loan participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund. In addition, the fund is subject to the risk that the borrower under the loan will default on its obligations.

The fund will invest mostly in senior secured corporate loans, which are senior to most of the borrower’s other obligations, secured by collateral and generally subject to more favorable restrictive covenants than below-investment-grade bonds. While these protections may reduce credit risk, the fund will remain subject to significant credit risk.

A significant portion of the fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leverage recapitalization loans and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than other investments.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

  Impairment of collateral. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may not be fully collateralized and may decline in value.
  Interest rate risk. The values of debt instruments, including loans and bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

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Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

  Prepayment risk. Most floating rate loans, as well as some other debt securities, allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.
  Access to confidential information. With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers and to holders of the issuer’s floating rate loans. Putnam’s decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price that the fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, Putnam’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.
  Focus of investments. The fund will not invest more than 25% of its total assets in floating rate loans of borrowers in a single industry. Events that affect banking or related industries may affect the agent banks administering floating rate loans, or any intermediate participants positioned between the fund and the borrower with respect to a loan participation, and may have a significant effect on the fund.
  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Foreign investments. We may invest up to 25% of the fund’s net assets in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

  Liquidity risk. Although the market for the types of floating rate loans in which the fund invests has matured and become increasingly liquid over time, there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, such as floating rate bonds, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations. In the event that significant redemptions of the fund’s shares require the fund to sell portfolio

10          Prospectus

holdings, the fund’s portfolio managers will attempt to manage these portfolio sales to generally maintain the composition of the fund’s portfolio, including by utilizing cash balances and, if necessary, any borrowing facilities to which the fund is a party. However, it is possible that in order to meet shareholder redemption orders, the fund may be required to sell its more liquid investments or investments with shorter settlement periods, including investments other than floating rate loans. This could result in less liquid securities comprising a larger percentage of the fund’s portfolio, which may make it more difficult for the fund to satisfy further shareholder redemptions without incurring significant transaction costs.

  Market risk. The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

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  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the fund’s Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.

The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s semiannual report to shareholders dated August 31, 2016.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds

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sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.57% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio managers	Joined fund	Employer	Positions over past five years
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head of Fixed Income
Norman Boucher	2008	Putnam Management 1998 – Present	Portfolio Manager
Robert Salvin	2008	Putnam Management 2000 – Present	Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily

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available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Effective April 1, 2017, purchases for class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

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The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M and class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept

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wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you five classes of fund shares: A, B, C M and T. Employer-sponsored retirement plans may also choose class R shares, and certain investors described below may also choose class Y shares. Effective April 1, 2017, purchases for class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first two years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. No initial sales charges will apply to purchases of class A or class M shares of $500,000 and above. Class T offers sales charge discounts starting at investments of $250,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 1.00%
  No initial sales charge for investments of $500,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

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  Lower initial sales charge than class T shares, and right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class B shares

Effective April 1, 2017, purchases for class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 1.00% if shares are sold within two years of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees
  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A, B, M or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 0.75%
  No initial sales charge for investments of $500,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

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  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A, B, M or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class T shares

  Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.
  Initial sales charge of up to 2.50%
  Lower sales charges available for investments of $250,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Higher initial sales charge than class A shares, and right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:

– employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

– bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

– corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

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– college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

– other Putnam funds and Putnam investment products;

– investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

– clients of a financial representative who are charged a fee for consulting or similar services;

– corporations, endowments and foundations that have entered into an arrangement with Putnam;

– fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

– investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;

– current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and

– personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

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Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees.

Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 500,000	1.01%	1.00%	0.76%	0.75%
500,000 and above	NONE	NONE	N/A***	N/A***

Initial sales charges for class T shares

	Class T sales charge as a percentage of*:
Amount of purchase at offering price (Transaction level) ($)	Net Amount invested	Offering price**
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00

*  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**  Offering price includes sales charge.

***  The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to

20          Prospectus

each of your current purchases. Class T shares and shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under

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the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii)  clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii)  registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(iv)  a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v)  clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;

(vi)  college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

22          Prospectus

(vii)  shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i) a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);

(ii)  a redemption of shares that are no longer subject to the CDSC holding period therefor;

(iii)  a redemption of shares that were issued upon the reinvestment of distributions by the fund;

(iv)  a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and

(v)  in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may not be exchanged for class T shares of another Putnam fund.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result

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in your paying the highest deferred sales charge applicable to your class of shares. Class B shares of most other Putnam funds have a higher deferred sales charge than the fund. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

24          Prospectus

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within two years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3+
Charge	1%	0.50%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. The fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the Statement of Additional Information.

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining

Prospectus          25

shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

26          Prospectus

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially

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harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

  Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the

28          Prospectus

annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class B, class M and class R shares to 0.25%, 0.45%, 0.30% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total

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amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The fund declares a distribution daily based on our projections of its estimated net income. The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

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For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

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Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
February 28, 2017	$8.11	.30	.53	.83	(.31)	—	(.31)	—	$8.63	10.40	$338,129	1.03 [e]	3.54 [e]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	— [d]	9.00	4.68	443,679	1.02	3.85	64
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	— [d]	8.94	7.42	293,610	1.03	4.81	63
Class B
February 28, 2017	$8.11	.29	.53	.82	(.30)	—	(.30)	—	$8.63	10.18	$16,461	1.23 [e]	3.35 [e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	— [d]	9.00	4.47	19,546	1.22	3.65	64
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	— [d]	8.94	7.21	11,837	1.23	4.61	63
Class C
February 28, 2017	$8.11	.24	.53	.77	(.25)	—	(.25)	—	$8.63	9.58	$100,047	1.78 [e]	2.80 [e]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	— [d]	9.00	4.01	126,350	1.77	3.11	64
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	— [d]	8.93	6.51	91,013	1.78	4.06	63
Class M
February 28, 2017	$8.11	.30	.53	.83	(.31)	—	(.31)	—	$8.63	10.35	$4,095	1.08 [e]	3.50 [e]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	— [d]	9.00	4.63	5,646	1.07	3.82	64
February 28, 2013	8.75	.42	(.21)	.63	(.44)	—	(.44)	— [d]	8.94	7.37	5,592	1.08	4.78	63
Class R
February 28, 2017	$8.11	.28	.53	.81	(.29)	—	(.29)	—	$8.63	10.13	$466	1.28 [e]	3.32 [e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	— [d]	9.00	4.42	635	1.27	3.61	64
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	— [d]	8.94	7.16	468	1.28	4.56	63
Class Y
February 28, 2017	$8.12	.32	.54	.86	(.34)	—	(.34)	—	$8.64	10.67	$359,621	.78 [e]	3.78 [e]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	— [d]	9.01	4.94	402,370.77		4.10	64
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	— [d]	8.95	7.69	267,654.78		5.06	63

See notes to financial highlights at the end of this section.

34 Prospectus	Prospectus 35

Financial highlights (Continued)

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

36          Prospectus

APPENDIX

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

Prospectus          37

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

38          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          39

For more information about Putnam Floating Rate Income Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109 1-800-225-1581

Address correspondence to:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07513	SP096 306544 6/17

Class T shares of the fund are not currently available for purchase.

Statement of Additional Information Supplement	May 18, 2018

Putnam Floating Rate Income Fund
Statement of Additional Information dated June 30, 2017

Appendix B is revised to include the following audited financial statements provided in the fund’s annual report dated 2/28/18.

SAI Supplement – 5/18

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
April 10, 2018

Floating Rate Income Fund 19

The fund’s portfolio 2/28/18

	Principal
SENIOR LOANS (88.5%)*c	amount	Value
Advertising and marketing services (0.2%)
Lions Gate Entertainment Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.25%, 3.898%, 12/8/23	$1,915,664	$1,922,049
		1,922,049
Automotive (0.8%)
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.50%, 5.08%, 11/6/24	5,970,000	5,984,925
		5,984,925
Broadcasting (3.3%)
CBS Radio, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.623%, 11/13/24	3,040,498	3,055,700
iHeartCommunications, Inc. bank term loan FRN Ser. D, BBA LIBOR
USD 3 Month + 6.75%, 8.443%, 1/30/19 (In default)†	7,105,000	5,612,950
Sinclair Television Group, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 2.50%, 12/12/24	6,100,000	6,114,158
Townsquare Media, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 4/1/22	2,735,135	2,739,694
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 1/27/24	1,944,702	1,945,917
Univision Communications, Inc. bank term loan FRN Ser. C5, BBA
LIBOR USD 3 Month + 2.75%, 4.398%, 3/15/24	5,772,298	5,701,045
		25,169,464
Building materials (1.6%)
American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 2.50%, 4.148%, 10/31/23	1,985,000	1,994,925
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.593%, 5/5/24	4,878,704	4,911,231
Werner Finco LP bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.648%, 7/24/24	4,988,750	5,038,638
		11,944,794
Capital goods (9.4%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.25%, 3.721%, 11/10/23	3,681,135	3,692,892
Berry Global Group, Inc. bank term loan FRN Ser. Q, BBA LIBOR
USD 3 Month + 2.00%, 3.82%, 10/1/22	2,975,802	2,983,242
Berry Global Group, Inc. bank term loan FRN Ser. R, BBA LIBOR USD
3 Month + 2.00%, 3.82%, 1/19/24	992,500	994,361
Blount International, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 4.25%, 5.83%, 4/12/23	1,000,000	1,013,750
BWAY Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.958%, 4/3/24	4,751,113	4,766,948
Casella Waste Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.09%, 10/17/23	3,828,769	3,838,341
CD&R Waterworks Merger Sub, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.575%, 8/1/24	3,491,250	3,495,614
Clark Equipment Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 4.193%, 5/12/24	2,754,452	2,760,478
Consolidated Container Co., LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.789%, 5/22/24	1,995,000	2,001,234
Gates Global, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.443%, 3/31/24	5,084,210	5,117,573

20 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.443%, 9/27/23	$4,112,938	$4,128,361
Manitowac Foodservice, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.398%, 3/3/23	2,787,718	2,810,368
Plastipak Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.45%, 10/12/24	997,500	1,003,423
RBS Global, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.853%, 8/21/24	2,485,000	2,498,590
Reynolds Group Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.398%, 2/5/23	3,176,992	3,190,891
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 8.00%, 9.873%, 2/15/26	1,935,000	1,925,325
Robertshaw Holdings Corp. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.373%, 2/15/25	3,455,000	3,485,231
Signode Industrial Group US, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.75%, 4.42%, 5/1/21	17,795	17,795
Terex Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.25%, 3.943%, 1/31/24	2,977,500	2,983,702
Thermon Industries, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.75%, 5.33%, 10/30/24	2,500,000	2,515,625
TransDigm, Inc. bank term loan FRN Ser. E, BBA LIBOR USD 3 Month
+ 2.80%, 4.254%, 5/14/22	6,624,145	6,665,546
TransDigm, Inc. bank term loan FRN Ser. F, BBA LIBOR USD 3 Month
+ 2.75%, 4.413%, 6/9/23	800,000	805,000
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.58%, 11/15/23	4,650,882	4,674,136
Wrangler Buyer Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 9/19/24	5,000,000	5,026,785
		72,395,211
Chemicals (5.4%)
Allnex USA, Inc. bank term loan FRN Ser. B2, BBA LIBOR USD
3 Month + 3.25%, 5.206%, 9/13/23	1,126,389	1,130,613
Allnex USA, Inc. bank term loan FRN Ser. B3, BBA LIBOR USD
3 Month + 3.25%, 5.206%, 9/13/23	848,611	851,793
Alpha 3 BV bank term loan FRN Ser. B1, BBA LIBOR USD 3 Month
+ 3.00%, 4.693%, 1/31/24	3,980,000	4,004,875
Israel Chemicals, Ltd. bank term loan FRN BBA LIBOR USD 3 Month
+ 6.75%, 8.623%, 2/13/26 (Israel)	2,000,000	2,025,000
Israel Chemicals, Ltd. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.873%, 2/13/25 (Israel)	2,000,000	2,015,000
KMG Chemicals, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.398%, 6/15/24	3,877,528	3,892,069
MacDermid, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 6/7/23	1,539,383	1,549,967
MacDermid, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD
3 Month + 2.50%, 4.148%, 6/7/20	1,390,333	1,394,389
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 8.75%, 10.443%, 2/14/25	680,000	685,950
New Arclin US Holding Corp. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.278%, 2/14/24	2,323,333	2,345,115

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Chemicals cont.
PQ Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.50%, 4.291%, 2/8/25	$1,000,000	$1,004,643
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.734%, 7/31/22	2,130,000	2,019,063
Solenis International LP bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 5.234%, 7/31/21	3,442,963	3,426,609
Trinseo Materials Operating SCA bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 4.148%, 9/6/24	2,453,850	2,469,697
Tronox Blocked Borrower, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.693%, 9/22/24	1,209,302	1,216,429
Tronox Pigments Holland BV bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.693%, 9/22/24	2,790,698	2,807,143
Univar USA, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 4.148%, 7/1/24	3,829,594	3,846,946
Venator Materials, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 8/8/24	2,992,500	3,003,722
Zep, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.772%, 8/8/24	1,995,000	2,003,313
		41,692,336
Commercial and consumer services (1.5%)
Garda World Security Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.50%, 7.00%, 5/26/24	3,400,159	3,433,100
Prime Security Services Borrower, LLC bank term loan FRN Class B,
BBA LIBOR USD 3 Month + 2.75%, 4.398%, 5/2/22	2,970,094	2,992,782
Sabre GLBL, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.984%, 2/22/24	1,000,000	1,001,875
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.75%, 4.589%, 9/2/21	4,400,782	4,410,284
		11,838,041
Communication services (7.0%)
Altice US Finance I Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.898%, 7/28/25	3,975,025	3,965,914
Asurion, LLC bank term loan FRN BBA LIBOR USD 3 Month + 6.00%,
7.648%, 8/4/25	2,007,000	2,059,684
Asurion, LLC bank term loan FRN Ser. B4, BBA LIBOR USD 3 Month
+ 2.75%, 4.398%, 8/4/22	1,161,209	1,166,109
Asurion, LLC bank term loan FRN Ser. B5, BBA LIBOR USD 3 Month
+ 3.00%, 4.573%, 11/3/23	2,431,718	2,438,303
CenturyLink, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75% 4.398%, 1/31/25	5,000,000	4,921,250
Charter Communications Operating, LLC bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 2.00%, 3.65%, 4/30/25	4,235,000	4,243,999
Cogeco Communications USA II LP bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.38%, 4.023%, 8/11/24	3,500,000	3,497,085
CSC Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.838%, 6/15/25	3,770,284	3,754,920
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, BBA
LIBOR USD 3 Month + 3.75%, 5.706%, 11/27/23	3,789,628	3,759,429
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4, BBA
LIBOR USD 3 Month + 4.50%, 6.456%, 1/2/24	2,000,000	2,033,334

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Communication services cont.
SFR Group SA bank term loan FRN Ser. B11, BBA LIBOR USD
3 Month + 2.75%, 4.522%, 7/18/25	$4,957,513	$4,734,424
SFR Group SA bank term loan FRN Ser. B12, BBA LIBOR USD
3 Month + 3.00%, 4.72%, 1/31/26	1,995,000	1,911,874
Sprint Communications, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 2.50%, 4.188%, 2/2/24	6,446,263	6,443,039
Virgin Media Bristol, LLC bank term loan FRN Ser. K, BBA LIBOR
USD 3 Month + 2.50%, 4.088%, 1/15/26	4,000,000	4,012,856
WideOpenWest Finance, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.846%, 8/19/23	4,956,328	4,942,391
		53,884,611
Construction (4.3%)
Associated Asphalt Partners, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 5.25%, 6.898%, 4/5/24	4,958,929	4,735,777
Atkore International, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.522%, 12/22/23	1,000,000	1,005,625
ATS Consolidated, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 7.75%, 9.706%, 2/28/26	1,000,000	1,000,000
ATS Consolidated, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.75%, 5.706%, 2/28/25	3,500,000	3,517,500
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.83%, 1/2/25	5,000,000	5,017,970
Builders FirstSource, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.693%, 2/29/24	4,771,833	4,787,737
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.648%, 10/25/23	4,295,625	4,029,833
NCI Building Systems, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.00%, 3.74%, 1/26/25	3,000,000	3,003,750
Quikrete Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.75%, 4.398%, 11/15/23	6,247,590	6,270,150
		33,368,342
Consumer staples (6.7%)
1011778 BC ULC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.916%, 2/17/24	3,952,097	3,956,215
BJ’s Wholesale Club, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.08%, 2/3/24	3,970,000	3,960,075
Brand Industrial Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 4.25%, 5.996%, 6/21/24	6,671,980	6,717,389
CEC Entertainment, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.25%, 4.898%, 2/14/21	4,593,050	4,436,886
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2, BBA LIBOR
USD 3 Month + 3.50%, 5.148%, 9/15/20	4,889,315	4,903,983
Diamond (BC) BV bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.654%, 9/6/24	5,600,000	5,586,000
JBS USA, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.50%, 4.10%, 10/30/22	3,970,000	3,950,150
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 5.148%, 9/7/23	5,984,175	4,768,107
Weight Watchers International bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.75%, 6.427%, 11/29/24	4,000,000	4,027,916

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Consumer staples cont.
WKI Holding Co., Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.773%, 5/2/24	$3,980,000	$3,989,950
Yum! Brands, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.59%, 6/16/23	4,937,688	4,961,349
		51,258,020
Energy (4.9%)
American Energy-Marcellus, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 7.75%, 8/4/20 (In default)†	1,747,442	1,011,332
BCP Renaissance Parent, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.772%, 10/31/24	3,000,000	3,027,000
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 10.38%, 11.971%, 12/31/21	1,000,000	1,140,000
California Resources Corp. bank term loan FRN BBA LIBOR USD
3 Month + 4.75%, 6.34%, 11/17/22	3,365,000	3,419,681
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.954%, 8/23/21	5,383,000	5,705,980
Eagleclaw Midstream Ventures, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 4.25%, 6.039%, 6/8/24	3,980,000	4,009,850
FTS International, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.75%, 6.414%, 4/16/21	2,055,289	2,048,438
KCA Deutag US Finance, LLC bank term loan FRN BBA LIBOR USD
3 Month + 5.25%, 7.654%, 5/16/20	1,909,416	1,880,775
Lucid Energy Group II Borrower, LLC bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 3.00%, 4.787%, 1/31/25	2,000,000	2,005,000
Medallion Midland Acquisition, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.898%, 10/30/24	5,000,000	5,000,000
MEG Energy Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 5.20%, 12/31/23	5,276,110	5,279,877
Murray Energy Corp. bank term loan FRN Ser. B2, BBA LIBOR USD
3 Month + 7.25%, 8.943%, 4/17/20	2,468,611	2,160,035
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.85%, 9/27/24	915,000	921,536
		37,609,504
Entertainment (1.7%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.30%, 2/6/25 (United Kingdom)	6,185,000	6,174,690
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.943%, 9/18/24	3,917,072	3,938,056
Delta 2 (Lux) Sarl bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 4.27%, 2/1/24	2,318,289	2,316,840
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 7.50%, 9.148%, 8/18/24	720,000	733,050
		13,162,636
Financials (5.3%)
Alliant Holdings I, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.898%, 8/14/22	4,884,986	4,906,021
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 6.00%, 7.65%, 3/24/25	2,401,861	2,443,894
Capital Automotive LP bank term loan FRN BBA LIBOR USD
3 Month + 2.50%, 4.15%, 3/24/24	1,829,249	1,838,396
ESH Hospitality, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.38%, 3.818%, 8/30/23	3,897,354	3,915,757

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Financials cont.
Freedom Mortgage Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 5.50%, 7.103%, 2/23/22	$4,415,625	$4,459,781
HUB International, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.839%, 10/2/20	4,808,367	4,826,999
iStar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.586%, 10/1/21	2,005,125	2,020,163
LPL Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.81%, 9/21/24	4,476,281	4,483,743
USI, Inc./NY bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.693%, 5/16/24	5,321,663	5,315,010
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.90%, 8/18/23	2,562,563	2,573,774
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 2.00%, 3.596%, 12/15/24	4,137,955	4,158,644
		40,942,182
Forest products and packaging (2.0%)
Caraustar Industries, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 5.50%, 7.193%, 3/9/22	4,960,013	4,967,760
Coveris Holdings SA bank term loan FRN BBA LIBOR USD 3 Month
+ 4.25%, 5.583%, 6/26/22	4,209,927	4,215,189
Industrial Container Services bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.08%, 4/28/24	4,455,891	4,461,461
Industrial Container Services bank term loan FRN Ser. DD, BBA
LIBOR USD 3 Month + 3.50%, 4.998%, 4/28/24 U	532,941	533,607
Trident TPI Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 4.898%, 10/5/24	1,500,000	1,503,750
		15,681,767
Gaming and lottery (4.8%)
Amaya Holdings BV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.193%, 8/1/21	2,903,063	2,921,207
Boyd Gaming Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.50%, 3.974%, 9/15/23	2,768,339	2,779,216
CBAC Borrower, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 4.00%, 5.648%, 7/7/24	1,995,000	2,012,456
Eldorado Resorts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.955%, 4/17/24	1,989,380	1,989,380
Gateway Casinos & Entertainment, Ltd. bank term loan FRN
Ser. B1, BBA LIBOR USD 3 Month + 3.75%, 5.443%, 2/22/23	2,982,506	2,982,506
Golden Nugget, Inc./NV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.979%, 10/4/23	4,670,805	4,705,107
Greektown Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.648%, 4/25/24	4,975,000	4,975,000
Penn National Gaming, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 3.25%, 1/19/24	3,770,000	3,783,195
Scientific Games Corp. bank term loan FRN Ser. B5, BBA LIBOR
USD 3 Month + 2.75%, 4.539%, 8/14/24	1,165,000	1,169,915
Scientific Games International, Inc. bank term loan FRN Ser. B5,
BBA LIBOR USD 3 Month + 2.75%, 4.539%, 8/14/24	5,626,729	5,650,468
Yonkers Racing Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.90%, 5/31/24	4,026,355	4,056,553
		37,025,003

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Health care (7.7%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.25%, 5.25%, 9/26/24	$500,000	$505,179
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.943%, 4/28/22	4,794,902	4,816,306
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B1, BBA
LIBOR USD 3 Month + 4.00%, 5.675%, 4/28/22	497,480	499,701
Air Methods Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.193%, 4/21/24	3,898,287	3,910,957
CHS/Community Health Systems, Inc. bank term loan FRN Ser. G,
BBA LIBOR USD 3 Month + 2.75%, 4.734%, 12/31/19	1,601,924	1,587,155
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
BBA LIBOR USD 3 Month + 3.00%, 4.984%, 1/27/21	4,695,388	4,585,634
Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 4.25%, 5.938%, 4/27/24	5,572,000	5,558,070
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.25%, 3.721%, 1/31/25	3,970,000	3,984,435
Kinetic Concepts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.285%, 2/3/24	4,746,150	4,758,015
Multiplan, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.693%, 6/7/23	5,211,988	5,235,604
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.443%, 6/30/21	4,697,458	4,726,817
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 3.25%, 5.267%, 2/26/25	1,040,000	1,038,700
Pharmaceutical Product Development, LLC bank term loan FRN
BBA LIBOR USD 3 Month + 2.75%, 4.422%, 8/18/22	6,188,967	6,206,550
Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.648%, 5/15/22	4,888,063	4,896,617
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. B1, BBA LIBOR USD 3 Month + 3.50%, 4.94%, 4/1/22	2,706,161	2,735,591
West Street Merger Sub, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.398%, 9/27/24	3,990,000	3,988,005
		59,033,336
Leisure (0.5%)
Steinway Musical Instruments, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.589%, 2/13/25	4,000,000	4,010,000
		4,010,000
Lodging/Tourism (2.5%)
Caesars Resort Collection, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 2.75%, 4.398%, 12/22/24	5,000,000	5,028,570
CityCenter Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.148%, 4/18/24	4,075,084	4,092,277
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 4.50%, 6.148%, 9/2/23	4,732,600	4,751,530
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2, BBA
LIBOR USD 3 Month + 2.00%, 3.45%, 10/25/23	2,405,815	2,417,844
MGM Growth Properties Operating Partnership LP bank term loan
FRN Ser. B, BBA LIBOR USD 3 Month + 2.25%, 3.898%, 4/25/23	2,947,500	2,959,605
		19,249,826

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Media (0.5%)
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.193%, 10/18/19	$1,011,258	$968,461
Nielsen Finance, LLC bank term loan FRN Ser. B4, BBA LIBOR USD
3 Month + 2.00%, 3.579%, 10/4/23	2,762,613	2,768,483
		3,736,944
Metals (1.4%)
Big River Steel, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 5.00%, 6.693%, 8/23/23	997,500	1,017,450
Phoenix Services Merger Sub, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 3.75%, 5.522%, 1/29/25	1,000,000	1,002,500
TMS International Corp. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.631%, 8/14/24	4,987,500	4,999,969
Zekelman Industries, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 4.408%, 6/14/21	3,427,532	3,444,670
		10,464,589
Publishing (0.5%)
Meredith Corp. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.658%, 1/18/25	3,880,000	3,900,005
		3,900,005
Retail (3.1%)
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.554%, 7/2/22	4,317,393	3,439,525
Bass Pro Group, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 5.00%, 6.648%, 9/25/24	3,990,000	3,989,003
J. Crew Group, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.22%, 4.49%, 3/5/21	1,678,617	1,149,853
JC Penney Corp., Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.25%, 6.234%, 6/23/23	2,887,500	2,759,006
Jo-Ann Stores, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 5.00%, 6.551%, 10/16/23	4,937,500	4,915,898
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.83%, 10/25/20	1,852,398	1,565,276
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.57%, 3/10/22	2,000,000	1,630,000
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 10.148%, 3/19/21	1,823,820	1,769,105
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 4.50%, 6.148%, 3/19/20	2,422,443	2,369,956
		23,587,622
Technology (10.1%)
Almonde, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 7.25%, 8.729%, 6/13/25	2,000,000	1,984,500
Almonde, Inc. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 5.484%, 6/16/24	1,990,000	1,988,066
Avaya, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.75%, 6.338%, 12/15/24	6,260,000	6,282,354
BMC Software Finance, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.25%, 4.898%, 9/10/22	4,039,019	4,049,117
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 6.75%, 8.398%, 3/30/25	1,608,000	1,634,130

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Technology cont.
CCC Information Services, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.65%, 3/30/24	$3,632,691	$3,644,043
CommScope, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.648%, 12/29/22	2,836,000	2,848,408
Dell International, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.00%, 3.65%, 9/7/23	6,729,536	6,727,436
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.25%, 3.871%, 4/26/24	3,935,739	3,942,627
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.25%, 3.871%, 7/10/22	916,192	917,464
Infor US, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.443%, 2/1/22	5,051,655	5,054,363
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD 3 Month
+ 8.25%, 10.023%, 11/1/24	1,498,000	1,551,928
Kronos, Inc./MA bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 5.30%, 11/1/23	4,510,525	4,537,462
Rackspace Hosting, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.787%, 11/3/23	7,300,944	7,318,289
Solera, LLC bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.25%, 4.898%, 3/3/23	5,915,737	5,928,415
SS&C European Holdings Sarl bank term loan FRN Ser. B4, BBA
LIBOR USD 3 Month + 2.50%, 4.517%, 2/27/25 (Luxembourg)	1,314,676	1,321,249
SS&C Technologies, Inc. bank term loan FRN Ser. B3, BBA LIBOR
USD 3 Month + 2.50%, 4.517%, 2/27/25	3,685,324	3,703,751
Syniverse Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 4.648%, 4/23/19	2,365,699	2,380,485
Syniverse Holdings, Inc. bank term loan FRN Ser. 1L, BBA LIBOR
USD 3 Month + 5.00%, 6.82%, 2/9/23	3,000,000	3,012,501
Syniverse Holdings, Inc. bank term loan FRN Ser. 2L, BBA LIBOR
USD 3 Month + 9.00%, 10.82%, 2/9/24	1,250,000	1,265,625
Tempo Acquisition, LLC bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.648%, 5/1/24	4,338,200	4,347,692
TTM Technologies, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 2.50%, 4.42%, 9/28/24	3,500,000	3,513,125
		77,953,030
Tire and rubber (0.4%)
American Tire Distributors, Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 5.898%, 9/1/21	2,830,117	2,854,173
		2,854,173
Utilities and power (2.9%)
Calpine Construction Finance Co. LP bank term loan FRN BBA
LIBOR USD 3 Month + 2.50%, 4.148%, 1/15/25	4,301,876	4,310,325
Dynegy, Inc. bank term loan FRN Ser. C, BBA LIBOR USD 3 Month
+ 2.75%, 4.346%, 2/7/24	4,084,074	4,107,557
Energy Transfer Equity LP bank term loan FRN BBA LIBOR USD
3 Month + 2.00%, 3.38%, 2/2/24	2,000,000	1,999,688
NRG Energy, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.028%, 6/30/23	4,173,782	4,188,273
Vistra Operations Co., LLC bank term loan FRN Class B2, BBA LIBOR
USD 3 Month + 2.25%, 3.855%, 12/14/23	2,475,000	2,486,214

28 Floating Rate Income Fund

	Principal
SENIOR LOANS (88.5%)*c cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 4.148%, 8/4/23	$4,353,813	$4,375,582
Vistra Operations Co., LLC bank term loan FRN Ser. C, BBA LIBOR
USD 3 Month + 2.50%, 4.148%, 8/4/23	771,542	775,400
		22,243,039
Total senior loans (cost $682,786,159)		$680,911,449

	Principal
CORPORATE BONDS AND NOTES (9.6%)*	amount	Value
Basic materials (0.5%)
ArcelorMittal SA sr. unsec. unsub. notes 5.75%, 3/1/21 (France)	$2,000,000	$2,110,000
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,000,000	1,096,250
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	1,000,000	1,022,780
		4,229,030
Capital goods (0.8%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	686,000	728,875
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	1,000,000	1,096,250
GFL Environmental, Inc. 144A sr. unsec. notes 9.875%,
2/1/21 (Canada)	500,000	527,500
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,665,000	1,731,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 5.222%, 7/15/21	1,945,000	1,966,881
		6,051,106
Communication services (0.5%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	1,840,000	1,955,368
DISH DBS Corp. company guaranty sr. unsec. notes
5.875%, 7/15/22	2,000,000	1,950,000
		3,905,368
Consumer cyclicals (1.8%)
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	740,000	753,468
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	997,500
Ford Motor Credit Co., LLC sr. unsec. unsub. FRB BBA LIBOR USD
3 Month + 0.93%, 2.717%, 11/4/19	2,150,000	2,168,773
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 11/1/18	2,000,000	2,000,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,651,814
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
8.375%, 5/15/18	1,000,000	1,010,000
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	1,985,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	2,611,000	2,467,395
		14,033,950

Floating Rate Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (9.6%)* cont.	amount	Value
Consumer staples (0.3%)
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.631%, 8/10/22	$2,000,000	$2,005,106
		2,005,106
Energy (1.1%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	1,000,000	1,022,500
Chesapeake Energy Corp. company guaranty sr. unsec. FRN BBA
LIBOR USD 3 Month + 3.25%, 4.97%, 4/15/19	225,000	223,875
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. notes 9.75%, 3/15/19	1,500,000	1,590,000
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	147,000	154,350
Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	1,250,000	1,271,875
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	1,000,000	1,022,500
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,600,000	1,624,000
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,753,000	1,875,710
		8,784,810
Financials (3.2%)
Bank of America Corp. sr. unsec. FRN Ser. MTN, BBA LIBOR USD
3 Month + 0.77%, 2.557%, 2/5/26	2,000,000	1,987,670
Barclays PLC sr. unsec. unsub. FRN BBA LIBOR USD 3 Month
+ 2.11%, 3.921%, 8/10/21 (United Kingdom)	2,000,000	2,094,260
Citigroup, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month + 1.43%,
3.436%, 9/1/23	3,000,000	3,095,003
CNO Financial Group, Inc. sr. unsec. unsub. notes 4.50%, 5/30/20	1,000,000	1,010,000
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRB Ser. GMTN,
BBA LIBOR USD 3 Month + 1.75%, 3.51%, 10/28/27	3,000,000	3,168,156
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	1,200,000	1,223,400
iStar, Inc. sr. unsec. unsub. notes 4.625%, 9/15/20 R	2,000,000	2,010,000
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	3,000,000	3,090,000
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.06%, 2.623%, 9/13/21 (Japan)	3,000,000	3,048,360
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6.50%, 8/1/18	1,790,000	1,798,950
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,500,000	1,436,250
		23,962,049
Health care (1.0%)
Allergan Funding SCS company guaranty sr. unsec. unsub. FRN
BBA LIBOR USD 3 Month + 1.26%, 2.804%, 3/12/20 (Luxembourg)	2,000,000	2,033,920
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	3,000,000	3,157,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 1.70%, 7/19/19 (Netherlands)	1,600,000	1,561,118
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	1,000,000	1,040,000
		7,792,538

30 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (9.6%)* cont.	amount	Value
Technology (0.1%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19 F	$2,000,000	$—
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21‡‡	770,000	783,475
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	351,000	358,898
		1,142,373
Utilities and power (0.3%)
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. FRN BBA
LIBOR USD 3 Month + 1.28%, 3.00%, 1/15/23	2,000,000	2,041,066
		2,041,066
Total corporate bonds and notes (cost $73,708,230)		$73,947,396

COMMON STOCKS (0.2%)*	Shares	Value
Avaya Holdings Corp.†	55,095	$1,156,444
Caesars Entertainment Corp.†	26,362	334,797
CHC Group, LLC (acquired 3/23/17, cost $125,976) (Cayman Islands)† ∆∆	8,688	65,160
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	91,107
Tribune Media Co. Class 1C F	591,290	29,564
Total common stocks (cost $1,474,909)		$1,677,072

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $341,839) (Cayman Islands) ∆∆	$446,795	$576,366
Total convertible bonds and notes (cost $341,839)		$576,366

SHORT-TERM INVESTMENTS (4.3%)*	Shares	Value
Putnam Short Term Investment Fund 1.54% L	33,195,697	$33,195,697
Total short-term investments (cost $33,195,697)		$33,195,697

TOTAL INVESTMENTS
Total investments (cost $791,506,834)		$790,307,980

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $769,134,469.

Floating Rate Income Fund 31

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $641,526, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

32 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Consumer cyclicals	$334,797	$—	$29,564
Technology	1,156,444	—	—
Transportation	—	65,160	—
Utilities and power	—	91,107	—
Total common stocks	1,491,241	156,267	29,564

Convertible bonds and notes	—	576,366	—
Corporate bonds and notes	—	73,947,396	—
Senior loans	—	680,911,449	—
Short-term investments	33,195,697	—	—
Totals by level	$34,686,938	$755,591,478	$29,564

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of assets and liabilities 2/28/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $758,311,137)	$757,112,283
Affiliated issuers (identified cost $33,195,697) (Notes 1 and 5)	33,195,697
Cash	4,358,471
Interest and other receivables	4,140,707
Receivable for shares of the fund sold	1,153,025
Receivable for investments sold	21,615,380
Prepaid assets	55,769
Total assets	821,631,332

LIABILITIES
Payable for investments purchased	49,786,228
Payable for shares of the fund repurchased	1,242,467
Payable for compensation of Manager (Note 2)	331,846
Payable for custodian fees (Note 2)	9,606
Payable for investor servicing fees (Note 2)	180,794
Payable for Trustee compensation and expenses (Note 2)	130,915
Payable for administrative services (Note 2)	3,114
Payable for distribution fees (Note 2)	219,728
Distributions payable to shareholders	424,342
Other accrued expenses	167,823
Total liabilities	52,496,863

Net assets	$769,134,469

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$802,118,243
Undistributed net investment income (Note 1)	637,226
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(32,422,146)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,198,854)
Total — Representing net assets applicable to capital shares outstanding	$769,134,469

(Continued on next page)

34 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($356,807,420 divided by 41,398,118 shares)	$8.62
Offering price per class A share (100/99.00 of $8.62)*	$8.71
Net asset value and offering price per class B share ($12,665,741 divided by 1,470,514 shares)**	$8.61
Net asset value and offering price per class C share ($90,474,601 divided by 10,505,273 shares)**	$8.61
Net asset value and redemption price per class M share ($5,079,591 divided by 589,660 shares)	$8.61
Offering price per class M share (100/99.25 of $8.61)*	$8.68
Net asset value, offering price and redemption price per class R share
($509,735 divided by 59,173 shares)	$8.61
Net asset value, offering price and redemption price per class Y share
($303,597,381 divided by 35,194,478 shares)	$8.63

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Year ended 2/28/18

INVESTMENT INCOME
Interest (net of foreign tax of $7,886) (including interest income of $509,775 from investments
in affiliated issuers) (Note 5)	$39,646,065
Dividends	6,908
Total investment income	39,652,973

EXPENSES
Compensation of Manager (Note 2)	4,639,471
Investor servicing fees (Note 2)	1,119,620
Custodian fees (Note 2)	27,738
Trustee compensation and expenses (Note 2)	44,730
Distribution fees (Note 2)	1,928,052
Administrative services (Note 2)	24,966
Other	460,735
Total expenses	8,245,312
Expense reduction (Note 2)	(9,938)
Net expenses	8,235,374

Net investment income	31,417,599

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,591,771)
Foreign currency transactions (Note 1)	(26,539)
Forward currency contracts (Note 1)	(25,698)
Total net realized loss	(1,644,008)
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(227,265)
Assets and liabilities in foreign currencies	2,151
Forward currency contracts	29,854
Total change in net unrealized depreciation	(195,260)

Net loss on investments	(1,839,268)

Net increase in net assets resulting from operations	$29,578,331

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/18	Year ended 2/28/17
Operations
Net investment income	$31,417,599	$25,695,588
Net realized loss on investments
and foreign currency transactions	(1,644,008)	(15,937,570)
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(195,260)	59,065,499
Net increase in net assets resulting from operations	29,578,331	68,823,517
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(13,291,466)	(11,455,441)
Class B	(519,167)	(552,902)
Class C	(2,907,776)	(2,747,218)
Class M	(164,326)	(151,807)
Class R	(16,937)	(19,430)
Class Y	(14,209,207)	(11,798,306)
Increase (decrease) from capital share transactions (Note 4)	(48,153,555)	137,016,664
Total increase (decrease) in net assets	(49,684,103)	179,115,077

NET ASSETS
Beginning of year	818,818,572	639,703,495
End of year (including undistributed net investment
income of $637,226 and $94,418, respectively)	$769,134,469	$818,818,572

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	capital	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
February 28, 2018	$8.63	.33	(.02)	.31	(.32)	—	(.32)	—	$8.62	3.71	$356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.40	338,129	1.03[e]	3.54[e]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64
Class B
February 28, 2018	$8.63	.31	(.02)	.29	(.31)	—	(.31)	—	$8.61	3.39	$12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	—	8.63	10.18	16,461	1.23[e]	3.35[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64
Class C
February 28, 2018	$8.63	.26	(.02)	.24	(.26)	—	(.26)	—	$8.61	2.82	$90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	—	8.63	9.58	100,047	1.78[e]	2.80[e]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64
Class M
February 28, 2018	$8.63	.32	(.02)	.30	(.32)	—	(.32)	—	$8.61	3.54	$5,080	1.07	3.74	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	—	8.63	10.35	4,095	1.08[e]	3.50[e]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64
Class R
February 28, 2018	$8.63	.30	(.02)	.28	(.30)	—	(.30)	—	$8.61	3.33	$510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	—	8.63	10.13	466	1.28[e]	3.32[e]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64
Class Y
February 28, 2018	$8.64	.35	(.01)	.34	(.35)	—	(.35)	—	$8.63	3.97	$303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	—	8.64	10.67	359,621	.78[e]	3.78[e]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund 39

Notes to financial statements 2/28/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2017 through February 28, 2018.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

40 Floating Rate Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

Floating Rate Income Fund 41

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal

42 Floating Rate Income Fund

to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$32,072,988	$32,072,988

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $234,088 to increase undistributed net investment income, $42,195,450 to decrease paid-in capital and $41,961,362 to decrease accumulated net realized loss.

Unrealized appreciation	$5,708,282
Unrealized depreciation	(7,256,291)
Net unrealized depreciation	(1,548,009)
Undistributed ordinary income	1,215,274
Capital loss carryforward	(32,072,988)
Cost for federal income tax purposes	$791,855,989

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund 43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.564% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$479,476	Class R	659
Class B	19,876	Class Y	482,154
Class C	131,450	Total	$1,119,620
Class M	6,005

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,938 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $595, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

44 Floating Rate Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$881,343
Class B	1.00%	0.45%	65,699
Class C	1.00%	1.00%	965,396
Class M	1.00%	0.30%	13,206
Class R	1.00%	0.50%	2,408
Total			$1,928,052

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,106 and $— from the sale of class A and class M shares, respectively, and received $1,609 and $1,853 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $799 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$477,854,050	$493,145,745
U. S. government securities (Long-term)	—	—
Total	$477,854,050	$493,145,745

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Floating Rate Income Fund 45

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class A	Shares	Amount	Shares	Amount
Shares sold	14,725,317	$126,749,692	16,969,093	$144,805,202
Shares issued in connection with
reinvestment of distributions	1,394,185	11,998,944	1,199,011	10,233,988
	16,119,502	138,748,636	18,168,104	155,039,190
Shares repurchased	(13,886,675)	(119,536,032)	(12,586,961)	(107,398,235)
Net increase	2,232,827	$19,212,604	5,581,143	$47,640,955

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class B	Shares	Amount	Shares	Amount
Shares sold	76,943	$662,585	405,144	$3,458,946
Shares issued in connection with
reinvestment of distributions	55,739	479,521	58,975	502,966
	132,682	1,142,106	464,119	3,961,912
Shares repurchased	(570,062)	(4,904,629)	(400,397)	(3,411,735)
Net increase (decrease)	(437,380)	$(3,762,523)	63,722	$550,177

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,615,494	$13,905,166	2,964,747	$25,332,337
Shares issued in connection with
reinvestment of distributions	307,695	2,646,842	285,310	2,432,399
	1,923,189	16,552,008	3,250,057	27,764,736
Shares repurchased	(3,015,160)	(25,936,249)	(2,683,313)	(22,828,634)
Net increase (decrease)	(1,091,971)	$(9,384,241)	566,744	$4,936,102

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class M	Shares	Amount	Shares	Amount
Shares sold	188,447	$1,618,381	90,155	$768,763
Shares issued in connection with
reinvestment of distributions	17,340	149,239	16,892	143,993
	205,787	1,767,620	107,047	912,756
Shares repurchased	(90,613)	(779,781)	(131,689)	(1,123,737)
Net increase (decrease)	115,174	$987,839	(24,642)	$(210,981)

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class R	Shares	Amount	Shares	Amount
Shares sold	24,734	$213,123	30,515	$258,114
Shares issued in connection with
reinvestment of distributions	1,647	14,171	1,666	14,192
	26,381	227,294	32,181	272,306
Shares repurchased	(21,227)	(182,668)	(40,374)	(346,200)
Net increase (decrease)	5,154	$44,626	(8,193)	$(73,894)

46 Floating Rate Income Fund

	YEAR ENDED 2/28/18		YEAR ENDED 2/28/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	15,274,538	$131,690,692	21,671,509	$185,565,218
Shares issued in connection with
reinvestment of distributions	1,171,938	10,096,632	815,738	6,978,242
	16,446,476	141,787,324	22,487,247	192,543,460
Shares repurchased	(22,868,184)	(197,039,184)	(12,690,902)	(108,369,155)
Net increase (decrease)	(6,421,708)	$(55,251,860)	9,796,345	$84,174,305

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Short Term
Investment Fund*	$72,118,076	$357,332,510	$396,254,889	$509,775	$33,195,697
Total Short-term
investments	$72,118,076	$357,332,510	$396,254,889	$509,775	$33,195,697

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $468,482, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
Industrial Container Services	$468,482
Total	$468,482

Floating Rate Income Fund 47

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,500,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(25,698)	$(25,698)
Total	$(25,698)	$(25,698)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$29,854	$29,854
Total	$29,854	$29,854

48 Floating Rate Income Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,701,583 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Floating Rate Income Fund 49

Statement of Additional Information Supplement	February 1, 2018

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

Effective immediately, sub-section “Sales Charges and Other Share Class Features—Retail Investors—Purchases of class A and class T1 shares without an initial sales charge” in the section “HOW TO BUY FUND SHARES” is replaced with the following:

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors on or after March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors prior to March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors on or after March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors prior to March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs. Class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor’s class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor’s CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be

1

based on the lower of the shares’ cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Effective April 1, 2018, the following is added as a sub-section under “Sales Charges and Other Share Class Features—Retail Investors” in the section “HOW TO BUY FUND SHARES:”

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares on or around the end of the month ten years after the purchase date, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

Effective March 1, 2018, the sub-section “Exchange Privilege—Same-Fund Exchange Privilege” in the section “INVESTOR SERVICES” is replaced with the following:

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 and class T shares, if applicable, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an

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agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan.

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

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No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T	CLASS Y
	PFLRX	PFRBX	PFICX	PFLMX	PFLLX	PFRTX	PFRYX

Putnam Floating Rate Income Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
6/30/17

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 6/30/17, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

SAI_539 - 2017/06

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PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
DISTRIBUTIONS	I-6
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-19
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS	I-22

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
TAXES	II-55
MANAGEMENT	II-70
DETERMINATION OF NET ASSET VALUE	II-92
INVESTOR SERVICES	II-93
SIGNATURE GUARANTEES	II-98
REDEMPTIONS	II-98
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-99
SHAREHOLDER LIABILITY	II-99
DISCLOSURE OF PORTFOLIO INFORMATION	II-99
INFORMATION SECURITY RISKS	II-101
PROXY VOTING GUIDELINES AND PROCEDURES	II-102
SECURITIES RATINGS	II-102
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-108
APPENDIX B - FINANCIAL STATEMENTS	II-135

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SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Floating Rate Income Fund is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

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Under the Trust's Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities of other investment companies.

(7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

(8) With respect to 75% of its total assets, acquire more than 10% of the outstanding securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as

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to interest or principal by the U.S. government or its agencies or instrumentalities or to securities of other investment companies.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on commodities and commodities contracts (#4 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the fund’s fundamental policy on industry concentration (#7 above), Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not issue any class of securities which is senior to the fund's shares of beneficial interest except for permitted borrowings.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental

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policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

-------------------------------------------------

Conversion to a master-feeder structure. The fund currently invests directly in corporate loans and other securities, but may in the future, invest its assets in another investment company that, in turn, invests its assets in corporate loans and other securities in a "master/feeder" structure. If the fund's Trustees approve the conversion of the fund to a master/feeder structure, no shareholder approval would be required; your purchase of fund shares is deemed to be your consent to a conversion. The fund will, however, notify you in advance of any conversion. It is not expected that a conversion would result in increased expenses.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

DISTRIBUTIONS

The distribution declared by the fund each day will be in an amount equal to the projected net investment income for the month based on the fund's portfolio holdings on a single day during the last week of the prior month subject to certain adjustments. The amount of the daily distribution will generally differ from the fund's daily taxable investment income and book net investment income computed in accordance with generally accepted accounting principles, since the daily distribution is projected and is calculated on the assumption that estimated taxable income and book net investment income for the period are earned pro-rata throughout the period on a daily basis.

CHARGES AND EXPENSES

Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated July 1, 2013. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

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Between October 8, 2013 and the date of the Management Contract, Putnam Management managed the fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated July 1, 2013. Putnam Management has entered into a sub-management contract for your fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract.

Management fees

Under the Management Contract, the fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.720% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.670% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.620% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.570% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.520% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.490% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets; and

0.485% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, the fund incurred the following fees:

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			Amount
			management
			fee would
		Amount of	have been
	Management	management	without
Fiscal year	fee paid	fee waived	waivers

2017	$4,104,484	$9,946	$4,114,430
2016	$4,087,472	$0	$4,087,472
2015	$4,985,081	$0	$4,985,081

The amount of management fee waived for the most recent fiscal year resulted from a voluntary one-time waiver by Putnam Management.

Brokerage commissions

The fund did not pay any brokerage commissions during the 2017, 2016 and 2015 fiscal years.

At the end of fiscal 2017, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Bank of America Corp.	$2,062,642
Barclays PLC	$2,089,940
Citigroup, Inc.	$3,083,772
Goldman Sachs Group, Inc. (The)	$3,080,241
JPMorgan Chase & Co.	$3,120,000
Wells Fargo & Co.	$2,054,952

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Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2017, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

Portion of total
reimbursement
for
compensation
Total	and
reimbursement	contributions
$21,662	$15,232

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2016.

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Aggregate
	Dollar range	dollar range
Name of	of Putnam	of shares held
Trustee	Floating Rate	in all of the
	Income Fund	Putnam funds
	shares owned	overseen by
Trustee

Liaquat
Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M.
Baumann	$1-$10,000	over $100,000

Jameson A.	$10,001-
Baxter	$50,000	over $100,000

*Catherine
Bond Hill	$0	$0

Robert J.
Darretta	$1-$10,000	over $100,000

Katinka
Domotorffy	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Kenneth R.
Leibler	$1-$10,000	over $100,000

Robert E.	$10,001-
Patterson	$50,000	over $100,000

George	$50,001-	over $100,000
Putnam, III	$100,000

*Manoj P.
Singh	$0	$0

W. Thomas
Stephens	$1-$10,000	over $100,000

** Robert L.
Reynolds	$1-$10,000	over $100,000

*Appointed to the Board of Trustees on March 16, 2017.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

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Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	14
Board Policy and Nominating Committee	5
Brokerage Committee	4
Contract Committee	10
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2017, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2016. Dr. Hill and Mr. Singh are not included in the table because they did not serve as Trustees during the relevant period.

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COMPENSATION TABLE

		Pension or	Estimated
	Aggregate	retirement	annual	Total
Trustee/Year	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$2,990	N/A	N/A	$315,000

Ravi Akhoury/2009	$2,872	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$2,990	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$4,415	$315	$110,533	$482,031

Robert J. Darretta/2007(3)	$3,229	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$2,990	N/A	N/A	$315,000

John A. Hill/1985(3)	$2,744	$540	$161,667	$290,000

Paul L. Joskow/1997(3)	$2,990	$218	$113,417	$315,000

Kenneth R. Leibler/2006	$3,145	N/A	N/A	$322,500

Robert E. Patterson/1984	$2,980	$353	$106,542	$302,500

George Putnam, III/1984	$3,229	$366	$130,333	$340,000

W. Thomas
Stephens/1997(5)	$2,990	$209	$107,125	$315,000

Robert L.
Reynolds/2008(6)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2016, there were 114 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.

As of February 28, 2017, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $2,244; Ms. Baumann - $2,698; Ms. Baxter - $14,508; Mr. Darretta - $10,755; Ms. Domotorffy - $1,718; Mr. Hill - $28,310; and Dr. Joskow - $10,035.

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(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(6) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

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Share ownership

At May 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

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Class	Shareholder name and address	Percentage owned

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd FL
	Jersey City, NJ 07311	16.92%

A	National Financial Services, LLC
	For the Exclusive Benefit of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	12.83%

A	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	10.60%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9.69%

A	MLPF&S
	4800 Deer Lake Dr. E. Fl. 3
	Jacksonville, FL 32246-6484	7.75%

A	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	5.46%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	29.33%

B	National Financial Services, LLC
	For the Exclusive Benefit of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	10.26%

B	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	8.81%

B	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd FL
	Jersey City, NJ 07311	7.11%

B	MLPF&S
	4800 Deer Lake Dr. E. Fl. 3
	Jacksonville, FL 32246-6484	5.09%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15.24%

C	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	13.84%

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C	National Financial Services, LLC
	For the Exclusive Benefit of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	9.38%

C	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	7.83%

C	Charles Schwab & CO Inc.
	Clearing Account
	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	6.50%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl
	Jersey City, NJ 07311	6.49%

C	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O'Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	6.19%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	5.75%

C	MLPF&S
	4800 Deer Lake Dr. E. Fl. 3
	Jacksonville, FL 32246-6484	5.52%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl
	Jersey City, NJ 07311	26.66%

M	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	14.66%

M	National Financial Services, LLC
	For the Exclusive Benefit of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	11.42%

M	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O'Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	6.03%

R	MLPF&S
	4800 Deer Lake Dr. E. Fl. 3
	Jacksonville, FL 32246-6484	30.19%

I-16

R	Douglas Keene and Steven Nathin TTEE
	Boston Adv. Medicine Inc. 401K PSP
	C/O Fascore LLC
	8515 E Orchard Rd. #2T2
	Greenwood Village, CO 80111	19.30%

R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl
	Jersey City, NJ 07311	18.97%

R	Jeffrey Snyder TTEE
	Masonpro Inc. 401K
	C/O Fascore LLC
	8515 E Orchard Rd. #2T2
	Greenwood Village, CO 80111	9.29%

R	PAI Trust Company Inc.
	Jaswal Professional Services Corp.
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	8.61%

R	Acensus Trust Company FBO
	Vantage Technologies USA 401K PLA
	P.O. Box 10758
	Fargo, ND 58106	6.98%

Y	Wells Fargo Clearing Services, LLC
	2801 Market St.
	St. Louis, MO 63103-2523	39.49%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl
	Jersey City, NJ 07311	6.20%

Y	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	5.54%

Y	MLPF&S
	4800 Deer Lake Dr. E. Fl. 3
	Jacksonville, FL 32246-6484	5.26%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5.00%

Distribution fees

During fiscal 2017, the fund paid the following 12b-1 fees to Putnam Retail Management:

I-17

Class A	Class B	Class C	Class M	Class R
$777,956	$71,223	$933,025	$12,481	$2,819

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales charges
		retained by
		Putnam Retail
	Total front-	Management	Contingent
	end sales	after dealer	deferred sales
Fiscal year	charges	concessions	charges
2017	$89,569	$4,222	$1,060
2016	$117,145	$1,376	$110
2015	$170,770	$244	$342

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent
deferred
sales
Fiscal year	charges
2017	$1,132
2016	$2,917
2015	$2,610

I-18

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent
deferred
sales
Fiscal year	charges
2017	$2,738
2016	$996
2015	$5,581

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales charges
		retained by
		Putnam Retail
	Total front-	Management
	end sales	after dealer
Fiscal year	charges	concessions
2017	$4,290	$78
2016	$3,066	$132
2015	$5,190	$202

During the fund's last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the fund no longer assesses a contingent deferred sales charge with respect to class M shares.

I-19

Investor servicing fees

During the 2017 fiscal year, the fund incurred $1,067,316 in fees for investor servicing provided by Putnam Investor Services, Inc.

PORTFOLIO MANAGERS

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

I-20

Other accounts (including
separate accounts,
managed account
			Other accounts that		programs and single-
Portfolio	Other SEC-registered		pool assets from more		sponsor defined
managers	open-end and closed-end		than one client		contribution plan
	funds				offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Paul Scanlon	28*	$10,857,700,000	31	$8,546,600,000	27	$15,352,000,000

Norman	13	$2,690,700,000	15	$2,014,700,000	9	$2,487,000,000
Boucher

Robert Salvin	14	$3,429,800,000	16	$2,061,900,000	11	$2,588,300,000

* 4 accounts, with total assets of $1,156,000,000, pay an advisory fee based on account performance.

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

I-21

For this fund, Putnam evaluates performance based on the fund's peer ranking in the fund's Lipper category or categories, as applicable, over the 3-year period. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
Paul Scanlon	$50,001-$100,000
Norman Boucher	$50,001-$100,000
Robert Salvin	$10,001-$50,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fund's most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of the Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-22

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class T shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services,

June 30, 2017	II-1

they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

June 30, 2017	II-2

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class T shares. The public offering price of class A, class M and class T shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class T shares of the funds by style category. The variations in sales charges may reflect the varying efforts required to sell shares to different categories of purchasers, as well as other relevant factors.

The sales charge for class A shares and class M shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer. For class T shares, the entire sales charge amount will be allocated to the investment dealer, as shown in the table below.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

June 30, 2017	II-3

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Retirement Income Fund Lifestyle 1, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

June 30, 2017	II-4

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam funds that offer class T shares (except Putnam Short Duration Income Fund and Putnam Absolute
Return 100 Fund)*:

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
	percentage of offering	percentage of offering
Amount of transaction at offering price ($)	price	price
Under 249,000	2.50%	2.50%
250,000 but under 499,999	2.00	2.00
500,000 but under 999,999	1.50	1.50
1,000,000 and above	1.00	1.00

*Purchases into Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund will not be subject to any sales charge.

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those

June 30, 2017	II-5

financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has

June 30, 2017	II-6

been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares , shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares , Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A and Class M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

June 30, 2017	II-7

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class (excluding class T) of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class (excluding class T) of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

June 30, 2017	II-8

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount

June 30, 2017	II-9

indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management will no longer make such payments.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

June 30, 2017	II-10

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

June 30, 2017	II-11

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
Putnam Investors Fund

0.20% for shares purchased on or before 3/31/90;	Putnam U.S. Government Income Trust
0.25% for shares purchased after 3/31/90

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Government Money Market Fund

June 30, 2017	II-12

Rate*	Fund

Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement ( i.e. , once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.

June 30, 2017	II-13

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding Retirement Income Fund
Lifestyle 1) currently making payments under a class
M distribution plan, and Putnam Absolute Return 500
Fund and Putnam Absolute Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam Short
Duration Income Fund) and Retirement Income Fund
Lifestyle 1.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.

June 30, 2017	II-14

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plan. ”

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a
class T distribution plan.

June 30, 2017	II-15

Class T1 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T1 shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Government Money Market Fund*
Putnam Money Market Fund*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class T1 shares to 0.00% of the average net asset value of class T1 shares for which such dealers are designated the dealer of record.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

June 30, 2017	II-16

American Portfolios Financial Services, Inc.	Lincoln Investment Planning, Inc.

Ameriprise Financial Services, Inc.	LPL Financial LLC

AXA Advisors, LLC	MMC Securities Corp.

BancWest Investment Services, Inc.	Morgan Stanley Smith Barney LLC

Cadaret, Grant & Co. Inc.	National Planning Corporation

Cambridge Investment Research, Inc.	M&T Securities, Inc.

Cetera Advisors, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cetera Advisor Networks, LLC	MSI Financial Services, Inc.

Cetera Financial Specialists, LLC	Northwestern Mutual Investment Services, LLC

Cetera Investment Services, LLC	Oppenheimer & Co. Inc.

Citigroup Global Markets Inc.	PNC Investments LLC

Citizens Securities, Inc.	Raymond James & Associates, Inc.

Clearing Services, LLC	Raymond James Financial Services, Inc.

Commonwealth Equity Services	RBC Capital Markets, LLC

CUNA Brokerage Services, Inc.	Royal Alliance Associates

CUSO Financial Services, L.P.	Sagepoint Financial, Inc.

First Allied Securities, Inc.	Santander Securities LLC

FSC Securities Corporation	Securities America, Inc.

Girard Securities, Inc.	Securian Financial Services, Inc.

HD Vest Investment Securities, Inc.	Securities Service Network, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	Summit Brokerage Services, Inc.

Investment Centers of America, Inc.	SunTrust Bank, Inc.

Investors Capital Corp.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

J.P. Turner & Company, LLC	Triad Advisors, Inc.

Kestra Investment Services, LLC	U.S. Bancorp Investments, Inc.

KMS Financial Services, Inc.	UBS Financial Services Inc.

Legend Equities Corporation	Voya Financial Advisors, Inc.

Lincoln Financial Advisors Corp.	VSR Financial Services, Inc.

Lincoln Financial Securities Corporation

Additional dealers may receive marketing support payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees

June 30, 2017	II-17

or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America

Additional or different dealers may also receive program servicing payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this

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SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Legal and Regulatory Risk Relating to Investment Strategy	Tax-exempt Securities

Lower-rated Securities	Warrants

Market Risk	Zero-coupon and Payment-in-kind Bonds

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

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The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such

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participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

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Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e .g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code) or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “— Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in

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the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

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Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts

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are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

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Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to

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such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

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The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

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Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking

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opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to each Putnam fund. Accordingly, Putnam Management (with respect to the funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise

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of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting

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transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of

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principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

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Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower

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than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

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These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory

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authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more

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difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Market risk. The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, the fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign

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exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the fund. To the extent the fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the fund.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from

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the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

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Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

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The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were

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to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only

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exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature ( i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

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The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e. , securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing

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to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay

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$95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

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Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940

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Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create

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securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “— Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available

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to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

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In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

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Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds

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in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

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From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash,

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their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to

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a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other

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taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are

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advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some

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cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying

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fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the

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fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such

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instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion

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of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a

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shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

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Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

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Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be

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required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The current back-up withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory

June 30, 2017	II-69

statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund , unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that

June 30, 2017	II-70

holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements . Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

June 30, 2017	II-71

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm) from 1992 to 2007.	focused on private equity advisory services) and a
member of its Compensation Committee. He also
served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

June 30, 2017	II-72

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She is the Chair of the Board
of Trustees of Mount Holyoke College, serves on the
board of The Denver Foundation, is a former Chair of
the Board, and a current Board member, of Girls Inc.
of Metro Denver (a nonprofit organization
benefitting young women), and serves on the Finance
Committee of the Children’s Hospital of Colorado.
Until September 2014, Ms. Baumann was a director
of UNS Energy Corporation (a publicly held electric
and gas utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy Corporation
(a publicly held U.S. exploration and production
company). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held a
variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University of
Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

June 30, 2017	II-73

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health Care	University.
Industry Advisor to
Permira, (a global private
equity firm). Prior to
2007, Mr. Darretta was
the Chief Financial
Officer of Johnson &
Johnson.

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Foundation and Margaret	Center, and of College Now Greater Cleveland. Ms.
	A. Cargill Foundation,	Domotorffy holds a BSc in Economics from the
	part of the Margaret A.	University of Pennsylvania and an MSc in
	Cargill Philanthropies.	Accounting and Finance from the London School of
	Prior to 2012, Ms.	Economics.
Domotorffy was Partner,
Chief Investment
Officer, and Global Head
of Quantitative
Investment Strategies at
Goldman Sachs Asset
Management.

Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to the
1954), Trustee since 2017	Ithaka S+R (a	Yale Corporation. Dr. Hill graduated from Williams
	not-for-profit service that	College, earned a bachelor’s degree and a master’s
	helps the academic	degree at Brasenose College, Oxford University, and
	community navigate	completed her doctorate in economics at Yale
	economic and	University.
technological change).
From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.

John A. Hill (Born 1942),	Vice Chairman, First	Director of various private companies owned by First
Trustee since 1985 and	Reserve Corporation (a	Reserve Corporation. He is a member and former
Chairman from 2000 to 2011	private equity buyout	Chairman of The Board of Trustees of Sarah
	firm that specializes in	Lawrence College. Mr. Hill received a B.A. in
	energy investments in the	Economics from Southern Methodist University and
	diversified world-wide	pursued graduate studies as a Woodrow Wilson
	energy industry).	Fellow.

June 30, 2017	II-74

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers of
	focused primarily on	the Boston Symphony Orchestra. Prior to April 2013,
	research and education	he served as Director of TransCanada Corporation
	on issues related to	and TransCanada Pipelines Ltd. (energy companies
	science, technology and	focused on natural gas transmission, oil pipelines,
	economic performance).	and power services.) Prior to August 2007, he served
	He is the Elizabeth and	as a Director of National Grid (a U.K.-based holding
	James Killian Professor	company with interests in electric and gas
	of Economics, Emeritus	transmission and distribution and
	at the Massachusetts	telecommunications infrastructure). Prior to July,
	Institute of Technology	2006, he served as President of the Yale University
	(“MIT”).	Council. Prior to February 2005, he served on the
	Prior to 2007, he was the	board of the Whitehead Institute for Biomedical
	Director of the Center for	Research (a non-profit research institution). Prior to
	Energy and	February 2002, he was a Director of State Farm
	Environmental Policy	Indemnity Company (an automobile insurance
	Research at MIT.	company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006 and	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair since 2016	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He is currently Vice	for the operation of the electric generation system in
	Chairman Emeritus of	the New England states). Prior to 2000, he was a
	the Board of Trustees of	Director of the Investment Company Institute in
	Beth Israel Deaconess	Washington, D.C. Prior to January 2005, Mr. Leibler
	Hospital in Boston and a	served as Chairman and Chief Executive Officer of
	former Director of Beth	the Boston Stock Exchange. Prior to January 2000,
	Israel Deaconess Care	he served as President and Chief Executive Officer of
	Organization, an	Liberty Financial Companies (a publicly traded
	accountable care group	diversified asset management organization). Prior to
	jointly owned by the	June 1990, he served as President and Chief
	medical center and its	Operating Officer of the American Stock Exchange
	affiliated physicians	(AMEX). Prior to serving as AMEX President, he
	network. He is also	held the position of Chief Financial Officer, and
	Director of Eversource	headed its management and marketing operations.
	Corporation, which	Mr. Leibler graduated with a B.A. in Economics from
	operates New England’s	Syracuse University.
largest energy delivery
system.

June 30, 2017	II-75

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert E. Patterson (Born	Prior to March 15, 2017,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Co-Chairman of Cabot	Trustee of the Joslin Diabetes Center. Prior to
	Properties, Inc. (a private	December 2001, Mr. Patterson served as the
	equity firm investing in	President and as a Trustee of Cabot Industrial Trust
	commercial real estate)	(a publicly-traded real estate investment trust). He
	and Chairman or	has also served as a Trustee of the Sea Education
	Co-Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered investment
	He currently serves as	adviser involved in institutional real estate
	Senior Advisor to these	investments). Prior to 1990, he served as Executive
	entities.	Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international
	at Deloitte Touche	development); Trustee of Carnegie Mellon
	Tohmatsu, Ltd. (a global	University; Trustee of the Rubin Museum; Director
	professional services	of Pratham USA (an organization dedicated to
	organization). He served	children’s education in India); member of the
	on the Deloitte U.S.	advisory board of Altimetrik (a business
	board of directors and the	transformation and technology solutions firm); and
	boards of Deloitte	Director of DXC Technology (a global IT services
	member firms in China,	and consulting company). Mr. Singh holds a
	Mexico and Southeast	bachelor’s degree in electrical engineering from the
	Asia.	Indian Institute of Technology and an MS in
industrial administration from Carnegie Mellon
University.

June 30, 2017	II-76

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

W. Thomas Stephens (Born	Prior to 2009, Mr.	Until 2014, Mr. Stephens was a Director of
1942), Trustee from	Stephens was Chairman	TransCanada Pipelines Ltd. (an energy infrastructure
1997-2008, and since 2009	and Chief Executive	company). Until 2010, Mr. Stephens was a Director
	Officer of Boise	of Boise Inc. (a manufacturer of paper and packaging
	Cascade, LLC (a paper,	products). Until 2004, Mr. Stephens was a Director
	forest product and	of Xcel Energy Incorporated (a public utility
	timberland assets	company), Qwest Communications and Norske
	company).	Canada, Inc. (a paper manufacturer). Until 2003, Mr.
Stephens was a Director of Mail-Well, Inc. (a
diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well. Mr.
Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the Chief
	2014, President and	Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he
	company that provides	served as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and
Great-West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors. Prior
to joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2016, there were 114 Putnam Funds.

June 30, 2017	II-77

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

June 30, 2017	II-78

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

Officers

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In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

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Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 14 of the 15 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The

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Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill, Patterson and Singh, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Hill, Ms. Baxter, and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Drs. Joskow and Hill, and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and

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priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Darretta, Hill, Patterson and Singh.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

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Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI .

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Global Sector Fund, Putnam Mortgage Opportunities Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2018 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management

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contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services

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to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

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Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed ( i.e. , no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam

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Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the

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fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “ PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

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Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

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Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T (effective March 1, 2017), class T1 and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady

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Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R, class T and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T, class T1 and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T1 and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial

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intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

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Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

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Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details. A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

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Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 will not be eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Class T shares may not be exchanged for any other share class or for class T shares of another Putnam fund.

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Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Generally exchanges of class T shares of one Putnam fund for class T shares of another Putnam fund will be subject to the initial sales charge applicable to class T shares. As described in the prospectus, shareholders holding shares through certain financial intermediaries with whom Putnam Retail Management has entered into arrangements may be able to exchange into class T shares without being subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5, class R6 and class T shares, if applicable, the shares are available through the relevant retirement plan.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan .

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state.

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Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

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The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

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SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

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DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

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Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

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The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding

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forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies. The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►The funds will withhold votes from the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

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►The funds will withhold votes from any nominee for director:

· who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

· who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

· who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee’s outside boards), or

· who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper

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fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

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Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

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►The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

· the amount per employee under the plan is unlimited, or

· the plan’s performance criteria is undisclosed, or

· the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

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►The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

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►The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from

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performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

· the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

· applicable state law does not otherwise provide shareholders with the right to call special meetings.

►The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

· the company undergoes a change in control, and

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· the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

· the company undergoes a change in control, and

· the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through

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piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A

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significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

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Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►The funds will withhold votes from the entire board of directors if

· fewer than one-third of the directors are independent directors, or

· the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►The funds will withhold votes from the entire board of directors if

· the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

· the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by- case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

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Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►The funds will withhold votes from the entire board of directors if

· fewer than one-third of the directors are independent directors, or

· the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

· the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

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Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established nominating and compensation committees composed of a majority of outside directors, or

· the board has not established an audit committee composed of a majority of independent directors.

►The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company ( i.e. , major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►The funds will withhold votes from the entire board of directors if

· fewer than half of the directors are outside directors,

· the board has not established a nominating committee with at least half of the members being outside directors, or

· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least

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three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►The funds will withhold votes from the entire board of directors if

· in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

· the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

· the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the

June 30, 2017	II-125

funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►The funds will withhold votes from the entire board of directors if

· in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

· the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors , and with all of the directors being non-executive directors, or

· the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors .

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►The funds will withhold votes from the entire board of directors if

· fewer than half of the directors are independent non-executive directors,

· the board has not established a nomination committee composed of a majority of independent non-executive directors, or

· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

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►The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence : For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

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Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

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Europe

►The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

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France

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►The funds will vote for proposals

· to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

· to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

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Australia

►The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

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New Zealand

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►The funds will vote for proposals permitting companies to issue regulatory reports in English.

►The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

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►If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

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Taiwan

►The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 27, 2017

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to

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involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations ( i.e. , the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting

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Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

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Appendix B

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 12, 2017

Floating Rate Income Fund 19

The fund’s portfolio 2/28/17

	Principal
SENIOR LOANS (80.9%)*[c]	amount	Value

Advertising and marketing services (0.6%)
Lions Gate Entertainment Corp. bank term loan FRN Ser. B,
3.766%, 12/8/23	$4,800,000	$4,827,600

		4,827,600

Automotive (0.9%)

FCA US, LLC bank term loan FRN Ser. B, 3.27%, 12/31/18	1,842,057	1,844,072

Navistar, Inc. bank term loan FRN Ser. B, 5.00%, 8/7/20	5,380,669	5,409,816

		7,253,888

Basic materials (10.5%)

Allnex USA, Inc. bank term loan FRN Ser. B2, 5.288%, 9/13/23	1,137,796	1,148,463

Allnex USA, Inc. bank term loan FRN Ser. B3, 5.288%, 9/13/23	857,204	865,241

Alpha 3 BV bank term loan FRN Ser. B1, 4.00%, 1/24/24	4,000,000	4,026,252

Axalta Coating Systems US Holdings, Inc. bank term loan FRN
3.498%, 2/1/23	1,196,592	1,210,136

Beacon Roofing Supply, Inc. bank term loan FRN Ser. B,
3.713%, 10/1/22	2,962,500	2,979,780

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	3,910,093	3,917,773

Builders FirstSource, Inc. bank term loan FRN 4.00%, 2/29/24	5,827,873	5,833,701

Chemours Co. (The) bank term loan FRN Ser. B, 3.78%, 5/12/22	3,563,450	3,576,813

Coveris Holdings SA bank term loan FRN Ser. B, 4.50%, 5/8/19	4,253,780	4,280,366

Forterra Finance, LLC bank term loan FRN 6.25%, 10/25/23	4,339,125	4,368,956

GCP Applied Technologies, Inc. bank term loan FRN Ser. B,
4.248%, 2/3/22	1,985,000	2,006,091

HD Supply, Inc. bank term loan FRN Ser. B, 3.748%, 10/17/23	3,254,193	3,274,531

Huntsman International, LLC bank term loan FRN Ser. B2,
3.931%, 4/1/23	3,990,000	4,018,261

Ineos US Finance, LLC bank term loan FRN Ser. B, 3.783%, 3/31/24	500,000	502,125

JMC Steel Group, Inc. bank term loan FRN Ser. B, 6.00%, 6/14/21	819,251	824,713

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 5.00%, 1/6/22	4,980,000	5,037,972

MacDermid, Inc. bank term loan FRN Ser. B, 5.00%, 6/7/23	1,995,000	2,015,698

Multi Packaging Solutions, Ltd. bank term loan FRN Ser. D,
4.25%, 10/3/23	2,453,093	2,460,249

Neon Holding Co., LLC bank term loan FRN Ser. B, 5.25%, 6/9/23	995,000	1,002,214

New Arclin US Holding Corp. bank term loan FRN 9.75%, 2/14/25	1,000,000	1,005,000

New Arclin US Holding Corp. bank term loan FRN 5.25%, 2/14/24	2,000,000	2,022,500

Oxbow Carbon & Minerals, LLC bank term loan FRN 8.00%, 1/19/20	1,000,000	1,000,000

PQ Corp. bank term loan FRN Ser. B, 5.289%, 11/4/22	1,990,013	2,013,254

Quikrete Holdings, Inc. bank term loan FRN Class B, 4.00%, 11/15/23	1,000,000	1,011,944

Quikrete Holdings, Inc. bank term loan FRN Ser. B,
4.017%, 11/15/23	6,500,000	6,577,636

Solenis International LP bank term loan FRN 7.75%, 7/31/22	2,000,000	1,974,000

Solenis International LP bank term loan FRN 4.25%, 7/31/21	3,442,963	3,449,956

TMS International Corp. bank term loan FRN Ser. B, 4.50%, 10/16/20	4,773,471	4,785,404

Trinseo Materials Operating SCA bank term loan FRN Ser. B,
4.25%, 11/5/21	1,970,000	1,987,238

Univar USA, Inc. bank term loan FRN Ser. B, 3.519%, 7/1/22	4,454,950	4,454,950

Zekelman Industries, Inc. bank term loan FRN Ser. B,
6.00%, 6/14/21	2,646,700	2,664,346

		86,295,563

20 Floating Rate Income Fund

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Broadcasting (3.2%)

Entercom Radio, LLC bank term loan FRN Ser. B, 4.518%, 11/1/23	$1,908,333	$1,916,921

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.528%, 1/30/19	7,105,000	6,150,266

Sinclair Television Group, Inc. bank term loan FRN Ser. B2,
3.03%, 1/3/24	5,469,599	5,476,436

Townsquare Media, Inc. bank term loan FRN Ser. B, 4.25%, 4/1/22	2,797,566	2,796,399

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 1/27/24	3,948,867	3,971,080

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20	5,878,325	5,897,429

		26,208,531

Building materials (1.2%)

American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, 3.526%, 10/31/23	2,000,000	2,013,888

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	3,565,571	3,585,628

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	4,329,807	4,355,786

		9,955,302

Capital goods (6.8%)

Advanced Disposal Services, Inc. bank term loan FRN Ser. B,
3.50%, 11/10/23	3,731,561	3,768,877

Allison Transmission bank term loan FRN Ser. B, 3.276%, 9/23/22	275,343	278,034

Berry Plastics Corp. bank term loan FRN Ser. I, 3.287%, 10/1/22	3,428,120	3,450,081

Berry Plastics Corp. bank term loan FRN Ser. J, 3.287%, 1/19/24	1,000,000	1,006,250

Berry Plastics Corp. bank term loan FRN Ser. L, 3.022%, 1/6/21	1,812,222	1,819,924

Casella Waste Systems, Inc. bank term loan FRN Ser. B,
4.00%, 10/17/23	4,875,000	4,899,375

Columbus McKinnon Corp./NY bank term loan FRN Ser. B,
4.00%, 1/20/24	2,500,000	2,512,500

Cortes NP Intermediate Holding II Corp. bank term loan FRN Ser. B,
6.029%, 11/30/23	4,983,513	5,014,660

Gates Global, LLC bank term loan FRN 4.25%, 7/6/21	7,051,758	7,053,965

GFL Environmental, Inc. bank term loan FRN Ser. B, 3.75%, 9/27/23	4,154,588	4,158,048

Harsco Corp. bank term loan FRN Ser. B, 6.00%, 11/2/23	4,000,000	4,075,000

Manitowac Foodservice, Inc. bank term loan FRN 5.75%, 3/3/23	2,821,923	2,848,379

Reynolds Group Holdings, Inc. bank term loan FRN 3.776%, 2/5/23	3,209,082	3,225,288

Signode Industrial Group US, Inc. bank term loan FRN Ser. B,
4.00%, 5/1/21	1,456,250	1,471,723

Terex Corp. bank term loan FRN 2.50%, 1/31/24	3,000,000	3,013,125

TI Group Automotive Systems, LLC bank term loan FRN Ser. B,
3.787%, 6/30/22	1,000,000	1,005,000

TransDigm, Inc. bank term loan FRN Ser. C, 3.959%, 2/28/20	3,842,498	3,858,829

TransDigm, Inc. bank term loan FRN Ser. E, 3.85%, 5/14/22	2,212,518	2,219,892

		55,678,950

Commercial and consumer services (1.2%)

Prime Security Services Borrower, LLC bank term loan FRN Class B,
4.25%, 5/2/22	2,992,500	3,016,814

Sabre GLBL, Inc. bank term loan FRN Ser. B, 3.784%, 2/22/24	2,235,124	2,250,770

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
4.25%, 9/2/21	4,557,286	4,589,565

		9,857,149

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Communication services (6.2%)

Altice US Finance I Corp. bank term loan FRN Ser. B,
3.778%, 1/25/25	$2,000,000	$2,017,500

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	2,007,000	2,028,953

Asurion, LLC bank term loan FRN Class B2, 4.028%, 7/8/20	552,438	557,271

Asurion, LLC bank term loan FRN Ser. B4, 4.25%, 8/4/22	1,190,862	1,205,251

Asurion, LLC bank term loan FRN Ser. B5, 4.75%, 11/3/23	2,493,750	2,521,805

Charter Communications Operating, LLC bank term loan FRN
Class I, 3.026%, 1/15/24	3,970,000	3,987,643

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 2.77%, 7/1/20	1,086,750	1,091,020

CSC Holdings, LLC bank term loan FRN Ser. B, 3.767%, 10/11/24	3,281,250	3,311,602

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3.75%, 6/30/19	1,839,628	1,818,932

Level 3 Financing, Inc. bank term loan FRN Ser. B, 3.284%, 2/15/24	5,500,000	5,527,500

LTS Buyer, LLC bank term loan FRN Ser. B, 4.248%, 4/13/20	4,342,500	4,373,983

Numericable US, LLC bank term loan FRN Ser. B7, 5.289%, 1/15/24	4,466,250	4,501,980

Sprint Communications, Inc. bank term loan FRN Ser. B,
3.313%, 2/29/24	6,500,000	6,504,875

Virgin Media Bristol, LLC bank term loan FRN Class I,
3.517%, 1/31/25	5,000,000	5,026,565

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4.50%, 8/19/23	4,987,500	5,014,931

Zayo Group, LLC bank term loan FRN Ser. B2, 3.50%, 1/19/24	675,000	680,357

Zayo Group, LLC bank term loan FRN Ser. B3, 3.50%, 1/13/24	325,000	327,579

		50,497,747

Consumer staples (7.4%)

1011778 BC ULC bank term loan FRN Ser. B, 3.25%,
2/17/24 (Canada)	5,000,000	5,002,500

BJ’s Wholesale Club, Inc. bank term loan FRN 8.50%, 1/25/25	2,000,000	1,997,188

BJ’s Wholesale Club, Inc. bank term loan FRN 4.75%, 1/26/24	4,000,000	3,968,332

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.00%, 2/14/21	4,640,770	4,612,730

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4.50%, 9/15/20	5,276,367	5,254,380

Coty, Inc. bank term loan FRN Ser. B, 3.28%, 10/27/22	1,654,188	1,670,729

Del Monte Foods, Inc. bank term loan FRN 8.45%, 8/18/21	1,000,000	710,000

Del Monte Foods, Inc. bank term loan FRN 4.25%, 2/18/21	2,987,600	2,711,247

Galleria Co. bank term loan FRN Ser. B, 3.813%, 1/26/23	3,333,333	3,344,793

Jacobs Douwe Egberts International BV bank term loan FRN Ser. B,
3.50%, 7/2/22	2,301,387	2,310,018

JBS USA, LLC bank term loan FRN Ser. B, 3.279%, 10/30/22	4,000,000	4,011,668

Landry’s, Inc. bank term loan FRN Ser. B, 5.00%, 10/4/23	3,750,000	3,789,510

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.766%, 4/9/21	3,998,682	4,018,675

Maple Holdings Acquisition Corp. bank term loan FRN Ser. B,
5.25%, 3/3/23	1,308,480	1,325,108

Prestige Brands, Inc. bank term loan FRN Ser. B4, 3.523%, 1/26/24	1,000,000	1,011,750

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.314%, 9/7/23	6,049,838	6,082,253

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Consumer staples cont.

Rite Aid Corp. bank term loan FRN 5.75%, 8/21/20	$1,900,000	$1,905,225

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	2,000,000	2,003,750

Yum! Brands, Inc. bank term loan FRN Ser. B, 3.518%, 6/16/23	4,975,000	5,034,700

		60,764,556

Energy (2.4%)

American Energy-Marcellus, LLC bank term loan FRN
5.284%, 8/4/20	1,850,000	1,313,500

Arch Coal, Inc. bank term loan FRN Ser. B, 5.00%, 2/27/24	1,000,000	1,000,000

California Resources Corp. bank term loan FRN 11.375%, 12/31/21	1,000,000	1,125,000

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	5,383,000	5,817,004

FTS International, Inc. bank term loan FRN Ser. B, 5.75%, 4/16/21	1,285,000	1,231,458

MEG Energy Corp. bank term loan FRN 4.50%, 12/31/23	6,120,000	6,148,415

Western Refining, Inc. bank term loan FRN Ser. B2, 5.50%, 6/23/23	2,711,800	2,721,969

		19,357,346

Entertainment (0.2%)

Delta 2 Lux Sarl bank term loan FRN Ser. B, 4.25%,
2/1/24 (Luxembourg)	1,000,000	1,002,500

VGD Merger Sub, LLC bank term loan FRN 8.50%, 8/18/24	720,000	738,000

		1,740,500

Financials (5.1%)

Alliant Holdings Intermediate, LLC bank term loan FRN
4.503%, 8/14/22	4,935,000	4,968,928

Altisource Solutions Sarl bank term loan FRN Ser. B,
4.50%, 12/9/20	4,803,385	4,683,300

Capital Automotive LP bank term loan FRN 6.00%, 4/29/20	2,500,000	2,525,000

ESH Hospitality, Inc. bank term loan FRN Ser. B, 3.778%, 8/30/23	4,129,650	4,135,551

ESH Hospitality, Inc. bank term loan FRN Ser. B, 3.534%, 8/30/23	4,129,650	4,151,331

Freedom Mortgage Corp. bank term loan FRN Ser. B,
6.50%, 2/16/22	4,500,000	4,556,250

HUB International, Ltd. bank term loan FRN Ser. B, 4.035%, 10/2/20	3,822,202	3,845,136

iStar, Inc. bank term loan FRN Ser. B, 5.50%, 7/1/20	2,984,178	3,028,941

Ocwen Loan Servicing, LLC bank term loan FRN Class B,
6.00%, 12/5/20	3,000,000	3,018,750

RE/MAX, LLC bank term loan FRN Class B, 3.713%, 12/15/23	1,995,000	1,995,000

UFC Holdings, LLC bank term loan FRN 5.00%, 8/18/23	2,588,513	2,605,985

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	2,290,295	2,294,113

		41,808,285

Gaming and lottery (5.5%)

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21	2,932,838	2,937,114

American Casino & Entertainment Properties, LLC bank term loan
FRN Ser. B, 4.25%, 7/7/22	3,823,305	3,856,759

Boyd Gaming Corp. bank term loan FRN Ser. B2, 3.767%, 9/15/23	2,388,000	2,408,895

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.50%, 3/1/18 (In default) †	3,380,313	3,828,204

CBAC Borrower, LLC bank term loan FRN Ser. B, 8.25%, 7/2/20	2,227,500	2,233,069

CCM Merger, Inc. bank term loan FRN Ser. B, 4.028%, 8/9/21	2,575,736	2,588,615

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4.25%, 7/23/22	4,925,000	4,971,172

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Gaming and lottery cont.

Gateway Casinos & Entertainment, Ltd. bank term loan FRN
Ser. B1, 4.75%, 2/14/23 (Canada)	$4,000,000	$4,030,000

Golden Nugget, Inc. bank term loan FRN 5.50%, 11/21/19	928,212	938,654

Golden Nugget, Inc. bank term loan FRN 4.54%, 11/21/19	2,165,827	2,190,193

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3.278%, 1/19/24	4,000,000	4,024,000

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.008%, 10/1/21	5,783,337	5,805,024

Yonkers Racing Corp. bank term loan FRN 8.75%, 8/20/20	1,714,286	1,711,428

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	3,358,198	3,354,000

		44,877,127

Health care (9.8%)

Acadia Healthcare Co., Inc. bank term loan FRN Ser. B2,
3.776%, 2/16/23	3,465,000	3,491,854

Akorn, Inc. bank term loan FRN Ser. B, 5.25%, 4/16/21	4,776,675	4,842,354

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	3,679,688	3,670,488

CHS/Community Health Systems, Inc. bank term loan FRN Ser. G,
3.75%, 12/31/19	2,125,000	2,105,743

CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
4.00%, 1/27/21	6,189,149	6,078,908

Concordia International Corp. bank term loan FRN Ser. B,
5.25%, 10/21/21	3,964,962	3,226,488

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	5,531,230	5,555,429

Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B,
3.813%, 9/25/22	2,984,925	2,994,458

Envision Healthcare Corp./CO bank term loan FRN Ser. B,
4.00%, 12/1/23	5,000,000	5,032,145

Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
2.972%, 1/31/23	4,000,000	4,015,600

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	2,611,781	2,601,519

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 4.25%, 2/3/24	4,770,000	4,753,815

Multiplan, Inc. bank term loan FRN Ser. B, 5.00%, 6/7/23	5,493,487	5,572,456

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	5,365,833	5,307,770

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	6,252,443	6,285,006

Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
4.25%, 5/15/22	4,937,500	4,928,242

Surgical Care Affiliates, Inc. bank term loan FRN Ser. B,
3.75%, 3/17/22	3,446,363	3,460,365

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 5.02%, 2/13/19	1,846,537	1,854,121

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 5.27%, 12/11/19	4,079,237	4,091,621

		79,868,382

Leisure (0.5%)

Steinway Musical Instruments, Inc. bank term loan FRN
4.789%, 9/19/19	4,817,126	4,467,884

		4,467,884

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Lodging/Tourism (2.6%)

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	$5,223,911	$5,259,825

CityCenter Holdings, LLC bank term loan FRN Ser. B,
3.50%, 10/16/20	4,492,213	4,538,258

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 9/2/23	4,780,525	4,801,440

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3.50%, 10/26/20	235,100	236,679

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2,
3.271%, 10/25/23	3,196,452	3,220,870

MGM Growth Properties Operating Partnership LP bank term loan
FRN Class B, 3.528%, 4/25/23	2,977,500	2,995,365

		21,052,437

Media (1.5%)

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	5,607,969	4,931,508

Nielsen Finance, LLC bank term loan FRN Ser. B3, 3.266%, 10/4/23	2,992,500	3,022,799

Viacom, Inc. bank term loan FRN Ser. B, 4.50%, 10/17/23	4,528,302	4,564,528

		12,518,835

Retail (3.4%)

Academy, Ltd. bank term loan FRN Ser. B, 5.02%, 7/2/22	6,194,347	4,893,534

Bass Pro Group, LLC bank term loan FRN Ser. B, 5.97%, 11/14/23	4,000,000	3,838,124

J Crew Group, Inc. bank term loan FRN Ser. B, 4.00%, 3/5/21	1,912,072	1,089,881

JC Penney Corp., Inc. bank term loan FRN Ser. B, 5.25%, 6/23/23	2,962,500	2,929,172

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	4,987,500	4,933,470

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	7,223,070	5,812,766

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	1,823,820	1,550,247

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	2,707,293	2,436,564

		27,483,758

Technology (7.5%)

Avaya, Inc. bank term loan FRN Ser. B6, 6.532%, 3/31/18
(In default) †	2,114,363	1,682,187

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †	2,439,547	1,936,390

BMC Software, Inc. bank term loan FRN 5.00%, 9/10/20	4,676,389	4,700,140

CommScope, Inc. bank term loan FRN Ser. B, 3.278%, 12/29/22	3,950,000	3,963,165

Dell International, LLC bank term loan FRN Ser. B, 4.03%, 9/7/23	4,987,500	5,015,525

Dell International, LLC bank term loan FRN Ser. B, 3.25%, 9/7/23	1,000,000	1,005,781

Diebold Nixdorf, Inc. bank term loan FRN Ser. B, 5.313%, 11/6/23	1,595,000	1,621,916

First Data Corp. bank term loan FRN 3.775%, 7/10/22	932,953	941,117

First Data Corp. bank term loan FRN 3.775%, 3/24/21	4,264,392	4,298,746

Infor US, Inc. bank term loan FRN Ser. B, 3.75%, 2/6/22	5,718,829	5,720,871

Krono’s, Inc. bank term loan FRN 9.284%, 11/1/24	1,498,000	1,544,345

Krono’s, Inc. bank term loan FRN 5.034%, 11/1/23	4,556,000	4,601,086

Micron Technology, Inc. bank term loan FRN Ser. B, 4.53%, 4/26/22	997,494	1,010,336

ON Semiconductor Corp. bank term loan FRN Ser. B,
3.776%, 3/31/23	4,488,750	4,530,522

Rackspace Hosting, Inc. bank term loan FRN Ser. B, 4.50%, 11/3/23	6,150,000	6,212,459

Solera, LLC bank term loan FRN Ser. B, 5.75%, 3/3/23	2,493,719	2,509,651

Solera, LLC bank term loan FRN Ser. B, 5.75%, 3/3/23	1,000,000	1,006,389

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Technology cont.

Solera, LLC bank term loan FRN Ser. B, 4.25%, 3/3/23	$3,500,000	$3,520,300

Synchronoss Technologies, Inc. bank term loan FRN Ser. B,
4.082%, 1/13/24	3,000,000	3,002,250

Syniverse Holdings, Inc. bank term loan FRN 4.00%, 4/23/19	2,368,572	2,144,050

Zebra Technologies Corp. bank term loan FRN Ser. B,
3.446%, 10/27/21	473,883	479,169

		61,446,395

Tire and rubber (0.2%)

American Tire Distributors, Inc. bank term loan FRN 5.25%, 9/1/21	1,859,219	1,846,935

		1,846,935

Transportation (0.6%)

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 4/28/22	4,844,080	4,833,990

		4,833,990

Utilities and power (3.6%)

Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
3.03%, 5/3/20	2,316,000	2,316,000

Calpine Construction Finance Co. LP bank term loan FRN Ser. B2,
3.28%, 1/31/22	2,740,749	2,733,897

Dynegy Finance IV, Inc. bank term loan FRN Ser. C, 4.25%, 6/27/23	3,500,000	3,531,675

Dynegy, Inc. bank term loan FRN 4.25%, 6/27/23	1,000,000	1,009,050

Energy Future Intermediate Holding Co., LLC bank term loan FRN
4.25%, 6/30/17	1,761,417	1,768,023

Energy Transfer Equity LP bank term loan FRN Ser. B,
3.529%, 2/2/24	6,335,000	6,354,233

NRG Energy, Inc. bank term loan FRN Ser. B, 3.028%, 6/30/23	5,223,750	5,234,359

Vistra Operations Co., LLC bank term loan FRN Class B2,
4.017%, 12/12/23	2,500,000	2,515,625

Vistra Operations Co., LLC bank term loan FRN Ser. B,
3.50%, 8/4/23	3,411,857	3,422,519

Vistra Operations Co., LLC bank term loan FRN Ser. C,
3.50%, 8/4/23	778,143	780,575

		29,665,956

Total senior loans (cost $664,376,774)		$662,307,116

	Principal
CORPORATE BONDS AND NOTES (14.8%)*	amount	Value

Basic materials (1.3%)

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	$1,288,000	$1,518,230

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,600,000	1,742,000

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.773%,
10/15/18 (Mexico)	1,500,000	1,560,000

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	1,250,000	1,289,063

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	679,000	695,975

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,000,000	1,134,800

26 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (14.8%)* cont.	amount	Value

Basic materials cont.

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	$1,000,000	$1,035,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	1,600,000	1,628,000

		10,603,068

Capital goods (1.1%)

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	686,000	760,603

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. FRN 4.289%, 5/15/21 (Ireland)	4,000,000	4,094,998

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	680,000	744,600

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.523%, 7/15/21	3,240,000	3,325,050

		8,925,251

Communication services (1.3%)

AT&T, Inc. sr. unsec. unsub. FRN 1.928%, 6/30/20	2,000,000	2,025,262

CSC Holdings, LLC sr. unsec. unsub. notes 8.625%, 2/15/19	1,250,000	1,382,038

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)	1,900,000	1,853,688

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	1,062,000	1,081,913

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	1,000,000	1,093,750

T-Mobile USA, Inc. company guaranty sr. unsec. bonds
6.542%, 4/28/20	1,500,000	1,541,250

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	1,500,000	1,582,500

		10,560,401

Conglomerates (0.2%)

General Electric Capital Co. sr. unsec. unsub. FRN Ser. MTN,
1.414%, 5/5/26	2,000,000	1,964,360

		1,964,360

Consumer cyclicals (2.5%)

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	740,000	761,756

CalAtlantic Group, Inc. company guaranty sr. unsec. notes
8.375%, 5/15/18	1,000,000	1,068,750

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	1,007,500

Ford Motor Credit Co., LLC sr. unsec. unsub. FRB 1.964%, 11/4/19	2,150,000	2,158,566

General Motors Financial Co., Inc. company guaranty sr. unsec.
FRN 2.583%, 1/15/20	2,275,000	2,319,902

General Motors Financial Co., Inc. company guaranty sr. unsec.
FRN 2.573%, 1/14/22	5,000,000	5,130,000

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. FRB 3.083%, 1/15/19	463,000	473,958

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 11/1/18	2,000,000	2,057,500

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,640,438

Floating Rate Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (14.8%)* cont.	amount	Value

Consumer cyclicals cont.

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	$2,880,000	$3,063,600

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21	160,000	166,800

		20,848,770

Consumer staples (0.5%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	3,000,000	3,009,882

Hertz Corp. (The) company guaranty sr. unsec. notes 4.25%, 4/1/18	1,298,000	1,307,735

		4,317,617

Energy (1.5%)

Cenovus Energy, Inc. sr. unsec. notes 5.70%, 10/15/19 (Canada)	1,000,000	1,075,993

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	1,120,500	593,865

DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. notes 9.75%, 3/15/19	1,500,000	1,691,250

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 7.00%, 8/15/21	1,500,000	1,560,000

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	700,000	739,375

Shell International Finance BV company guaranty sr. unsec. unsub.
FRN 1.484%, 5/11/20 (Netherlands)	2,025,000	2,032,337

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,600,000	1,636,000

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	1,242,000	1,252,868

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,722,000	1,855,455

		12,437,143

Financials (4.3%)

Ally Financial, Inc. company guaranty sr. unsec. notes
4.75%, 9/10/18	2,000,000	2,067,500

Bank of America Corp. sr. unsec. notes 5.75%, 12/1/17	2,000,000	2,062,642

Barclays PLC sr. unsec. unsub. FRN 3.144%, 8/10/21
(United Kingdom)	2,000,000	2,089,940

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	1,500,000	1,580,625

Citigroup, Inc. sr. unsec. FRN 2.361%, 9/1/23	3,000,000	3,083,772

CNO Financial Group, Inc. sr. unsec. unsub. notes 4.50%, 5/30/20	1,000,000	1,037,500

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRB Ser. GMTN,
2.789%, 10/28/27	3,000,000	3,080,241

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	1,200,000	1,248,012

iStar, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 7/1/18 R	2,000,000	2,015,000

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	3,000,000	3,120,000

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 2.017%,
9/13/21 (Japan)	3,000,000	3,026,946

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6 1/2s, 8/1/18	1,790,000	1,814,613

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	2,000,000	2,093,760

Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 1.938%,
3/31/17 (United Kingdom)	1,149,000	1,149,001

28 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (14.8%)* cont.	amount	Value

Financials cont.

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	$1,500,000	$1,404,375

Wells Fargo & Co. sr. unsec. unsub. FRN 2.282%, 3/4/21	2,000,000	2,054,952

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT, 1.781%, 1/22/18	2,000,000	2,010,446

		34,939,325

Health care (1.1%)

Actavis Funding SCS company guaranty sr. unsec. unsub. FRN
2.208%, 3/12/20 (Luxembourg)	2,000,000	2,038,168

CHS/Community Health Systems, Inc. company guaranty sr. sub.
notes 5.125%, 8/15/18	201,000	202,256

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	2,000,000	2,195,000

Tenet Healthcare Corp. company guaranty sr. FRN 4.463%, 6/15/20	1,805,000	1,827,563

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	1,268,000	1,344,080

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 8/15/18	1,500,000	1,477,500

		9,084,567

Technology (0.4%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	2,000,000	1,595,000

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	1,235,000	1,297,108

		2,892,108

Utilities and power (0.6%)

AES Corp./Virginia (The) sr. unsec. FRN 3.931%, 6/1/19	980,000	980,392

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,500,000	1,545,000

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	2,000,000	2,035,830

		4,561,222

Total corporate bonds and notes (cost $120,574,820)		$121,133,832

COMMON STOCKS (0.4%)*	Shares	Value

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	113,884	$153,743

Tribune Media Co. Class 1C F	591,290	147,822

Vantage Drilling International (Units) (Cayman Islands) †	5,979	962,619

Vistra Energy Corp.	113,884	1,840,365

Total common stocks (cost $2,565,492)		$3,104,549

SHORT-TERM INVESTMENTS (8.8%)*	Shares	Value

Putnam Short Term Investment Fund 0.76% L	72,118,076	$72,118,076

Total short-term investments (cost $72,118,076)		$72,118,076

TOTAL INVESTMENTS

Total investments (cost $859,635,162)		$858,663,573

Floating Rate Income Fund 29

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $818,818,572.

† This security is non-income-producing.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $37,120 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $2,601,128)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	4/19/17	$753,100	$744,624	$(8,476)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	4/19/17	32,688	32,833	(145)

UBS AG

	Canadian Dollar	Sell	4/19/17	1,844,904	1,823,671	(21,233)

Total						$(29,854)

30 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer cyclicals	$—	$—	$147,822

Energy	962,619	—	—

Utilities and power	1,840,365	153,743	—

Total common stocks	2,802,984	153,743	147,822

Corporate bonds and notes	—	121,133,832	—

Senior loans	—	662,307,116	—

Short-term investments	72,118,076	—	—

Totals by level	$74,921,060	$783,594,691	$147,822

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(29,854)	$—

Totals by level	$—	$(29,854)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of assets and liabilities 2/28/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $787,517,086)	$786,545,497
Affiliated issuers (identified cost $72,118,076) (Notes 1 and 5)	72,118,076

Cash	873,949

Foreign currency (cost $2,938,090) (Note 1)	2,937,810

Interest and other receivables	6,219,089

Foreign tax reclaim	13,423

Receivable for shares of the fund sold	2,379,970

Receivable for investments sold	13,199,836

Prepaid assets	48,532

Total assets	884,336,182

LIABILITIES

Payable for investments purchased	61,423,166

Payable for shares of the fund repurchased	2,476,004

Payable for compensation of Manager (Note 2)	352,928

Payable for custodian fees (Note 2)	13,518

Payable for investor servicing fees (Note 2)	187,764

Payable for Trustee compensation and expenses (Note 2)	133,479

Payable for administrative services (Note 2)	2,829

Payable for distribution fees (Note 2)	219,369

Distributions payable to shareholders	502,351

Unrealized depreciation on forward currency contracts (Note 1)	29,854

Other accrued expenses	176,348

Total liabilities	65,517,610

Net assets	$818,818,572

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$892,467,248

Undistributed net investment income (Note 1)	94,418

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(72,739,500)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,003,594)

Total — Representing net assets applicable to capital shares outstanding	$818,818,572

(Continued on next page)

32 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($338,129,113 divided by 39,165,291 shares)	$8.63

Offering price per class A share (100/99.00 of $8.63)*	$8.72

Net asset value and offering price per class B share ($16,460,811 divided by 1,907,894 shares)**	$8.63

Net asset value and offering price per class C share ($100,046,886 divided by 11,597,244 shares)**	$8.63

Net asset value and redemption price per class M share ($4,094,984 divided by 474,486 shares)	$8.63

Offering price per class M share (100/99.25 of $8.63)*	$8.70

Net asset value, offering price and redemption price per class R share
($466,087 divided by 54,019 shares)	$8.63

Net asset value, offering price and redemption price per class Y share
($359,620,691 divided by 41,616,186 shares)	$8.64

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of operations Year ended 2/28/17

INVESTMENT INCOME

Interest (including interest income of $320,325 from investments in affiliated issuers) (Note 5)	$32,857,772

Dividends	281,105

Total investment income	33,138,877

EXPENSES

Compensation of Manager (Note 2)	4,114,430

Investor servicing fees (Note 2)	1,067,316

Custodian fees (Note 2)	21,589

Trustee compensation and expenses (Note 2)	43,151

Distribution fees (Note 2)	1,797,504

Administrative services (Note 2)	21,662

Other	390,116

Fees waived and reimbursed by Manager (Note 2)	(9,946)

Total expenses	7,445,822

Expense reduction (Note 2)	(2,533)

Net expenses	7,443,289

Net investment income	25,695,588

Net realized loss on investments (Notes 1 and 3)	(15,848,072)

Net realized loss on foreign currency transactions (Note 1)	(89,498)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	41,099

Net unrealized appreciation of investments during the year	59,024,400

Net gain on investments	43,127,929

Net increase in net assets resulting from operations	$68,823,517

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/17	Year ended 2/29/16

Operations

Net investment income	$25,695,588	$29,073,161

Net realized loss on investments
and foreign currency transactions	(15,937,570)	(10,329,827)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	59,065,499	(45,155,264)

Net increase (decrease) in net assets resulting
from operations	68,823,517	(26,411,930)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,455,441)	(12,232,693)

Class B	(552,902)	(630,051)

Class C	(2,747,218)	(3,355,857)

Class M	(151,807)	(180,652)

Class R	(19,430)	(19,619)

Class Y	(11,798,306)	(13,117,638)

From return of capital
Class A	—	(548,943)

Class B	—	(28,274)

Class C	—	(150,594)

Class M	—	(8,107)

Class R	—	(880)

Class Y	—	(588,655)

Increase (decrease) from capital share transactions (Note 4)	137,016,664	(67,305,479)

Total increase (decrease) in net assets	179,115,077	(124,579,372)

NET ASSETS

Beginning of year	639,703,495	764,282,867

End of year (including undistributed net investment
income of $94,418 and distributions in excess of net
investment income of $566,428, respectively)	$818,818,572	$639,703,495

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

February 28, 2017	$8.11	.30	.53	.83	(.31)	—	(.31)	—	$8.63	10.40	$338,129	1.03[e]	3.54[e]	49

February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46

February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43

February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64

February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.42	293,610	1.03	4.81	63

Class B

February 28, 2017	$8.11	.29	.53	.82	(.30)	—	(.30)	—	$8.63	10.18	$16,461	1.23[e]	3.35[e]	49

February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46

February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43

February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64

February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[d]	8.94	7.21	11,837	1.23	4.61	63

Class C

February 28, 2017	$8.11	.24	.53	.77	(.25)	—	(.25)	—	$8.63	9.58	$100,047	1.78[e]	2.80[e]	49

February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46

February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43

February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64

February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[d]	8.93	6.51	91,013	1.78	4.06	63

Class M

February 28, 2017	$8.11	.30	.53	.83	(.31)	—	(.31)	—	$8.63	10.35	$4,095	1.08[e]	3.50[e]	49

February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46

February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43

February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64

February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.37	5,592	1.08	4.78	63

Class R

February 28, 2017	$8.11	.28	.53	.81	(.29)	—	(.29)	—	$8.63	10.13	$466	1.28[e]	3.32[e]	49

February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46

February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43

February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64

February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[d]	8.94	7.16	468	1.28	4.56	63

Class Y

February 28, 2017	$8.12	.32	.54	.86	(.34)	—	(.34)	—	$8.64	10.67	$359,621	.78[e]	3.78[e]	49

February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46

February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43

February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64

February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[d]	8.95	7.69	267,654.78		5.06	63

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund	Floating Rate Income Fund 37

Notes to financial statements 2/28/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2016 through February 28, 2017.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

38 Floating Rate Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

Floating Rate Income Fund 39

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $29,854 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal

40 Floating Rate Income Fund

to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2017, the fund had a capital loss carryover of $61,477,895 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$1,226,081	$18,056,364	$19,282,445	*

42,195,450	N/A	42,195,450	February 28, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $10,439,161 recognized during the period between November 1, 2016 and February 28, 2017 to its fiscal year ending February 28, 2018.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, the expiration of a capital loss carryover, dividends payable and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,690,362 to decrease distributions in excess of net investment income, $20,957,969 to decrease paid-in capital and $19,267,607 to decrease accumulated net realized loss.

Floating Rate Income Fund 41

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$21,272,136

Unrealized depreciation	(23,066,169)

Net unrealized depreciation	(1,794,033)

Undistributed ordinary income	812,348

Capital loss carryforward	(61,477,895)

Post-October capital loss deferral	(10,439,161)

Cost for federal income tax purposes	$859,635,565

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.567% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $9,946.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined

42 Floating Rate Income Fund

contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$457,818	Class R	830

Class B	23,311	Class Y	441,732

Class C	137,496	Total	$1,067,316

Class M	6,129

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,533 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $616, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$777,956

Class B	1.00%	0.45%	71,223

Class C	1.00%	1.00%	933,025

Class M	1.00%	0.30%	12,481

Class R	1.00%	0.50%	2,819

Total			$1,797,504

Floating Rate Income Fund 43

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,222 and $78 from the sale of class A and class M shares, respectively, and received $1,132 and $2,738 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,060 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$487,058,109	$339,633,069

U.S. government securities (Long-term)	—	—

Total	$487,058,109	$339,633,069

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class A	Shares	Amount	Shares	Amount

Shares sold	16,969,093	$144,805,202	13,492,815	$115,946,002

Shares issued in connection with
reinvestment of distributions	1,199,011	10,233,988	1,344,841	11,493,523

	18,168,104	155,039,190	14,837,656	127,439,525

Shares repurchased	(12,586,961)	(107,398,235)	(16,531,463)	(141,118,084)

Net increase (decrease)	5,581,143	$47,640,955	(1,693,807)	$(13,678,559)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class B	Shares	Amount	Shares	Amount

Shares sold	405,144	$3,458,946	392,101	$3,380,614

Shares issued in connection with
reinvestment of distributions	58,975	502,966	69,316	591,816

	464,119	3,961,912	461,417	3,972,430

Shares repurchased	(400,397)	(3,411,735)	(499,632)	(4,254,266)

Net increase (decrease)	63,722	$550,177	(38,215)	$(281,836)

44 Floating Rate Income Fund

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class C	Shares	Amount	Shares	Amount

Shares sold	2,964,747	$25,332,337	1,912,700	$16,363,550

Shares issued in connection with
reinvestment of distributions	285,310	2,432,399	361,484	3,088,649

	3,250,057	27,764,736	2,274,184	19,452,199

Shares repurchased	(2,683,313)	(22,828,634)	(3,586,406)	(30,609,059)

Net increase (decrease)	566,744	$4,936,102	(1,312,222)	$(11,156,860)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class M	Shares	Amount	Shares	Amount

Shares sold	90,155	$768,763	57,691	$499,345

Shares issued in connection with
reinvestment of distributions	16,892	143,993	21,162	180,850

	107,047	912,756	78,853	680,195

Shares repurchased	(131,689)	(1,123,737)	(115,492)	(986,105)

Net decrease	(24,642)	$(210,981)	(36,639)	$(305,910)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class R	Shares	Amount	Shares	Amount

Shares sold	30,515	$258,114	49,978	$419,115

Shares issued in connection with
reinvestment of distributions	1,666	14,192	2,181	18,821

	32,181	272,306	52,159	437,936

Shares repurchased	(40,374)	(346,200)	(64,898)	(558,103)

Net decrease	(8,193)	$(73,894)	(12,739)	$(120,167)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	21,671,509	$185,565,218	11,766,010	$100,649,404

Shares issued in connection with
reinvestment of distributions	815,738	6,978,242	710,720	6,071,285

	22,487,247	192,543,460	12,476,730	106,720,689

Shares repurchased	(12,690,902)	(108,369,155)	(17,481,702)	(148,482,836)

Net increase (decrease)	9,796,345	$84,174,305	(5,004,972)	$(41,762,147)

At the close of the reporting period, Putnam Investments, LLC owned 1,242 class R shares of the fund (2.3% of class R shares outstanding), valued at $10,718.

Floating Rate Income Fund 45

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$41,683,464	$326,421,049	$295,986,437	$320,325	$72,118,076

Totals	$41,683,464	$326,421,049	$295,986,437	$320,325	$72,118,076

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$29,854

Total		$—		$29,854

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(91,125)	$(91,125)

Total	$(91,125)	$(91,125)

46 Floating Rate Income Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$41,397	$41,397

Total	$41,397	$41,397

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts #	$—	$—	$—	$—

Total Assets	$—	$—	$—	$—

Liabilities:

Forward currency contracts #	8,476	145	21,233	29,854

Total Liabilities	$8,476	$145	$21,233	$29,854

Total Financial and Derivative Net Assets	$(8,476)	$(145)	$(21,233)	$(29,854)

Total collateral received (pledged)†##	$—	$—	$—

Net amount	$(8,476)	$(145)	$(21,233)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Floating Rate Income Fund 47

Prospectus Supplement	May 18, 2018

Putnam Global Industrials Fund
Putnam Global Technology Fund

Prospectus dated December 30, 2017

Beginning on May 21, 2018, the funds will offer class R6 shares to:

• employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

• investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

• investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges the shareholder additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

• corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

• unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

The prospectus is supplemented as follows to add information about class R6 shares.

The front cover page is supplemented to add class R6 shares to the list of shares to which the prospectus relates, and to indicate that the fund symbols for class R6 shares are:

• Putnam Global Industrials Fund      PGWTX

• Putnam Global Technology Fund    PTTEX

The following information is added to similar disclosure for each fund under Fund summaries — Fees and expenses:

310854 5/18

Putnam Global Industrials Fund

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class R6	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Total annual fund
	Manage-	Distribution		Total annual	Expense	operating expenses
Share	ment	and service	Other	fund operating	reimburse-	after expense
class	fees	(12b-1) fees	expenses	expenses	ment#	reimbursement
Class R6	0.63%	N/A	0.50%=	1.13%	(0.25)%	0.88%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/19. This obligation may be modified or discontinued only with approval of the Board of Trustees.

= Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class R6	$90	$334	$598	$1,352

Putnam Global Technology Fund

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class R6	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total		Total annual fund
	Manage-	Distribution		annual fund	Expense	operating expenses
Share	ment	and service	Other	operating	reimburse-	after expense
class	fees	(12b-1) fees	expenses	expenses	ment#	reimbursement
Class R6	0.63%	N/A	0.29%=	0.92%	(0.04)%	0.88%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/19. This obligation may be modified or discontinued only with approval of the Board of Trustees.

= Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class R6	$90	$290	$507	$1,131

The following information restates similar disclosure in How do I buy fund shares?—Which class of shares is best for me?:

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R or R6 (for Putnam Global Industrials Fund and Putnam Global Technology Fund only) shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through divi -dend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of that fund through an omnibus brokerage platform.

The following information is added to How do I buy fund shares?—Here is a summary of the differences among the classes of shares:

Class R6 shares (available only for Putnam Global Industrials Fund and Putnam Global Technology Fund to investors listed below)

• The following investors may purchase class R6 shares:

» employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

» investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

» investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

» corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

» unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees and lower investor servicing fees

• Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees

The following information is added as the last bullet point to How do I buy fund shares?—Here is a summary of the differences among the classes of shares—Class Y shares (available only to investors listed below):

• (For Putnam Global Industrials Fund and Putnam Global Technology Fund only) Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

The last sentence in the section Distribution plans and payments to dealers— Distribution and service (12b-1) plans is amended to read:

Class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because there are no sales charges or 12b-1 fees.

The Financial highlights section for each fund is revised, as set forth below, to include the semi-annual financial information derived from financial statements provided in each fund’s semi-annual report dated 2/28/18. The information for the semi-annual period has not been audited.

Putnam Global Industrials Fund — Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
													Ratio of
			Net realized									Ratio	net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
February 28, 2018**	$20.50	.03	3.52	3.55	(.12)	(.83)	(.95)	—	$23.10	17.48*	$54,336	.61*	.13*	111*
August 31, 2017	18.46	.27[e]	2.37	2.64	(.42)	(.18)	(.60)	—	20.50	14.67	30,609	1.28[d]	1.40[d,e]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	—	18.46	19.58	12,431	1.28[d,g]	.77[d,g]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27[d]	.29[d]	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32[d]	.48[d]	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	—[h]	17.72	31.68	14,850	1.35[d]	.82[d]	238
Class B
February 28, 2018 **	$19.46	(.05)	3.33	3.28	—	(.83)	(.83)	—	$21.91	17.02*	$4,609	.98*	(.24)*	111*
August 31, 2017	17.63	.10[e]	2.27	2.37	(.36)	(.18)	(.54)	—	19.46	13.81	4,002	2.03[d]	.52[d,e]	275
August 31, 2016	15.46	—[h]	2.82	2.82	(.07)	(.58)	(.65)	—	17.63	18.67	1,442	2.03[d,g]	(.02) [d,g]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02[d]	(.43) [d]	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07[d]	(.26) [d]	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	—[h]	17.36	30.62	524	2.10[d]	.10[d]	238
Class C
February 28, 2018 **	$19.49	(.05)	3.33	3.28	—	(.83)	(.83)	—	$21.94	16.99*	$11,402	.98*	(.24)*	111*
August 31, 2017	17.67	.09[e]	2.29	2.38	(.38)	(.18)	(.56)	—	19.49	13.80	7,218	2.03[d]	.48[d,e]	275
August 31, 2016	15.49	—[h]	2.83	2.83	(.07)	(.58)	(.65)	—	17.67	18.70	1,939	2.03[d,g]	(.01) [d,g]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02[d]	(.43) [d]	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07[d]	(.23) [d]	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	—[h]	17.38	30.68	708	2.10[d]	.08d	238
Class M
February 28, 2018 **	$20.07	(.03)	3.44	3.41	—	(.83)	(.83)	—	$22.65	17.15*	$146	.86 *	(.12)*	111*
August 31, 2017	18.10	.21[e,f]	2.29	2.50	(.35)	(.18)	(.53)	—	20.07	14.11	159	1.78[d]	1.08[d,e,f]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	—	18.10	19.02	104	1.78[d,g]	.24[d,g]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77[d]	(.21) [d]	179
August 31, 2014	17.58	—[h]	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82[d]	.02[d]	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	—[h]	17.58	31.00	64	1.85[d]	.34[d]	238
Class R
February 28, 2018 **	$20.34	—[h]	3.48	3.48	(.08)	(.83)	(.91)	—	$22.91	17.28*	$326	.74*	.01*	111*
August 31, 2017	18.33	.25[e,f]	2.33	2.58	(.39)	(.18)	(.57)	—	20.34	14.40	207	1.53[d]	1.30[d,e,f]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	—	18.33	19.28	116	1.53[d,g]	.41[d,g]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52[d]	.05[d]	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57[d]	.29[d]	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	—[h]	17.71	31.34	72	1.60[d]	.30[d]	238
Class Y
February 28, 2018 **	$20.70	.06	3.55	3.61	(.16)	(.83)	(.99)	—	$23.32	17.62*	$48,012	.49*	.26*	111*
August 31, 2017	18.62	.28[e]	2.43	2.71	(.45)	(.18)	(.63)	—	20.70	14.94	28,196	1.03[d]	1.42[d,e]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	—	18.62	19.91	13,042	1.03[d,g]	1.04[d,g]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02[d]	.56[d]	179
August 31, 2014	17.77	.22 [i]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07[d]	1.08[d,i]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	—[h]	17.77	31.97	1,933	1.10[d]	1.04[d]	238

— 6 —	— 7 —

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts:

Percentage of average net assets
August 31, 2017	0.25%
August 31, 2016	0.68
August 31, 2015	0.70
August 31, 2014	0.46
August 31, 2013	0.50

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

f The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Amount represents less than $0.01 per share.

i The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

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Putnam Global Technology Fund — Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
													Ratio of net
			Net realized			From						Ratio	investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
February 28, 2018 **	$34.20	(.08)	5.01	4.93	—	(2.38)	(2.38)	—	$36.75	14.84 *	$161,025	.58 *	(.23)*	43 *
August 31, 2017	24.69	(.11)	9.83	9.72	(.16)	(.05)	(.21)	—	34.20	39.66	89,449	1.28[d]	(.36) [d]	61
August 31, 2016	21.18	.12[g]	4.44	4.56	—	(1.05)	(1.05)	—	24.69	21.92	30,322	1.28[d,f]	.52[d,f,g]	62
August 31, 2015	22.00	(.05)	.34	.29	—	(1.11)	(1.11)	—	21.18	1.21	16,193	1.26[d]	(.22) [d]	111
August 31, 2014	16.67	(.04)	5.37	5.33	—	—	—	—	22.00	31.97	10,313	1.29[d]	(.22) [d]	50
August 31, 2013	16.26	.01	.40	.41	—	—	—	—[e]	16.67	2.52	8,355	1.36[d]	.05[d]	54
Class B
February 28, 2018 **	$32.06	(.20)	4.68	4.48	—	(2.38)	(2.38)	—	$34.16	14.41*	$8,581	.95*	(.60)*	43 *
August 31, 2017	23.20	(.31)	9.25	8.94	(.03)	(.05)	(.08)	—	32.06	38.63	6,551	2.03[d]	(1.16) [d]	61
August 31, 2016	20.10	(.04) [g]	4.19	4.15	—	(1.05)	(1.05)	—	23.20	21.04	4,098	2.03[d,f]	(.17) [d,f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,137	2.01[d]	(.98) [d]	111
August 31, 2014	16.10	(.18)	5.17	4.99	—	—	—	—	21.09	30.99	1,781	2.04[d]	(.97) [d]	50
August 31, 2013	15.82	(.11)	.39	.28	—	—	—	—[e]	16.10	1.77	1,105	2.11[d]	(.70) [d]	54
Class C
February 28, 2018 **	$32.05	(.20)	4.67	4.47	—	(2.38)	(2.38)	—	$34.14	14.39*	$27,944	.95*	(.60)*	43 *
August 31, 2017	23.19	(.31)	9.26	8.95	(.04)	(.05)	(.09)	—	32.05	38.69	17,490	2.03[d]	(1.11) [d]	61
August 31, 2016	20.10	(.05) [g]	4.19	4.14	—	(1.05)	(1.05)	—	23.19	20.98	5,503	2.03[d,f]	(.22) [d,f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,599	2.01[d]	(.98) [d]	111
August 31, 2014	16.09	(.18)	5.18	5.00	—	—	—	—	21.09	31.08	1,801	2.04[d]	(.98) [d]	50
August 31, 2013	15.82	(.11)	.38	.27	—	—	—	—[e]	16.09	1.71	1,199	2.11[d]	(.70) [d]	54
Class M
February 28, 2018 **	$32.79	(.17)	4.80	4.63	—	(2.38)	(2.38)	—	$35.04	14.55*	$2,701	.83 *	(.48)*	43 *
August 31, 2017	23.70	(.23)	9.44	9.21	(.07)	(.05)	(.12)	—	32.79	39.03	1,691	1.78[d]	(.81) [d]	61
August 31, 2016	20.47	(.01) [g]	4.29	4.28	—	(1.05)	(1.05)	—	23.70	21.30	323	1.78[d,f]	(.03) [d,f,g]	62
August 31, 2015	21.40	(.16)	.34	.18	—	(1.11)	(1.11)	—	20.47	.72	188	1.76[d]	(.74) [d]	111
August 31, 2014	16.30	(.14)	5.24	5.10	—	—	—	—	21.40	31.29	162	1.79[d]	(.72) [d]	50
August 31, 2013	15.98	(.07)	.39	.32	—	—	—	—[e]	16.30	2.00	92	1.86[d]	(.44) [d]	54
Class R
February 28, 2018 **	$33.52	(.12)	4.90	4.78	—	(2.38)	(2.38)	—	$35.92	14.69*	$1,047	.70*	(.35)*	43 *
August 31, 2017	24.23	(.18)	9.65	9.47	(.13)	(.05)	(.18)	—	33.52	39.34	577	1.53[d]	(.62) [d]	61
August 31, 2016	20.85	.05[g]	4.38	4.43	—	(1.05)	(1.05)	—	24.23	21.64	211	1.53[d,f]	.25[d,f,g]	62
August 31, 2015	21.73	(.10)	.33	.23	—	(1.11)	(1.11)	—	20.85	.94	165	1.51[d]	(.45) [d]	111
August 31, 2014	16.50	(.09)	5.32	5.23	—	—	—	—	21.73	31.70	50	1.54[d]	(.47) [d]	50
August 31, 2013	16.14	(.03)	.38	.35	—	—	—	.01	16.50	2.23	24	1.61d	(.17) [d]	54
Class Y
February 28, 2018 **	$34.90	(.04)	5.11	5.07	—	(2.38)	(2.38)	—	$37.59	14.94 *	$99,812	.45*	(.10)*	43 *
August 31, 2017	25.16	(.03)	10.03	10.00	(.21)	(.05)	(.26)	—	34.90	40.10	66,220	1.03[d]	(.11) [d]	61
August 31, 2016	21.52	.31[g,h]	4.38	4.69	—	(1.05)	(1.05)	—	25.16	22.19	18,142	1.03[d,f]	1.35[d,f,g,h]	62
August 31, 2015	22.29	—[e]	.34	.34	—	(1.11)	(1.11)	—	21.52	1.43	3,231	1.01[d]	.01[d]	111
August 31, 2014	16.84	.01	5.44	5.45	—	—	—	—	22.29	32.36	4,894	1.04[d]	.03[d]	50
August 31, 2013	16.39	.05	.40	.45	—	—	—	—[e]	16.84	2.75	1,794	1.11[d]	.31[d]	54

— 10 —	— 11 —

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limita -tion, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
August 31, 2017	0.04%
August 31, 2016	0.26
August 31, 2015	0.48
August 31, 2014	0.74
August 31, 2013	0.49

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.16	0.70%
Class B	0.15	0.73
Class C	0.15	0.70
Class M	0.14	0.66
Class R	0.16	0.73
Class Y	0.28	1.20

h The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

— 12 —

Prospectus Supplement	April 20, 2018

Putnam Global Financials Fund
Prospectuses dated December 30, 2017

Class M shares of the fund acquired prior to May 24, 2018 will convert automatically to class A shares effective May 24, 2018.

311178 4/18

Prospectus Supplement		February 1, 2018

Putnam California Tax	Putnam Global	Putnam Massachusetts
Exempt Income Fund	Telecommunications Fund	Tax Exempt Income Fund
Prospectus dated 1/30/18	Prospectus dated 12/30/17	Prospectus dated 9/30/17

Putnam Convertible	Putnam Intermediate-	Putnam Minnesota Tax
Securities Fund	Term Municipal Income	Exempt Income Fund
Prospectus dated 2/28/17	Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Europe		Putnam Money
Equity Fund	Putnam Low Volatility	Market Fund
Prospectus dated 10/30/17	Equity Fund	Prospectus dated 1/30/18
Prospectus dated 11/30/17
Putnam Capital		Putnam Multi-Cap
Spectrum Fund	Putnam Multi-Cap	Growth Fund
Prospectus dated 8/30/17	Core Fund	Prospectus dated 10/30/17
Prospectus dated 8/30/17
Putnam Emerging		Putnam New Jersey Tax
Markets Equity Fund	Putnam Short-Term	Exempt Income Fund
Prospectus dated 12/30/17	Municipal Income Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Emerging		Putnam New York Tax
Markets Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 3/30/17	Health Care Fund	Prospectus dated 3/30/17
Prospectus dated 12/30/17
Putnam Equity		Putnam Ohio Tax
Spectrum Fund	Putnam Global	Exempt Income Fund
Prospectus dated 8/30/17	Natural Resources Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Floating		Putnam Pennsylvania Tax
Rate Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 6/30/17	Utilities Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam Tax Exempt
Consumer Fund	Putnam High Yield Fund	Income Fund
Prospectus dated 12/30/17	Prospectus dated 3/30/17	Prospectus dated 1/30/18

Putnam Global	Putnam Government	Putnam AMT-Free
Financials Fund	Money Market Fund	Municipal Fund
Prospectus dated 12/30/17	Prospectus dated 1/30/18	Prospectus dated 11/30/17

Putnam Global	Putnam International	Putnam Tax-Free
Industrials Fund	Capital Opportunities	High Yield Fund
Prospectus dated 12/30/17	Fund	Prospectus dated 11/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam U.S. Government
Sector Fund	Putnam International	Income Trust
Prospectus dated 2/28/17	Growth Fund	Prospectus dated 1/30/18
Prospectus dated 1/30/18
Putnam Global		Putnam Dynamic Asset
Technology Fund	Putnam Multi-Cap	Allocation Equity Fund
Prospectus dated 12/30/17	Value Fund	Prospectus dated 9/30/17
Prospectus dated 8/30/17

For each fund except Putnam Money Market Fund and Putnam Government Money Market Fund, purchases of class A shares by investors on or after March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% deferred sales charge

309981 2/18

(“CDSC”) if redeemed within twelve months of purchase. Purchases of class A shares by investors prior to March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% CDSC if redeemed within nine months of purchase.

Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased on or after March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within twelve months of the original purchase. Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased prior to March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within nine months of the original purchase.

Effective April 1, 2018, class C shares of each applicable fund will automatically convert to class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion.

Prospectus Supplement	January 31, 2018

Putnam Global Natural Resources Fund
Prospectus dated December 30, 2017

The sub-section Your fund’s management in the section Fund Summaries - Putnam Global Natural Resources Fund is replaced in its entirety with the following:

Investment advisor
Putnam Investment Management, LLC

Portfolio managers

Daniel Schiff
Portfolio Manager, Analyst, portfolio manager of the fund since 2018

Ryan Kauppila
Portfolio Manager, Analyst, portfolio manager of the fund since 2014

Sub-advisors
Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The funds’ investment manager – Portfolio managers – Global Natural Resources Fund in the section Who oversees and manages the funds?:

	Joined		Positions over
Portfolio managers	fund	Employer	past five years

Daniel Schiff	2018	Putnam Management	Portfolio Manager,
		2016–Present	Analyst

		Northern Pines Capital	Portfolio Manager and
		2010–2016	Partner

		Tudor Investment Corporation	Senior Analyst
2003–2009

Ryan Kauppila	2014	Putnam Management	Portfolio Manager,
		2014–Present	Analyst

		Citigroup	Equity Analyst
2011–2014

The SAI provides additional information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

310052 1/18

Putnam Global Sector Funds

Prospectus

12 | 30 | 17

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T	CLASS Y
Global Consumer Fund	PGCOX	PGCKX	PGCNX	PGCMX	PGCIX	Pending	PGCYX
Global Financials Fund	PGFFX	PGFOX	PGFDX	PGFMX	PGFRX	Pending	PGFYX
Global Health Care Fund	PHSTX	PHSBX	PCHSX	PHLMX	PHSRX	Pending	PHSYX
Global Industrials Fund	PGIAX	PGIVX	PGIEX	PGIHX	PGIOX	Pending	PGILX
Global Natural Resources Fund	EBERX	PNRBX	PGLCX	PGLMX	PGNRX	Pending	PGRYX
Global Technology Fund	PGTAX	PGTPX	PGTDX	PGTMX	PGTRX	Pending	PGTYX
Global Telecommunications Fund	PGBZX	PGBBX	PGBNX	PGBMX	PGBTX	Pending	PGBYX
Global Utilities Fund	PUGIX	PUTBX	PUTCX	PUTMX	PULRX	Pending	PUTYX

Fund summaries 2
What are each fund's main investment strategies and related risks? 37
Who oversees and manages the funds? 46
How do the funds price their shares? 49
How do I buy fund shares? 50
How do I sell or exchange fund shares? 59
Policy on excessive short-term trading 62
Distribution plans and payments to dealers 64
Fund distributions and taxes 66
Financial highlights 68
Appendix 101

Investment Category: Global Sector

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summaries

PUTNAM GLOBAL CONSUMER FUND

Goal

Putnam Global Consumer Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees(fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.63%	0.25%	0.62%	1.50%	(0.18)%	1.32%
Class B	0.63%	1.00%	0.62%	2.25%	(0.18)%	2.07%
Class C	0.63%	1.00%	0.62%	2.25%	(0.18)%	2.07%
Class M	0.63%	0.75%	0.62%	2.00%	(0.18)%	1.82%
Class R	0.63%	0.50%	0.62%	1.75%	(0.18)%	1.57%
Class T	0.63%	0.25%	0.62%<	1.50%	(0.18)%	1.32%
Class Y	0.63%	N/A	0.62%	1.25%	(0.18)%	1.07%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

2          Prospectus

<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.
Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$702	$1,005	$1,330	$2,248
Class B	$710	$986	$1,389	$2,382
Class B (no redemption)	$210	$686	$1,189	$2,382
Class C	$310	$686	$1,189	$2,571
Class C (no redemption)	$210	$686	$1,189	$2,571
Class M	$528	$939	$1,374	$2,582
Class R	$160	$534	$932	$2,048
Class T	$381	$695	$1,031	$1,981
Class Y	$109	$379	$669	$1,495

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 41%.

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the consumer staples and consumer discretionary products and services industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies worldwide in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. We may purchase stocks of companies with stock prices that reflect a value lower than that

Prospectus          3

which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. Consumer staples and consumer discretionary products and services industries may be affected by demographic and product trends, competition, economic trends and consumer confidence. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

4          Prospectus

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	Since inception 12/18/08
Class A before taxes	–0.76%	11.18%	13.21%
Class A after taxes on distributions	–1.49%	9.51%	11.61%
Class A after taxes on distributions and sale of fund shares	0.18%	8.60%	10.56%
Class B before taxes	–0.50%	11.40%	13.19%
Class C before taxes	3.51%	11.67%	13.19%
Class M before taxes	1.05%	11.15%	12.97%
Class R before taxes	5.05%	12.24%	13.77%
Class T before taxes*	2.67%	11.94%	13.69%
Class Y before taxes	5.54%	12.79%	14.33%
MSCI World Consumer Discretionary and Consumer Staples Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	2.44%	12.12%	13.43%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Walter Scully
Portfolio Manager, Analyst, portfolio manager of the fund since 2008

Prospectus          5

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Financials Fund

Goal

Putnam Global Financials Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

6          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.63%	0.25%	1.17%	2.05%	(0.75)%	1.30%
Class B	0.63%	1.00%	1.17%	2.80%	(0.75)%	2.05%
Class C	0.63%	1.00%	1.17%	2.80%	(0.75)%	2.05%
Class M	0.63%	0.75%	1.17%	2.55%	(0.75)%	1.80%
Class R	0.63%	0.50%	1.17%	2.30%	(0.75)%	1.55%
Class T	0.63%	0.25%	1.17%<	2.05%	(0.75)%	1.30%
Class Y	0.63%	N/A	1.17%	1.80%	(0.75)%	1.05%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$700	$1,112	$1,550	$2,761
Class B	$708	$1,097	$1,613	$2,894
Class B (no redemption)	$208	$797	$1,413	$2,894
Class C	$308	$797	$1,413	$3,074
Class C (no redemption)	$208	$797	$1,413	$3,074
Class M	$526	$1,047	$1,593	$3,080
Class R	$158	$646	$1,162	$2,578
Class T	$379	$806	$1,258	$2,511
Class Y	$107	$493	$905	$2,054

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in

Prospectus          7

a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 40%.

Investments, risks, and performance

Investments

For this fund concentrating in the financial industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation and general economic conditions; and reduced profitability from limitations on loans, proprietary trading and interest rates and fees charged as a result of extensive government regulations. Our policy of concentrating on a limited group of industries can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment

8          Prospectus

exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	Since inception 12/18/08
Class A before taxes	–1.57%	10.03%	7.50%
Class A after taxes on distributions	–1.95%	8.41%	6.01%
Class A after taxes on distributions and sale of fund shares	–0.56%	8.01%	5.92%
Class B before taxes	–1.32%	10.25%	7.51%
Class C before taxes	2.73%	10.50%	7.50%
Class M before taxes	0.40%	10.03%	7.30%
Class R before taxes	4.22%	11.05%	8.03%
Class T before taxes*	1.83%	10.78%	7.96%
Class Y before taxes	4.72%	11.63%	8.58%
MSCI World Financials and Real Estate Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	9.04%	12.36%	9.05%

Prospectus          9

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Jacqueline Cavanaugh
Portfolio Manager, Analyst, portfolio manager of the fund since 2011

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Health Care Fund

Goal

Putnam Global Health Care Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

10          Prospectus

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.63%	0.25%	0.22%	1.10%
Class B	0.63%	1.00%	0.22%	1.85%
Class C	0.63%	1.00%	0.22%	1.85%
Class M	0.63%	0.75%	0.22%	1.60%
Class R	0.63%	0.50%	0.22%	1.35%
Class T	0.63%	0.25%	0.22%<	1.10%
Class Y	0.63%	N/A	0.22%	0.85%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based of expenses of class A shares for the fund’s last fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Prospectus          11

Share class	1 year	3 years	5 years	10 years
Class A	$681	$905	$1,146	$1,838
Class B	$688	$882	$1,201	$1,973
Class B (no redemption)	$188	$582	$1,001	$1,973
Class C	$288	$582	$1,001	$2,169
Class C (no redemption)	$188	$582	$1,001	$2,169
Class M	$507	$837	$1,190	$2,184
Class R	$137	$428	$739	$1,624
Class T	$359	$591	$841	$1,557
Class Y	$87	$271	$471	$1,049

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 53%.

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the health care industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to

12          Prospectus

increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The health care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Prospectus          13

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	10 years
Class A before taxes	–16.76%	14.55%	7.42%
Class A after taxes on distributions	–18.68%	11.96%	5.51%
Class A after taxes on distributions and sale of fund shares	–7.92%	11.52%	5.79%
Class B before taxes	–16.12%	14.82%	7.41%
Class C before taxes	–13.13%	15.05%	7.25%
Class M before taxes	–15.21%	14.52%	7.14%
Class R before taxes	–11.90%	15.63%	7.79%
Class T before taxes*	–13.89%	15.33%	7.79%
Class Y before taxes	–11.47%	16.21%	8.33%
MSCI World Health Care Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	–6.81%	13.44%	7.41%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Samuel Cox
Co-Director of Equity Research,
portfolio manager of the fund
since 2016
Michael Maguire
Portfolio Manager, Analyst, portfolio
manager of the fund since 2016

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

Portfolio manager

Isabel Buccellati
Portfolio Manager, Analyst, portfolio manager of the fund since 2012

*	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

14          Prospectus

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Industrials Fund

Goal

Putnam Global Industrials Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.63%	0.25%	0.65%	1.53%	(0.25)%	1.28%
Class B	0.63%	1.00%	0.65%	2.28%	(0.25)%	2.03%
Class C	0.63%	1.00%	0.65%	2.28%	(0.25)%	2.03%
Class M	0.63%	0.75%	0.65%	2.03%	(0.25)%	1.78%
Class R	0.63%	0.50%	0.65%	1.78%	(0.25)%	1.53%
Class T	0.63%	0.25%	0.65%<	1.53%	(0.25)%	1.28%
Class Y	0.63%	N/A	0.65%	1.28%	(0.25)%	1.03%

*	Applies only to certain redemptions of shares bought with no initial sales charge.

Prospectus          15

**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$698	$1,007	$1,339	$2,274
Class B	$706	$988	$1,397	$2,408
Class B (no redemption)	$206	$688	$1,197	$2,408
Class C	$306	$688	$1,197	$2,596
Class C (no redemption)	$206	$688	$1,197	$2,596
Class M	$525	$941	$1,383	$2,607
Class R	$156	$536	$941	$2,074
Class T	$377	$697	$1,040	$2,007
Class Y	$105	$381	$678	$1,523

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 275%.

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the industrial products, services or equipment industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment.

16          Prospectus

We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. Industrial products, services and equipment industries may be affected by economic trends, commodity prices, technological obsolescence, labor relations, legislation, worldwide competition and liability for environmental damage. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not

Prospectus          17

necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	Since inception 12/18/08
Class A before taxes	8.25%	14.58%	14.04%
Class A after taxes on distributions	7.05%	12.27%	11.95%
Class A after taxes on distributions and sale of fund shares	4.95%	10.90%	10.83%
Class B before taxes	8.99%	14.85%	14.06%
Class C before taxes	13.04%	15.07%	14.04%
Class M before taxes	10.34%	14.55%	13.84%
Class R before taxes	14.62%	15.66%	14.63%
Class T before taxes*	11.98%	15.36%	14.53%
Class Y before taxes	15.17%	16.23%	15.18%
MSCI World Industrials Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	12.88%	11.22%	11.89%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

18          Prospectus

Portfolio manager

Daniel Schiff
Portfolio Manager, Analyst, portfolio manager of the fund since 2016

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Natural Resources Fund

Goal

Putnam Global Natural Resources Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Prospectus          19

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses
Class A	0.63%	0.25%	0.41%	1.29%
Class B	0.63%	1.00%	0.41%	2.04%
Class C	0.63%	1.00%	0.41%	2.04%
Class M	0.63%	0.75%	0.41%	1.79%
Class R	0.63%	0.50%	0.41%	1.54%
Class T	0.63%	0.25%	0.41%<	1.29%
Class Y	0.63%	N/A	0.41%	1.04%

    *

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
*	Restated to reflect current fees
<	Other expenses are based of expenses of class A shares for the fund’s last fiscal year, as restated to reflect current fees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$699	$960	$1,241	$2,040
Class B	$707	$939	$1,297	$2,174
Class B (no redemption)	$207	$639	$1,097	$2,174
Class C	$307	$639	$1,097	$2,367
Class C (no redemption)	$207	$639	$1,097	$2,367
Class M	$525	$893	$1,285	$2,380
Class R	$156	$486	$838	$1,832
Class T	$378	$648	$939	$1,765
Class Y	$106	$330	$573	$1,269

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 119%.

20          Prospectus

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the energy and other natural resources industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the energy and other natural resource industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies in the discovery, development, production or distribution of energy or other natural resources, in the development of technologies for the production or efficient use of energy or other natural resources, and in the furnishing of related supplies or services. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The energy and other natural resources industries may be affected by changes in crude oil prices and changes in governmental regulatory policies. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument

Prospectus          21

to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	10 years
Class A before taxes	6.84%	–4.00%	–2.30%
Class A after taxes on distributions	6.84%	–4.03%	–2.98%
Class A after taxes on distributions and sale of fund shares	3.87%	–2.97%	–1.37%
Class B before taxes	7.46%	–3.97%	–2.31%
Class C before taxes	11.51%	–3.58%	–2.46%
Class M before taxes	8.87%	–4.02%	–2.55%
Class R before taxes	13.05%	–3.10%	–1.96%
Class T before taxes*	10.53%	–3.35%	–1.97%
Class Y before taxes	13.65%	–2.61%	–1.47%
MSCI World Energy and Materials Index (ND) (no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	24.87%	1.48%	1.70%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

22          Prospectus

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Christopher Eitzmann
Portfolio Manager, Analyst, portfolio
manager of the fund since 2012

Ryan Kauppila
Portfolio Manager, Analyst, portfolio
manager of the fund since 2014

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Technology Fund

Goal

Putnam Global Technology Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Prospectus          23

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.63%	0.25%	0.44%	1.32%	(0.04)%	1.28%
Class B	0.63%	1.00%	0.44%	2.07%	(0.04)%	2.03%
Class C	0.63%	1.00%	0.44%	2.07%	(0.04)%	2.03%
Class M	0.63%	0.75%	0.44%	1.82%	(0.04)%	1.78%
Class R	0.63%	0.50%	0.44%	1.57%	(0.04)%	1.53%
Class T	0.63%	0.25%	0.44%<	1.32%	(0.04)%	1.28%
Class Y	0.63%	N/A	0.44%	1.07%	(0.04)%	1.03%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

24          Prospectus

Share class	1 year	3 years	5 years	10 years
Class A	$698	$966	$1,255	$2,074
Class B	$706	$946	$1,311	$2,208
Class B (no redemption)	$206	$646	$1,111	$2,208
Class C	$306	$646	$1,111	$2,400
Class C (no redemption)	$206	$646	$1,111	$2,400
Class M	$525	$900	$1,299	$2,412
Class R	$156	$493	$853	$1,867
Class T	$377	$655	$953	$1,800
Class Y	$105	$337	$588	$1,306

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 61%.

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the technology industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the technology industries. This policy may be changed after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other

Prospectus          25

factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

26          Prospectus

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	Since inception 12/18/08
Class A before taxes	5.84%	13.32%	14.66%
Class A after taxes on distributions	5.63%	12.75%	13.84%
Class A after taxes on distributions and sale of fund shares	3.48%	10.61%	11.95%
Class B before taxes	6.51%	13.58%	14.64%
Class C before taxes	10.50%	13.81%	14.65%
Class M before taxes	7.84%	13.29%	14.42%
Class R before taxes	12.01%	14.38%	15.22%
Class T before taxes*	9.49%	14.09%	15.15%
Class Y before taxes	12.60%	14.95%	15.80%
MSCI World Information Technology Index (ND) (no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	11.45%	14.60%	7.68%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Neil Desai
Portfolio Manager, Analyst, portfolio manager of the fund since 2014

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Portfolio manager

Di Yao
Portfolio Manager, Analyst, portfolio manager of the fund since 2012

*	Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Prospectus          27

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Telecommunications Fund

Goal

Putnam Global Telecommunications Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.63%	0.25%	0.86%	1.74%	(0.44)%	1.30%
Class B	0.63%	1.00%	0.86%	2.49%	(0.44)%	2.05%
Class C	0.63%	1.00%	0.86%	2.49%	(0.44)%	2.05%
Class M	0.63%	0.75%	0.86%	2.24%	(0.44)%	1.80%
Class R	0.63%	0.50%	0.86%	1.99%	(0.44)%	1.55%
Class T	0.63%	0.25%	0.86%<	1.74%	(0.44)%	1.30%
Class Y	0.63%	N/A	0.86%	1.49%	(0.44)%	1.05%

*	Applies only to certain redemptions of shares bought with no initial sales charge.

28          Prospectus

**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based on class A shares for the fund’s last fiscal year.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$700	$1,051	$1,426	$2,474
Class B	$708	$1,034	$1,486	$2,608
Class B (no redemption)	$208	$734	$1,286	$2,608
Class C	$308	$734	$1,286	$2,793
Class C (no redemption)	$208	$734	$1,286	$2,793
Class M	$526	$985	$1,469	$2,802
Class R	$158	$582	$1,032	$2,281
Class T	$379	$743	$1,130	$2,215
Class Y	$107	$428	$771	$1,742

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 55%.

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the telecommunications industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the funds net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that develop, manufacture or sell communications services or communications equipment, and companies that bundle video with communications services. We may

Prospectus          29

purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The telecommunications industry may be affected by government regulation, intense competition, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did,

30          Prospectus

performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	Since inception 12/18/08
Class A before taxes	–3.00%	9.83%	11.08%
Class A after taxes on distributions	–3.96%	7.36%	9.21%
Class A after taxes on distributions and sale of fund shares	–1.03%	7.23%	8.68%
Class B before taxes	–2.80%	10.05%	11.07%
Class C before taxes	1.14%	10.32%	11.06%
Class M before taxes	–1.25%	9.80%	10.85%
Class R before taxes	2.64%	10.86%	11.62%
Class T before taxes*	0.35%	10.58%	11.55%
Class Y before taxes	3.19%	11.43%	12.18%
MSCI World Telecommunication Services Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	5.66%	8.21%	7.89%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Prospectus          31

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

Portfolio manager

Vivek Gandhi
Portfolio Manager, Analyst, portfolio manager of the fund since 2008

*	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 36.

Putnam Global Utilities Fund

Goal

Putnam Global Utilities Fund seeks capital growth and current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 50 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

32          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.63%	0.25%	0.35%	1.23%
Class B	0.63%	1.00%	0.35%	1.98%
Class C	0.63%	1.00%	0.35%	1.98%
Class M	0.63%	0.75%	0.35%	1.73%
Class R	0.63%	0.50%	0.35%	1.48%
Class T	0.63%	0.25%	0.35%<	1.23%
Class Y	0.63%	N/A	0.35%	0.98%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$693	$943	$1,212	$1,978
Class B	$701	$921	$1,268	$2,113
Class B (no redemption)	$201	$621	$1,068	$2,113
Class C	$301	$621	$1,068	$2,306
Class C (no redemption)	$201	$621	$1,068	$2,306
Class M	$520	$876	$1,256	$2,319
Class R	$151	$468	$808	$1,768
Class T	$372	$631	$909	$1,701
Class Y	$100	$312	$542	$1,201

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 43%.

Prospectus          33

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the utilities industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The utilities industries may be affected by increases in fuel costs, technological obsolescence, changes in regulatory policies and deregulation. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

34          Prospectus

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ended 12/31/16)

Share class	1 year	5 years	10 years
Class A before taxes	–4.07%	3.29%	0.05%
Class A after taxes on distributions	–4.47%	2.83%	–0.39%
Class A after taxes on distributions and sale of fund shares	–1.95%	2.58%	0.13%
Class B before taxes	–3.98%	3.39%	0.03%
Class C before taxes	–0.05%	3.72%	–0.12%
Class M before taxes	–2.26%	3.24%	–0.23%
Class R before taxes	1.45%	4.24%	0.38%
Class T before taxes*	–0.76%	3.99%	0.39%
Class Y before taxes	2.04%	4.76%	0.89%
MSCI World Utilities Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	5.96%	5.52%	1.33%

*	Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other

Prospectus          35

classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

William Rives
Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Important Additional Information About All Funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

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Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

As mentioned in the fund summaries, we pursue each fund’s goal by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide in the industries indicated by the fund’s name.

  Global investing. The use of the term “global” in each fund’s name is meant to emphasize that we look for investment opportunities on a worldwide basis and that our investment strategies are not constrained by the countries or regions in which companies are located. We seek to invest mainly in common stocks of U.S. or foreign companies in the group of industries indicated by the fund’s name that we believe have favorable investment potential.

As a result, the portions of a fund that are invested in U.S. and foreign companies will change over time based on both the number and size of U.S. and foreign companies in such group of industries and on our assessment of the relative investment potential of such companies. By way of illustration, the table below lists, as of August 31, 2017, the allocation between U.S. and foreign companies reflected in key market indexes used to evaluate each fund’s performance:

Fund	Benchmark	U.S.	Foreign
Global Consumer Fund	MSCI World Consumer Discretionary and Consumer Staples Index	56.74%	43.26%
Global Financials Fund	MSCI World Financials and Real Estate Index	48.17%	51.83%
Global Health Care Fund	MSCI World Health Care Index	68.80%	31.20%
Global Industrials Fund	MSCI World Industrials Index	49.22%	50.78%
Global Natural Resources Fund	MSCI World Energy and Materials Index	45.49%	54.51%
Global Technology Fund	MSCI World Information Technology Index	85.85%	14.15%
Global Telecommunications Fund	MSCI World Telecommunication Services Index	43.63%	56.37%
Global Utilities Fund	MSCI World Utilities Index	57.80%	42.20%

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As noted above, however, the portions of a fund’s investments represented by U.S. and foreign companies may differ from those of these indexes based on our assessment of relative investment potential at any particular time.

Under normal market conditions, each fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark). For purposes of determining whether securities held by a fund are securities of a foreign company, we will consider a company to be a foreign company if we determine that the company’s securities trade on a market outside the United States, the company is headquartered or organized outside the United States, the company derives a majority of its revenues or profits outside the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform

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as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Foreign investments. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.
—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.
—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.
—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

  Industry focus.

Global Consumer Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the consumer staples and consumer discretionary products and services industries. Companies that we

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consider to be in the consumer staples and consumer discretionary products and services industries include companies primarily engaged in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. Consumer staples are generally essential products for which demand tends to remain stable over economic cycles, such as food, beverages, tobacco and household and personal care products. Consumer discretionary products and services are generally non-essential products and services for which demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. We consider a company to be in the consumer staples and consumer discretionary products and services industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers the company to be in these industries.

Events that affect the consumer staples and consumer discretionary products and services industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the consumer staples industries can be significantly affected by demographic and product trends, competitive pricing, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates and consumer confidence. Similarly, the consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence, disposable household income and consumer spending, and changes in demographics and consumer tastes.

Global Financials Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the financial services industries. Companies that we consider to be in the financial services industries include commercial and investment banks, savings and loans organizations, brokerage and asset management firms, insurance companies, real estate investment trusts and real estate investment and development companies. We consider a company to be in the financial services industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the financial services industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital funds and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make, the types of investments and trading they can engage in on their own behalf and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries. The financial services industries are also subject to relatively rapid

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changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress. Although we reserve the right to take defensive positions that are mainly designed to limit losses, such as investing some or all of each fund’s assets in cash and cash equivalents, as of the date of this prospectus, we do not presently intend to do so.

Global Health Care Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the health care industries. Companies that we consider to be in the health care industries encompass two main groups of companies. The first group includes companies who manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. We consider a company to be in the health care industries if, at the time of investment, we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the health care industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

Global Industrials Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. Companies that we consider to be in the industrial products, services or equipment industries include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. We consider a company to be in the industrial products, services or equipment industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

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Events that affect the industrial products, services or equipment industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Global Natural Resources Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the energy or other natural resources industries. Companies that we consider to be in the energy or other natural resources industries include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. We consider a company to be in the energy or other natural resources industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the energy or other natural resources industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, changes in crude oil prices may affect both those industries that produce, refine and distribute petroleum products and industries that supply alternate sources of energy. In addition, certain natural resources industries are subject to greater governmental regulation than are other industries; therefore, changes in regulatory policies may be more likely to adversely affect the fund.

Global Technology Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the technology industries. Companies that we consider to be in the technology industries include companies which have, or will develop, products, processes or services that will provide advances and improvement through technology to consumers, enterprises and governments worldwide. We consider a company to be in the technology industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the technology industries can be significantly affected by obsolescence of existing technology, technological innovations, short product cycles, falling prices and profits, competitive pressures such as new market entrants and aggressive pricing, and general economic conditions.

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Global Telecommunications Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the telecommunication industries. Companies that we consider to be in the telecommunication industries include companies which primarily develop, manufacture or sell communications services or communications equipment or companies that bundle video with telecommunication services. We consider a company to be in the telecommunication industries if at the time of investment we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the telecommunication industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, the telecommunication industries can be significantly affected by federal and state government regulation of rates of return and services that may be offered, failure to obtain, or delays in obtaining, financial or regulatory approval, intense competition, communications equipment product incompatibility, changing consumer preferences, technological obsolescence, significant capital expenditures and heavy debt burdens.

Global Utilities Fund — Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies worldwide in the utilities industries. Companies that we consider to be in the utilities industries include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. We consider a company to be in the utilities industries if, at the time of investment, we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries, or if an independent industry source considers it to be in these industries.

Events that affect the utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use foreign currency transactions to increase or decrease a fund’s exposure to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also

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choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.
  Market risk. The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in a fund’s portfolio holdings. During those periods, a fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Short sales. We may engage in short sales, which are transactions in which a fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The price a fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss which is theoretically unlimited. A fund’s investment strategy of reinvesting proceeds received from selling securities short may

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effectively create leverage, which can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio securities. The use of leverage may also cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments. A fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time, a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until a fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated August 31, 2017.

Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The funds paid Putnam Management a management fee (after any applicable waivers) for each fund’s last fiscal year at the following rates (reflected as a percentage of average net assets for each fund’s last fiscal year):

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Management fees (after any applicable waivers)
Global Consumer Fund	0.44%
Global Financials Fund	0.00%
Global Health Care Fund	0.63%
Global Industrials Fund	0.38%
Global Natural Resources Fund	0.56%
Global Technology Fund	0.58%
Global Telecommunications Fund	0.19%
Global Utilities Fund	0.63%

Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. For all funds except Global Financials Fund, Global Telecommunications Fund and Global Health Care Fund, PIL is not currently managing any fund assets. For Global Financials Fund, Global Telecommunications Fund and Global Health Care Fund (or for any other fund for which PIL may manage assets in the future), Putnam Management (and not the funds) pays (or will pay) a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of the applicable fund’s assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. For all funds except Global Technology Fund, PAC is not currently managing any fund assets. For Global Technology Fund (or for any other fund for which PAC may manage assets in the future), Putnam Management or PIL, as applicable (and not the funds), pays (or will pay) a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of the applicable fund’s assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

Putnam Global Consumer Fund

Portfolio manager	Joined fund	Employer	Positions over past five years
Walter Scully	2008	Putnam Management 1996 – Present	Portfolio Manager, Analyst

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Global Financials Fund

Portfolio manager	Joined fund	Employer	Positions over past five years
Jacquelyne Cavanaugh	2012	Putnam Management 2011 – Present Janus Capital Group 2005 – 2011	Portfolio Manager, Analyst Senior Equity Analyst

Global Health Care Fund

Portfolio managers	Joined fund	Employer	Positions over past five years
Isabel Buccellati	2012	Putnam Investments Limited 2012 – Present Alliance Growth Equities, a unit of Alliance Bernstein Ltd. 2002 – 2012	Portfolio Manager, Analyst Vice President, Ex US Sector Head Health Care
Samuel Cox	2016	Putnam Management 2014 – Present Fidelity Institutional Management (f/k/a Pyramis Global Advisors) 2010 – 2014	Co-Director of Equity Research Previously, Analyst Equity Analyst
Michael Maguire	2016	Putnam Management 2009 – Present	Portfolio Manager, Analyst

Global Industrials Fund

Portfolio manager	Joined fund	Employer	Positions over past five years
Daniel Schiff	2016	Putnam Management 1989 – Present Northern Pines Capital 2010 – 2016	Portfolio Manager, Analyst Portfolio Manager and Partner

Global Natural Resources Fund

Portfolio managers	Joined fund	Employer	Positions over past five years
Christopher Eitzmann	2012	Putnam Management 2012 – Present Raptor Capital Management 2009 – 2012	Portfolio Manager, Analyst Equity Research Analyst
Ryan Kauppila	2014	Putnam Management September, 2014 – Present Citigroup 2011 – September, 2014 Nomura International 2008 – 2011	Portfolio Manager, Analyst Equity Analyst Equity Research Analyst

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Global Technology Fund

Portfolio managers	Joined fund	Employer	Positions over past five years
Neil Desai	2014	Putnam Management 2012 – Present Crosslink Capital 2009 – 2012	Portfolio Manager, Analyst Partner
Di Yao	2012	The Putnam Advisory Company, LLC 2008 – Present	Analyst

Global Telecommunications Fund

Portfolio manager	Joined fund	Employer	Positions over past five years
Vivek Gandhi	2008	Putnam Investments Limited 1999 – Present	Portfolio Manager, Analyst

Global Utilities Fund

Portfolio manager	Joined fund	Employer	Positions over past five years
William Rives	2017	Putnam Management 2012 – Present	Portfolio Manager, Analyst Previously, Equity Associate

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of each fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE,

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and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by a fund to a significant extent. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, M, and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M and class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name,

50          Prospectus

residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the funds reserve the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R shares, and certain investors described below may also choose class Y shares. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T

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shares are available only through financial intermediaries that offer shares of that fund through an omnibus brokerage platform. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000. Class T offers sales charge discounts starting at investments of $250,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class B shares

Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

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  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 3.50%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

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  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class T shares

  Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.
  Initial sales charge of up to 2.50%
  Lower sales charges available for investments of $250,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);
—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments and foundations that have entered into an arrangement with Putnam;
—	fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;
—	investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;

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—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	N/A***	N/A***

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.
***	The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Initial sales charges for class T shares

	Class T sales charge as a percentage of*:
Amount of purchase at offering price (Transaction level) ($)	Net Amount invested	Offering price**
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

Reducing your class A or class M sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Class T shares and shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

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To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

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Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of

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employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;
(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

Each fund may sell class T shares without a sales charge under the following circumstances:

(i)	upon reinvestment of distributions by the fund; and
(ii)	upon exchange of shares of other classes of the fund.

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may not be exchanged for class T shares of another Putnam fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

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Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. A fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the Statement of Additional Information.

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To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading

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on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below-investment-grade bonds.

  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and each fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the funds reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund

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may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

  Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the

64          Prospectus

annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on

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average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. A fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

Each fund normally distributes any net investment income and any net realized capital gains annually, except Global Utilities Fund, which normally distributes net investment income quarterly. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

66          Prospectus

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. If a fund meets certain requirements relating to its asset holdings, and the fund elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if a fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

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The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

Global Consumer Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
August 31, 2017	$18.76	.11	2.95	3.06	(.18)	(.39)	(.57)	—	$21.25	16.93	$25,225	1.31	.54	41
August 31, 2016	18.00	.03	1.35	1.38	(.01)	(.61)	(.62)	—	18.76	7.89	25,566	1.28 [e]	.19 [e]	40
August 31, 2015	19.51	.04	.86	.90	(.07)	(2.34)	(2.41)	—	18.00	5.10	18,453	1.26	.21	70
August 31, 2014	18.07	.15	2.69	2.84	(.06)	(1.34)	(1.40)	—	19.51	15.96	13,857	1.29	.76	102
August 31, 2013	15.14	.11	3.18	3.29	(.13)	(.23)	(.36)	— [f]	18.07	22.15	12,077	1.35	.66	59
Class B
August 31, 2017	$18.04	(.04)	2.85	2.81	(.07)	(.39)	(.46)	—	$20.39	16.04	$3,381	2.06	(.21)	41
August 31, 2016	17.45	(.09)	1.30	1.21	(.01)	(.61)	(.62)	—	18.04	7.15	3,042	2.03 [e]	(.55) [e]	40
August 31, 2015	19.06	(.09)	.82	.73	—	(2.34)	(2.34)	—	17.45	4.25	1,624	2.01	(.52)	70
August 31, 2014	17.75	— [f]	2.65	2.65	—	(1.34)	(1.34)	—	19.06	15.13	1,296	2.04	.03	102
August 31, 2013	14.91	(.01)	3.12	3.11	(.04)	(.23)	(.27)	— [f]	17.75	21.16	1,070	2.10	(.08)	59
Class C
August 31, 2017	$17.95	(.04)	2.85	2.81	(.06)	(.39)	(.45)	—	$20.31	16.10	$6,811	2.06	(.22)	41
August 31, 2016	17.38	(.09)	1.28	1.19	(.01)	(.61)	(.62)	—	17.95	7.06	6,302	2.03 [e]	(.55) [e]	40
August 31, 2015	18.98	(.09)	.83	.74	—	(2.34)	(2.34)	—	17.38	4.33	4,601	2.01	(.51)	70
August 31, 2014	17.68	— [f]	2.64	2.64	—	(1.34)	(1.34)	—	18.98	15.13	3,808	2.04	.01	102
August 31, 2013	14.86	(.02)	3.12	3.10	(.05)	(.23)	(.28)	— [f]	17.68	21.21	2,253	2.10	(.11)	59
Class M
August 31, 2017	$18.44	.01	2.92	2.93	(.10)	(.39)	(.49)	—	$20.88	16.41	$286	1.81	.05	41
August 31, 2016	17.79	(.05)	1.32	1.27	(.01)	(.61)	(.62)	—	18.44	7.35	155	1.78 [e]	(.29) [e]	40
August 31, 2015	19.34	(.05)	.84	.79	—	(2.34)	(2.34)	—	17.79	4.53	115	1.76	(.25)	70
August 31, 2014	17.95	.05	2.68	2.73	—	(1.34)	(1.34)	—	19.34	15.42	72	1.79	.26	102
August 31, 2013	15.05	.02	3.17	3.19	(.06)	(.23)	(.29)	— [f]	17.95	21.51	56	1.85	.12	59
Class R
August 31, 2017	$18.50	.04	2.97	3.01	—	(.39)	(.39)	—	$21.12	16.68	$494	1.56	.21	41
August 31, 2016	17.80	— [f]	1.32	1.32	(.01)	(.61)	(.62)	—	18.50	7.64	256	1.53 [e]	.01 [e]	40
August 31, 2015	19.36	— [f]	.84	.84	(.06)	(2.34)	(2.40)	—	17.80	4.82	1,321	1.51	(.01)	70
August 31, 2014	17.96	.07 [g]	2.71	2.78	(.04)	(1.34)	(1.38)	—	19.36	15.69	1,176	1.54	.32 [g]	102
August 31, 2013	15.07	.07	3.15	3.22	(.10)	(.23)	(.33)	— [f]	17.96	21.76	173	1.60	.39	59
Class Y
August 31, 2017	$18.86	.15	2.99	3.14	(.23)	(.39)	(.62)	—	$21.38	17.29	$20,009	1.06	.77	41
August 31, 2016	18.05	.08	1.35	1.43	(.01)	(.61)	(.62)	—	18.86	8.15	11,221	1.03 [e]	.46 [e]	40
August 31, 2015	19.57	.09	.86	.95	(.13)	(2.34)	(2.47)	—	18.05	5.36	4,495	1.01	.49	70
August 31, 2014	18.11	.20	2.70	2.90	(.10)	(1.34)	(1.44)	—	19.57	16.26	4,738	1.04	1.03	102
August 31, 2013	15.18	.15	3.18	3.33	(.17)	(.23)	(.40)	— [f]	18.11	22.41	3,294	1.10	.91	59

See notes to financial highlights at the end of this section.

70 Prospectus	Prospectus 71

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:
Percentage of average net assets
August 31, 2017	0.18%
August 31, 2016	0.23
August 31, 2015	0.46
August 31, 2014	0.39
August 31, 2013	0.34

[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[f]	Amount represents less than $0.01 per share.
[g]	The net investment income ratio and per share amount shown for the period ending August 31, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

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Global Financials Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

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Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
August 31, 2017	$10.64	.15	2.19	2.34	(.19)	—	(.19)	—	$12.79	22.23	$9,691	1.30	1.24	40
August 31, 2016	11.68	.13	(.77)	(.64)	(.01)	(.39)	(.40)	—	10.64	(5.66)	6,621	1.28 [f]	1.20 [f]	46
August 31, 2015	15.28	.10	(.28)	(.18)	(.03)	(3.39)	(3.42)	—	11.68	(1.38)	6,384	1.28	.81	39
August 31, 2014	13.70	.14	2.02	2.16	(.11)	(.47)	(.58)	—	15.28	15.80	5,691	1.30	.90	55
August 31, 2013	10.65	.15	2.97	3.12	(.07)	—	(.07)	— [e]	13.70	29.42	7,840	1.35	1.18	54
Class B
August 31, 2017	$10.30	.06	2.12	2.18	(.12)	—	(.12)	—	$12.36	21.26	$1,472	2.05	.50	40
August 31, 2016	11.40	.05	(.75)	(.70)	(.01)	(.39)	(.40)	—	10.30	(6.33)	1,099	2.03 [f]	.46 [f]	46
August 31, 2015	15.07	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.40	(2.15)	1,093	2.03	.06	39
August 31, 2014	13.53	.02	2.00	2.02	(.01)	(.47)	(.48)	—	15.07	14.96	779	2.05	.14	55
August 31, 2013	10.53	.06	2.94	3.00	—	—	—	— [e]	13.53	28.49	700	2.10	.46	54
Class C
August 31, 2017	$10.20	.06	2.09	2.15	(.13)	—	(.13)	—	$12.22	21.21	$2,832	2.05	.50	40
August 31, 2016	11.29	.04	(.73)	(.69)	(.01)	(.39)	(.40)	—	10.20	(6.31)	1,866	2.03 [f]	.42 [f]	46
August 31, 2015	14.96	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.29	(2.17)	1,765	2.03	.08	39
August 31, 2014	13.43	.01	2.00	2.01	(.01)	(.47)	(.48)	—	14.96	14.97	940	2.05	.09	55
August 31, 2013	10.45	.06	2.92	2.98	—	—	—	— [e]	13.43	28.52	3,925	2.10	.43	54
Class M
August 31, 2017	$10.50	.08	2.16	2.24	(.14)	—	(.14)	—	$12.60	21.53	$100	1.80	.71	40
August 31, 2016	11.58	.08	(.76)	(.68)	(.01)	(.39)	(.40)	—	10.50	(6.06)	86	1.78 [f]	.77 [f]	46
August 31, 2015	15.22	.04	(.29)	(.25)	—	(3.39)	(3.39)	—	11.58	(1.89)	79	1.78	.33	39
August 31, 2014	13.62	.05	2.03	2.08	(.01)	(.47)	(.48)	—	15.22	15.25	78	1.80	.31	55
August 31, 2013	10.58	.08	2.97	3.05	(.01)	—	(.01)	— [e]	13.62	28.84	110	1.85	.61	54
Class R
August 31, 2017	$10.50	.12	2.16	2.28	(.16)	—	(.16)	—	$12.62	21.92	$1,138	1.55	1.00	40
August 31, 2016	11.56	.11	(.77)	(.66)	(.01)	(.39)	(.40)	—	10.50	(5.89)	866	1.53 [f]	1.03 [f]	46
August 31, 2015	15.17	.09	(.31)	(.22)	—	(3.39)	(3.39)	—	11.56	(1.66)	893	1.53	.68	39
August 31, 2014	13.60	.10	2.02	2.12	(.08)	(.47)	(.55)	—	15.17	15.60	737	1.55	.67	55
August 31, 2013	10.58	.12	2.95	3.07	(.05)	—	(.05)	— [e]	13.60	29.05	564	1.60	.94	54
Class Y
August 31, 2017	$10.71	.18	2.20	2.38	(.22)	—	(.22)	—	$12.87	22.44	$8,731	1.05	1.46	40
August 31, 2016	11.72	.16	(.77)	(.61)	(.01)	(.39)	(.40)	—	10.71	(5.37)	2,910	1.03 [f]	1.45 [f]	46
August 31, 2015	15.34	.14	(.30)	(.16)	(.07)	(3.39)	(3.46)	—	11.72	(1.17)	5,260	1.03	1.08	39
August 31, 2014	13.74	.18	2.03	2.21	(.14)	(.47)	(.61)	—	15.34	16.16	3,149	1.05	1.16	55
August 31, 2013	10.67	.20	2.97	3.17	(.10)	—	(.10)	— [e]	13.74	29.83	4,662	1.10	1.48	54

See notes to financial highlights at the end of this section.

74 Prospectus	Prospectus 75

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:
Percentage of average net assets
August 31, 2017	0.75%
August 31, 2016	0.95
August 31, 2015	1.00
August 31, 2014	0.59
August 31, 2013	0.37

[e]	Amount represents less than $0.01 per share.
[f]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class.

76          Prospectus

Global Health Care Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
August 31, 2017	$58.56	.28	4.85	5.13	(.26)	(5.08)	(5.34)	—	$58.35	10.29	$1,287,146	1.10	.51	53
August 31, 2016	71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	—	58.56	(7.23)	1,336,219	1.13 [e]	.35 [e]	16
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	—	71.32	16.29	1,590,624	1.10	.17	20
August 31, 2014	55.14	.28	17.95	18.23	(.22)	(6.13)	(6.35)	—	67.02	35.30	1,374,677	1.14	.47	22
August 31, 2013	45.03	.40	12.65	13.05	—	(2.94)	(2.94)	— [b]	55.14	30.48	1,099,241	1.21	.80	30
Class B
August 31, 2017	$40.08	(.09)	3.07	2.98	—	(5.08)	(5.08)	—	$37.98	9.48	$27,546	1.85	(.24)	53
August 31, 2016	51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	—	40.08	(7.93)	35,044	1.88 [e]	(.40) [e]	16
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	—	51.75	15.42	40,640	1.85	(.58)	20
August 31, 2014	42.85	(.13)	13.66	13.53	—	(6.13)	(6.13)	—	50.25	34.28	33,532	1.89	(.28)	22
August 31, 2013	35.87	.02	9.90	9.92	—	(2.94)	(2.94)	— [b]	42.85	29.48	29,588	1.96	.05	30
Class C
August 31, 2017	$47.13	(.11)	3.75	3.64	—	(5.08)	(5.08)	—	$45.69	9.46	$50,402	1.85	(.24)	53
August 31, 2016	59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	—	47.13	(7.92)	59,280	1.88 [e]	(.40) [e]	16
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	—	59.40	15.40	72,939	1.85	(.57)	20
August 31, 2014	47.79	(.14)	15.37	15.23	—	(6.13)	(6.13)	—	56.89	34.30	35,165	1.89	(.27)	22
August 31, 2013	39.68	.02	11.03	11.05	—	(2.94)	(2.94)	— [b]	47.79	29.50	23,851	1.96	.05	30
Class M
August 31, 2017	$48.50	.01	3.87	3.88	(.02)	(5.08)	(5.10)	—	$47.28	9.73	$11,341	1.60	.01	53
August 31, 2016	60.74	(.08)	(3.94)	(4.02)	(.03)	(8.19)	(8.22)	—	48.50	(7.67)	12,513	1.63 [e]	(.15) [e]	16
August 31, 2015	57.97	(.20)	8.81	8.61	(.06)	(5.78)	(5.84)	—	60.74	15.68	16,014	1.60	(.33)	20
August 31, 2014	48.48	(.01)	15.63	15.62	—	(6.13)	(6.13)	—	57.97	34.64	14,205	1.64	(.02)	22
August 31, 2013	40.12	.13	11.17	11.30	—	(2.94)	(2.94)	— [b]	48.48	29.81	10,741	1.71	.30	30
Class R
August 31, 2017	$55.45	.13	4.56	4.69	(.09)	(5.08)	(5.17)	—	$54.97	10.00	$3,400	1.35	.25	53
August 31, 2016	68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	—	55.45	(7.45)	3,891	1.38 [e]	.10 [e]	16
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	—	68.12	15.99	8,350	1.35	(.07)	20
August 31, 2014	53.16	.13	17.26	17.39	(.11)	(6.13)	(6.24)	—	64.31	34.98	5,578	1.39	.23	22
August 31, 2013	43.63	.26	12.21	12.47	—	(2.94)	(2.94)	— [b]	53.16	30.11	3,754	1.46	.54	30
Class Y
August 31, 2017	$61.91	.45	5.16	5.61	(.42)	(5.08)	(5.50)	—	$62.02	10.56	$72,352.85		.75	53
August 31, 2016	74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	—	61.91	(6.98)	54,119	.88 [e]	.58 [e]	16
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	—	74.75	16.57	74,556.85		.42	20
August 31, 2014	57.30	.46	18.68	19.14	(.35)	(6.13)	(6.48)	—	69.96	35.64	46,440.89		.74	22
August 31, 2013	46.58	.55	13.11	13.66	—	(2.94)	(2.94)	— [b]	57.30	30.79	29,916.96		1.05	30

See notes to financial highlights at the end of this section.

78 Prospectus	Prospectus 79

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Amount represents less than $0.01 per share.
[c]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[d]	Includes amounts paid through expense offset and brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class.

80          Prospectus

Global Industrials Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
August 31, 2017	$18.46	.27 [e]	2.37	2.64	(.42)	(.18)	(.60)	—	$20.50	14.67	$30,609	1.28	1.40 [e]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	—	18.46	19.58	12,431	1.28 [g]	.77 [g]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27	.29	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32	.48	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	— [h]	17.72	31.68	14,850	1.35	.82	238
Class B
August 31, 2017	$17.63	.10 [e]	2.27	2.37	(.36)	(.18)	(.54)	—	$19.46	13.81	$4,002	2.03	.52 [e]	275
August 31, 2016	15.46	— [h]	2.82	2.82	(.07)	(.58)	(.65)	—	17.63	18.67	1,442	2.03 [g]	(.02) [g]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02	(.43)	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07	(.26)	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	— [h]	17.36	30.62	524	2.10	.10	238
Class C
August 31, 2017	$17.67	.09 [e]	2.29	2.38	(.38)	(.18)	(.56)	—	$19.49	13.80	$7,218	2.03	.48 [e]	275
August 31, 2016	15.49	— [h]	2.83	2.83	(.07)	(.58)	(.65)	—	17.67	18.70	1,939	2.03 [g]	(.01) [g]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02	(.43)	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07	(.23)	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	— [h]	17.38	30.68	708	2.10	.08	238
Class M
August 31, 2017	$18.10	.21 [e,f]	2.29	2.50	(.35)	(.18)	(.53)	—	$20.07	14.11	$159	1.78	1.08 [e,f]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	—	18.10	19.02	104	1.78 [g]	.24 [g]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77	(.21)	179
August 31, 2014	17.58	— [h]	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82	.02	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	— [h]	17.58	31.00	64	1.85	.34	238
Class R
August 31, 2017	$18.33	.25 [e,f]	2.33	2.58	(.39)	(.18)	(.57)	—	$20.34	14.40	$207	1.53	1.30 [e,f]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	—	18.33	19.28	116	1.53 [g]	.41 [g]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52	.05	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57	.29	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	— [h]	17.71	31.34	72	1.60	.30	238
Class Y
August 31, 2017	$18.62	.28 [e]	2.43	2.71	(.45)	(.18)	(.63)	—	$20.70	14.94	$28,196	1.03	1.42 [e]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	—	18.62	19.91	13,042	1.03 [g]	1.04 [g]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02	.56	179
August 31, 2014	17.77	.22 [i]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07	1.08 [i]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	— [h]	17.77	31.97	1,933	1.10	1.04	238

See notes to financial highlights at the end of this section.

82 Prospectus	Prospectus 83

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts:

Percentage of average net assets
August 31, 2017	0.25%
August 31, 2016	0.68
August 31, 2015	0.70
August 31, 2014	0.46
August 31, 2013	0.50

[e]	Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

[f]	The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.
[g]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[h]	Amount represents less than $0.01 per share.
[i]	The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

84          Prospectus

Global Natural Resources Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          85

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
August 31, 2017	$15.48	.09	(.61)	(.52)	—	—	—	—	$14.96	(3.36)	$114,709	1.33 [f,g]	.56 [f]	119
August 31, 2016	16.22	.18	(.92)	(.74)	—	—	—	—	15.48	(4.56)	128,827	1.23 [e]	1.23 [e]	120
August 31, 2015	23.95	.16	(7.88)	(7.72)	(.01)	— [d]	(.01)	—	16.22	(32.24)	145,726	1.18	.82	153
August 31, 2014	20.09	.19	3.67	3.86	—	—	—	—	23.95	19.21	238,703	1.19	.83	101
August 31, 2013	19.18	.17	.91	1.08	(.17)	—	(.17)	— [d]	20.09	5.62	224,519	1.23	.85	104
Class B
August 31, 2017	$13.50	(.03)	(.52)	(.55)	—	—	—	—	$12.95	(4.07)	$5,659	2.08 [f,g]	(.20) [f]	119
August 31, 2016	14.25	.06	(.81)	(.75)	—	—	—	—	13.50	(5.26)	4,493	1.98 [e]	.49 [e]	120
August 31, 2015	21.19	.01	(6.95)	(6.94)	—	—	—	—	14.25	(32.75)	5,578	1.93	.06	153
August 31, 2014	17.91	.02	3.26	3.28	—	—	—	—	21.19	18.31	10,791	1.94	.08	101
August 31, 2013	17.10	.02	.81	.83	(.02)	—	(.02)	— [d]	17.91	4.84	12,561	1.98	.10	104
Class C
August 31, 2017	$13.79	(.03)	(.54)	(.57)	—	—	—	—	$13.22	(4.13)	$9,900	2.08 [f,g]	(.21) [f]	119
August 31, 2016	14.56	.06	(.83)	(.77)	—	—	—	—	13.79	(5.29)	6,143	1.98 [e]	.48 [e]	120
August 31, 2015	21.65	.01	(7.10)	(7.09)	—	—	—	—	14.56	(32.75)	7,030	1.93	.06	153
August 31, 2014	18.30	.02	3.33	3.35	—	—	—	—	21.65	18.31	12,205	1.94	.08	101
August 31, 2013	17.47	.02	.83	.85	(.02)	—	(.02)	— [d]	18.30	4.89	11,890	1.98	.10	104
Class M
August 31, 2017	$14.49	.01	(.57)	(.56)	—	—	—	—	$13.93	(3.86)	$1,945	1.83 [f,g]	.06 [f]	119
August 31, 2016	15.26	.10	(.87)	(.77)	—	—	—	—	14.49	(5.05)	2,271	1.73 [e]	.73 [e]	120
August 31, 2015	22.63	.06	(7.43)	(7.37)	—	—	—	—	15.26	(32.57)	2,703	1.68	.33	153
August 31, 2014	19.08	.07	3.48	3.55	—	—	—	—	22.63	18.61	4,247	1.69	.33	101
August 31, 2013	18.21	.06	.87	.93	(.06)	—	(.06)	— [d]	19.08	5.11	3,873	1.73	.34	104
Class R
August 31, 2017	$15.07	.05	(.59)	(.54)	—	—	—	—	$14.53	(3.58)	$7,980	1.58 [f,g]	.31 [f]	119
August 31, 2016	15.83	.15	(.91)	(.76)	—	—	—	—	15.07	(4.80)	7,497	1.48 [e]	1.02 [e]	120
August 31, 2015	23.43	.11	(7.71)	(7.60)	—	—	—	—	15.83	(32.44)	10,204	1.43	.58	153
August 31, 2014	19.70	.13	3.60	3.73	—	—	—	—	23.43	18.93	14,258	1.44	.57	101
August 31, 2013	18.81	.12	.89	1.01	(.12)	—	(.12)	— [d]	19.70	5.36	13,888	1.48	.60	104
Class Y
August 31, 2017	$15.65	.13	(.62)	(.49)	—	—	—	—	$15.16	(3.13)	$17,344	1.08 fg	.81 [f]	119
August 31, 2016	16.36	.23	(.94)	(.71)	—	—	—	—	15.65	(4.34)	13,175	.98 [e]	1.51 [e]	120
August 31, 2015	24.17	.23	(7.97)	(7.74)	(.06)	(.01)	(.07)	—	16.36	(32.07)	14,466.93		1.17	153
August 31, 2014	20.23	.25	3.69	3.94	—	—	—	—	24.17	19.48	13,948.94		1.13	101
August 31, 2013	19.31	.21	.93	1.14	(.22)	—	(.22)	— [d]	20.23	5.92	46,303.98		1.01	104

See notes to financial highlights at the end of this section.

86 Prospectus	Prospectus 87

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Amount represents less than $0.01 per share.
[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[f]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of average net assets
August 31, 2017	0.07%

[g]	Includes one-time merger related costs of 0.04% as a percentage of average net assets.
88          Prospectus

Global Technology Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          89

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
August 31, 2017	$24.69	(.11)	9.83	9.72	(.16)	(.05)	(.21)	—	$34.20	39.66	$89,449	1.28	(.36)	61
August 31, 2016	21.18	.12 [g]	4.44	4.56	—	(1.05)	(1.05)	—	24.69	21.92	30,322	1.28 [f]	.52 [f,g]	62
August 31, 2015	22.00	(.05)	.34	.29	—	(1.11)	(1.11)	—	21.18	1.21	16,193	1.26	(.22)	111
August 31, 2014	16.67	(.04)	5.37	5.33	—	—	—	—	22.00	31.97	10,313	1.29	(.22)	50
August 31, 2013	16.26	.01	.40	.41	—	—	—	— [e]	16.67	2.52	8,355	1.36	.05	54
Class B
August 31, 2017	$23.20	(.31)	9.25	8.94	(.03)	(.05)	(.08)	—	$32.06	38.63	$6,551	2.03	(1.16)	61
August 31, 2016	20.10	(.04) [g]	4.19	4.15	—	(1.05)	(1.05)	—	23.20	21.04	4,098	2.03 [f]	(.17) [f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,137	2.01	(.98)	111
August 31, 2014	16.10	(.18)	5.17	4.99	—	—	—	—	21.09	30.99	1,781	2.04	(.97)	50
August 31, 2013	15.82	(.11)	.39	.28	—	—	—	— [e]	16.10	1.77	1,105	2.11	(.70)	54
Class C
August 31, 2017	$23.19	(.31)	9.26	8.95	(.04)	(.05)	(.09)	—	$32.05	38.69	$17,490	2.03	(1.11)	61
August 31, 2016	20.10	(.05) [g]	4.19	4.14	—	(1.05)	(1.05)	—	23.19	20.98	5,503	2.03 [f]	(.22) [f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,599	2.01	(.98)	111
August 31, 2014	16.09	(.18)	5.18	5.00	—	—	—	—	21.09	31.08	1,801	2.04	(.98)	50
August 31, 2013	15.82	(.11)	.38	.27	—	—	—	— [e]	16.09	1.71	1,199	2.11	(.70)	54
Class M
August 31, 2017	$23.70	(.23)	9.44	9.21	(.07)	(.05)	(.12)	—	$32.79	39.03	$1,691	1.78	(.81)	61
August 31, 2016	20.47	(.01) [g]	4.29	4.28	—	(1.05)	(1.05)	—	23.70	21.30	323	1.78 [f]	(.03) [f,g]	62
August 31, 2015	21.40	(.16)	.34	.18	—	(1.11)	(1.11)	—	20.47	.72	188	1.76	(.74)	111
August 31, 2014	16.30	(.14)	5.24	5.10	—	—	—	—	21.40	31.29	162	1.79	(.72)	50
August 31, 2013	15.98	(.07)	.39	.32	—	—	—	— [e]	16.30	2.00	92	1.86	(.44)	54
Class R
August 31, 2017	$24.23	(.18)	9.65	9.47	(.13)	(.05)	(.18)	—	$33.52	39.34	$577	1.53	(.62)	61
August 31, 2016	20.85	.05 [g]	4.38	4.43	—	(1.05)	(1.05)	—	24.23	21.64	211	1.53 [f]	.25 [f,g]	62
August 31, 2015	21.73	(.10)	.33	.23	—	(1.11)	(1.11)	—	20.85	.94	165	1.51	(.45)	111
August 31, 2014	16.50	(.09)	5.32	5.23	—	—	—	—	21.73	31.70	50	1.54	(.47)	50
August 31, 2013	16.14	(.03)	.38	.35	—	—	—	.01	16.50	2.23	24	1.61	(.17)	54
Class Y
August 31, 2017	$25.16	(.03)	10.03	10.00	(.21)	(.05)	(.26)	—	$34.90	40.10	$66,220	1.03	(.11)	61
August 31, 2016	21.52	.31 [g,h]	4.38	4.69	—	(1.05)	(1.05)	—	25.16	22.19	18,142	1.03 [f]	1.35 [f,g,h]	62
August 31, 2015	22.29	— [e]	.34	.34	—	(1.11)	(1.11)	—	21.52	1.43	3,231	1.01	.01	111
August 31, 2014	16.84	.01	5.44	5.45	—	—	—	—	22.29	32.36	4,894	1.04	.03	50
August 31, 2013	16.39	.05	.40	.45	—	—	—	— [e]	16.84	2.75	1,794	1.11	.31	54

See notes to financial highlights at the end of this section.

90 Prospectus	Prospectus 91

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
August 31, 2017	0.04%
August 31, 2016	0.26
August 31, 2015	0.48
August 31, 2014	0.74
August 31, 2013	0.49

[e]	Amount represents less than $0.01 per share.
[f]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[g]	Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:
	Per share	Percentage of average net assets
Class A	$0.16	0.70%
Class B	0.15	0.73
Class C	0.15	0.70
Class M	0.14	0.66
Class R	0.16	0.73
Class Y	0.28	1.20

[h]	The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

92          Prospectus

Global Telecommunications Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class A
August 31, 2017	$14.64	.08	1.90	1.98	(.53)	—	(.03)	(.56)	—	$16.06	14.11	$14,617	1.30	.54	55
August 31, 2016	14.89	.44 [h]	(.03)	.41	(.19)	(.47)	—	(.66)	—	14.64	2.89	17,135	1.28 [g]	3.05 [g,h]	49
August 31, 2015	17.87	.15	.74	.89	(2.05)	(1.82)	—	(3.87)	—	14.89	5.79	16,941	1.26	.93	64
August 31, 2014	16.68	1.90 [i]	.52	2.42	(.11)	(1.12)	—	(1.23)	—	17.87	14.43	15,365	1.29	10.46 [i]	75
August 31, 2013	14.46	.32	2.26	2.58	(.26)	(.10)	—	(.36)	— [e]	16.68	18.21	14,179	1.36	2.03	63
Class B
August 31, 2017	$14.19	(.03)	1.85	1.82	(.45)	—	(.03)	(.48)	—	$15.53	13.25	$2,700	2.05	(.21)	55
August 31, 2016	14.49	.40 [h]	(.11)	.29	(.12)	(.47)	—	(.59)	—	14.19	2.11	2,841	2.03 [g]	2.84 [g,h]	49
August 31, 2015	17.44	.04	.71	.75	(1.88)	(1.82)	—	(3.70)	—	14.49	5.03	1,017	2.01	.29	64
August 31, 2014	16.34	1.58 [i]	.65	2.23	(.01)	(1.12)	—	(1.13)	—	17.44	13.56	796	2.04	8.84 [i]	75
August 31, 2013	14.22	.20	2.22	2.42	(.20)	(.10)	—	(.30)	— [e]	16.34	17.29	637	2.11	1.32	63
Class C
August 31, 2017	$14.13	(.03)	1.84	1.81	(.41)	—	(.02)	(.43)	—	$15.51	13.25	$2,990	2.05	(.18)	55
August 31, 2016	14.44	.32 [h]	(.04)	.28	(.12)	(.47)	—	(.59)	—	14.13	2.06	4,481	2.03 [g]	2.28 [g,h]	49
August 31, 2015	17.46	.04	.71	.75	(1.95)	(1.82)	—	(3.77)	—	14.44	5.01	4,338	2.01	.23	64
August 31, 2014	16.34	1.47 [i]	.77	2.24	—	(1.12)	—	(1.12)	—	17.46	13.61	1,754	2.04	8.24 [i]	75
August 31, 2013	14.18	.21	2.21	2.42	(.16)	(.10)	—	(.26)	— [e]	16.34	17.34	1,005	2.11	1.37	63
Class M
August 31, 2017	$14.44	— [e]	1.91	1.91	(.41)	—	(.03)	(.44)	—	$15.91	13.63	$74	1.80	(.03)	55
August 31, 2016	14.72	.33 [h]	(.01)	.32	(.13)	(.47)	—	(.60)	—	14.44	2.30	56	1.78 [g]	2.34 [g,h]	49
August 31, 2015	17.69	.10	.71	.81	(1.96)	(1.82)	—	(3.78)	—	14.72	5.30	143	1.76	.61	64
August 31, 2014	16.53	1.73 [i]	.58	2.31	(.03)	(1.12)	—	(1.15)	—	17.69	13.91	65	1.79	9.56 [i]	75
August 31, 2013	14.35	.23	2.25	2.48	(.20)	(.10)	—	(.30)	— [e]	16.53	17.58	45	1.86	1.50	63
Class R
August 31, 2017	$14.47	.09 [f]	1.89	1.98	(.18)	—	(.01)	(.19)	—	$16.26	13.88	$402	1.55	.58 [f]	55
August 31, 2016	14.77	.42 [h]	(.06)	.36	(.19)	(.47)	—	(.66)	—	14.47	2.60	3,205	1.53 [g]	2.97 [g,h]	49
August 31, 2015	17.73	.12	.72	.84	(1.98)	(1.82)	—	(3.80)	—	14.77	5.52	584	1.51	.74	64
August 31, 2014	16.57	1.76 [i]	.61	2.37	(.09)	(1.12)	—	(1.21)	—	17.73	14.21	536	1.54	9.75 [i]	75
August 31, 2013	14.39	.28	2.24	2.52	(.24)	(.10)	—	(.34)	— [e]	16.57	17.87	308	1.61	1.76	63
Class Y
August 31, 2017	$14.72	.12	1.91	2.03	(.57)	—	(.03)	(.60)	—	$16.15	14.42	$6,849	1.05	.76	55
August 31, 2016	14.97	.46 [h]	(.02)	.44	(.22)	(.47)	—	(.69)	—	14.72	3.12	5,299	1.03 [g]	3.17 [g,h]	49
August 31, 2015	17.96	.19	.74	.93	(2.10)	(1.82)	—	(3.92)	—	14.97	6.07	5,338	1.01	1.23	64
August 31, 2014	16.74	1.94 [i]	.54	2.48	(.14)	(1.12)	—	(1.26)	—	17.96	14.78	3,983	1.04	10.58 [i]	75
August 31, 2013	14.52	.38	2.23	2.61	(.29)	(.10)	—	(.39)	— [e]	16.74	18.40	3,739	1.11	2.44	63

See notes to financial highlights at the end of this section.

94 Prospectus	Prospectus 95

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
August 31, 2017	0.44%
August 31, 2016	0.29
August 31, 2015	0.53
August 31, 2014	0.39
August 31, 2013	0.31

[d]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[e]	Amount represents less than $0.01 per share.
[f]	The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.
[g]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[h]	Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.17	1.20%
Class B	0.25	1.79
Class C	0.16	1.17
Class M	0.11	0.74
Class R	0.19	1.31
Class Y	0.14	0.94

[i]	Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$1.77	9.73%
Class B	1.56	8.74
Class C	1.45	8.12
Class M	1.67	9.23
Class R	1.66	9.17
Class Y	1.75	9.54

96          Prospectus

Global Utilities Fund

The financial highlights tables are intended to help you understand the fund’s recent financial performance. No class T shares were outstanding during these periods. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          97

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
August 31, 2017	$12.07	.25	1.68	1.93	(.22)	(.22)	—	$13.78	16.21	$160,706	1.23	2.07	43
August 31, 2016	11.55	.23	.50	.73	(.21)	(.21)	—	12.07	6.40	162,126	1.22 [d]	1.98 [d]	9
August 31, 2015	12.75	.20	(1.19)	(.99)	(.21)	(.21)	—	11.55	(7.85)	166,801	1.19	1.61	15
August 31, 2014	11.08	.33	1.59	1.92	(.25)	(.25)	—	12.75	17.56	206,305	1.21	2.79	27
August 31, 2013	10.35	.25	.75	1.00	(.27)	(.27)	— [f]	11.08	9.76	188,648	1.25	2.33	36
Class B
August 31, 2017	$12.02	.16	1.67	1.83	(.12)	(.12)	—	$13.73	15.39	$3,966	1.98	1.28	43
August 31, 2016	11.50	.15	.49	.64	(.12)	(.12)	—	12.02	5.61	4,463	1.97 [d]	1.23 [d]	9
August 31, 2015	12.70	.11	(1.19)	(1.08)	(.12)	(.12)	—	11.50	(8.60)	4,657	1.94	.88	15
August 31, 2014	11.04	.24	1.58	1.82	(.16)	(.16)	—	12.70	16.65	5,505	1.96	2.04	27
August 31, 2013	10.31	.17	.75	.92	(.19)	(.19)	— [f]	11.04	8.98	5,291	2.00	1.58	36
Class C
August 31, 2017	$11.97	.14	1.67	1.81	(.12)	(.12)	—	$13.66	15.27	$5,103	1.98	1.20	43
August 31, 2016	11.45	.15	.50	.65	(.13)	(.13)	—	11.97	5.68	6,624	1.97 [d]	1.27 [d]	9
August 31, 2015	12.65	.11	(1.19)	(1.08)	(.12)	(.12)	—	11.45	(8.61)	4,841	1.94	.89	15
August 31, 2014	10.99	.24	1.59	1.83	(.17)	(.17)	—	12.65	16.76	4,851	1.96	2.04	27
August 31, 2013	10.27	.17	.74	.91	(.19)	(.19)	— [f]	10.99	8.93	3,743	2.00	1.59	36
Class M
August 31, 2017	$12.06	.20	1.66	1.86	(.16)	(.16)	—	$13.76	15.58	$1,224	1.73	1.62	43
August 31, 2016	11.54	.18	.49	.67	(.15)	(.15)	—	12.06	5.87	1,047	1.72 [d]	1.48 [d]	9
August 31, 2015	12.74	.14	(1.19)	(1.05)	(.15)	(.15)	—	11.54	(8.34)	1,040	1.69	1.12	15
August 31, 2014	11.07	.27	1.60	1.87	(.20)	(.20)	—	12.74	17.00	1,319	1.71	2.30	27
August 31, 2013	10.34	.20	.74	.94	(.21)	(.21)	— [f]	11.07	9.21	1,259	1.75	1.83	36
Class R
August 31, 2017	$12.07	.22	1.67	1.89	(.19)	(.19)	—	$13.77	15.86	$625	1.48	1.83	43
August 31, 2016	11.51	.18 [e]	.53	.71	(.15)	(.15)	—	12.07	6.15	444	1.47 [d]	1.54 [d,e]	9
August 31, 2015	12.71	.17	(1.19)	(1.02)	(.18)	(.18)	—	11.51	(8.12)	1,099	1.44	1.37	15
August 31, 2014	11.04	.30	1.59	1.89	(.22)	(.22)	—	12.71	17.33	1,430	1.46	2.52	27
August 31, 2013	10.32	.23	.73	.96	(.24)	(.24)	— [f]	11.04	9.43	1,349	1.50	2.09	36
Class Y
August 31, 2017	$12.07	.28	1.68	1.96	(.25)	(.25)	—	$13.78	16.50	$6,524.98		2.32	43
August 31, 2016	11.55	.27	.49	.76	(.24)	(.24)	—	12.07	6.67	5,547	.97 [d]	2.30 [d]	9
August 31, 2015	12.75	.23	(1.19)	(.96)	(.24)	(.24)	—	11.55	(7.62)	3,384.94		1.85	15
August 31, 2014	11.08	.37	1.58	1.95	(.28)	(.28)	—	12.75	17.84	4,564.96		3.10	27
August 31, 2013	10.36	.29	.73	1.02	(.30)	(.30)	— [f]	11.08	9.94	3,520	1.00	2.61	36

See notes to financial highlights at the end of this section.

98 Prospectus	Prospectus 99

Financial highlights (Continued)

[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[b]	Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[e]	The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.
[f]	Amount represents less than $0.01 per share.

100          Prospectus

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

Prospectus          101

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

102          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          103

For more information about Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund and Putnam Global Utilities Fund

The funds’ SAI and each fund’s annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about each fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109

1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File Nos. 811-07513, 811-03386, 811-03061, 811-05989	SP008 309253 12/17

Class T shares of the funds
are not currently available
for purchase.

Statement of Additional Information Supplement	May 18, 2018

Putnam Global Industrials Fund
Putnam Global Technology Fund
Statement of Additional Information dated December 30, 2017

For each fund, Appendix B is revised to include the following financial statements provided in the fund’s semi-annual report dated 2/28/18, which for the semi-annual period have not been audited.

SAI Supplement – 5/18

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (100.1%)*	Shares	Value
Aerospace and defense (31.6%)
Airbus SE (France)	13,351	$1,590,486
Boeing Co. (The)	24,128	8,739,403
Harris Corp.	14,436	2,254,181
L3 Technologies, Inc.	18,558	3,851,713
Northrop Grumman Corp.	22,043	7,715,932
Raytheon Co.	40,218	8,747,817
Textron, Inc.	76,977	4,607,073
		37,506,605
Airlines (1.5%)
Air Canada (Canada)†	87,695	1,849,304
		1,849,304
Building products (0.6%)
Daikin Industries, Ltd. (Japan)	6,100	717,169
		717,169
Commercial services and supplies (3.9%)
Waste Connections, Inc.	65,773	4,655,413
		4,655,413
Electrical equipment (11.6%)
ABB, Ltd. (Switzerland)	118,311	2,865,141
Emerson Electric Co.	99,042	7,037,925
Nidec Corp. (Japan)	5,800	927,837
Rockwell Automation, Inc.	16,138	2,917,750
		13,748,653
Industrial conglomerates (10.4%)
Honeywell International, Inc.	49,673	7,506,087
Roper Technologies, Inc.	17,687	4,865,517
		12,371,604
Machinery (25.2%)
Caterpillar, Inc.	38,402	5,938,101
Dover Corp.	39,542	3,958,154
FANUC Corp. (Japan)	7,000	1,765,060
Fortive Corp.	70,130	5,385,984
Gardner Denver Holdings, Inc.†	72,925	2,334,329
Harsco Corp.†	59,646	1,207,832
Hitachi Construction Machinery Co. , Ltd. (Japan)	86,100	3,662,051
KION Group AG (Germany)	42,757	3,664,016
Titan International, Inc.	159,454	2,050,578
		29,966,105
Oil, gas, and consumable fuels (1.4%)
Cheniere Energy, Inc.†	32,280	1,695,346
		1,695,346
Road and rail (6.5%)
Norfolk Southern Corp.	28,223	3,925,255
Union Pacific Corp.	28,901	3,764,355
		7,689,610
Trading companies and distributors (6.1%)
Applied Industrial Technologies, Inc.	37,690	2,653,376
Mitsubishi Corp. (Japan)	163,800	4,594,900
		7,248,276

16 Global Industrials Fund

COMMON STOCKS (100.1%)* cont.	Shares	Value
Transportation infrastructure (1.3%)
Aena SME SA (Spain)	7,314	$1,487,633
		1,487,633
Total common stocks (cost $102,387,665)		$118,935,718

U. S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.1%)*	amount	Value
U. S. Government Agency Mortgage Obligations (0.1%)
Federal Home Loan Mortgage Corporation, 4.295%, 6/1/21 [i]	$107,277	$112,212
Total U. S. government and agency mortgage obligations (cost $112,212)		$112,212

	Principal
U. S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U. S. Treasury Notes 1.125%, 9/30/21 [i]	$118,000	$112,921
Total U. S. treasury obligations (cost $112,921)		$112,921

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$22.00	$7,905,269	$560,260	$19,599
UBS AG
General Electric Co. (Call)	Jun-18/21.00	9,088,872	644,144	25,760
Total purchased options outstanding (cost $382,054)				$45,359

SHORT-TERM INVESTMENTS (0.4%)*	Shares	Value
State Street Institutional U. S. Government Money Market Fund,
Premier Class 1.30% P	430,000	$430,000
Total short-term investments (cost $430,000)		$430,000

TOTAL INVESTMENTS
Total investments (cost $103,424,852)		$119,636,210

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $118,830,415.

† This security is non-income-producing.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $141,792 to cover certain derivative contracts.

Global Industrials Fund 17

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	80.5%	Canada	1.6%
Japan	9.8	France	1.3
Germany	3.1	Spain	1.3
Switzerland	2.4	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $40,197,021) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/18/18	$583,740	$588,133	$(4,393)
	British Pound	Buy	3/21/18	592,759	548,949	43,810
	Euro	Buy	3/21/18	1,029,437	1,008,453	20,984
	Japanese Yen	Buy	5/16/18	1,789,362	1,745,623	43,739
Barclays Bank PLC
	Australian Dollar	Buy	4/18/18	137,954	139,458	(1,504)
	Hong Kong Dollar	Buy	5/16/18	1,656,051	1,657,796	(1,745)
	Swiss Franc	Sell	3/21/18	77,110	1,470	(75,640)
Citibank, N.A.
	British Pound	Buy	3/21/18	2,809,058	2,763,809	45,249
	Danish Krone	Buy	3/21/18	1,236,835	1,218,931	17,904
	Euro	Buy	3/21/18	4,683,413	4,659,408	24,005
Credit Suisse International
	British Pound	Buy	3/21/18	1,944,033	1,911,734	32,299
	British Pound	Sell	3/21/18	1,944,033	1,912,524	(31,509)
	Euro	Buy	3/21/18	605,127	591,878	13,249
	Swedish Krona	Buy	3/21/18	1,291,085	1,296,541	(5,456)
Goldman Sachs International
	Australian Dollar	Buy	4/18/18	440,038	443,147	(3,109)
	British Pound	Buy	3/21/18	1,600,254	1,599,895	359
	Euro	Buy	3/21/18	631,150	629,367	1,783
	Euro	Sell	3/21/18	631,150	634,983	3,833
HSBC Bank USA, National Association
	Euro	Buy	3/21/18	2,826,125	2,782,302	43,823
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/21/18	867,643	853,464	14,179
	Canadian Dollar	Buy	4/18/18	174,414	176,381	(1,967)
	Euro	Buy	3/21/18	1,981,538	1,949,263	32,275
	Japanese Yen	Buy	5/16/18	3,412,713	3,328,522	84,191
	New Zealand Dollar	Buy	4/18/18	29,703	29,241	462
	Singapore Dollar	Buy	5/16/18	674,341	682,851	(8,510)
	Swedish Krona	Buy	3/21/18	1,459,455	1,453,153	6,302
	Swiss Franc	Sell	3/21/18	519,720	503,116	(16,604)

18 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $40,197,021) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Royal Bank of Scotland PLC (The)
	Swedish Krona	Buy	3/21/18	$267,824	$276,938	$(9,114)
State Street Bank and Trust Co.
	British Pound	Buy	3/21/18	226,935	233,885	(6,950)
	Canadian Dollar	Buy	4/18/18	2,409,196	2,494,475	(85,279)
	Euro	Buy	3/21/18	434,695	423,494	11,201
	Israeli Shekel	Buy	4/18/18	55,705	56,209	(504)
	Japanese Yen	Buy	5/16/18	889,691	868,114	21,577
	Swedish Krona	Buy	3/21/18	562,475	559,911	2,564
UBS AG
	Australian Dollar	Buy	4/18/18	172,364	173,603	(1,239)
Unrealized appreciation						463,788
Unrealized (depreciation)						(253,523)
Total						$210,265

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 2/28/18 (premiums $162,175) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$24.00	$7,905,269	$560,260	$11,201
UBS AG
General Electric Co. (Call)	Jun-18/22.00	9,088,872	644,144	22,534
Total				$33,735

Global Industrials Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Energy	$1,695,346	$—	$—
Industrials	95,966,079	21,274,293	—
Total common stocks	97,661,425	21,274,293	—

Purchased options outstanding	—	45,359	—
U. S. government and agency mortgage obligations	—	112,212	—
U. S. treasury obligations	—	112,921	—
Short-term investments	430,000	—	—
Totals by level	$98,091,425	$21,544,785	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$210,265	$—
Written options outstanding	—	(33,735)	—
Totals by level	$—	$176,530	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

20 Global Industrials Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $103,424,852)	$119,636,210
Foreign currency (cost $41) (Note 1)	40
Dividends, interest and other receivables	227,407
Receivable for shares of the fund sold	994,535
Receivable for investments sold	3,630,983
Unrealized appreciation on forward currency contracts (Note 1)	463,788
Prepaid assets	55,705
Total assets	125,008,668

LIABILITIES
Payable to custodian	610,693
Payable for investments purchased	4,345,387
Payable for shares of the fund repurchased	92,649
Payable for compensation of Manager (Note 2)	55,390
Payable for custodian fees (Note 2)	10,278
Payable for investor servicing fees (Note 2)	30,669
Payable for Trustee compensation and expenses (Note 2)	3,777
Payable for administrative services (Note 2)	287
Payable for distribution fees (Note 2)	32,877
Unrealized depreciation on forward currency contracts (Note 1)	253,523
Written options outstanding, at value (premiums $162,175) (Note 1)	33,735
Collateral on certain derivative contracts, at value (Notes 1 and 8)	655,133
Other accrued expenses	53,855
Total liabilities	6,178,253

Net assets	$118,830,415

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$99,665,861
Undistributed net investment income (Note 1)	2,481
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,615,400
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,546,673
Total — Representing net assets applicable to capital shares outstanding	$118,830,415

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($54,335,883 divided by 2,352,482 shares)	$23.10
Offering price per class A share (100/94.25 of $23.10)*	$24.51
Net asset value and offering price per class B share ($4,609,160 divided by 210,348 shares)**	$21.91
Net asset value and offering price per class C share ($11,401,535 divided by 519,562 shares)**	$21.94
Net asset value and redemption price per class M share ($145,747 divided by 6,435 shares)	$22.65
Offering price per class M share (100/96.50 of $22.65)*	$23.47
Net asset value, offering price and redemption price per class R share
($325,804 divided by 14,221 shares)	$22.91
Net asset value, offering price and redemption price per class Y share
($48,012,286 divided by 2,059,084 shares)	$23.32

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 21

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $10,852)	$658,131
Interest (including interest income of $9,891 from investments in affiliated issuers) (Note 5)	10,154
Securities lending (net of expenses) (Notes 1 and 5)	1,394
Total investment income	669,679

EXPENSES
Compensation of Manager (Note 2)	278,389
Investor servicing fees (Note 2)	83,484
Custodian fees (Note 2)	11,130
Trustee compensation and expenses (Note 2)	1,975
Distribution fees (Note 2)	117,254
Administrative services (Note 2)	1,542
Blue sky expense	44,080
Other	18,783
Total expenses	556,637
Expense reduction (Note 2)	(2,488)
Net expenses	554,149

Net investment income	115,530

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,570,087
Foreign currency transactions (Note 1)	591
Forward currency contracts (Note 1)	180,693
Total net realized gain	5,751,371
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	7,020,308
Assets and liabilities in foreign currencies	(5,057)
Forward currency contracts	57,172
Written options	128,440
Total change in net unrealized appreciation	7,200,863

Net gain on investments	12,952,234

Net increase in net assets resulting from operations	$13,067,764

The accompanying notes are an integral part of these financial statements.

22 Global Industrials Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment income	$115,530	$692,774
Net realized gain on investments
and foreign currency transactions	5,751,371	1,183,913
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	7,200,863	5,408,716
Net increase in net assets resulting from operations	13,067,764	7,285,403
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(204,634)	(498,832)
Class B	—	(59,559)
Class C	—	(89,913)
Class M	—	(2,684)
Class R	(940)	(2,775)
Class Y	(257,749)	(474,093)
Net realized short-term gain on investments
Class A	(944,875)	(63,237)
Class B	(107,272)	(8,672)
Class C	(214,859)	(12,640)
Class M	(3,403)	(412)
Class R	(6,396)	(382)
Class Y	(871,751)	(56,212)
From net realized long-term gain on investments
Class A	(528,490)	(149,145)
Class B	(60,000)	(20,453)
Class C	(120,175)	(29,812)
Class M	(1,904)	(972)
Class R	(3,578)	(901)
Class Y	(487,589)	(132,577)
Increase from capital share transactions (Note 4)	39,184,930	35,635,148
Total increase in net assets	48,439,079	41,317,280

NET ASSETS
Beginning of period	70,391,336	29,074,056
End of period (including undistributed net investment
income of $2,481 and $350,274, respectively)	$118,830,415	$70,391,336

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
February 28, 2018**	$20.50	.03	3.52	3.55	(.12)	(.83)	(.95)	—	$23.10	17.48*	$54,336	.61*	.13*	111*
August 31, 2017	18.46	.27[e]	2.37	2.64	(.42)	(.18)	(.60)	—	20.50	14.67	30,609	1.28[d]	1.40[d,e]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	—	18.46	19.58	12,431	1.28[d,g]	.77[d,g]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27[d]	.29[d]	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32[d]	.48[d]	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	—[h]	17.72	31.68	14,850	1.35[d]	.82[d]	238
Class B
February 28, 2018**	$19.46	(.05)	3.33	3.28	—	(.83)	(.83)	—	$21.91	17.02*	$4,609	.98 *	(.24)*	111*
August 31, 2017	17.63	.10[e]	2.27	2.37	(.36)	(.18)	(.54)	—	19.46	13.81	4,002	2.03[d]	.52[d,e]	275
August 31, 2016	15.46	—[h]	2.82	2.82	(.07)	(.58)	(.65)	—	17.63	18.67	1,442	2.03[d,g]	(.02) [d,g]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02[d]	(.43) [d]	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07[d]	(.26) [d]	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	—[h]	17.36	30.62	524	2.10[d]	.10[d]	238
Class C
February 28, 2018**	$19.49	(.05)	3.33	3.28	—	(.83)	(.83)	—	$21.94	16.99*	$11,402	.98 *	(.24)*	111*
August 31, 2017	17.67	.09[e]	2.29	2.38	(.38)	(.18)	(.56)	—	19.49	13.80	7,218	2.03[d]	.48[d,e]	275
August 31, 2016	15.49	—[h]	2.83	2.83	(.07)	(.58)	(.65)	—	17.67	18.70	1,939	2.03[d,g]	(.01) [d,g]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02[d]	(.43) [d]	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07[d]	(.23) [d]	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	—[h]	17.38	30.68	708	2.10[d]	.08[d]	238
Class M
February 28, 2018**	$20.07	(.03)	3.44	3.41	—	(.83)	(.83)	—	$22.65	17.15*	$146	.86*	(.12)*	111*
August 31, 2017	18.10	.21[e,f]	2.29	2.50	(.35)	(.18)	(.53)	—	20.07	14.11	159	1.78[d]	1.08[d,e,f]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	—	18.10	19.02	104	1.78[d,g]	.24[d,g]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77[d]	(.21) [d]	179
August 31, 2014	17.58	—[h]	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82[d]	.02[d]	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	—[h]	17.58	31.00	64	1.85[d]	.34[d]	238
Class R
February 28, 2018**	$20.34	—[h]	3.48	3.48	(.08)	(.83)	(.91)	—	$22.91	17.28*	$326	.74*	.01*	111*
August 31, 2017	18.33	.25[e,f]	2.33	2.58	(.39)	(.18)	(.57)	—	20.34	14.40	207	1.53[d]	1.30[d,e,f]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	—	18.33	19.28	116	1.53[d,g]	.41[d,g]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52[d]	.05[d]	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57[d]	.29[d]	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	—[h]	17.71	31.34	72	1.60[d]	.30[d]	238

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Industrials Fund	Global Industrials Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class Y
February 28, 2018**	$20.70	.06	3.55	3.61	(.16)	(.83)	(.99)	—	$23.32	17.62*	$48,012	.49*	.26*	111*
August 31, 2017	18.62	.28[e]	2.43	2.71	(.45)	(.18)	(.63)	—	20.70	14.94	28,196	1.03[d]	1.42[d,e]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	—	18.62	19.91	13,042	1.03[d,g]	1.04[d,g]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02[d]	.56[d]	179
August 31, 2014	17.77	.22[i]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07[d]	1.08[d,i]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	—[h]	17.77	31.97	1,933	1.10[d]	1.04[d]	238

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.25%
August 31, 2016	0.68
August 31, 2015	0.70
August 31, 2014	0.46
August 31, 2013	0.50

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

f The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Amount represents less than $0.01 per share.

i The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

26 Global Industrials Fund	Global Industrials Fund 27

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the industrial products, services or equipment industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

28 Global Industrials Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is

Global Industrials Fund 29

generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

30 Global Industrials Fund

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $145,394 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

Global Industrials Fund 31

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $104,087,853, resulting in gross unrealized appreciation and depreciation of $17,166,670 and $1,441,783, respectively, or net unrealized appreciation of $15,724,887.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.309% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

32 Global Industrials Fund

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$37,687	Class R	240
Class B	4,039	Class Y	33,171
Class C	8,210	Total	$83,484
Class M	137

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $172 under the expense offset arrangements and by $2,316 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $72, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Global Industrials Fund 33

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$50,424
Class B	1.00%	1.00%	21,722
Class C	1.00%	1.00%	43,915
Class M	1.00%	0.75%	553
Class R	1.00%	0.50%	640
Total			$117,254

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,650 and $56 from the sale of class A and class M shares, respectively, and received $3,270 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$136,328,437	$99,333,689
U. S. government securities (Long-term)	—	—
Total	$136,328,437	$99,333,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,266,321	$28,570,160	1,804,055	$34,573,402
Shares issued in connection with
reinvestment of distributions	74,214	1,644,571	37,579	687,320
	1,340,535	30,214,731	1,841,634	35,260,722
Shares repurchased	(481,132)	(10,657,742)	(1,021,842)	(19,610,314)
Net increase	859,403	$19,556,989	819,792	$15,650,408

34 Global Industrials Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	10,727	$232,549	145,142	$2,625,301
Shares issued in connection with
reinvestment of distributions	7,785	163,871	4,977	86,845
	18,512	396,420	150,119	2,712,146
Shares repurchased	(13,820)	(292,101)	(26,228)	(486,836)
Net increase	4,692	$104,319	123,891	$2,225,310

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	158,775	$3,466,078	303,809	$5,582,083
Shares issued in connection with
reinvestment of distributions	15,880	334,749	7,535	131,720
	174,655	3,800,827	311,344	5,713,803
Shares repurchased	(25,475)	(548,559)	(50,686)	(951,025)
Net increase	149,180	$3,252,268	260,658	$4,762,778

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	1,794	$40,037	3,948	$73,519
Shares issued in connection with
reinvestment of distributions	244	5,307	227	4,068
	2,038	45,344	4,175	77,587
Shares repurchased	(3,539)	(76,914)	(2,002)	(37,814)
Net increase (decrease)	(1,501)	$(31,570)	2,173	$39,773

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	5,397	$119,468	4,942	$94,308
Shares issued in connection with
reinvestment of distributions	326	7,172	180	3,269
	5,723	126,640	5,122	97,577
Shares repurchased	(1,671)	(37,127)	(1,267)	(23,911)
Net increase	4,052	$89,513	3,855	$73,666

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	875,624	$20,240,364	1,407,920	$27,411,502
Shares issued in connection with
reinvestment of distributions	72,128	1,612,781	35,963	662,790
	947,752	21,853,145	1,443,883	28,074,292
Shares repurchased	(250,879)	(5,639,734)	(782,091)	(15,191,079)
Net increase	696,873	$16,213,411	661,792	$12,883,213

Global Industrials Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$2,517,375	$2,517,375	$1,811	$—
Putnam Short Term
Investment Fund**	1,965,209	49,358,532	51,323,741	9,891	—
Total Short-term
investments	$1,965,209	$51,875,907	$53,841,116	$11,702	$—

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the industrials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$910,000
Written equity option contracts (contract amount)	$760,000
Forward currency contracts (contract amount)	$50,400,000

36 Global Industrials Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$463,788	Payables	$253,523
Equity contracts	Investments	45,359	Payables	33,735
Total		$509,147		$287,258

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$180,693	$180,693
Equity contracts	(78,885)	—	$(78,885)
Total	$(78,885)	$180,693	$101,808

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$57,172	$57,172
Equity contracts	(203,186)	—	$(203,186)
Total	$(203,186)	$57,172	$(146,014)

Global Industrials Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts #	$108,533	$—	$87,158	$45,548	$5,975	$43,823	$137,409	$—	$35,342	$—	$463,788
Purchased options **#	—	—	—	19,599	—	—	—	—	—	25,760	45,359
Total Assets	$108,533	$—	$87,158	$65,147	$5,975	$43,823	$137,409	$—	$35,342	$25,760	$509,147
Liabilities:
Forward currency contracts #	4,393	78,889	—	36,965	3,109	—	27,081	9,114	92,733	1,239	253,523
Written options #	—	—	—	11,201	—	—	—	—	—	22,534	33,735
Total Liabilities	$4,393	$78,889	$—	$48,166	$3,109	$—	$27,081	$9,114	$92,733	$23,773	$287,258
Total Financial and Derivative Net Assets	$104,140	$(78,889)	$87,158	$16,981	$2,866	$43,823	$110,328	$(9,114)	$(57,391)	$1,987	$221,889
Total collateral received (pledged)†##	$104,140	$—	$87,158	$16,981	$—	$43,823	$110,328	$—	$—	$—
Net amount	$—	$(78,889)	$—	$—	$2,866	$—	$—	$(9,114)	$(57,391)	$1,987
Controlled collateral received (including
TBA commitments)**	$112,212	$—	$190,000	$120,000	$—	$112,921	$120,000	$—	$—	$—	$655,133
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Global Industrials Fund	Global Industrials Fund 39

The fund’s portfolio 2/28/18 (Unaudited)

COMMON STOCKS (94.5%)*	Shares	Value
Electronic equipment, instruments, and components (7.2%)
Orbotech, Ltd. (Israel) †	106,186	$5,835,983
Sunny Optical Technology Group Co., Ltd. (China)	258,000	4,283,717
TDK Corp. (Japan)	34,700	3,135,660
Universal Display Corp.	27,856	3,615,709
Walsin Technology Corp. (Taiwan)	1,634,000	4,764,743
		21,635,812
Health-care equipment and supplies (1.5%)
Hoya Corp. (Japan)	83,400	4,394,195
		4,394,195
Industrial conglomerates (2.3%)
Toshiba Corp. (Japan) †	2,375,000	7,013,702
		7,013,702
Internet and direct marketing retail (1.7%)
Amazon.com, Inc. †	3,423	5,177,116
		5,177,116
Internet software and services (32.4%)
Alibaba Group Holding, Ltd. ADR (China) † S	55,097	10,255,756
Alphabet, Inc. Class C †	31,231	34,501,823
Delivery Hero Holding GmbH (Germany) †	165,073	7,248,376
DeNA Co., Ltd. (Japan)	72,000	1,305,286
Facebook, Inc. Class A †	89,584	15,974,619
GoDaddy, Inc. Class A †	90,759	5,428,296
Instructure, Inc. † S	128,406	5,572,820
LogMeIn, Inc.	29,751	3,437,728
MuleSoft, Inc. Class A † S	156,874	4,844,269
Tencent Holdings, Ltd. (China)	138,500	7,595,862
YY, Inc. ADR (China) †	11,590	1,498,935
		97,663,770
IT Services (7.8%)
DXC Technology Co.	81,523	8,359,368
Fidelity National Information Services, Inc.	40,423	3,928,307
Visa, Inc. Class A	92,118	11,324,987
		23,612,662
Media (1.3%)
Charter Communications, Inc. Class A †	2,875	983,049
Live Nation Entertainment, Inc. † S	62,280	2,790,144
		3,773,193
Semiconductors and semiconductor equipment (14.1%)
ams AG (Austria)	36,138	4,265,832
Broadcom, Ltd.	11,074	2,729,298
Ferrotec Holdings Corp. (Japan)	180,000	4,441,223
Globalwafers Co., Ltd. (Taiwan)	93,000	1,315,970
Holtek Semiconductor, Inc. (Taiwan)	872,000	2,356,622
ON Semiconductor Corp. †	190,469	4,556,018
Qorvo, Inc. †	43,020	3,472,144
SCREEN Holdings Co., Ltd. (Japan)	65,000	6,037,377
Sino-American Silicon Products, Inc. (Taiwan)	2,450,000	7,324,252
STMicroelectronics NV (France)	263,061	6,013,332
		42,512,068

16 Global Technology Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value
Software (21.4%)
Activision Blizzard, Inc.	25,014	$1,829,274
Adobe Systems, Inc. †	16,534	3,457,755
Ellie Mae, Inc. † S	28,583	2,534,455
Everbridge, Inc. † S	134,840	4,302,744
Micro Focus International PLC ADR (United Kingdom) S	232,191	6,515,279
Microsoft Corp.	262,752	24,638,255
NCSOFT Corp. (South Korea)	14,907	5,099,496
Oracle Corp.	61,053	3,093,556
RealPage, Inc. †	77,820	4,066,095
salesforce.com, Inc. †	22,613	2,628,761
Talend SA ADR (France) † S	130,709	6,153,780
		64,319,450
Technology hardware, storage, and peripherals (4.8%)
Apple, Inc.	17,259	3,074,173
Casetek Holdings, Ltd. (Taiwan)	1,172,131	3,794,218
Lenovo Group, Ltd. (China)	6,282,000	3,262,658
Samsung Electronics Co., Ltd. (South Korea)	2,032	4,403,994
		14,535,043
Total common stocks (cost $227,922,751)		$284,637,011

	Expiration	Strike
WARRANTS (1.5%)* †	date	price	Warrants	Value
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	$0.00	680,000	$4,571,636
Total warrants (cost $4,463,732)				$4,571,636

CONVERTIBLE PREFERRED STOCKS (0.0%)*	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$152,246) (Private) † ∆∆ F	$4,502	$148,322
Total convertible preferred stocks (cost $152,246)		$148,322

	Principal amount/
SHORT-TERM INVESTMENTS (10.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.65% [d]	Shares	24,580,400	$24,580,400
Putnam Short Term Investment Fund 1.54% L	Shares	7,307,214	7,307,214
U.S. Treasury Bills 1.403%, 4/5/18		$11,000	10,984
U.S. Treasury Bills 1.436%, 5/10/18 ∆		111,000	110,664
U.S. Treasury Bills 1.438%, 4/19/18 ∆		242,000	241,492
U.S. Treasury Bills 1.491%, 6/7/18		132,000	131,422
Total short-term investments (cost $32,382,304)			$32,382,176

TOTAL INVESTMENTS
Total investments (cost $264,921,033)	$321,739,145

Global Technology Fund 17

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2017 through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $301,109,424.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $148,322, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $243,390 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $184,681 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	58.6%	Germany	2.4%
China	10.6	United Kingdom	2.2
Japan	8.9	Israel	2.0
Taiwan	6.6	Austria	1.4
France	4.1	Total	100.0%
South Korea	3.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

18 Global Technology Fund

FORWARD CURRENCY CONTRACTS at 2/28/18 (aggregate face value $31,428,971) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	British Pound	Sell	3/21/18	$5,711,259	$5,681,777	$(29,482)
	Canadian Dollar	Buy	4/18/18	1,104,598	1,133,950	(29,352)
	Euro	Sell	3/21/18	45,693	44,138	(1,555)
	Barclays Bank PLC
	Hong Kong Dollar	Buy	5/16/18	9,104	9,114	(10)
Citibank, N.A.
	Euro	Sell	3/21/18	2,448,486	2,396,958	(51,528)
	Japanese Yen	Buy	5/16/18	49,090	51,021	(1,931)
	Credit Suisse International
	Swedish Krona	Buy	3/21/18	528,796	526,906	1,890
	Goldman Sachs International
	British Pound	Buy	3/21/18	367,063	374,601	(7,538)
	Chinese Yuan (Offshore)	Sell	5/16/18	3,582,447	3,594,913	12,466
	Euro	Sell	3/21/18	690,282	675,169	(15,113)
	HSBC Bank USA, National Association
	Euro	Sell	3/21/18	983,133	1,001,602	18,469
	JPMorgan Chase Bank N.A.
	Euro	Sell	3/21/18	3,749,149	3,868,388	119,239
	Japanese Yen	Sell	5/16/18	577,028	563,195	(13,833)
	Swedish Krona	Buy	3/21/18	875,724	903,936	(28,212)
	State Street Bank and Trust Co.
	Canadian Dollar	Buy	4/18/18	609,670	625,831	(16,161)
	Israeli Shekel	Sell	4/18/18	4,809,377	4,896,184	86,807
	Japanese Yen	Sell	5/16/18	5,207,588	5,081,288	(126,300)
	Unrealized appreciation					238,871
	Unrealized (depreciation)					(321,015)
Total						$(82,144)

* The exchange currency for all contracts listed is the United States Dollar.

Global Technology Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$8,950,309	$—	$—
Health care	—	4,394,195	—
Industrials	—	7,013,702	—
Information technology	187,630,187	76,648,618	—
Total common stocks	196,580,496	88,056,515	—

Convertible preferred stocks	—	—	148,322
Warrants	—	4,571,636	—
Short-term investments	7,307,214	25,074,962	—
Totals by level	$203,887,710	$117,703,113	$148,322

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(82,144)	$—
Totals by level	$—	$(82,144)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 Global Technology Fund

Statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value, including $23,918,320 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $233,033,419)	$289,851,531
Affiliated issuers (identified cost $31,887,614) (Notes 1 and 5)	31,887,614
Cash	2
Foreign currency (cost $20) (Note 1)	20
Dividends, interest and other receivables	227,726
Receivable for shares of the fund sold	4,163,949
Receivable for sales of delayed delivery securities (Note 1)	145,880
Unrealized appreciation on forward currency contracts (Note 1)	238,871
Prepaid assets	69,108
Total assets	326,584,701

LIABILITIES
Payable for shares of the fund repurchased	170,506
Payable for compensation of Manager (Note 2)	137,272
Payable for custodian fees (Note 2)	13,063
Payable for investor servicing fees (Note 2)	82,876
Payable for Trustee compensation and expenses (Note 2)	5,472
Payable for administrative services (Note 2)	788
Payable for distribution fees (Note 2)	88,809
Unrealized depreciation on forward currency contracts (Note 1)	321,015
Collateral on securities loaned, at value (Note 1)	24,580,400
Other accrued expenses	75,076
Total liabilities	25,475,277

Net assets	$301,109,424

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$237,346,185
Distributions in excess of net investment income (Note 1)	(698,020)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	7,725,844
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	56,735,415
Total — Representing net assets applicable to capital shares outstanding	$301,109,424

(Continued on next page)

Global Technology Fund 21

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($161,024,533 divided by 4,381,587 shares)	$36.75
Offering price per class A share (100/94.25 of $36.75)*	$38.99
Net asset value and offering price per class B share ($8,581,041 divided by 251,209 shares)**	$34.16
Net asset value and offering price per class C share ($27,943,690 divided by 818,452 shares)**	$34.14
Net asset value and redemption price per class M share ($2,701,085 divided by 77,097 shares)†	$35.04
Offering price per class M share (100/96.50 of $35.04)*	$36.31
Net asset value, offering price and redemption price per class R share
($1,047,120 divided by 29,148 shares)	$35.92
Net asset value, offering price and redemption price per class Y share
($99,811,955 divided by 2,655,027 shares)	$37.59

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares

The accompanying notes are an integral part of these financial statements.

22 Global Technology Fund

Statement of operations Six months ended 2/28/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $35,257)	$754,726
Interest (including interest income of $55,434 from investments in affiliated issuers) (Note 5)	56,325
Securities lending (net of expenses) (Notes 1 and 5)	36,667
Total investment income	847,718

EXPENSES
Compensation of Manager (Note 2)	749,308
Investor servicing fees (Note 2)	225,775
Custodian fees (Note 2)	17,756
Trustee compensation and expenses (Note 2)	5,455
Distribution fees (Note 2)	314,957
Administrative services (Note 2)	4,252
Other	100,896
Total expenses	1,418,399
Expense reduction (Note 2)	(1,755)
Net expenses	1,416,644

Net investment loss	(568,926)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	13,924,426
Foreign currency transactions (Note 1)	(60,122)
Forward currency contracts (Note (1)	(290,155)
Total net realized gain	13,574,149
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	18,953,993
Assets and liabilities in foreign currencies	(664)
Forward currency contracts	(211,104)
Total change in net unrealized appreciation	18,742,225

Net gain on investments	32,316,374

Net increase in net assets resulting from operations	$31,747,448

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 23

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/18*	Year ended 8/31/17
Operations
Net investment loss	$(568,926)	$(420,094)
Net realized gain on investments
and foreign currency transactions	13,574,149	11,007,323
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	18,742,225	26,873,123
Net increase in net assets resulting from operations	31,747,448	37,460,352
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(228,198)
Class B	—	(6,162)
Class C	—	(11,487)
Class M	—	(1,168)
Class R	—	(1,567)
Class Y	—	(240,322)
Net realized short-term gain on investments
Class A	(6,598,696)	(62,612)
Class B	(423,199)	(8,945)
Class C	(1,226,459)	(13,254)
Class M	(111,241)	(720)
Class R	(37,092)	(526)
Class Y	(4,106,244)	(50,772)
From net realized long-term gain on investments
Class A	(1,893,508)	—
Class B	(121,438)	—
Class C	(351,934)	—
Class M	(31,921)	—
Class R	(10,643)	—
Class Y	(1,178,294)	—
Increase from capital share transactions (Note 4)	103,475,485	86,543,519
Total increase in net assets	119,132,264	123,378,138

NET ASSETS
Beginning of period	181,977,160	58,599,022
End of period (including distributions in excess of net
investment income of $698,020 and $129,094, respectively)	$301,109,424	$181,977,160

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 Global Technology Fund

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Global Technology Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
February 28, 2018**	$34.20	(.08)	5.01	4.93	—	(2.38)	(2.38)	—	$36.75	14.84*	$161,025	.58*	(.23)*	43*
August 31, 2017	24.69	(.11)	9.83	9.72	(.16)	(.05)	(.21)	—	34.20	39.66	89,449	1.28[d]	(.36)[d]	61
August 31, 2016	21.18	.12[g]	4.44	4.56	—	(1.05)	(1.05)	—	24.69	21.92	30,322	1.28[d,f]	.52[d,f,g]	62
August 31, 2015	22.00	(.05)	.34	.29	—	(1.11)	(1.11)	—	21.18	1.21	16,193	1.26[d]	(.22)[d]	111
August 31, 2014	16.67	(.04)	5.37	5.33	—	—	—	—	22.00	31.97	10,313	1.29[d]	(.22)[d]	50
August 31, 2013	16.26	.01	.40	.41	—	—	—	—[e]	16.67	2.52	8,355	1.36[d]	.05[d]	54
Class B
February 28, 2018**	$32.06	(.20)	4.68	4.48	—	(2.38)	(2.38)	—	$34.16	14.41*	$8,581	.95*	(.60)*	43*
August 31, 2017	23.20	(.31)	9.25	8.94	(.03)	(.05)	(.08)	—	32.06	38.63	6,551	2.03[d]	(1.16)[d]	61
August 31, 2016	20.10	(.04)[g]	4.19	4.15	—	(1.05)	(1.05)	—	23.20	21.04	4,098	2.03[d,f]	(.17) [d,f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,137	2.01[d]	(.98)[d]	111
August 31, 2014	16.10	(.18)	5.17	4.99	—	—	—	—	21.09	30.99	1,781	2.04[d]	(.97)[d]	50
August 31, 2013	15.82	(.11)	.39	.28	—	—	—	—[e]	16.10	1.77	1,105	2.11[d]	(.70)[d]	54
Class C
February 28, 2018**	$32.05	(.20)	4.67	4.47	—	(2.38)	(2.38)	—	$34.14	14.39*	$27,944	.95*	(.60)*	43*
August 31, 2017	23.19	(.31)	9.26	8.95	(.04)	(.05)	(.09)	—	32.05	38.69	17,490	2.03[d]	(1.11)[d]	61
August 31, 2016	20.10	(.05)[g]	4.19	4.14	—	(1.05)	(1.05)	—	23.19	20.98	5,503	2.03[d,f]	(.22)[d,f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,599	2.01[d]	(.98)[d]	111
August 31, 2014	16.09	(.18)	5.18	5.00	—	—	—	—	21.09	31.08	1,801	2.04[d]	(.98)[d]	50
August 31, 2013	15.82	(.11)	.38	.27	—	—	—	—[e]	16.09	1.71	1,199	2.11[d]	(.70)[d]	54
Class M
February 28, 2018**	$32.79	(.17)	4.80	4.63	—	(2.38)	(2.38)	—	$35.04	14.55*	$2,701	.83*	(.48)*	43*
August 31, 2017	23.70	(.23)	9.44	9.21	(.07)	(.05)	(.12)	—	32.79	39.03	1,691	1.78[d]	(.81) [d]	61
August 31, 2016	20.47	(.01)[g]	4.29	4.28	—	(1.05)	(1.05)	—	23.70	21.30	323	1.78[d,f]	(.03)[d,f,g]	62
August 31, 2015	21.40	(.16)	.34	.18	—	(1.11)	(1.11)	—	20.47	.72	188	1.76[d]	(.74) [d]	111
August 31, 2014	16.30	(.14)	5.24	5.10	—	—	—	—	21.40	31.29	162	1.79[d]	(.72) [d]	50
August 31, 2013	15.98	(.07)	.39	.32	—	—	—	—[e]	16.30	2.00	92	1.86[d]	(.44) [d]	54
Class R
February 28, 2018**	$33.52	(.12)	4.90	4.78	—	(2.38)	(2.38)	—	$35.92	14.69*	$1,047	.70*	(.35)*	43*
August 31, 2017	24.23	(.18)	9.65	9.47	(.13)	(.05)	(.18)	—	33.52	39.34	577	1.53[d]	(.62)[d]	61
August 31, 2016	20.85	.05[g]	4.38	4.43	—	(1.05)	(1.05)	—	24.23	21.64	211	1.53[d,f]	.25[d,f,g]	62
August 31, 2015	21.73	(.10)	.33	.23	—	(1.11)	(1.11)	—	20.85	.94	165	1.51[d]	(.45)[d]	111
August 31, 2014	16.50	(.09)	5.32	5.23	—	—	—	—	21.73	31.70	50	1.54[d]	(.47)[d]	50
August 31, 2013	16.14	(.03)	.38	.35	—	—	—	.01	16.50	2.23	24	1.61[d]	(.17)[d]	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Global Technology Fund	Global Technology Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
February 28, 2018**	$34.90	(.04)	5.11	5.07	—	(2.38)	(2.38)	—	$37.59	14.94*	$99,812	.45*	(.10)*	43*
August 31, 2017	25.16	(.03)	10.03	10.00	(.21)	(.05)	(.26)	—	34.90	40.10	66,220	1.03[d]	(.11)[d]	61
August 31, 2016	21.52	.31[g,h]	4.38	4.69	—	(1.05)	(1.05)	—	25.16	22.19	18,142	1.03[d,f]	1.35[d,f,g,h]	62
August 31, 2015	22.29	—[e]	.34	.34	—	(1.11)	(1.11)	—	21.52	1.43	3,231	1.01[d]	.01[d]	111
August 31, 2014	16.84	.01	5.44	5.45	—	—	—	—	22.29	32.36	4,894	1.04[d]	.03[d]	50
August 31, 2013	16.39	.05	.40	.45	—	—	—	—[e]	16.84	2.75	1,794	1.11[d]	.31[d]	54

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.04%
August 31, 2016	0.26
August 31, 2015	0.48
August 31, 2014	0.74
August 31, 2013	0.49

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.16	0.70%
Class B	0.15	0.73
Class C	0.15	0.70
Class M	0.14	0.66
Class R	0.16	0.73
Class Y	0.28	1.20

h The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

28 Global Technology Fund	Global Technology Fund 29

Notes to financial statements 2/28/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2017 through February 28, 2018.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the technology industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the technology industries. This policy may be changed after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

30 Global Technology Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Global Technology Fund 31

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

32 Global Technology Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $179,697 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $243,390 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $24,580,400 and the value of securities loaned amounted to $23,918,320.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Global Technology Fund 33

The aggregate identified cost on a tax basis is $265,195,763, resulting in gross unrealized appreciation and depreciation of $61,630,757 and $5,169,519, respectively, or net unrealized appreciation of $56,461,238.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.309% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

34 Global Technology Fund

contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$117,771	Class R	680
Class B	7,084	Class Y	77,466
Class C	20,783	Total	$225,775
Class M	1,991

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,136 under the expense offset arrangements and by $619 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $187, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$156,588
Class B	1.00%	1.00%	37,885
Class C	1.00%	1.00%	110,727
Class M	1.00%	0.75%	7,956
Class R	1.00%	0.50%	1,801
Total			$314,957

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $75,215 and $1,817 from the sale of class A and class M shares, respectively, and received $840 and $267 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Global Technology Fund 35

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$182,294,068	$99,577,865
U.S. government securities (Long-term)	—	—
Total	$182,294,068	$99,577,865

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,369,502	$85,548,611	2,047,807	$60,876,316
Shares issued in connection with
reinvestment of distributions	239,045	8,270,964	11,295	285,524
	2,608,547	93,819,575	2,059,102	61,161,840
Shares repurchased	(842,105)	(30,259,615)	(672,323)	(20,063,631)
Net increase	1,766,442	$63,559,960	1,386,779	$41,098,209

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	44,616	$1,532,057	78,670	$2,005,161
Shares issued in connection with
reinvestment of distributions	16,742	539,255	622	14,813
	61,358	2,071,312	79,292	2,019,974
Shares repurchased	(14,447)	(485,339)	(51,661)	(1,403,397)
Net increase	46,911	$1,585,973	27,631	$616,577

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	278,066	$9,358,607	372,256	$10,266,716
Shares issued in connection with
reinvestment of distributions	48,792	1,570,610	1,036	24,659
	326,858	10,929,217	373,292	10,291,375
Shares repurchased	(54,141)	(1,797,519)	(64,826)	(1,795,527)
Net increase	272,717	$9,131,698	308,466	$8,495,848

36 Global Technology Fund

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	24,291	$833,151	42,523	$1,201,224
Shares issued in connection with
reinvestment of distributions	4,335	143,138	78	1,887
	28,626	976,289	42,601	1,203,111
Shares repurchased	(3,100)	(105,834)	(4,675)	(121,418)
Net increase	25,526	$870,455	37,926	$1,081,693

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	11,648	$415,513	15,020	$407,907
Shares issued in connection with
reinvestment of distributions	1,219	41,265	66	1,646
	12,867	456,778	15,086	409,553
Shares repurchased	(926)	(32,566)	(6,597)	(179,657)
Net increase	11,941	$424,212	8,489	$229,896

	SIX MONTHS ENDED 2/28/18		YEAR ENDED 8/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,146,451	$42,403,793	1,477,902	$43,799,297
Shares issued in connection with
reinvestment of distributions	147,131	5,205,503	11,295	290,852
	1,293,582	47,609,296	1,489,197	44,090,149
Shares repurchased	(536,191)	(19,706,109)	(312,504)	(9,068,853)
Net increase	757,391	$27,903,187	1,176,693	$35,021,296

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/1/17	cost	proceeds	income	of 2/28/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$13,132,370	$94,465,830	$83,017,800	$116,316	$24,580,400
Putnam Short Term
Investment Fund**	10,893,828	90,414,309	94,000,923	55,434	7,307,214
Total Short-term
investments	$24,026,198	$184,880,139	$177,018,723	$171,750	$31,887,614

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Global Technology Fund 37

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the technology sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$38,900,000
Warrants (number of warrants)	290,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$238,871	Payables	$321,015
Equity contracts	Investments	4,571,636	Payables	—
Total		$4,810,507		$321,015

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(290,155)	$(290,155)
Total	$(290,155)	$(290,155)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(211,104)	$(211,104)
Equity contracts	107,904	—	107,904
Total	$107,904	$(211,104)	$(103,200)

38 Global Technology Fund

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Global Technology Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank — London	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$—	$—	$—	$1,890	$12,466	$18,469	$—	$119,239	$86,807	$238,871
Total Assets	$—	$—	$—	$1,890	$12,466	$18,469	$—	$119,239	$86,807	$238,871
Liabilities:
Forward currency contracts#	60,389	10	53,459	—	22,651	—	—	42,045	142,461	321,015
Total Liabilities	$60,389	$10	$53,459	$—	$22,651	$—	$—	$42,045	$142,461	$321,015
Total Financial and Derivative
Net Assets	$(60,389)	$(10)	$(53,459)	$1,890	$(10,185)	$18,469	$—	$77,194	$(55,654)	$(82,144)
Total collateral received (pledged)†##	$(60,389)	$—	$(53,459)	$—	$(10,185)	$—	$—	$—	$—
Net amount	$—	$(10)	$—	$1,890	$—	$18,469	$—	$77,194	$(55,654)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(110,656)	$—	$(120,758)	$—	$(11,976)	$—	$—	$—	$—	$(243,390)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Global Technology Fund	Global Technology Fund 41

Statement of Additional Information Supplement	February 1, 2018

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

Effective immediately, sub-section “Sales Charges and Other Share Class Features—Retail Investors—Purchases of class A and class T1 shares without an initial sales charge” in the section “HOW TO BUY FUND SHARES” is replaced with the following:

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors on or after March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors prior to March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors on or after March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors prior to March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs. Class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor’s class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor’s CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be

1

based on the lower of the shares’ cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Effective April 1, 2018, the following is added as a sub-section under “Sales Charges and Other Share Class Features—Retail Investors” in the section “HOW TO BUY FUND SHARES:”

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares on or around the end of the month ten years after the purchase date, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

Effective March 1, 2018, the sub-section “Exchange Privilege—Same-Fund Exchange Privilege” in the section “INVESTOR SERVICES” is replaced with the following:

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 and class T shares, if applicable, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an

2

agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan.

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

3

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

4

FUND SYMBOLS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
	A	B	C	M	R	T	Y

Putnam Global	PGCOX	PGCKX	PGCNX	PGCMX	PGCIX	Pending	PGCYX
Consumer Fund

Putnam Global	PGFFX	PGFOX	PGFDX	PGFMX	PGFRX	Pending	PGFYX
Financials Fund

Putnam Global Health	PHSTX	PHSBX	PCHSX	PHLMX	PHSRX	Pending	PHSYX
Care Fund

Putnam Global	PGIAX	PGIVX	PGIEX	PGIHX	PGIOX	Pending	PGILX
Industrials Fund

Putnam Global Natural	EBERX	PNRBX	PGLCX	PGLMX	PGNRX	Pending	PGRYX
Resources Fund

Putnam Global	PGTAX	PGTPX	PGTDX	PGTMX	PGTRX	Pending	PGTYX
Technology Fund

Putnam Global
Telecommunications	PGBZX	PGBBX	PGBNX	PGBMX	PGBTX	Pending	PGBYX
Fund

Putnam Global Utilities	PUGIX	PUTBX	PUTCX	PUTMX	PULRX	Pending	PUTYX
Fund

Putnam Global Consumer Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund
Putnam Global Industrials Fund
Putnam Global Natural Resources Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Global Utilities Fund

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FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

December 30, 2017

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of each fund's annual report or a prospectus dated 12/30/17, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

sai_621.pdf - 2017/12 sai_65.pdf - 2017/12
sai_623.pdf - 2017/12 sai_625.pdf - 2017/12
sai_39.pdf - 2017/12 sai_626.pdf - 2017/12
sai_624.pdf - 2017/12 sai_102.pft - 2017/12

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PART I

FUND ORGANIZATION AND CLASSIFICATION	I-4
INVESTMENT RESTRICTIONS	I-6
CHARGES AND EXPENSES	I-9
PORTFOLIO MANAGERS	I-50
SECURITIES LENDING ACTIVITIES	I-55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND	I-58
FINANCIAL STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-11
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES	II-19
AND RISKS
TAXES	II-61
MANAGEMENT	II-76
DETERMINATION OF NET ASSET VALUE	II-99
INVESTOR SERVICES	II-100
SIGNATURE GUARANTEES	II-105
REDEMPTIONS	II-105
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-106
SHAREHOLDER LIABILITY	II-106
DISCLOSURE OF PORTFOLIO INFORMATION	II-106
INFORMATION SECURITY RISKS	II-108
PROXY VOTING GUIDELINES AND PROCEDURES	II-109
SECURITIES RATINGS	II-109
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-115
APPENDIX B - FINANCIAL STATEMENTS	II-142

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SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Technology Fund and Putnam Global Telecommunications Fund are each a non-diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the “Trust”) (although, as indicated below, Putnam Global Financials Fund has adopted non-fundamental investment restrictions requiring the fund to be managed as a “diversified” investment company). Putnam Global Health Care Fund is a Massachusetts business trust organized on January 28, 1982. Putnam Global Natural Resources Fund is a Massachusetts business trust organized on February 1, 1985, as the successor to Eberstadt Energy-Resources Fund, Inc., a Maryland corporation organized in May, 1980. Putnam Global Utilities Fund is a Massachusetts business trust organized on September 20, 1990. Putnam Global Health Care Fund, Putnam Global Natural Resources Fund, and Putnam Global Utilities Fund are referred to herein collectively as the “Non-Series Funds.” A copy of the Trust’s and each Non-Series Fund’s Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

For all funds except the Non-Series Funds:

Each fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. The Trustees may take many actions affecting the funds without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely

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transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

For Putnam Global Health Care Fund, Putnam Global Natural Resources Fund, and Global Utilities Fund only:

Each fund is an open-end non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

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Under the Trust's and each Non-Series Fund's Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6) Purchase or sell commodities, except as permitted by applicable law.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

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(8)(a) Global Consumer Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the consumer staples and consumer discretionary products and services industries.

(8)(b) Global Financials Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the financial services industries.

(8)(c) Global Health Care Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will invest at least 25% of the value of its total assets in common stocks of companies which Putnam Management determines are principally engaged in the health sciences industries, except when investing for defensive purposes.

(8)(d) Global Industrials Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the industrial products, services or equipment industries.

(8)(e) Global Natural Resources Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund may invest more than 25% of its total assets in securities of issuers in any industry in the energy and resources group of industries. (The fund will invest at least 80% of its net assets at all times in the securities of companies principally engaged in the energy, natural resource and related areas, as defined in the prospectus, except when investing for defensive purposes).

(8)(f) Global Technology Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the technology industries.

(8)(g) Global Telecommunications Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry, except that the fund will normally invest at least 25% of its net assets in the telecommunication industries.

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(8)(h) Global Utilities Fund only: Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except for any of the public utilities industries.

(9) All funds except Global Health Care Fund: Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings. The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of each fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund’s investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

(3) Global Health Care Fund only: The fund will not issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

(4) Global Financials Fund onl y. With respect to 75% of its total assets, the fund may not and will not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations

I-8

issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(5) Global Financials Fund only. With respect to 75% of its total assets, the fund may not and will not acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

The Global Financials Fund is currently operating as a diversified fund consistent with non-fundamental restrictions (4) and (5) above. The fund has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the fund to resume operating as non-diversified.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of each fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy(1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Management fees Under each fund’s management contract (“each, a “Management Contract”), each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

I-9

0.780% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.730% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.560% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.545% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable Management Contract, each fund incurred the following fees:

				Amount
				management
				fee would
			Amount of	have been
	Fiscal	Management	management	without
Fund name	year	fee paid	fee waived	waivers
Global Consumer Fund	2017	$212,135	$88,526	$300,661
	2016	$160,181	$92,448	$252,629
	2015	$37,736	$113,468	$151,204
Global Financials Fund	2017	$0	$113,621	$113,621
	2016	$0	$85,837	$85,837
	2015	$0	$77,250	$77,250
Global Health Care Fund	2017	$8,883,342	$0	$8,883,342
	2016	$9,976,600	$19,245	$9,995,845
	2015	$10,714,347	$0	$10,714,347

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Global Industrials Fund	2017	$205,637	$134,164	$339,801
	2016	$0	$113,598	$113,598
	2015	$0	$109,131	$109,131
Global Natural Resources
Fund	2017	$878,208	$109,730	$987,938
	2016	$1,012,240	$3,049	$1,015,289
	2015	$1,434,481	$0	$1,434,481
Global Technology Fund	2017	$623,694	$44,165	$667,859
	2016	$141,298	$99,316	$240,614
	2015	$33,505	$119,433	$152,938
Global
Telecommunications Fund	2017	$51,715	$120,682	$172,397
	2016	$115,403	$100,993	$216,396
	2015	$19,912	$115,910	$135,822
Global Utilities Fund	2017	$1,051,494	$0	$1,051,494
	2016	$1,117,740	$2,495	$1,120,235
	2015	$1,291,525	$0	$1,291,525

For Global Health Care Fund, Global Natural Resources Fund and Global Utilities Fund, the amount of management fee waived for the 2016 fiscal year resulted from a voluntary one-time waiver by Putnam Management.

The following amount of management fee waived for the 2016 fiscal year resulted from a voluntary one-time waiver by Putnam Management: Global Consumer Fund ($300), Global Financials Fund ($164), Global Industrials Fund ($232), Global Technology Fund ($260) and Global Telecommunications Fund ($275). For each such fund, the remaining amount of management fee waived for the 2016 fiscal year for each fund resulted from

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arrangements set forth in “General expense limitation” under “Management – The Management Contract” in Part II of this SAI.

The amount of management fee waived for the most recent fiscal year for each fund resulted from arrangements set forth in “General expense limitation” under “Management – The Management Contract” in Part II of this SAI.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

	Fiscal	Brokerage
Fund name	year	commissions
Global Consumer Fund	2017	$25,993
	2016	$25,006
	2015	$19,334
Global Financials Fund	2017	$14,168
	2016	$9,387
	2015	$7,495
Global Health Care Fund	2017	$813,840
	2016	$466,211
	2015	$518,527
Global Industrials Fund	2017	$176,322
	2016	$96,740
	2015	$54,242

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Global Natural Resources
Fund	2017	$505,290
	2016	$437,013
	2015	$785,442
Global Technology Fund	2017	$175,658
	2016	$49,325
	2015	$27,286
Global
Telecommunications Fund	2017	$32,982
	2016	$31,144
	2015	$21,087
Global Utilities Fund	2017	$111,410
	2016	$45,941
	2015	$87,436

Putnam Global Health Care Fund, Putnam Global Industrials Fund and Putnam Global Utilities Fund

The brokerage commissions for each fund’s 2017 fiscal year were higher than the brokerage commissions for the fund’s 2015 and 2016 fiscal years due in part to increased portfolio turnover in the fund.

The portfolio turnover rate for each fund’s 2017 fiscal year was higher than the portfolio turnover rate for the fund’s 2016 fiscal year due in part to changes in the portfolio management teams.

Putnam Global Financials Fund and Putnam Global Technology Fund

The brokerage commissions for each fund’s 2017 fiscal year were higher than the brokerage commissions for the fund’s 2015 and 2016 fiscal years due in part to increased subscriptions into the fund in 2017.

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The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Global Consumer
Fund	$32,291,957	82.55%	$18,593
	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Global Financials
Fund	$8,276,691	38.44%	$5,628
	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Global Industrials
Fund	$265,546,616	85.63%	$134,546
	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Global Natural
Resources Fund	$295,809,390	77.28%	$393,241

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	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Global Technology
Fund	$179,483,980	87.79%	$145,793
	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Global Utilities
Fund	$133,654,502	91.02%	$98,337

At the end of fiscal 2017, Putnam Global Financials Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Fund Name	Broker-dealer or affiliates	Value of securities held
Global Financials Fund	Bank of America Corp.	$1,101,329
	Goldman Sachs Group, Inc. (The)	$917,334
	JPMorgan Chase & Co.	$1,141,217

Administrative expense reimbursement

The funds reimbursed Putnam Management for administrative services during fiscal 2017, including compensation of certain fund officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

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Fund name	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
Global Consumer Fund	$1,407	$1,011
Global Financials Fund	$532	$382
Global Health Care Fund	$42,048	$30,226
Global Industrials Fund	$1,673	$1,203
Global Natural Resources Fund	$4,775	$3,433
Global Technology Fund	$3,057	$2,198
Global Telecommunications Fund	$798	$574
Global Utilities Fund	$4,969	$3,572

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2016.

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Name of	Dollar range of Putnam	Dollar range of Putnam	Dollar range of Putnam
Trustee	Global Consumer Fund	Global Financials Fund	Global Health Care Fund
	shares owned	shares owned	shares owned

Liaquat
Ahamed	$1-$10,000	$1-$10,000	$1-$10,000

Ravi Akhoury	$1-$10,000	$1-$10,000	over $100,000

Barbara M.
Baumann	$1-$10,000	$1-$10,000	$1-$10,000

Jameson A.
Baxter	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Katinka
Domotorffy	$1-$10,000	$1-$10,000	$50,001-$100,000

*Catharine
Bond Hill	N/A	N/A	N/A

Paul L.
Joskow	$1-$10,000	$1-$10,000	$50,001-$100,000

Kenneth R.
Leibler	$1-$10,000	$1-$10,000	$10,001-$50,000

Robert E.
Patterson	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

George
Putnam, III	$10,001-$50,000	$10,001-$50,000	over $100,000

*Manoj P.
Singh	N/A	N/A	N/A

** Robert L.
Reynolds	$1-$10,000	$1-$10,000	$1-$10,000

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Name of	Dollar range	Dollar range	Dollar range	Dollar range of
Trustee	of Putnam	of Putnam	of Putnam	Putnam Global
	Global	Global	Global	Telecommunications
	Industrials	Natural	Technology	Fund shares owned
	Fund shares	Resources	Fund shares
	owned	Fund shares	owned
owned

Liaquat
Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Barbara M.
Baumann	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Jameson A.	$10,001-	$10,001-	$10,001-
Baxter	$50,000	$50,000	$50,000	$10,001-$50,000

Katinka
Domotorffy	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

*Catharine
Bond Hill	N/A	N/A	N/A	N/A

Paul L. Joskow	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Kenneth R.
Leibler	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Robert E.	$10,001-	$1-$10,000	$10,001-	$10,001-$50,000
Patterson	$50,000		$50,000

George	$10,001-	over $100,000	$10,001-	$10,001-$50,000
Putnam, III	$50,000		$50,000

*Manoj P.
Singh	N/A	N/A	N/A	N/A

** Robert L.
Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

I-18

Aggregate
	Dollar range	dollar range
Name of	of Putnam	of shares held
Trustee	Global	in all of the
	Utilities Fund	Putnam funds
	shares owned	overseen by
Trustee

Liaquat
Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M.
Baumann	$1-$10,000	over $100,000

Jameson A.
Baxter	$1-$10,000	over $100,000

Katinka
Domotorffy	$1-$10,000	over $100,000

*Catharine
Bond Hill	N/A	N/A

$10,001-
Paul L. Joskow	$50,000	over $100,000

Kenneth R.
Leibler	$1-$10,000	over $100,000

Robert E.
Patterson	$1-$10,000	over $100,000

George	$10,001-	over $100,000
Putnam, III	$50,000

*Manoj P.
Singh	N/A	N/A

**Robert L.
Reynolds	$1-$10,000	over $100,000

*Appointed to the Board of Trustees on March 16, 2017.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

I-19

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	13
Board Policy and Nominating Committee	6
Brokerage Committee	5
Contract Committee	10
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2017, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2016:

I-20

	COMPENSATION TABLES

Global Consumer Fund

		Pension or	Estimated	Total
Trustee/Year	Aggregate	retirement	annual	compensation
	compensation	benefits	benefits from	from all
	from the fund	accrued as	all Putnam	Putnam
		part of fund	funds upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$200	N/A	N/A	$315,000

Ravi Akhoury/2009	$196	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$205	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$290	$12	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$174	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$200	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$110	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$155	$19	$161,667	$290,000

Paul L. Joskow/1997(3)	$200	$9	$113,417	$315,000

Kenneth R. Leibler/2006	$219	N/A	N/A	$322,500

Robert E. Patterson/1984	$200	$14	$106,542	$302,500

George Putnam, III/1984	$216	$14	$130,333	$340,000

Manoj P. Singh/2017(6)	$110	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$162	$8	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-21

Global Financials Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$76	N/A	N/A	$315,000

Ravi Akhoury/2009	$75	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$78	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$109	$7	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$64	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$76	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$45	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$57	$11	$161,667	$290,000

Paul L. Joskow/1997(3)	$76	$5	$113,417	$315,000

Kenneth R. Leibler/2006	$83	N/A	N/A	$322,500

Robert E. Patterson/1984	$76	$8	$106,542	$302,500

George Putnam, III/1984	$82	$8	$130,333	$340,000

Manoj P. Singh/2017(6)	$45	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$60	$4	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-22

Global Health Care Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$5,906	N/A	N/A	$315,000

Ravi Akhoury/2009	$5,781	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$6,023	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$8,617	$306	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$5,254	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$5,906	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$3,091	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$4,674	$491	$161,667	$290,000

Paul L. Joskow/1997(3)	$5,906	$232	$113,417	$315,000

Kenneth R. Leibler/2006	$6,470	N/A	N/A	$322,500

Robert E. Patterson/1984	$5,906	$366	$106,542	$302,500

George Putnam, III/1984	$6,376	$382	$130,333	$340,000

Manoj P. Singh/2017(6)	$3,091	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$4,901	$207	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-23

Global Industrials Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$228	N/A	N/A	$315,000

Ravi Akhoury/2009	$225	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$233	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$325	$21	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$193	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$228	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$139	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$173	$35	$161,667	$290,000

Paul L. Joskow/1997(3)	$228	$15	$113,417	$315,000

Kenneth R. Leibler/2006	$249	N/A	N/A	$322,500

Robert E. Patterson/1984	$228	$24	$106,542	$302,500

George Putnam, III/1984	$245	$25	$130,333	$340,000

Manoj P. Singh/2017(6)	$139	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$181	$14	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-24

Global Natural Resources Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$667	N/A	N/A	$315,000

Ravi Akhoury/2009	$654	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$680	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$978	$38	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$597	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$667	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$341	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$529	$61	$161,667	$290,000

Paul L. Joskow/1997(3)	$667	$29	$113,417	$315,000

Kenneth R. Leibler/2006	$731	N/A	N/A	$322,500

Robert E. Patterson/1984	$667	$45	$106,542	$302,500

George Putnam, III/1984	$720	$47	$130,333	$340,000

Manoj P. Singh/2017(6)	$341	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$557	$26	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-25

Global Technology Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$429	N/A	N/A	$315,000

Ravi Akhoury/2009	$423	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$441	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$604	$40	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$344	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$429	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$286	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$310	$66	$161,667	$290,000

Paul L. Joskow/1997(3)	$429	$29	$113,417	$315,000

Kenneth R. Leibler/2006	$468	N/A	N/A	$322,500

Robert E. Patterson/1984	$429	$46	$106,542	$302,500

George Putnam, III/1984	$461	$48	$130,333	$340,000

Manoj P. Singh/2017(6)	$286	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$323	$27	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-26

Global Telecommunications Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$114	N/A	N/A	$315,000

Ravi Akhoury/2009	$112	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$116	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$167	$5	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$104	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$114	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$56	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$92	$7	$161,667	$290,000

Paul L. Joskow/1997(3)	$114	$4	$113,417	$315,000

Kenneth R. Leibler/2006	$125	N/A	N/A	$322,500

Robert E. Patterson/1984	$114	$5	$106,542	$302,500

George Putnam, III/1984	$123	$6	$130,333	$340,000

Manoj P. Singh/2017(6)	$56	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$97	$3	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-27

Global Utilities Fund

		Pension or	Estimated
Trustee/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$697	N/A	N/A	$315,000

Ravi Akhoury/2009	$682	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$710	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$1,015	$36	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$623	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$697	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$359	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$554	$58	$161,667	$290,000

Paul L. Joskow/1997(3)	$697	$27	$113,417	$315,000

Kenneth R. Leibler/2006	$763	N/A	N/A	$322,500

Robert E. Patterson/1984	$697	$43	$106,542	$302,500

George Putnam, III/1984	$752	$45	$130,333	$340,000

Manoj P. Singh/2017(6)	$359	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$581	$24	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2016, there were 114 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.

As of August 31, 2017, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

I-28

	Mr.	Ms.	Ms.	Mr.	Ms.
	Ahamed	Baumann	Baxter	Darretta	Domotorffy	Mr. Hill	Dr. Joskow

Global Consumer Fund	$74	$88	$502	$371	$63	$972	$336
Global Financials Fund	$44	$52	$298	$220	$37	$576	$199
Global Health Care Fund	$11,315	$13,550	$77,137	$57,078	$9,691	$149,408	$51,666
Global Industrials Fund	$61	$73	$418	$309	$52	$809	$280
Global Natural Resources Fund	$1,880	$2,251	$12,813	$9,481	$1,610	$24,818	$8,582
Global Technology Fund	$82	$98	$559	$413	$70	$1,082	$374
Global Telecommunications Fund	$61	$73	$417	$309	$52	$808	$279
Global Utilities Fund	$3,998	$4,788	$27,259	$20,170	$3,425	$52,797	$18,258

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Darretta and Mr. Hill retired from the Board of Trustees on June 30, 2017.

(6) Dr. Hill and Mr. Singh were appointed to the Board of Trustees on March 16, 2017.

(7) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee, which concluded with his retirement on June 30, 2017.

(8) Mr. Reynolds is an "interested person" of the funds and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

I-29

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

Putnam Global Consumer Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	21.55%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
A	1 PERSHING PLZ	17.19%
	JERSEY CITY, NJ 07399-0001

	EDWARD JONES
A	12555 MANCHESTER RD	5.78%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
B	1 PERSHING PLZ	27.68%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	18.32%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

I-30

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	7.90%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	28.07%
	JERSEY CITY, NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C		14.37%
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	10.44%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	6.04%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	5.54%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	JAMES C DRAKE
M	18 TEABERRY PL	26.55%
	BALLSTON SPA, NY 12020-4445

	PERSHING, LLC
M	1 PERSHING PLZ	11.14%
	JERSEY CITY, NJ 07399-0001

	MICHAEL A SIMMONS IRA ROLLOVER PLAN
M	1003 BEECHWOOD DR	9.89%
	MURPHY, TX 75094-4438

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	9.38%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	CETERA INVESTMENT SVCS FBO RENEE E LLOYD IRA
	2MQ-01171-14
M	230 HAMMES DR	7.05%
	MT PLEASANT, WI 53406-3116

	RICHARD L BRADLEY & LISA M BRADLEY JTTEN TOD
M	9221 PAGE RD	5.74%
	STREETSBORO, OH 44241-5527

	MATRIX TRUST COMPANY CUSTOMER FBO
	SOUTHERN HEAT EXCHANGER CORP
R	717 17TH ST. STE 1300	28.91%
	DENVER, CO 80202-3304

I-31

	CAPITAL BANK & TRUST COMPANY TTEE
	GALCO INTERNATIONAL LTD 401K & PSP
R	C/O FASCORE	25.87%
	8515 E ORCHARD RD. #2T2
	GREENWOOD VILLAGE, CO 80111-5002

	PERSHING, LLC
R	1 PERSHING PLZ	23.33%
	JERSEY CITY, NJ 07399-0001

	FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT
	SHARING 401(K) PLAN
R	100 MAGELLAN WAY	14.83%
	COVINGTON, KY 41015-1987

	BEAU BALTZELL & SHERRY GILBERT TTEE GLADWIN A READ
	COMPANY 401(K) C/O FASCORE LLC
R	8515 E ORCHARD RD #2T2	6.67%
	GREENWOOD VILLAGE, CO 80111-5002

Y	PUTNAM GLOBAL SECTOR FUND - CLASS A SHARES	17.26%

	PERSHING, LLC
Y*	1 PERSHING PLZ	11.05%
	JERSEY CITY, NJ 07399-0001

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	7.49%
	GREENWOOD VILLAGE, CO 80111-5002

* The address or the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109

Putnam Global Financials Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 2.08%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	15.07%
	JERSEY CITY, NJ 07399-0001

	STIFEL NICOLAUS & CO INC
A	501 N BROADWAY	10.18%
	SAINT LOUIS, MO 63102-2188

I-32

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
A	ATTN: COURTNEY WALLER	8.61%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	5.58%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	5.32%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
B	1 PERSHING PLZ	39.75%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	7.23%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
C	1 PERSHING PLZ	33.02%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	14.08%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	10.24%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	5.20%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	ALAM M QADRI IRA PLAN
M	1071 CUMBERLAND TRAIL	50.72%
	WATKINSVILLE, GA 30677-6201

	PERSHING, LLC
M	1 PERSHING PLZ	23.30%
	JERSEY CITY, NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	13.09%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

I-33

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	70.77%
	JACKSONVILLE, FL 32246-6484

	PAI TRUST COMPANY INC
	WESETERN WAKE SURGICAL 401(K) P/S/ P
R	1300 ENTERPRISE DR.	12.13%
	DE PERE, WI 54115-4934

Y*	PUTNAM GLOBAL SECTOR FUND - CLASS A SHARES	39.08%

Y*	PUTNAM GLOBAL SECTOR FUND - CLASS Y SHARES	10.47%

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	10.39%
	GREENWOOD VILLAGE, CO 80111-5002

Y*	PUTNAM GLOBAL SECTOR FUND – CLASS C SHARES	8.62%

	PERSHING, LLC
Y	1 PERSHING PLZ	6.28%
	JERSEY CITY, NJ 07399-0001

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109

Putnam Global Health Care Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	7.67%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	7.03%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
A	4800 DEER LAKE DR E FL 3	6.45%
	JACKSONVILLE, FL 32246-6484

I-34

	PERSHING, LLC
A	1 PERSHING PLZ	6.32%
	JERSEY CITY NJ 07399-0001

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
A	12555 MANCHESTER RD	5.75%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
B	1 PERSHING PLZ	20.81%
	JERSEY CITY, NJ 07399-0001

	PERSHING, LLC
C	1 PERSHING PLZ	19.46%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	8.03%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	7.16%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	6.16%
	JERSEY CITY, NJ 07311

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	5.24%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	PERSHING, LLC
M	1 PERSHING PLZ	14.03%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
M	CUSTOMER	8.23%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	6.17%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
M	12555 MANCHESTER RD	5.30%
	SAINT LOUIS, MO 63131-3729

	CARMEN CELLURA
	TEMP-PRESS INC 401K
R	4 WAYSHIRE DR	8.88%
	PENFILED, NY 14526-2914

I-35

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	8.48%
	JACKSONVILLE, FL 32246-6484

	NAPA ELECTRIC SHOP INC TTEE
	NAPA ELECTRIC SHOP INC 401K PSP
R	8515 E ORCHARD RD. #2T2	5.82%
	GREENWOOD VILLAGE, CO 80111-5002

	STATE STREET BANK & TRUST TTEE &/ OR CUSTOMER
	ADP ACCESS PRODUCT
R	1 LINCOLN ST	5.79%
	BOSTON, MA 02111-2901

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	19.86%
	GREENWOOD VILLAGE, CO 80111-5002

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	11.01%
	JACKSONVILLE, FL 32246-6484

	PERSHING, LLC
Y	1 PERSHING PLZ	10.55%
	JERSEY CITY, NJ 07399-0001

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	7.99%
	JERSEY CITY, NJ 07311

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
Y	ATTN: COURTNEY WALLER	7.88%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

Putnam Global Industrials Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-36

Class	Shareholder	Percentage owned

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	22.55%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	9.88%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
A	1 PERSHING PLZ	8.52%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	37.21%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
B	1 PERSHING PLZ	21.68%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	30.63%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	15.30%
	JERSEY CITY, NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	13.70%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	8.18%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	6.42%
	JERSEY CITY, NJ 07311

	JOHN T WARNER IRA ROLLOVER PLAN
M	3233 HOSPERS ST	14.79%
	GRAND BLANC, MI 48439-8137

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	14.00%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

I-37

	TERI M LEPAGE IRA PLAN
M	5 ANDREW LN	12.53%
	BEAR, DE 19701-1542

	MARCUS TELLEVIK IRA PLAN
M	12610 MADISON ST NE	10.17%
	BLAINE, MN 55434-3172

	PRISCILLA POPOV
M	PO BOX 220416	8.12%
	GREAT NECK, NY 11022-0416

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
M	ATTN: COURTNEY WALLER	7.44%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	PATRICK M MCSHANE ROTH IRA PLAN
M	15A JOSHAM LANE	5.96%
	LAKE HIAWATHA, NJ 07034-1821

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
R	PLAZA 2, 3RD FLOOR	38.94%
	JERSEY CITY, NJ 07311

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	32.39%
	JACKSONVILLE, FL 32246-6484

	CBNA CUSTOMER FBO
	STATE MOTORS INC PENSION PLAN 401K PLAN
R	6 RHOADS DRIVE STE 7	15.45%
	UTICA, NY 13502-6317

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
R	ATTN: COURTNEY WALLER	6.96%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	26.69%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	16.23%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
Y	1 PERSHING PLZ	13.81%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	8.98%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

I-38

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	7.41%
	GREENWOOD VILLAGE, CO 80111-5002

Y*	PUTNAM GLOBAL SECTOR FUND – CLASS A SHARES	6.10%

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Putnam Global Natural Resources Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 1.52%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	8.20%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	5.41%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
B	1 PERSHING PLZ	14.43%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	7.62%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
B	ATTN: LINDSAY O'TOOLE	5.68%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
C	1 PERSHING PLZ	20.76%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	8.86%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

I-39

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	7.71%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.95%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	MATRIX TRUST COMPANY CUSTOMER FBO DELTA CONCRETE &
	INDUSTRIAL CONTRACT
M	717TH ST SUITE 1300	6.88%
	DENVER, CO 80202-3304

	ASCENSUS TRUST COMPANY FBO
	MERRIMAC TOOL CO. INC. 401(K) PLAN 196910
M	PO BOX 10758	6.47%
	FARGO, ND 58106-0758

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	6.23%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
M	1 PERSHING PLZ	5.77%
	JERSEY CITY, NJ 07399-0001

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	36.76%
	JACKSONVILLE,, FL 32246-6484

	RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS
	PLL/SMF
R	P.O. BOX 48529	5.00%
	ATLANTA, GA 30362-1529

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	28.41%
	GREENWOOD VILLAGE, CO 80111-5002

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	20.84%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

Y*	PUTNAM GLOBAL SECTOR FUND – CLASS A SHARES	10.42%

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

I-40

Putnam Global Technology Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	25.46%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
A	1 PERSHING PLZ	8.23%
	JERSEY CITY, NJ 07399-0001

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
A	ATTN: LINDSAY O'TOOLE	6.89%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	PERSHING, LLC
B	1 PERSHING PLZ	19.63%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	8.08%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
C	1 PERSHING PLZ	34.64%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	12.73%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	6.36%
	JERSEY CITY, NJ 07311

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	5.35%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

I-41

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	5.27%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	EDWARD D JONES & CO
	FOR THE BENEFIT OF CUSTOMERS
M	12555 MANCHESTER RD	37.63%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
M	1 PERSHING PLZ	6.82%
	JERSEY CITY, NJ 07399-0001

	MID ATLANTIC TRUST COMPANY BRIAN F GRUBER MD LTD 401(K)
	PROFIT SHARING PLAN & TRUST
R	1251 WATERFRONT PL SUITE 525	14.25%
	PITTSBURGH, PA 15222-4228

	AMFO & CO
	ATTN EMPLOYEE BENEFITS
R	PO BOX 419692	13.19%
	KANSAS CITY, MO 64141-6692

	MID ATLANTIC TRUST COMPANY THINQ INC 401(K) PROFIT
	SHARING PLAN & TRUST
R	1251 WATERFRONT PL SUITE 525	12.25%
	PITTSBURGH, PA 15222-4228

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	11.58%
	JACKSONVILLE, FL 32246-6484

	FIIOC FBO-FARMERS FIRE INSURANCE CO 401K PS PLAN
R	100 MAGELLAN WAY	9.32%
	COVINGTON, KY 41015-1987

	MID ATLANTIC TRUST COMPANY AK ASSOCIATES 401(K) PROFIT
	SHARING PLAN & TRUST
R	1251 WATERFRONT PL SUITE 525	7.65%
	PITTSBURGH, PA 15222-4228

	CAPITAL BANK & TRUST COMPANY TTEE FBO
	BANK OF THE PRAIRIE 401K PSP
R	C/O FASCORE LLC	6.82%
	8515 E ORCHARD RD #2T2
	GREENWOOD VILLAGE, CO 80111-5002

	PERSHING, LLC
Y	1 PERSHING PLZ	27.93%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
	499 WASHINGTON BLVD	20.68%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	8.58%
	GREENWOOD VILLAGE, CO 80111-5002

I-42

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	8.06%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
Y	ATTN: LINDSAY O'TOOLE	6.94%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

Putnam Global Telecommunications Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 1.61%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder	Percentage owned

	PERSHING, LLC
A	1 PERSHING PLZ	15.54%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	15.31%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
A	ATTN: COURTNEY WALLER	5.65%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	PERSHING, LLC
B	1 PERSHING PLZ	14.83%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	23.41%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	18.74%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

I-43

	PERSHING, LLC
C	1 PERSHING PLZ	7.51%
	JERSEY CITY, NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	6.79%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	CHARLES SCHWAB & CO INC
	CLEARING ACCOUNT
C	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS	6.66%
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	5.66%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
M	ATTN: LINDSAY O'TOOLE	19.71%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	LINDA K KIRKPATRICK ROTH IRA CONVERSION PLAN
M	PO BOX 40908	18.98%
	TUSCON, AZ 85717-0908

	PAUL W LODGE ROTH IRA PLAN
M	13400 BURGUNDY PL	15.61%
	CALDWELL, ID 83607-9690

	SUSAN M DECALUWE IRA ROLLOVER PLAN
M	66 BEECHWOOD AVE	14.51%
	WATERTOWN, MA 02472-2732

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
M	499 WASHINGTON BLVD	8.62%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
M	ATTN: COURTNEY WALLER	8.50%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	TERI M LEPAGE IRA PLAN
M	5 ANDREW LN	5.66%
	BEAR, DE 19701-1542

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	20.75%
	JACKSONVILLE, FL 32246-6484

	ASCENSUS TRUST COMPANY
	FBO SEFRAS, INC 401(K) PENSION PLAN 222780
R	PO BOX 10758	19.29%
	FARGO, ND 58106-0758

I-44

	VOYA INSTITUTIONAL TRUST COMPANY-VOYA FINANCIAL
R	1 ORANGE WAY	13.58%
	WINDSOR, CT 06095-4773

	FIIOC FBO J & AUDIO VISUAL COMMUNICATIONS
R	100 MAGELLAN WAY	9.94%
	COVINGTON, KY 41015-1987

	NFS LLC FBO-ALERUS FINANCIAL NA
	CITY OF HOOVER DEFERRED COMPENSATION PLAN
R	PO BOX 64535	8.63%
	SAINT PAUL, MN 55164-0535

	AMFO & CO
	ATTN EMPLOYEE BENEFITS
R	PO BOX 419692	6.90%
	KANSAS CITY, MO 64141-6692

	FIIOC FBO FIRST SOUND BANK 401(K) RETIREMENT SAVINGS PLAN
R	100 MAGELLAN WAY	6.50%
	COVINGTON, KY 41015-1987

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	21.26%
	GREENWOOD VILLAGE, CO 80111-5002

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
Y	499 WASHINGTON BLVD	18.40%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

Y*	PUTNAM GLOBAL SECTOR FUND – CLASS A SHARES	8.04%

	PERSHING, LLC
Y	1 PERSHING PLZ	6.76%
	JERSEY CITY, NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
Y	ATTN: COURTNEY WALLER	5.36%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Putnam Global Utilities Fund

At November 30, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y shares of the fund, of which they owned 1.13%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

I-45

Class	Shareholder	Percentage owned

	EDWARD JONES
A	12555 MANCHESTER RD	8.20%
	SAINT LOUIS, MO 63131-3729

	PERSHING, LLC
A	1 PERSHING PLZ	7.54%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
A	CUSTOMER	6.33%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	5.27%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	PERSHING, LLC
B	1 PERSHING PLZ	11.29%
	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
B	499 WASHINGTON BLVD	10.94%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY, NJ 07310-2010

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	8.35%
	JACKSONVILLE, FL 32246-6484

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	5.39%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	15.86%
	JERSEY CITY, NJ 07399-0001

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
C	CUSTOMER	8.24%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	LPL FINANCIAL
	--OMNIBUS CUSTOMER ACCOUNT--
C	ATTN: LINDSAY O'TOOLE	7.10%
	4707 EXECUTIVE DRIVE
	SAN DIEGO, CA 92121-3091

	EDWARD JONES
M	12555 MANCHESTER RD	18.21%
	SAINT LOUIS, MO 63131-3729

	STIFEL NICOLAUS & CO INC
M	501 N BROADWAY	12.27%
	SAINT LOUIS, MO 63102-2188

I-46

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	28.11%
	JACKSONVILLE, FL 32246-6484

	MID ATLANTIC TRUST COMPANY
	TNR TECHNICAL 401(K) PROFIT SHARING PLAN & TRUST
R	1251 WATERFRONT PL SUITE 525	26.00%
	PITTSBURGH, PA 15222-4228

	WERNER REINARTZ TTEE FBO
	REYNOLDS & REYNOLDS ELECTRONICS 401
R	C/O FASCORE LLC	14.30%
	8515 E ORCHARD ROAD #2T2
	GREENWOOD VILLAGE, CO 80111-5002

	WAH SHING TAM FBO YOUNGS TRADING INC 401(K) PROFIT
	SHARING PLAN & TRUST
R	1 WIDETT CIR	13.00%
	BOSTON, MA 02118-2804

	GREAT-WEST TRUST COMPANY, LLC
	THE PUTNAM RETIREMENT PLAN
Y	8515 E ORCHARD RD # 2T2	32.02%
	GREENWOOD VILLAGE, CO 80111-5002

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
Y	ATTN: COURTNEY WALLER	9.96%
	880 CARILLON PKWY
	ST PETERSBURG, FL 33716-1100

	PERSHING, LLC
Y	1 PERSHING PLZ	8.03%
	JERSEY CITY, NJ 07399-0001

Y*	PUTNAM GLOBAL SECTOR FUND – CLASS A SHARES	7.64%

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	6.35%
	JERSEY CITY, NJ 07311

	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
Y	CUSTOMER	5.46%
	2801 MARKET ST
	SAINT LOUIS, MO 63103-2523

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	5.38%
	JACKSONVILLE, FL 32246-6484

* The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

I-47

Distribution fees

During fiscal 2017, each fund paid the following 12b-1 fees to Putnam Retail Management:

	Class A	Class B	Class C	Class M	Class R

Global Consumer
Fund	$61,016	$30,748	$64,284	$1,394	$1,326

Global Financials
Fund	$20,239	$13,448	$24,719	$729	$4,943

Global Health Care
Fund	$3,160,450	$298,381	$526,736	$86,924	$16,904

Global Industrials
Fund	$61,028	$31,954	$50,382	$1,097	$783

Global Natural
Resources Fund	$306,138	$44,677	$68,016	$15,599	$37,342

Global Technology
Fund	$131,642	$54,773	$101,324	$5,902	$1,869

Global
Telecommunications
Fund	$38,385	$26,871	$35,492	$420	$4,934

Global Utilities Fund	$380,567	$39,011	$53,432	$8,118	$2,252

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

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			Sales
			charges
			retained by
			Putnam
		Total	Retail	Contingent
		front-end	Management	deferred
	Fiscal	sales	after dealer	sales
Fund name	year	charges	concessions	charges
Global Consumer Fund	2017	$152,360	$17,490	$0
	2016	$162,097	$28,110	$0
	2015	$69,296	$11,461	$0
Global Financials Fund	2017	$70,717	$11,112	$0
	2016	$60,169	$9,548	$0
	2015	$63,580	$10,069	$0
Global Health Care Fund	2017	$730,296	$70,616	$78
	2016	$856,919	$153,467	$21
	2015	$1,796,343	$307,864	$13
Global Industrials Fund	2017	$109,193	$51,530	$0
	2016	$47,790	$7,729	$0
	2015	$39,843	$6,860	$0
Global Natural Resources Fund	2017	$113,750	$14,226	$171
	2016	$134,891	$24,330	$13
	2015	$150,337	$27,109	$912

I-49

Global Technology Fund	2017	$454,114	$86,171	$0
	2016	$221,936	$40,694	$0
	2015	$123,665	$22,961	$4
Global Telecommunications Fund	2017	$77,237	$6,690	$0
	2016	$95,469	$18,632	$0
	2015	$78,925	$13,719	$1
Global Utilities Fund	2017	$49,695	$8,446	$1
	2016	$101,771	$16,918	$30
	2015	$115,604	$20,580	$9

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges
Global Consumer Fund	2017	$745
	2016	$334
	2015	$53
Global Financials Fund	2017	$52
	2016	$625
	2015	$689

I-50

Global Health Care Fund	2017	$18,552
	2016	$17,642
	2015	$12,695
Global Industrials Fund	2017	$2,272
	2016	$1,013
	2015	$125
Global Natural Resources Fund	2017	$1,909
	2016	$2,798
	2015	$4,780
Global Technology Fund	2017	$3,538
	2016	$2,462
	2015	$350
Global Telecommunications Fund	2017	$2,556
	2016	$499
	2015	$7
Global Utilities Fund	2017	$4,311
	2016	$3,438
	2015	$3,338

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Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges
Global Consumer Fund	2017	$50
	2016	$129
	2015	$0
Global Financials Fund	2017	$98
	2016	$50
	2015	$14
Global Health Care Fund	2017	$1,027
	2016	$1,576
	2015	$1,381
Global Industrials Fund	2017	$276
	2016	$7
	2015	$10
Global Natural Resources Fund	2017	$157
	2016	$324
	2015	$313
Global Technology Fund	2017	$424
	2016	$195
	2015	$10

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Global Telecommunications Fund	2017	$46
	2016	$1,182
	2015	$67
Global Utilities Fund	2017	$33
	2016	$0
	2015	$423

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

			Sales charges
		Total	retained by Putnam
		front-end	Retail Management
	Fiscal	sales	after dealer
Fund name	year	charges	concessions
Global Consumer Fund	2017	$3,337	$1,176
	2016	$1,486	$280
	2015	$151	$50
Global Financials Fund	2017	$109	$3
	2016	$353	$70
	2015	$26	$7

I-53

Global Health Care Fund	2017	$5,072	$782
	2016	$9,808	$1,587
	2015	$17,202	$3,023
Global Industrials Fund	2017	$297	$371
	2016	$187	$49
	2015	$75	$14
Global Natural Resources
Fund	2017	$1,245	$315
	2016	$1,041	$312
	2015	$942	$321
Global Technology Fund	2017	$16,386	$3,863
	2016	$1,149	$232
	2015	$340	$92
Global
Telecommunications Fund	2017	$829	$13
	2016	$814	$121
	2015	$816	$146
Global Utilities Fund	2017	$413	$72
	2016	$387	$77
	2015	$730	$290

During each fund’s last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the funds no longer assess a contingent deferred sales charge with respect to class M shares.

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Investor servicing fees

During the 2017 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Global Consumer Fund	$114,374
Global Financials Fund	$40,256
Global Health Care Fund	$2,391,288
Global Industrials Fund	$110,204
Global Natural Resources Fund	$399,434
Global Technology Fund	$219,236
Global Telecommunications Fund	$62,586
Global Utilities Fund	$341,213

PORTFOLIO MANAGERS
Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Global Consumer

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Walter Scully	6	$14,108,000,000	1	$83,500,00	4	$131,900,000

I-55

Global Financials

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Jacquelyne Cavanaugh	3	$361,100,000	0	0	1	$700,000

Global Health Care

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Michael Maguire	3	$206,800,000	1	$7,600,00	1	$100,000

Isabel Buccellati	1	$151,100,000	0	0	1	$3,800,000

Samuel Cox	7	$875,700,000	0	0	1	$100,000

Global Industrials

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Daniel Schiff	2	$28,800,000	0	0	1	$100,000

I-56

Global Natural Resources

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Christopher Eitzmann	1	$9,700,000	1	$39,400,000	1	$300,000

Ryan Kauppila	1	$15,200,000	0	0	1	$100,000

Global Technology

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Neil Desai	3	$361,100,000	1	$116,000,000	1	$2,200,000

Di Yao	0	0	0	0	1	$100,000

Global Telecommunications

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Vivek Gandhi	0	0	1	$200,000	1	$1,200,000

I-57

Global Utilities

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

William Rives	3	$410,300,000	0	0	1	$100,000

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

I-58

The portfolio managers of Putnam Global Technology Fund also receive a portion of the performance fee payable by a private fund sponsored by Putnam (the “Private Fund”) in connection with their service as members of the Private Fund’s portfolio management team. See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

For these funds, Putnam evaluates performance based on the fund’s pre-tax return relative to the following benchmarks:

Fund	Benchmark

Putnam Global Consumer Fund	MSCI World Consumer Discretionary and
Consumer Staples Index (ND)

Putnam Global Financials Fund	MSCI World Financials and Real Estate Index (ND)

Putnam Global Health Care Fund	MSCI World Health Care Index (ND)

Putnam Global Industrials Fund	MSCI World Industrials Index (ND)

Putnam Global Natural	MSCI World Energy and Materials Index (ND)
Resources Fund

Putnam Global Technology Fund	MSCI World Information Technology Index (ND)

Putnam Global	MSCI World Telecommunication Services Index
Telecommunications Fund	(ND)

Putnam Global Utilities Fund	MSCI World Utilities Index (ND)

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Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Fund	Portfolio managers	Dollar range of shares
owned
Global Consumer Fund	Walter Scully	$100,001-$500,000
Global Financials Fund	Jacquelyne	$100,001-$500,000
Cavanaugh
Global Health Care Fund	Isabel Buccellati	$0
	Samuel Cox	$50,001-$100,000
	Michael Maguire	$50,001-$100,000
Global Industrials Fund	Daniel Schiff	$0
Global Natural Resources Fund	Christopher Eitzmann	$100,001-$500,000
	Ryan Kauppila	$100,001-$500,000
Global Technology Fund	Neil Desai	$50,001-$100,000
	Di Yao	$0
Global Telecommunications	Vivek Gandhi	$0
Fund
Global Utilities Fund	William Rives	$10,001-$50,000

SECURITIES LENDING ACTIVITIES

The following table provides the dollar amounts of income and fees and/or compensation related to the funds’ securities lending activities during the most recent fiscal year:

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					Global
	Global	Global	Global	Global	Natural	Global	Global	Global
	Consumer	Financials	Health	Industrials	Resources	Technology	Telecommunications	Utilities
	Fund	Fund	Care Fund	Fund	Fund	Fund	Fund	Fund

Gross income from
securities lending
activities	$86,227	$1,600	$624,087	$6,386	$84,096	$76,605	$14,327	$14,524

Fees and/or
compensation for
securities lending
activities and related
services:

Fees paid to securities
lending agent from a
revenue split	($6,774)	($114)	($35,096)	($237)	($4,302)	($3,010)	($677)	($257)

Fees paid for any cash
collateral management
service (including fees
deducted from a pooled
cash collateral
reinvestment vehicle)
that are not included in
the revenue split	$0	$0	$0	$0	$0	$0	$0	$0

Administrative fees not
included in revenue split	$0	$0	$0	$0	$0	$0	$0	$0

Indemnification fee not
included in revenue split	$0	$0	$0	$0	$0	$0	$0	$0

Rebate (paid to
borrower)	($18,478)	($462)	($273,033)	($4,012)	($41,061)	($46,478)	($7,548)	($11,955)

Other fees not included
in revenue split (specify)	$0	$0	$0	$0	$0	$0	$0	$0

Aggregate
fees/compensation for
securities lending
activities	($25,252)	($576)	($308,129)	($4,249)	($45,363)	($49,488)	($8,225)	($12,212)

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Net income from
securities lending
activities	$60,975	$1,024	$315,958	$2,137	$38,733	$27,117	$6,102	$2,312

I-62

Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending, or “GSAL”) acts as the lending agent for the Putnam funds. As lending agent, during the last fiscal year, GSAL located borrowers for fund securities, monitored daily the value of the loaned securities and collateral, required additional collateral as necessary, negotiated loan terms, provided certain limited recordkeeping and account servicing, monitored dividend activity and material proxy votes relating to loaned securities, and arranged for return of loaned securities to a fund at loan termination, and, as applicable, in connection with proxy votes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

For Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund and Putnam Global Telecommunications Fund:

For each of the funds listed above, KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund's Annual Report for each fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the report of the Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

For Putnam Global Health Care Fund and Putnam Global Utilities Fund:

For each of the funds listed above, PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Boston, Massachusetts 02210, is the fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund's Annual Report for each fund’s most recent fiscal year are included as Appendix B

I-63

to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-64

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class T shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying

December 30, 2017	II-1

information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and

December 30, 2017	II-2

various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class T shares . The public offering price of class A, class M and class T shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class T shares of the funds by style category. The variations in sales charges may reflect the varying efforts required to sell shares to different categories of purchasers, as well as other relevant factors.

The sales charge for class A shares and class M shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer. For class T shares, the entire sales charge amount will be allocated to the investment dealer, as shown in the table below.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1, Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

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For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

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For Retirement Income Fund Lifestyle 1, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam funds that offer class T shares (except Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund, Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund)*:

December 30, 2017	II-5

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
	percentage of offering	percentage of offering
Amount of transaction at offering price ($)	price	price
Under 249,000	2.50%	2.50%
250,000 but under 499,999	2.00	2.00
500,000 but under 999,999	1.50	1.50
1,000,000 and above	1.00	1.00

For Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund:

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
	percentage of offering	percentage of offering
Amount of transaction at offering price ($)	price	price
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00

*Purchases into Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund will not be subject to any sales charge.

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

December 30, 2017	II-6

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund with the longer conversion schedule will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares.” Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding

December 30, 2017	II-7

companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares , Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A and Class M Shares

December 30, 2017	II-8

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class (excluding class T) of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class (excluding class T) of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

December 30, 2017	II-9

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount

December 30, 2017	II-10

indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management will no longer make such payments.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material

December 30, 2017	II-11

amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

December 30, 2017	II-12

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
Putnam Investors Fund

0.20% for shares purchased on or before 3/31/90;	Putnam U.S. Government Income Trust
0.25% for shares purchased after 3/31/90

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

December 30, 2017	II-13

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam California Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

December 30, 2017	II-14

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding Retirement Income Fund
Lifestyle 1) currently making payments under a class
M distribution plan, and Putnam Absolute Return 500
Fund and Putnam Absolute Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam Short
Duration Income Fund) and Retirement Income Fund
Lifestyle 1.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

December 30, 2017	II-15

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a
class T distribution plan.

Class T1 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T1 shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Government Money Market Fund*
Putnam Money Market Fund*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class T1 shares to 0.00% of the average net asset value of class T1 shares for which such dealers are designated the dealer of record.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are

December 30, 2017	II-16

made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

American Portfolios Financial Services, Inc.	LPL Financial LLC

Ameriprise Financial Services, Inc.	MMC Securities Corp.

AXA Advisors, LLC	Morgan Stanley Smith Barney LLC

BancWest Investment Services, Inc.	National Planning Corporation

Cadaret, Grant & Co. Inc.	M&T Securities, Inc.

Cambridge Investment Research, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cetera Advisors, LLC	MSI Financial Services, Inc.

Cetera Advisor Networks, LLC	Northwestern Mutual Investment Services, LLC

Cetera Financial Specialists, LLC	Oppenheimer & Co. Inc.

Cetera Investment Services, LLC	PNC Investments LLC

Citigroup Global Markets Inc.	Raymond James & Associates, Inc.

Citizens Securities, Inc.	Raymond James Financial Services, Inc.

Commonwealth Equity Services	RBC Capital Markets, LLC

CUNA Brokerage Services, Inc.	Royal Alliance Associates

CUSO Financial Services, L.P.	Sagepoint Financial, Inc.

First Allied Securities, Inc.	Santander Securities LLC

FSC Securities Corporation	Securities America, Inc.

Girard Securities, Inc.	Securian Financial Services, Inc.

HD Vest Investment Securities, Inc.	Securities Service Network, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	Summit Brokerage Services, Inc.

Investment Centers of America, Inc.	SunTrust Bank, Inc.

December 30, 2017	II-17

Investors Capital Corp.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

J.P. Turner & Company, LLC	Triad Advisors, Inc.

Kestra Investment Services, LLC	U.S. Bancorp Investments, Inc.

KMS Financial Services, Inc.	UBS Financial Services Inc.

Legend Equities Corporation	Voya Financial Advisors, Inc.

Lincoln Financial Advisors Corp.	VSR Financial Services, Inc.

Lincoln Financial Securities Corporation	Wells Fargo Clearing Services, LLC

Lincoln Investment Planning, Inc.	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America

Additional or different dealers may also receive program servicing payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment

December 30, 2017	II-18

events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”), The Putnam Advisory Company, LLC (“PAC”) and/or PanAgora Asset Management, Inc. (“PanAgora”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL, PAC and/or PanAgora, as appropriate.

Temporary Defensive Strategies	Master Limited Partnerships (MLPs)

Bank Loans	Money Market Instruments

Borrowing and Other Forms of Leverage	Mortgage-backed and Asset-backed Securities

Commodity-Related Investments	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investments in Wholly-Owned Subsidiaries	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

December 30, 2017	II-19

Market Risk

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also

December 30, 2017	II-20

purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of

December 30, 2017	II-21

such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments , the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e . g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an

December 30, 2017	II-22

uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries. Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Investments in Wholly-Owned Subsidiaries,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a wholly-owned foreign subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s

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intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a wholly-owned foreign subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts

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and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not

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be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it

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has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times

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more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

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For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in

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addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

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Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

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Except in the case of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund, no fund intends to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Each of the funds and subsidiaries set forth below is a commodity pool under the Commodity Exchange Act (the “CEA”), and each of Putnam Management and PanAgora is registered as a “commodity pool operator” under the CEA with respect to each such fund. PanAgora is also registered as a Commodity Trading Advisor under the CEA. Since Putnam Management, PanAgora, and the funds and subsidiaries set forth below are subject to regulation by the CFTC under the CEA, they are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the funds, Putnam Management, and PanAgora by the SEC. In August 2013, the CFTC issued a rule that permits a registered investment company to elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements. The funds listed below have elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements by agreeing to comply with applicable SEC requirements.

Fund	Subsidiary

Putnam PanAgora Managed Futures Strategy	Putnam PanAgora Managed Futures Strategy, Ltd.
Putnam PanAgora Risk Parity Fund	Putnam PanAgora Risk Parity Fund, Ltd.

As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these Funds and their respective subsidiaries, and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. With respect to each other Putnam fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

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For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund

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has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities

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(collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

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Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

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Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investments in Wholly-Owned Subsidiaries

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

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Generally, each Subsidiary will invest primarily in commodity futures, and, in the case of Putnam PanAgora Risk Parity Fund, swaps on commodity futures, but each Subsidiary may also invest in other commodity-related instruments (such as financial futures, option and swap contracts). Each Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike a fund, the Subsidiary may invest without limitation in commodity-linked derivatives. By investing in a Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Except as described below, the Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the fund.

The Chief Compliance Officer of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding each Subsidiary’s compliance with its policies and procedures. Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Risk Parity Fund and each Subsidiary test for compliance with investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary complies with asset segregation requirements to the same extent as the applicable fund.

PanAgora provides investment management and other services to each Subsidiary. PanAgora does not receive increased compensation by virtue of providing each Subsidiary with investment management or administrative services. However, Putnam Management pays PanAgora based on each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s assets, including the assets invested in the applicable Subsidiary. Each Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the applicable fund.

The financial statements of each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will be consolidated with the financial statements of the applicable Subsidiary in the fund’s Annual and Semi-Annual Reports. The fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus.

In order for the fund to qualify as a regulated investment company under Subchapter M of the Code the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Income from certain commodity-linked derivative instruments in which the fund might invest may not be considered qualifying income. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a Subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a Subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Legal and Regulatory Risks Relating to Investment Strategy

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The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

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The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

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To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, the fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the fund. To the extent the fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the fund.

Master Limited Partnerships (MLPs)

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A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

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MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies' facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations ( i.e. , certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

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Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

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Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

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The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

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The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions . The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to

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become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature ( i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is

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dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e. , securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable

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(as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Under normal circumstances, each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference

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between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

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Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty

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purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

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A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs

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by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond

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counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest

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bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may

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also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility

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that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

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The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less

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than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment

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company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these

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purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

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Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in

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the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions,

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and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund intends to gain exposure to commodities and commodity-related investments, in whole or in part, through each fund’s respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the CFC provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States Shareholders.” Because each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a U.S. person that owns all of the stock of its respective Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a “United States Shareholder” and each Subsidiary is a CFC. As a “United States Shareholder,” each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is required to include in gross income for United States federal income tax purposes, as ordinary income, all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the applicable Subsidiary, which may increase the ordinary income recognized by the fund. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. It is

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expected that all of the Subsidiaries’ income will be “subpart F income.” Each fund’s recognition of its Subsidiary’s “subpart F income” will increase such fund’s tax basis in its Subsidiary’s shares. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of such Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in its Subsidiary’s shares. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The rules regarding the extent to which such subpart F inclusions will be treated as "qualifying income" for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will seek to ensure that they satisfy the 90% gross income requirement, including but not limited to by ensuring that each Subsidiary timely distributes to the applicable fund an amount equal to such Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. In order to make such distributions, a Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. If either of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund were to fail to meet the 90% gross income requirement or otherwise were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, such fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to pay substantial taxes, penalties and interest, and to make substantial distributions, in order to re-qualify for such special treatment.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt

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security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity ( i . e ., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in

December 30, 2017	II-73

certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an

December 30, 2017	II-74

additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may

December 30, 2017	II-75

be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund , unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of

December 30, 2017	II-76

such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements . Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

December 30, 2017	II-77

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm) from 1992 to 2007.	focused on private equity advisory services) and a
member of its Compensation Committee. He also
served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

December 30, 2017	II-78

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She is the Chair of the Board
of Trustees of Mount Holyoke College, serves on the
board of The Denver Foundation, is a former Chair of
the Board, and a current Board member, of Girls Inc.
of Metro Denver (a nonprofit organization
benefitting young women), and serves on the Finance
Committee of the Children’s Hospital of Colorado.
Until September 2014, Ms. Baumann was a director
of UNS Energy Corporation (a publicly held electric
and gas utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy Corporation
(a publicly held U.S. exploration and production
company). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held a
variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University of
Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

December 30, 2017	II-79

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Foundation and Margaret	Center, and of College Now Greater Cleveland. Ms.
	A. Cargill Foundation,	Domotorffy holds a BSc in Economics from the
	part of the Margaret A.	University of Pennsylvania and an MSc in
	Cargill Philanthropies.	Accounting and Finance from the London School of
	Prior to 2012, Ms.	Economics.
Domotorffy was Partner,
Chief Investment
Officer, and Global Head
of Quantitative
Investment Strategies at
Goldman Sachs Asset
Management.

Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to the
1954), Trustee since 2017	Ithaka S+R (a	Yale Corporation. Dr. Hill graduated from Williams
	not-for-profit service that	College, earned a bachelor’s degree and a master’s
	helps the academic	degree at Brasenose College, Oxford University, and
	community navigate	completed her doctorate in economics at Yale
	economic and	University.
technological change).
From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.

December 30, 2017	II-80

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers of
	focused primarily on	the Boston Symphony Orchestra. Prior to April 2013,
	research and education	he served as Director of TransCanada Corporation
	on issues related to	and TransCanada Pipelines Ltd. (energy companies
	science, technology and	focused on natural gas transmission, oil pipelines,
	economic performance).	and power services.) Prior to August 2007, he served
	He is the Elizabeth and	as a Director of National Grid (a U.K.-based holding
	James Killian Professor	company with interests in electric and gas
	of Economics, Emeritus	transmission and distribution and
	at the Massachusetts	telecommunications infrastructure). Prior to July,
	Institute of Technology	2006, he served as President of the Yale University
	(“MIT”).	Council. Prior to February 2005, he served on the
	Prior to 2007, he was the	board of the Whitehead Institute for Biomedical
	Director of the Center for	Research (a non-profit research institution). Prior to
	Energy and	February 2002, he was a Director of State Farm
	Environmental Policy	Indemnity Company (an automobile insurance
	Research at MIT.	company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006 and	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair since 2016	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He is currently Vice	for the operation of the electric generation system in
	Chairman Emeritus of	the New England states). Prior to 2000, he was a
	the Board of Trustees of	Director of the Investment Company Institute in
	Beth Israel Deaconess	Washington, D.C. Prior to January 2005, Mr. Leibler
	Hospital in Boston and a	served as Chairman and Chief Executive Officer of
	former Director of Beth	the Boston Stock Exchange. Prior to January 2000,
	Israel Deaconess Care	he served as President and Chief Executive Officer of
	Organization, an	Liberty Financial Companies (a publicly traded
	accountable care group	diversified asset management organization). Prior to
	jointly owned by the	June 1990, he served as President and Chief
	medical center and its	Operating Officer of the American Stock Exchange
	affiliated physicians	(AMEX). Prior to serving as AMEX President, he
	network. He is also	held the position of Chief Financial Officer, and
	Director of Eversource	headed its management and marketing operations.
	Corporation, which	Mr. Leibler graduated with a B.A. in Economics
	operates New England’s	from Syracuse University.
largest energy delivery
system.

December 30, 2017	II-81

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert E. Patterson (Born	Prior to March 15, 2017,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Co-Chairman of Cabot	Trustee of the Joslin Diabetes Center. Prior to
	Properties, Inc. (a private	December 2001, Mr. Patterson served as the
	equity firm investing in	President and as a Trustee of Cabot Industrial Trust
	commercial real estate)	(a publicly-traded real estate investment trust). He
	and Chairman or	has also served as a Trustee of the Sea Education
	Co-Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered investment
	He currently serves as	adviser involved in institutional real estate
	Senior Advisor to these	investments). Prior to 1990, he served as Executive
	entities.	Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international
	at Deloitte Touche	development); Trustee of Carnegie Mellon
	Tohmatsu, Ltd. (a global	University; Trustee of the Rubin Museum; Director
	professional services	of Pratham USA (an organization dedicated to
	organization). He served	children’s education in India); member of the
	on the Deloitte U.S.	advisory board of Altimetrik (a business
	board of directors and the	transformation and technology solutions firm); and
	boards of Deloitte	Director of DXC Technology (a global IT services
	member firms in China,	and consulting company). Mr. Singh holds a
	Mexico and Southeast	bachelor’s degree in electrical engineering from the
	Asia.	Indian Institute of Technology and an MS in
industrial administration from Carnegie Mellon
University.

December 30, 2017	II-82

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the Chief
	2014, President and	Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he served
	company that provides	as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and
Great-West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors. Prior
to joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2016, there were 114 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election

December 30, 2017	II-83

to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

December 30, 2017	II-84

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

December 30, 2017	II-85

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Assistant Treasurer, The Putnam Funds.
Assistant Clerk, and Assistant
Treasurer

Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk and
Assistant Vice President, Assistant		Assistant Treasurer, The Putnam Funds.
Clerk and Assistant Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 11 of the 12 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session ( i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee

December 30, 2017	II-86

are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Mses. Baumann (Chairperson), Baxter and Domotorffy, and Messrs. Akhoury, Patterson and Singh.

Board Policy and Nominating Committee . The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers

December 30, 2017	II-87

this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chairperson), Messrs. Leibler, Patterson and Putnam, and Mses. Baxter and Baumann.

Brokerage Committee . The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chairperson), Leibler and Putnam, and Drs. Hill and Joskow.

Contract Committee . The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed and Leibler, and Drs. Hill and Joskow.

Executive Committee . The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Mses. Baxter (Chairperson) and Baumann, and Messrs. Leibler and Putnam.

Investment Oversight Committees . The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Ahamed, Patterson, Reynolds and Singh, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chairperson), Akhoury and Patterson, and Mses. Baumann, Baxter and Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved

December 30, 2017	II-88

because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

December 30, 2017	II-89

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI .

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Global Sector Fund, Putnam Mortgage Opportunities Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2018 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

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The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-M ana ger

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such

December 30, 2017	II-91

fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

PanAgora

If so disclosed in the fund’s prospectus, PanAgora, an affiliate of Putnam Management, has been retained as the sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management, by Putnam Management pursuant to a sub-advisory agreement between Putnam Management and PanAgora.

PanAgora, a Delaware corporation, is located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora was founded in 1989 and is jointly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC), Nippon Life Insurance (“NLI”) of Japan, and certain key employees.

Under certain terms of the sub-advisory agreement, PanAgora, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PanAgora from time to time by Putnam Management, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of the Board of Trustees and Putnam Management.

PanAgora, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory agreement provides that PanAgora shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PanAgora.

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The sub-advisory agreement may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PanAgora or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “ PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed ( i.e. , no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

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Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

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Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

PanAgora

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “ PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the

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price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services ( i.e. , products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any

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commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC, PanAgora and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”), by PanAgora (the “PanAgora Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics, the PanAgora Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics and, as applicable, the PanAgora Code of Ethics do not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

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Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T (effective March 1, 2017), class T1 and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R, class T and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T, class T1 and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

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For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class M, class R, class T1 and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on

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the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

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Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege . For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the

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shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 will not be eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Class T shares may not be exchanged for any other share class or for class T shares of another Putnam fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Generally, exchanges of class T shares of one Putnam fund for class T shares of another Putnam fund will be subject to the initial sales charge applicable to class T shares. As described in the prospectus, shareholders holding shares through certain financial intermediaries with whom Putnam Retail Management has entered into arrangements may be able to exchange into class T shares without being subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5, class R6 and class T shares, if applicable, the shares are available through the relevant retirement plan.

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Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan .

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

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Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have

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adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

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Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the

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fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the

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funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual

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certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

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Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

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D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►The funds will withhold votes from the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

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►The funds will withhold votes from any nominee for director:

· who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

· who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

· who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee’s outside boards), or

· who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size : The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper

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fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given

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annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e.,“say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category,

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through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

· the amount per employee under the plan is unlimited, or

· the plan’s performance criteria is undisclosed, or

· the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

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►The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

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Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

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II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

· the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

· applicable state law does not otherwise provide shareholders with the right to call special meetings.

►The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

· the company undergoes a change in control, and

· the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

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· the company undergoes a change in control, and

· the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone

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other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met

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or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

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Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►The funds will withhold votes from the entire board of directors if

· fewer than one-third of the directors are independent directors, or

· the board has not established audit, compensation and nominating committees each composed of a majority of independent directors .

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►The funds will withhold votes from the entire board of directors if

· the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

· the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

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Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►The funds will withhold votes from the entire board of directors if

· fewer than one-third of the directors are independent directors, or

· the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

· the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

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Japan

►For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established nominating and compensation committees composed of a majority of outside directors, or

· the board has not established an audit committee composed of a majority of independent directors.

►The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►The funds will withhold votes from the entire board of directors if

· fewer than half of the directors are outside directors,

· the board has not established a nominating committee with at least half of the members being outside directors, or

· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

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►The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►The funds will withhold votes from the entire board of directors if

· in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

· the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

· the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

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In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►The funds will withhold votes from the entire board of directors if

· in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

· the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

· the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►The funds will withhold votes from the entire board of directors if

· fewer than half of the directors are independent non-executive directors,

· the board has not established a nomination committee composed of a majority of independent non-executive directors, or

· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

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►The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence : For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

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Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

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Europe

►The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

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France

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►The funds will vote for proposals

· to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

· to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

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Australia

►The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

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New Zealand

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►The funds will vote for proposals permitting companies to issue regulatory reports in English.

►The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of

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board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

December 30, 2017	II-140

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 27, 2017

December 30, 2017	II-141

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, solicits voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are

December 30, 2017	II-142

responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations ( i.e. , the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proxy questions that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts

December 30, 2017	II-143

Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will not refer proxy questions in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009, January 24, 2014 and June 23, 2017.

December 30, 2017	II-144

Appendix B

December 30, 2017	II-145

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Consumer Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Consumer Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 11, 2017

24 Global Consumer Fund

The fund’s portfolio 8/31/17

COMMON STOCKS (95.2%)*	Shares	Value
Beverages (4.7%)
Anheuser-Busch InBev SA/NV (Belgium)	22,202	$2,630,352
		2,630,352
Chemicals (5.1%)
Sherwin-Williams Co. (The)	8,506	2,885,831
		2,885,831
Equity real estate investment trusts (REITs) (3.2%)
American Tower Corp.	5,525	817,976
Gaming and Leisure Properties, Inc.	25,749	1,009,103
		1,827,079
Food and staples retail (1.9%)
Seven & i Holdings Co., Ltd. (Japan)	27,000	1,073,406
		1,073,406
Food products (5.5%)
Associated British Foods PLC (United Kingdom)	22,737	976,709
Campbell Soup Co.	14,380	664,356
Kraft Heinz Co. (The)	18,215	1,470,861
		3,111,926
Hotels, restaurants, and leisure (16.3%)
Compass Group PLC (United Kingdom)	55,590	1,187,515
Hilton Worldwide Holdings, Inc.	19,150	1,231,920
Lindblad Expeditions Holdings, Inc. †	57,448	638,822
Melco Resorts & Entertainment, Ltd. ADR (Hong Kong)	34,723	762,170
MGM China Holdings, Ltd. (Hong Kong)	256,800	514,740
Penn National Gaming, Inc. † S	52,047	1,154,923
Restaurant Brands International, Inc. (Canada)	25,895	1,580,372
Wynn Macau, Ltd. (China)	386,800	852,444
Wynn Resorts, Ltd.	8,922	1,240,069
		9,162,975
Household durables (1.2%)
Coway Co., Ltd. (South Korea)	7,938	696,237
		696,237
Internet and direct marketing retail (13.1%)
Amazon.com, Inc. †	4,772	4,679,422
MakeMyTrip, Ltd. (India) †	33,609	1,146,067
Priceline Group, Inc. (The) †	818	1,515,001
		7,340,490
Internet software and services (1.6%)
Rightmove PLC (United Kingdom)	16,501	879,530
		879,530
Media (13.7%)
Charter Communications, Inc. Class A †	8,136	3,242,521
Liberty Global PLC Ser. C (United Kingdom) †	29,188	964,080
Liberty Media Corp.-Liberty SiriusXM Class C †	67,033	2,990,342
WPP PLC (United Kingdom)	26,497	486,539
		7,683,482

Global Consumer Fund 25

COMMON STOCKS (95.2%)* cont.	Shares	Value
Personal products (8.9%)
Coty, Inc. Class A	63,890	$1,059,296
Edgewell Personal Care Co. †	18,247	1,385,677
Unilever NV ADR (Netherlands)	42,920	2,555,218
		5,000,191
Real estate management and development (2.0%)
RE/MAX Holdings, Inc. Class A	18,276	1,119,405
		1,119,405
Software (1.6%)
Nintendo Co., Ltd. (Japan)	2,600	873,963
		873,963
Specialty retail (14.2%)
CarMax, Inc. †	31,761	2,132,751
Dick’s Sporting Goods, Inc.	37,413	986,207
Dixons Carphone PLC (United Kingdom)	318,799	714,823
Home Depot, Inc. (The)	9,029	1,353,176
O’Reilly Automotive, Inc. †	14,383	2,820,938
		8,007,895
Textiles, apparel, and luxury goods (2.2%)
Luxottica Group SpA (Italy)	21,429	1,233,417
		1,233,417
Total common stocks (cost $42,605,669)		$53,526,179

SHORT-TERM INVESTMENTS (7.7%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	1,029,600	$1,029,600
Putnam Short Term Investment Fund 1.15% L	3,203,551	3,203,551
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.93% P	110,000	110,000
Total short-term investments (cost $4,343,151)		$4,343,151

TOTAL INVESTMENTS
Total investments (cost $46,948,820)	$57,869,330

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $56,205,851.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

26 Global Consumer Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $16,318 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	66.3%	Hong Kong	2.3%
United Kingdom	9.2	Italy	2.2
Belgium	4.6	India	2.0
Netherlands	4.5	China	1.5
Japan	3.4	South Korea	1.2
Canada	2.8	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $15,337,462)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	9/20/17	$597,200	$616,366	$19,166
	Canadian Dollar	Buy	10/18/17	146,057	145,928	129
	Euro	Buy	9/20/17	173,228	173,423	(195)
	Euro	Sell	9/20/17	173,228	169,769	(3,459)
	Hong Kong Dollar	Sell	11/15/17	829,474	831,510	2,036
Barclays Bank PLC
	British Pound	Sell	9/20/17	602,763	604,223	1,460
	Canadian Dollar	Sell	10/18/17	290,432	279,871	(10,561)
	Norwegian Krone	Buy	9/20/17	135,404	123,583	11,821
	Swiss Franc	Buy	9/20/17	864,189	857,887	6,302
Citibank, N.A.
	British Pound	Buy	9/20/17	52,527	52,494	33
	British Pound	Sell	9/20/17	52,527	52,365	(162)
	Danish Krone	Buy	9/20/17	125,950	119,269	6,681
	Euro	Buy	9/20/17	1,657,346	1,568,756	88,590
	Japanese Yen	Buy	11/15/17	1,255,943	1,252,316	3,627
Credit Suisse International
	Australian Dollar	Buy	10/18/17	206,657	198,902	7,755
	Canadian Dollar	Sell	10/18/17	3,045	2,934	(111)
	Euro	Sell	9/20/17	797,041	770,145	(26,896)
	Swedish Krona	Buy	9/20/17	73,409	67,318	6,091
	Swiss Franc	Buy	9/20/17	649,368	645,262	4,106
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	163,753	157,662	6,091
	Japanese Yen	Buy	11/15/17	390,617	389,388	1,229

Global Consumer Fund 27

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $15,337,462) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	HSBC Bank USA, National Association
	British Pound	Buy	9/20/17	$293,424	$288,126	$5,298
	Euro	Buy	9/20/17	185,024	166,544	18,480
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	196,964	192,081	4,883
	British Pound	Buy	9/20/17	623,204	629,488	(6,284)
	Euro	Buy	9/20/17	195,507	192,676	2,831
	Japanese Yen	Buy	11/15/17	1,886,580	1,880,622	5,958
	Singapore Dollar	Buy	11/15/17	76,531	76,478	53
	Swedish Krona	Buy	9/20/17	106,171	97,358	8,813
	Swiss Franc	Buy	9/20/17	317,429	315,440	1,989
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	150,563	144,911	5,652
	Canadian Dollar	Sell	10/18/17	360,296	347,183	(13,113)
	Japanese Yen	Buy	11/15/17	838,391	835,752	2,639
	Swedish Krona	Buy	9/20/17	366,856	336,409	30,447
	Swiss Franc	Buy	9/20/17	370,039	367,735	2,304
UBS AG
	Swiss Franc	Buy	9/20/17	198,954	197,734	1,220
	WestPac Banking Corp.
	Canadian Dollar	Sell	10/18/17	196,692	189,554	(7,138)
	Unrealized appreciation					255,684
	Unrealized depreciation					(67,919)
Total						$187,765

* The exchange currency for all contracts listed is the United States Dollar.

28 Global Consumer Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$32,061,075	$2,063,421	$—
Consumer staples	10,742,469	1,073,406	—
Information technology	879,530	873,963	—
Materials	2,885,831	—	—
Real estate	2,946,484	—	—
Total common stocks	49,515,389	4,010,790	—

Short-term investments	3,313,551	1,029,600	—
Totals by level	$52,828,940	$5,040,390	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$187,765	$—
Totals by level	$—	$187,765	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 29

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $1,038,492 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $42,715,669)	$53,636,179
Affiliated issuers (identified cost $4,233,151) (Notes 1 and 5)	4,233,151
Foreign currency (cost $523) (Note 1)	547
Dividends, interest and other receivables	113,384
Receivable for shares of the fund sold	213,561
Unrealized appreciation on forward currency contracts (Note 1)	255,684
Prepaid assets	27,401
Total assets	58,479,907

LIABILITIES
Payable for investments purchased	889,512
Payable for shares of the fund repurchased	40,797
Payable for compensation of Manager (Note 2)	17,377
Payable for custodian fees (Note 2)	5,725
Payable for investor servicing fees (Note 2)	20,996
Payable for Trustee compensation and expenses (Note 2)	4,552
Payable for administrative services (Note 2)	208
Payable for distribution fees (Note 2)	19,878
Unrealized depreciation on forward currency contracts (Note 1)	67,919
Collateral on securities loaned, at value (Note 1)	1,029,600
Collateral on certain derivative contracts, at value (Notes 1 and 8)	110,000
Other accrued expenses	67,492
Total liabilities	2,274,056

Net assets	$56,205,851

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$44,520,500
Undistributed net investment income (Note 1)	173,971
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	402,788
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,108,592
Total — Representing net assets applicable to capital shares outstanding	$56,205,851

(Continued on next page)

30 Global Consumer Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($25,224,527 divided by 1,186,894 shares)	$21.25
Offering price per class A share (100/94.25 of $21.25)*	$22.55
Net asset value and offering price per class B share ($3,380,908 divided by 165,782 shares)**	$20.39
Net asset value and offering price per class C share ($6,811,213 divided by 335,356 shares)**	$20.31
Net asset value and redemption price per class M share ($286,137 divided by 13,705 shares)	$20.88
Offering price per class M share (100/96.50 of $20.88)*	$21.64
Net asset value, offering price and redemption price per class R share
($493,663 divided by 23,371 shares)	$21.12
Net asset value, offering price and redemption price per class Y share
($20,009,403 divided by 936,026 shares)	$21.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 31

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $33,605)	$810,854
Interest (including interest income of $15,671 from investments in affiliated issuers) (Note 5)	15,753
Securities lending (net of expenses) (Notes 1 and 5)	60,975
Total investment income	887,582

EXPENSES
Compensation of Manager (Note 2)	300,661
Investor servicing fees (Note 2)	114,374
Custodian fees (Note 2)	11,007
Trustee compensation and expenses (Note 2)	2,869
Distribution fees (Note 2)	158,768
Administrative services (Note 2)	1,407
Auditing and tax fees	54,225
Blue sky expense	81,498
Other	34,402
Fees waived and reimbursed by Manager (Note 2)	(88,526)
Total expenses	670,685
Expense reduction (Note 2)	(976)
Net expenses	669,709

Net investment income	217,873

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	1,250,875
Net realized loss on forward currency contracts (Note 1)	(43,358)
Net realized loss on foreign currency transactions (Note 1)	(693)
Net unrealized appreciation of securities in unaffiliated issuers during the year	5,628,561
Net unrealized appreciation of forward currency contracts during the year	200,499
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	794
Net gain on investments	7,036,678

Net increase in net assets resulting from operations	$7,254,551

The accompanying notes are an integral part of these financial statements.

32 Global Consumer Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$217,873	$36,453
Net realized gain on investments
and foreign currency transactions	1,206,824	695,225
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,829,854	2,477,566
Net increase in net assets resulting from operations	7,254,551	3,209,244
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(240,654)	(8,218)
Class B	(11,635)	(760)
Class C	(19,426)	(2,028)
Class M	(919)	(63)
Class R	—	(478)
Class Y	(133,228)	(2,391)
Net realized short-term gain on investments
Class A	—	(247,853)
Class B	—	(22,915)
Class C	—	(61,163)
Class M	—	(1,888)
Class R	—	(14,417)
Class Y	—	(72,106)
From net realized long-term gain on investments
Class A	(511,387)	(535,188)
Class B	(66,905)	(49,481)
Class C	(135,638)	(132,068)
Class M	(3,521)	(4,076)
Class R	(2,844)	(31,130)
Class Y	(226,486)	(155,700)
Increase from capital share transactions (Note 4)	3,762,955	14,064,836
Total increase in net assets	9,664,863	15,932,157

NET ASSETS
Beginning of year	46,540,988	30,608,831
End of year (including undistributed net investment
income of $173,971 and $409,492, respectively)	$56,205,851	$46,540,988

The accompanying notes are an integral part of these financial statements.

Global Consumer Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
August 31, 2017	$18.76	.11	2.95	3.06	(.18)	(.39)	(.57)	—	$21.25	16.93	$25,225	1.31	.54	41
August 31, 2016	18.00	.03	1.35	1.38	(.01)	(.61)	(.62)	—	18.76	7.89	25,566	1.28[e]	.19[e]	40
August 31, 2015	19.51	.04	.86	.90	(.07)	(2.34)	(2.41)	—	18.00	5.10	18,453	1.26	.21	70
August 31, 2014	18.07	.15	2.69	2.84	(.06)	(1.34)	(1.40)	—	19.51	15.96	13,857	1.29	.76	102
August 31, 2013	15.14	.11	3.18	3.29	(.13)	(.23)	(.36)	—[f]	18.07	22.15	12,077	1.35	.66	59
Class B
August 31, 2017	$18.04	(.04)	2.85	2.81	(.07)	(.39)	(.46)	—	$20.39	16.04	$3,381	2.06	(.21)	41
August 31, 2016	17.45	(.09)	1.30	1.21	(.01)	(.61)	(.62)	—	18.04	7.15	3,042	2.03[e]	(.55)[e]	40
August 31, 2015	19.06	(.09)	.82	.73	—	(2.34)	(2.34)	—	17.45	4.25	1,624	2.01	(.52)	70
August 31, 2014	17.75	—[f]	2.65	2.65	—	(1.34)	(1.34)	—	19.06	15.13	1,296	2.04	.03	102
August 31, 2013	14.91	(.01)	3.12	3.11	(.04)	(.23)	(.27)	—[f]	17.75	21.16	1,070	2.10	(.08)	59
Class C
August 31, 2017	$17.95	(.04)	2.85	2.81	(.06)	(.39)	(.45)	—	$20.31	16.10	$6,811	2.06	(.22)	41
August 31, 2016	17.38	(.09)	1.28	1.19	(.01)	(.61)	(.62)	—	17.95	7.06	6,302	2.03[e]	(.55)[e]	40
August 31, 2015	18.98	(.09)	.83	.74	—	(2.34)	(2.34)	—	17.38	4.33	4,601	2.01	(.51)	70
August 31, 2014	17.68	—[f]	2.64	2.64	—	(1.34)	(1.34)	—	18.98	15.13	3,808	2.04	.01	102
August 31, 2013	14.86	(.02)	3.12	3.10	(.05)	(.23)	(.28)	—[f]	17.68	21.21	2,253	2.10	(.11)	59
Class M
August 31, 2017	$18.44	.01	2.92	2.93	(.10)	(.39)	(.49)	—	$20.88	16.41	$286	1.81	.05	41
August 31, 2016	17.79	(.05)	1.32	1.27	(.01)	(.61)	(.62)	—	18.44	7.35	155	1.78[e]	(.29)[e]	40
August 31, 2015	19.34	(.05)	.84	.79	—	(2.34)	(2.34)	—	17.79	4.53	115	1.76	(.25)	70
August 31, 2014	17.95	.05	2.68	2.73	—	(1.34)	(1.34)	—	19.34	15.42	72	1.79	.26	102
August 31, 2013	15.05	.02	3.17	3.19	(.06)	(.23)	(.29)	—[f]	17.95	21.51	56	1.85	.12	59
Class R
August 31, 2017	$18.50	.04	2.97	3.01	—	(.39)	(.39)	—	$21.12	16.68	$494	1.56	.21	41
August 31, 2016	17.80	—[f]	1.32	1.32	(.01)	(.61)	(.62)	—	18.50	7.64	256	1.53[e]	.01[e]	40
August 31, 2015	19.36	—[f]	.84	.84	(.06)	(2.34)	(2.40)	—	17.80	4.82	1,321	1.51	(.01)	70
August 31, 2014	17.96	.07[g]	2.71	2.78	(.04)	(1.34)	(1.38)	—	19.36	15.69	1,176	1.54	.32[g]	102
August 31, 2013	15.07	.07	3.15	3.22	(.10)	(.23)	(.33)	—[f]	17.96	21.76	173	1.60	.39	59
Class Y
August 31, 2017	$18.86	.15	2.99	3.14	(.23)	(.39)	(.62)	—	$21.38	17.29	$20,009	1.06	.77	41
August 31, 2016	18.05	.08	1.35	1.43	(.01)	(.61)	(.62)	—	18.86	8.15	11,221	1.03[e]	.46[e]	40
August 31, 2015	19.57	.09	.86	.95	(.13)	(2.34)	(2.47)	—	18.05	5.36	4,495	1.01	.49	70
August 31, 2014	18.11	.20	2.70	2.90	(.10)	(1.34)	(1.44)	—	19.57	16.26	4,738	1.04	1.03	102
August 31, 2013	15.18	.15	3.18	3.33	(.17)	(.23)	(.40)	—[f]	18.11	22.41	3,294	1.10	.91	59

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Consumer Fund	Global Consumer Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.18%
August 31, 2016	0.23
August 31, 2015	0.46
August 31, 2014	0.39
August 31, 2013	0.34

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g The net investment income ratio and per share amount shown for the period ending August 31, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 Global Consumer Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Global Consumer Fund 37

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

38 Global Consumer Fund

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $10,604 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

Global Consumer Fund 39

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $16,193 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,029,600 and the value of securities loaned amounted to $1,038,492.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These

40 Global Consumer Fund

differences include temporary and/or permanent differences from losses on wash sale transactions and from foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $47,532 to decrease undistributed net investment income and $47,532 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,054,413
Unrealized depreciation	(2,012,367)
Net unrealized appreciation	10,042,046
Undistributed ordinary income	352,965
Undistributed long-term gain	1,190,570
Undistributed short-term gain	99,449
Cost for federal income tax purposes	$48,015,049

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.625% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $88,526 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Global Consumer Fund 41

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$58,239	Class R	616
Class B	7,335	Class Y	32,408
Class C	15,333	Total	$114,374
Class M	443

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $85 under the expense offset arrangements and by $891 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

42 Global Consumer Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$61,016
Class B	1.00%	1.00%	30,748
Class C	1.00%	1.00%	64,284
Class M	1.00%	0.75%	1,394
Class R	1.00%	0.50%	1,326
Total			$158,768

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,490 and $1,176 from the sale of class A and class M shares, respectively, and received $745 and $50 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$20,047,206	$19,080,486
U.S. government securities (Long-term)	—	—
Total	$20,047,206	$19,080,486

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	334,393	$6,626,755	1,298,635	$23,225,224
Shares issued in connection with
reinvestment of distributions	41,133	733,385	44,338	778,128
	375,526	7,360,140	1,342,973	24,003,352
Shares repurchased	(551,732)	(10,675,434)	(1,005,219)	(17,699,838)
Net increase (decrease)	(176,206)	$(3,315,294)	337,754	$6,303,514

Global Consumer Fund 43

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	31,329	$607,316	87,968	$1,499,065
Shares issued in connection with
reinvestment of distributions	4,332	74,502	3,974	67,394
	35,661	681,818	91,942	1,566,459
Shares repurchased	(38,535)	(707,788)	(16,323)	(272,290)
Net increase (decrease)	(2,874)	$(25,970)	75,619	$1,294,169

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	75,273	$1,409,724	155,008	$2,676,706
Shares issued in connection with
reinvestment of distributions	8,967	153,600	11,280	190,405
	84,240	1,563,324	166,288	2,867,111
Shares repurchased	(99,962)	(1,847,885)	(79,989)	(1,356,277)
Net increase (decrease)	(15,722)	$(284,561)	86,299	$1,510,834

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	6,720	$137,478	5,286	$94,364
Shares issued in connection with
reinvestment of distributions	253	4,440	348	6,027
	6,973	141,918	5,634	100,391
Shares repurchased	(1,662)	(31,471)	(3,716)	(61,934)
Net increase	5,311	$110,447	1,918	$38,457

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	22,231	$455,897	13,707	$241,210
Shares issued in connection with
reinvestment of distributions	160	2,844	2,654	46,025
	22,391	458,741	16,361	287,235
Shares repurchased	(12,845)	(245,375)	(76,733)	(1,365,691)
Net increase (decrease)	9,546	$213,366	(60,372)	$(1,078,456)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	610,619	$12,451,613	500,487	$8,735,798
Shares issued in connection with
reinvestment of distributions	20,090	359,610	13,061	230,135
	630,709	12,811,223	513,548	8,965,933
Shares repurchased	(289,536)	(5,746,256)	(167,704)	(2,969,615)
Net increase	341,173	$7,064,967	345,844	$5,996,318

At the close of the reporting period, Putnam Investments, LLC owned 1,019 class R shares of the fund (4.36% of class R shares outstanding), valued at $21,521.

44 Global Consumer Fund

At the close of the reporting period, Putnam Global Sector Fund owned 9.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$3,285,667	$54,987,211	$57,243,278	$36,150	$1,029,600
Putnam Short Term
Investment Fund**	874,861	20,229,322	17,900,632	15,671	3,203,551
Total Short-term
investments	$4,160,528	$75,216,533	$75,143,910	$51,821	$4,233,151

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates the majority of its investments in the consumer staples and consumer discretionary sectors, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$11,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$255,684	Payables	$67,919
Total		$255,684		$67,919

Global Consumer Fund 45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(43,358)	$(43,358)
Total	$(43,358)	$(43,358)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$200,499	$200,499
Total	$200,499	$200,499

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					Goldman	HSBC Bank	JPMorgan	State Street
	Bank of	Barclays Bank		Credit Suisse	Sachs	USA, National	Chase Bank	Bank and		WestPac
	America N.A.	PLC	Citibank, N.A.	International	International	Association	N.A.	Trust Co.	UBS AG	Banking Corp.	Total
Assets:
Forward currency contracts#	$21,331	$19,583	$98,931	$17,952	$7,320	$23,778	$24,527	$41,042	$1,220	$—	$255,684
Total Assets	$21,331	$19,583	$98,931	$17,952	$7,320	$23,778	$24,527	$41,042	$1,220	$—	$255,684
Liabilities:
Forward currency contracts#	$3,654	$10,561	$162	$27,007	$—	$—	$6,284	$13,113	$—	$7,138	$67,919
Total Liabilities	$3,654	$10,561	$162	$27,007	$—	$—	$6,284	$13,113	$—	$7,138	$67,919
Total Financial and Derivative Net Assets	$17,677	$9,022	$98,769	$(9,055)	$7,320	$23,778	$18,243	$27,929	$1,220	$(7,138)	$187,765
Total collateral received (pledged)†##	$—	$—	$98,769	$—	$7,320	$—	$—	$—	$—	$—
Net amount	$17,677	$9,022	$—	$(9,055)	$—	$23,778	$18,243	$27,929	$1,220	$(7,138)
Controlled collateral received (including
TBA commitments)**	$—	$—	$110,000	$—	$—	$—	$—	$—	$—	$—	$110,000
Uncontrolled collateral received	$—	$—	$—	$—	$10,604	$—	$—	$—	$—	$—	$10,604
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Consumer Fund	Global Consumer Fund 47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Financials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Financials Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2017

24 Global Financials Fund

The fund’s portfolio 8/31/17

COMMON STOCKS (99.1%)*	Shares	Value
Banks (23.6%)
Banco Macro SA ADR (Argentina)	4,661	$483,858
Bank of America Corp.	46,100	1,101,329
Bank of Ireland Group PLC (Ireland) †	30,109	250,903
First Republic Bank	5,151	499,905
HDFC Bank, Ltd. ADR (India)	2,700	263,061
ING Groep NV GDR (Netherlands)	37,408	663,532
JPMorgan Chase & Co.	12,556	1,141,217
PacWest Bancorp	10,600	478,590
Sumitomo Mitsui Financial Group, Inc. (Japan)	9,800	365,151
Swedbank AB Class A (Sweden)	14,766	399,174
		5,646,720
Capital markets (22.4%)
Amundi SA (France)	4,250	327,192
BGP Holdings PLC (Malta)	82,319	1,379
Charles Schwab Corp. (The)	12,300	490,770
E*Trade Financial Corp. †	12,300	504,423
Goldman Sachs Group, Inc. (The)	4,100	917,334
Hamilton Lane, Inc. Class A	10,534	246,917
Invesco, Ltd.	16,600	544,148
KKR & Co. LP	37,179	706,773
Natixis SA (France)	49,278	370,046
Partners Group Holding AG (Switzerland)	853	553,278
St. James’s Place PLC (United Kingdom)	29,995	447,209
WisdomTree Investments, Inc. S	28,900	265,013
		5,374,482
Construction and engineering (1.3%)
Kyudenko Corp. (Japan)	7,700	313,107
		313,107
Consumer finance (1.8%)
Oportun Financial Corp. (acquired 6/23/15, cost $6,022) (Private) † ∆∆ F	2,113	5,101
Synchrony Financial	13,800	424,902
		430,003
Diversified financial services (6.5%)
Challenger, Ltd. (Australia)	68,493	686,716
Eurazeo SA (France)	5,022	415,442
ORIX Corp. (Japan)	28,700	460,896
		1,563,054
Equity real estate investment trusts (REITs) (4.4%)
Big Yellow Group PLC (United Kingdom)	20,808	217,542
Boston Properties, Inc.	2,241	270,265
Hibernia REIT PLC (Ireland)	170,804	290,361
Public Storage	1,379	283,164
		1,061,332
Hotels, restaurants, and leisure (1.5%)
Dalata Hotel Group PLC (Ireland) †	60,019	351,389
		351,389

Global Financials Fund 25

COMMON STOCKS (99.1%)* cont.	Shares	Value
Household durables (1.1%)
Berkeley Group Holdings PLC (The) (United Kingdom)	5,552	$268,577
		268,577
Insurance (29.2%)
Admiral Group PLC (United Kingdom)	7,901	197,286
AIA Group, Ltd. (Hong Kong)	112,400	863,158
American International Group, Inc.	7,147	432,251
Assured Guaranty, Ltd.	22,034	937,326
Brighthouse Financial, Inc. †	681	38,865
Chubb, Ltd.	3,920	554,366
Fairfax Financial Holdings, Ltd. (Canada)	900	467,805
Hartford Financial Services Group, Inc. (The)	7,100	383,897
Insurance Australia Group, Ltd. (Australia)	117,435	599,525
Intact Financial Corp. (Canada)	4,268	351,830
IRB Brasil Resseguros S/A (Brazil) †	24,100	229,681
MBIA, Inc. † S	47,600	478,856
MetLife, Inc.	10,800	505,764
Prudential PLC (United Kingdom)	40,982	962,103
		7,002,713
IT Services (1.8%)
Visa, Inc. Class A	4,220	436,854
		436,854
Real estate management and development (2.4%)
Foxtons Group PLC (United Kingdom)	123,245	141,439
Kennedy Wilson Europe Real Estate PLC (United Kingdom)	13,075	189,700
Kennedy-Wilson Holdings, Inc. S	12,500	241,250
		572,389
Thrifts and mortgage finance (2.0%)
Radian Group, Inc.	27,000	472,500
		472,500
Transportation infrastructure (1.1%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)	39,000	258,203
		258,203
Total common stocks (cost $19,579,409)		$23,751,323

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $17) (Private) † ∆∆ F	6	$14
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $315) (Private) † ∆∆ F	100	267
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $738) (Private) † ∆∆ F	145	625
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,069) (Private) † ∆∆ F	210	905
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $598) (Private) † ∆∆ F	109	507
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,812) (Private) † ∆∆ F	236	1,535
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $5,087 (Private) † ∆∆ F	1,785	4,310

26 Global Financials Fund

CONVERTIBLE PREFERRED STOCKS (0.1%)* cont.	Shares	Value
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15,
cost $6,432) (Private) † ∆∆ F	2,257	$5,449
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15,
cost $16,156) (Private) † ∆∆ F	5,674	13,686
Total convertible preferred stocks (cost $32,224)		$27,298

SHORT-TERM INVESTMENTS (4.0%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	835,000	$835,000
Putnam Short Term Investment Fund 1.15% L	133,053	133,053
Total short-term investments (cost $968,053)		$968,053

TOTAL INVESTMENTS
Total investments (cost $20,579,686)		$24,746,674

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $23,964,768.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $32,399, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,164 to cover certain derivative contracts.

Global Financials Fund 27

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	52.4%	Netherlands	2.8%
United Kingdom	10.1	Switzerland	2.3
Japan	5.8	Argentina	2.0
Australia	5.4	Sweden	1.7
France	4.7	India	1.1
Ireland	3.7	Brazil	1.0
Hong Kong	3.6	Total	100.0%
Canada	3.4

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $3,810,882)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Barclays Bank PLC
	Canadian Dollar	Buy	10/18/17	$189,722	$182,823	$6,899
	Hong Kong Dollar	Buy	11/15/17	42,803	42,911	(108)
	Swiss Franc	Buy	9/20/17	115,344	114,556	788
Citibank, N.A.
	Danish Krone	Buy	9/20/17	63,664	60,287	3,377
	Euro	Buy	9/20/17	424,613	402,522	22,091
	Credit Suisse International
	Canadian Dollar	Buy	10/18/17	131,876	127,069	4,807
	Norwegian Krone	Buy	9/20/17	43,880	40,224	3,656
	Swedish Krona	Buy	9/20/17	51,177	46,883	4,294
	Goldman Sachs International
	Australian Dollar	Buy	10/18/17	88,670	87,289	1,381
	Euro	Buy	9/20/17	72,913	70,037	2,876
	Euro	Sell	9/20/17	72,913	72,994	81
	Japanese Yen	Buy	11/15/17	56,921	56,742	179
	HSBC Bank USA, National Association
	Canadian Dollar	Buy	10/18/17	131,075	126,337	4,738
	Euro	Buy	9/20/17	102,341	102,456	(115)
	Euro	Sell	9/20/17	102,341	97,077	(5,264)
	Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	10/18/17	71,226	68,654	2,572
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	111,711	107,517	4,194
	British Pound	Sell	9/20/17	250,731	250,138	(593)
	Canadian Dollar	Buy	10/18/17	20,911	24,996	(4,085)
	Euro	Buy	9/20/17	56,830	52,174	4,656
	Israeli Shekel	Buy	10/18/17	37,280	38,261	(981)
	Japanese Yen	Buy	11/15/17	192,014	189,799	2,215
	Singapore Dollar	Buy	11/15/17	332,322	332,041	281

28 Global Financials Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $3,810,882) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Swedish Krona	Buy	9/20/17	$79,783	$73,234	$6,549
	Swedish Krona	Sell	9/20/17	79,783	73,161	(6,622)
UBS AG
	Australian Dollar	Buy	10/18/17	33,768	32,504	1,264
	Canadian Dollar	Buy	10/18/17	52,397	50,487	1,910
WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	37,343	35,969	1,374
	British Pound	Sell	9/20/17	515,434	510,774	(4,660)
	Canadian Dollar	Buy	10/18/17	353,806	340,966	12,840
Unrealized appreciation						93,022
Unrealized depreciation						(22,428)
Total						$70,594

* The exchange currency for all contracts listed is the United States Dollar.

Global Financials Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$619,966	$—	$—
Financials	17,507,546	2,976,825	5,101
Industrials	—	571,310	—
Information technology	436,854	—	—
Real estate	1,633,721	—	—
Total common stocks	20,198,087	3,548,135	5,101

Convertible preferred stocks	—	—	27,298
Short-term investments	133,053	835,000	—
Totals by level	$20,331,140	$4,383,135	$32,399

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$70,594	$—
Totals by level	$—	$70,594	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30 Global Financials Fund

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $808,692 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $19,611,633)	$23,778,621
Affiliated issuers (identified cost $968,053) (Notes 1 and 5)	968,053
Foreign currency (cost $5,775) (Note 1)	5,775
Dividends, interest and other receivables	39,829
Foreign tax reclaim	4,853
Receivable for shares of the fund sold	27,157
Receivable from Manager (Note 2)	8,205
Unrealized appreciation on forward currency contracts (Note 1)	93,022
Prepaid assets	25,880
Total assets	24,951,395

LIABILITIES
Payable for shares of the fund repurchased	36,620
Payable for custodian fees (Note 2)	6,460
Payable for investor servicing fees (Note 2)	8,333
Payable for Trustee compensation and expenses (Note 2)	3,106
Payable for administrative services (Note 2)	84
Payable for distribution fees (Note 2)	8,788
Payable for auditing and tax fees	50,169
Collateral on securities loaned, at value (Notes 1 and 8)	835,000
Unrealized depreciation on forward currency contracts (Note 1)	22,428
Other accrued expenses	15,639
Total liabilities	986,627
Net assets	$23,964,768

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$20,370,402
Undistributed net investment income (Note 1)	221,811
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(865,259)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,237,814
Total — Representing net assets applicable to capital shares outstanding	$23,964,768

(Continued on next page)

Global Financials Fund 31

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($9,691,237 divided by 758,003 shares)	$12.79
Offering price per class A share (100/94.25 of $12.79)*	$13.57
Net asset value and offering price per class B share ($1,472,175 divided by 119,110 shares)**	$12.36
Net asset value and offering price per class C share ($2,831,939 divided by 231,677 shares)**	$12.22
Net asset value and redemption price per class M share ($99,681 divided by 7,911 shares)	$12.60
Offering price per class M share (100/96.50 of $12.60)*	$13.06
Net asset value, offering price and redemption price per class R share
($1,138,302 divided by 90,233 shares)	$12.62
Net asset value, offering price and redemption price per class Y share
($8,731,434 divided by 678,435 shares)	$12.87

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Global Financials Fund

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $19,656)	$455,483
Interest (including interest income of $3,449 from investments in affiliated issuers) (Note 5)	3,531
Securities lending (net of expenses) (Notes 1 and 5)	1,024
Total investment income	460,038

EXPENSES
Compensation of Manager (Note 2)	113,621
Investor servicing fees (Note 2)	40,256
Custodian fees (Note 2)	14,274
Trustee compensation and expenses (Note 2)	1,095
Distribution fees (Note 2)	64,078
Administrative services (Note 2)	532
Auditing and tax fees	53,951
Blue sky expense	78,289
Other	25,688
Fees waived and reimbursed by Manager (Note 2)	(137,198)
Total expenses	254,586
Expense reduction (Note 2)	(68)
Net expenses	254,518

Net investment income	205,520

Net realized gain on investments from unaffiliated issuers (Notes 1 and 3)	138,746
Net realized gain on forward currency contracts (Note 1)	85,484
Net realized loss on foreign currency transactions (Note 1)	(3,109)
Net unrealized appreciation of investments in unaffiliated issuers during the year	3,015,517
Net unrealized depreciation of forward currency contracts during the year	(212)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	476
Net gain on investments	3,236,902

Net increase in net assets resulting from operations	$3,442,422

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$205,520	$147,340
Net realized gain (loss) on investments
and foreign currency transactions	221,121	(840,833)
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,015,781	(319,021)
Net increase (decrease) in net assets resulting
from operations	3,442,422	(1,012,514)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(129,627)	(5,558)
Class B	(13,087)	(1,051)
Class C	(29,227)	(2,137)
Class M	(1,260)	(64)
Class R	(13,307)	(710)
Class Y	(75,148)	(2,810)
From net realized long-term gain on investments
Class A	—	(229,336)
Class B	—	(43,358)
Class C	—	(88,196)
Class M	—	(2,647)
Class R	—	(29,299)
Class Y	—	(115,955)
Increase (decrease) from capital share transactions (Note 4)	7,335,637	(491,670)
Total increase (decrease) in net assets	10,516,403	(2,025,305)

NET ASSETS
Beginning of year	13,448,365	15,473,670
End of year (including undistributed net investment
income of $221,811 and $175,972, respectively)	$23,964,768	$13,448,365

The accompanying notes are an integral part of these financial statements.

34 Global Financials Fund

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Global Financials Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
August 31, 2017	$10.64	.15	2.19	2.34	(.19)	—	(.19)	—	$12.79	22.23	$9,691	1.30	1.24	40
August 31, 2016	11.68	.13	(.77)	(.64)	(.01)	(.39)	(.40)	—	10.64	(5.66)	6,621	1.28[f]	1.20[f]	46
August 31, 2015	15.28	.10	(.28)	(.18)	(.03)	(3.39)	(3.42)	—	11.68	(1.38)	6,384	1.28	.81	39
August 31, 2014	13.70	.14	2.02	2.16	(.11)	(.47)	(.58)	—	15.28	15.80	5,691	1.30	.90	55
August 31, 2013	10.65	.15	2.97	3.12	(.07)	—	(.07)	—[e]	13.70	29.42	7,840	1.35	1.18	54
Class B
August 31, 2017	$10.30	.06	2.12	2.18	(.12)	—	(.12)	—	$12.36	21.26	$1,472	2.05	.50	40
August 31, 2016	11.40	.05	(.75)	(.70)	(.01)	(.39)	(.40)	—	10.30	(6.33)	1,099	2.03[f]	.46[f]	46
August 31, 2015	15.07	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.40	(2.15)	1,093	2.03	.06	39
August 31, 2014	13.53	.02	2.00	2.02	(.01)	(.47)	(.48)	—	15.07	14.96	779	2.05	.14	55
August 31, 2013	10.53	.06	2.94	3.00	—	—	—	—[e]	13.53	28.49	700	2.10	.46	54
Class C
August 31, 2017	$10.20	.06	2.09	2.15	(.13)	—	(.13)	—	$12.22	21.21	$2,832	2.05	.50	40
August 31, 2016	11.29	.04	(.73)	(.69)	(.01)	(.39)	(.40)	—	10.20	(6.31)	1,866	2.03[f]	.42[f]	46
August 31, 2015	14.96	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.29	(2.17)	1,765	2.03	.08	39
August 31, 2014	13.43	.01	2.00	2.01	(.01)	(.47)	(.48)	—	14.96	14.97	940	2.05	.09	55
August 31, 2013	10.45	.06	2.92	2.98	—	—	—	—[e]	13.43	28.52	3,925	2.10	.43	54
Class M
August 31, 2017	$10.50	.08	2.16	2.24	(.14)	—	(.14)	—	$12.60	21.53	$100	1.80	.71	40
August 31, 2016	11.58	.08	(.76)	(.68)	(.01)	(.39)	(.40)	—	10.50	(6.06)	86	1.78[f]	.77[f]	46
August 31, 2015	15.22	.04	(.29)	(.25)	—	(3.39)	(3.39)	—	11.58	(1.89)	79	1.78	.33	39
August 31, 2014	13.62	.05	2.03	2.08	(.01)	(.47)	(.48)	—	15.22	15.25	78	1.80	.31	55
August 31, 2013	10.58	.08	2.97	3.05	(.01)	—	(.01)	—[e]	13.62	28.84	110	1.85	.61	54
Class R
August 31, 2017	$10.50	.12	2.16	2.28	(.16)	—	(.16)	—	$12.62	21.92	$1,138	1.55	1.00	40
August 31, 2016	11.56	.11	(.77)	(.66)	(.01)	(.39)	(.40)	—	10.50	(5.89)	866	1.53[f]	1.03[f]	46
August 31, 2015	15.17	.09	(.31)	(.22)	—	(3.39)	(3.39)	—	11.56	(1.66)	893	1.53	.68	39
August 31, 2014	13.60	.10	2.02	2.12	(.08)	(.47)	(.55)	—	15.17	15.60	737	1.55	.67	55
August 31, 2013	10.58	.12	2.95	3.07	(.05)	—	(.05)	—[e]	13.60	29.05	564	1.60	.94	54
Class Y
August 31, 2017	$10.71	.18	2.20	2.38	(.22)	—	(.22)	—	$12.87	22.44	$8,731	1.05	1.46	40
August 31, 2016	11.72	.16	(.77)	(.61)	(.01)	(.39)	(.40)	—	10.71	(5.37)	2,910	1.03[f]	1.45[f]	46
August 31, 2015	15.34	.14	(.30)	(.16)	(.07)	(3.39)	(3.46)	—	11.72	(1.17)	5,260	1.03	1.08	39
August 31, 2014	13.74	.18	2.03	2.21	(.14)	(.47)	(.61)	—	15.34	16.16	3,149	1.05	1.16	55
August 31, 2013	10.67	.20	2.97	3.17	(.10)	—	(.10)	—[e]	13.74	29.83	4,662	1.10	1.48	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Global Financials Fund	Global Financials Fund 37

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.75%
August 31, 2016	0.95
August 31, 2015	1.00
August 31, 2014	0.59
August 31, 2013	0.37

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Global Financials Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek capital appreciation. For this fund concentrating in the financial industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Global Financials Fund 39

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

40 Global Financials Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $12,127 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $641 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Global Financials Fund 41

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $835,000 and the value of securities loaned amounted to $808,692.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$713,009	$46,049	$759,058

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These

42 Global Financials Fund

differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on passive investment companies and from unrealized gains and losses on passive investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $101,975 to increase undistributed net investment income, $4,703 to decrease paid-in capital and $97,272 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,413,398
Unrealized depreciation	(349,061)
Net unrealized appreciation	4,064,337
Undistributed ordinary income	288,855
Capital loss carryforward	(759,058)
Cost for federal income tax purposes	$20,752,931

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $137,198 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Global Financials Fund 43

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17,987	Class R	2,195
Class B	2,991	Class Y	11,369
Class C	5,497	Total	$40,256
Class M	217

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $46 under the expense offset arrangements and by $22 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

44 Global Financials Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$20,239
Class B	1.00%	1.00%	13,448
Class C	1.00%	1.00%	24,719
Class M	1.00%	0.75%	729
Class R	1.00%	0.50%	4,943
Total			$64,078

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,112 and $3 from the sale of class A and class M shares, respectively, and received $52 and $98 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$14,601,884	$7,105,188
U.S. government securities (Long-term)	—	—
Total	$14,601,884	$7,105,188

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	443,653	$5,203,718	241,977	$2,608,765
Shares issued in connection with
reinvestment of distributions	10,699	122,506	20,663	230,598
	454,352	5,326,224	262,640	2,839,363
Shares repurchased	(318,533)	(3,681,732)	(187,090)	(1,949,356)
Net increase	135,819	$1,644,492	75,550	$890,007

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	42,395	$476,309	29,435	$318,850
Shares issued in connection with
reinvestment of distributions	1,143	12,710	4,055	43,997
	43,538	489,019	33,490	362,847
Shares repurchased	(31,088)	(354,976)	(22,703)	(232,246)
Net increase	12,450	$134,043	10,787	$130,601

Global Financials Fund 45

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	122,742	$1,379,425	125,231	$1,343,489
Shares issued in connection with
reinvestment of distributions	2,584	28,421	8,400	90,303
	125,326	1,407,846	133,631	1,433,792
Shares repurchased	(76,567)	(865,345)	(106,998)	(1,058,225)
Net increase	48,759	$542,501	26,633	$375,567

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	645	$7,153	2,614	$27,125
Shares issued in connection with
reinvestment of distributions	111	1,260	246	2,711
	756	8,413	2,860	29,836
Shares repurchased	(1,053)	(12,443)	(1,443)	(15,262)
Net increase (decrease)	(297)	$(4,030)	1,417	$14,574

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	40,272	$463,492	63,704	$664,262
Shares issued in connection with
reinvestment of distributions	598	6,761	1,329	14,664
	40,870	470,253	65,033	678,926
Shares repurchased	(33,112)	(372,873)	(59,847)	(624,947)
Net increase	7,758	$97,380	5,186	$53,979

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	572,365	$6,940,257	118,821	$1,260,770
Shares issued in connection with
reinvestment of distributions	6,478	74,495	10,600	118,725
	578,843	7,014,752	129,421	1,379,495
Shares repurchased	(172,228)	(2,093,501)	(306,400)	(3,335,893)
Net increase (decrease)	406,615	$4,921,251	(176,979)	$(1,956,398)

At the close of the reporting period, the Putnam Global Sector Fund owned 22.6% of the outstanding shares of the fund.

46 Global Financials Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$2,579,371	$1,744,371	$1,022	$835,000
Putnam Short Term
Investment Fund**	275,150	9,465,827	9,607,924	3,449	133,053
Total Short-term
investments	$275,150	$12,045,198	$11,352,295	$4,471	$968,053

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the financials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$4,800,000
Warrants (number of warrants)	2,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments	$93,022	Payables	$22,428
Total		$93,022		$22,428

Global Financials Fund 47

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$85,484	$85,484
Equity contracts	10,046	—	10,046
Total	$10,046	$85,484	$95,530

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(212)	$(212)
Equity contracts	(26,864)	—	(26,864)
Total	$(26,864)	$(212)	$(27,076)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

Federal tax information (Unaudited)

The fund designated 44.33% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$7,687	$25,468	$12,757	$4,517	$4,738	$2,572	$17,895	$3,174	$14,214	$93,022
Total Assets	$7,687	$25,468	$12,757	$4,517	$4,738	$2,572	$17,895	$3,174	$14,214	$93,022
Liabilities:
Forward currency contracts #	108	—	—	—	5,379	—	12,281	—	4,660	22,428
Total Liabilities	$108	$—	$—	$—	$5,379	$—	$12,281	$—	$4,660	$22,428
Total Financial and Derivative Net
Assets	$7,579	$25,468	$12,757	$4,517	$(641)	$2,572	$5,614	$3,174	$9,554	$70,594
Total collateral received (pledged)†##	$—	$—	$—	$4,517	$—	$—	$—	$—	$—
Net amount	$7,579	$25,468	$12,757	$—	$(641)	$2,572	$5,614	$3,174	$9,554
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$12,127	$—	$—	$—	$—	$—	$12,127
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

** Included with investments in securities on the Statement of assets and liabilities.

48 Global Financials Fund	Global Financials Fund 49

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Health Care Fund (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 6, 2017

Global Health Care Fund 23

The fund’s portfolio 8/31/17

COMMON STOCKS (98.8%)*	Shares	Value
Biotechnology (26.2%)
Amgen, Inc.	393,835	$70,012,048
Array BioPharma, Inc. †	387,500	3,751,000
Biogen, Inc. †	172,900	54,733,224
Bioverativ, Inc. †	192,116	10,891,056
Celgene Corp. †	370,800	51,515,244
China Biologic Products Holdings, Inc. (China) † S	58,889	5,741,678
Clovis Oncology, Inc. † S	204,857	15,583,472
Gilead Sciences, Inc.	596,323	49,918,198
Grifols SA ADR (Spain)	493,000	10,180,450
Neurocrine Biosciences, Inc. † S	132,300	7,488,180
Ovid Therapeutics, Inc. (acquired 5/5/17, cost $4,307,310) ∆∆ F	321,573	2,726,296
Prothena Corp. PLC (Ireland) † S	60,500	3,717,120
Regeneron Pharmaceuticals, Inc. †	55,600	27,627,640
Shire PLC (United Kingdom)	574,591	28,483,058
Vertex Pharmaceuticals, Inc. †	234,600	37,662,684
		380,031,348
Diversified financial services (0.2%)
Federal Street Acquisition Corp. (Units) †	364,900	3,700,086
		3,700,086
Food and staples retail (1.8%)
AIN Holdings, Inc. (Japan)	120,100	8,855,389
Walgreens Boots Alliance, Inc.	174,800	14,246,200
Zur Rose Group AG (Switzerland) †	18,114	2,578,405
		25,679,994
Health-care equipment and supplies (16.5%)
Becton Dickinson and Co.	352,300	70,262,712
Boston Scientific Corp. †	1,397,700	38,506,635
Danaher Corp.	686,900	57,301,198
DENTSPLY Sirona, Inc.	587,600	33,240,532
GenMark Diagnostics, Inc. †	610,800	5,949,192
Intuitive Surgical, Inc. †	24,700	24,815,349
Penumbra, Inc. † S	105,767	9,095,962
		239,171,580
Health-care providers and services (9.2%)
Fresenius Medical Care AG & Co., KGaA (Germany)	70,936	6,628,996
Humana, Inc.	89,400	23,031,228
McKesson Corp.	156,700	23,396,877
Sinopharm Group Co. (China)	310,800	1,404,486
UnitedHealth Group, Inc.	400,600	79,679,340
		134,140,927
Health-care technology (—%)
HTG Molecular Diagnostics, Inc. † S	50,992	84,647
		84,647
Life sciences tools and services (3.8%)
Agilent Technologies, Inc.	337,400	21,836,528
Bio-Rad Laboratories, Inc. Class A †	53,300	11,609,806

24 Global Health Care Fund

COMMON STOCKS (98.8%)* cont.	Shares	Value
Life sciences tools and services cont.
Clinigen Group PLC (United Kingdom)	893,722	$12,885,748
Illumina, Inc. †	42,900	8,771,334
		55,103,416
Pharmaceuticals (41.1%)
Aclaris Therapeutics, Inc. † S	305,500	7,921,615
Aspen Pharmacare Holdings, Ltd. (South Africa)	230,928	5,146,408
AstraZeneca PLC (United Kingdom)	624,215	36,653,718
Aurobindo Pharma, Ltd. (India)	532,762	6,051,240
Bayer AG (Germany)	456,488	58,418,343
Bristol-Myers Squibb Co.	391,100	23,653,728
Chugai Pharmaceutical Co., Ltd. (Japan)	509,900	20,773,452
GlaxoSmithKline PLC (United Kingdom)	903,175	17,909,688
Jazz Pharmaceuticals PLC †	461,700	68,959,512
Johnson & Johnson	439,300	58,150,141
Medicines Co. (The) † S	584,400	21,441,636
Merck & Co., Inc.	717,338	45,809,205
Nippon Shinyaku Co., Ltd. (Japan)	117,800	8,207,816
Novartis AG (Switzerland)	750,136	63,283,802
Pacira Pharmaceuticals, Inc. † S	323,600	12,329,160
Pfizer, Inc.	991,940	33,646,605
Roche Holding AG (Switzerland)	165,543	42,035,268
Sanofi (France)	535,038	52,012,223
Shionogi & Co., Ltd. (Japan)	283,600	14,970,551
		597,374,111
Total common stocks (cost $1,090,054,830)		$1,435,286,109

	Principal
CONVERTIBLE BONDS AND NOTES (0.3%)*	amount	Value
Neurocrine Biosciences, Inc. 144A cv. sr. unsec. notes
2.25%, 5/15/24	$3,842,000	$4,190,181
Total convertible bonds and notes (cost $3,842,000)		$4,190,181

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3.50%, 4/20/46 [i]	$1,265,453	$1,322,312
Total U.S. government and agency mortgage obligations (cost $1,322,312)		$1,322,312

	Principal
U.S. TREASURY OBLIGATIONS (0.0%)*	amount	Value
U.S. Treasury Notes 1.25%, 3/31/21 [i]	$498,000	$495,620
Total U.S. treasury obligations (cost $495,620)		$495,620

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	18,887	$—
Total warrants (cost $—)				$—

Global Health Care Fund 25

	Principal amount/
SHORT-TERM INVESTMENTS (5.2%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	Shares	58,269,480	$58,269,480
Putnam Short Term Investment Fund 1.15% L	Shares	15,414,245	15,414,245
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.93% P	Shares	1,210,000	1,210,000
U.S. Treasury Bills 1.027%, 12/7/17		$131,000	130,656
Total short-term investments (cost $75,024,369)			$75,024,381

TOTAL INVESTMENTS
Total investments (cost $1,170,739,131)	$1,516,318,603

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,452,186,920.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,726,296, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

26 Global Health Care Fund

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	72.1%	France	3.6%
Switzerland	7.4	Spain	0.7
United Kingdom	6.6	China	0.5
Germany	4.5	Other	1.0
Japan	3.6	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $78,444,345)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Buy	9/20/17	$28,588,294	$27,062,950	$1,525,344
Citibank, N.A.
	Danish Krone	Buy	9/20/17	13,358,108	12,649,534	708,574
Credit Suisse International
	Japanese Yen	Buy	11/15/17	13,973,259	13,926,910	46,349
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	12,730,751	12,259,245	471,506
JPMorgan Chase Bank N.A.
	Swiss Franc	Buy	9/20/17	12,624,839	12,545,706	79,133
Unrealized appreciation						2,830,906
Unrealized depreciation						—
Total						$2,830,906

* The exchange currency for all contracts listed is the United States Dollar.

Global Health Care Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer staples	$16,824,605	$8,855,389	$—
Financials	3,700,086	—	—
Health care	1,351,772,188	51,407,545	2,726,296
Total common stocks	1,372,296,879	60,262,934	2,726,296

Convertible bonds and notes	—	4,190,181	—
U.S. government and agency mortgage obligations	—	1,322,312	—
U.S. treasury obligations	—	495,620	—
Warrants	—	—	—
Short-term investments	16,624,245	58,400,136	—
Totals by level	$1,388,921,124	$124,671,183	$2,726,296

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,830,906	$—
Totals by level	$—	$2,830,906	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Global Health Care Fund

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $58,424,481 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,097,055,406)	$1,442,634,878
Affiliated issuers (identified cost $73,683,725) (Notes 1 and 5)	73,683,725
Foreign currency (cost $20,461) (Note 1)	20,461
Dividends, interest and other receivables	2,634,636
Receivable for shares of the fund sold	792,377
Unrealized appreciation on forward currency contracts (Note 1)	2,830,906
Foreign tax reclaim	1,348,976
Prepaid assets	42,196
Total assets	1,523,988,155

LIABILITIES
Payable for investments purchased	6,949,742
Payable for shares of the fund repurchased	993,642
Payable for compensation of Manager (Note 2)	753,383
Payable for custodian fees (Note 2)	24,100
Payable for investor servicing fees (Note 2)	369,139
Payable for Trustee compensation and expenses (Note 2)	568,047
Payable for administrative services (Note 2)	5,970
Payable for distribution fees (Note 2)	616,906
Collateral on securities loaned, at value (Note 1)	58,269,480
Collateral on certain derivative contracts, at value (Notes 1 and 8)	3,027,932
Other accrued expenses	222,894
Total liabilities	71,801,235

Net assets	$1,452,186,920

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$926,359,098
Undistributed net investment income (Note 1)	5,260,559
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	172,092,998
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	348,474,265
Total — Representing net assets applicable to capital shares outstanding	$1,452,186,920

(Continued on next page)

Global Health Care Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,287,146,327 divided by 22,060,877 shares)	$58.35
Offering price per class A share (100/94.25 of $58.35)*	$61.91
Net asset value and offering price per class B share ($27,545,877 divided by 725,362 shares)**	$37.98
Net asset value and offering price per class C share ($50,401,996 divided by 1,103,049 shares)**	$45.69
Net asset value and redemption price per class M share ($11,341,224 divided by 239,874 shares)	$47.28
Offering price per class M share (100/96.50 of $47.28)*	$48.99
Net asset value, offering price and redemption price per class R share
($3,399,562 divided by 61,845 shares)	$54.97
Net asset value, offering price and redemption price per class Y share
($72,351,934 divided by 1,166,643 shares)	$62.02

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Global Health Care Fund

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $1,120,447)	$22,213,820
Interest (including interest income of $246,270 from investments in affiliated issuers) (Note 5)	279,741
Securities lending (net of expenses) (Notes 1 and 5)	315,958
Total investment income	22,809,519

EXPENSES
Compensation of Manager (Note 2)	8,883,342
Investor servicing fees (Note 2)	2,391,288
Custodian fees (Note 2)	81,764
Trustee compensation and expenses (Note 2)	85,487
Distribution fees (Note 2)	4,089,395
Administrative services (Note 2)	42,048
Other	562,346
Total expenses	16,135,670
Expense reduction (Note 2)	(43,316)
Net expenses	16,092,354

Net investment income	6,717,165

Net realized gain on investments from unaffiliated issuers (Notes 1 and 3)	194,253,163
Net realized loss on forward currency contracts (Note 1)	(1,404,504)
Net realized loss on foreign currency transactions (Note 1)	(103,841)
Net unrealized depreciation of investments in unaffiliated issuers during the year	(67,808,541)
Net unrealized appreciation of forward currency contracts during the year	3,049,018
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	84,497
Net gain on investments	128,069,792

Net increase in net assets resulting from operations	$134,786,957

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 31

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$6,717,165	$4,909,250
Net realized gain on investments
and foreign currency transactions	192,744,818	109,918,602
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(64,675,026)	(246,871,015)
Net increase (decrease) in net assets resulting
from operations	134,786,957	(132,043,163)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,753,073)	(593,607)
Class B	—	(22,160)
Class C	—	(33,894)
Class M	(5,773)	(6,609)
Class R	(5,628)	(1,878)
Class Y	(345,252)	(27,703)
Net realized short-term gain on investments
Class A	—	(24,947,068)
Class B	—	(931,322)
Class C	—	(1,424,463)
Class M	—	(277,735)
Class R	—	(78,911)
Class Y	—	(1,164,240)
From net realized long-term gain on investments
Class A	(111,212,762)	(154,603,298)
Class B	(3,973,018)	(5,771,636)
Class C	(5,883,405)	(8,827,752)
Class M	(1,222,876)	(1,721,194)
Class R	(310,995)	(489,033)
Class Y	(4,227,953)	(7,215,089)
Increase (decrease) from capital share transactions (Note 4)	(50,725,711)	38,124,291
Total decrease in net assets	(48,879,489)	(302,056,464)

NET ASSETS
Beginning of year	1,501,066,409	1,803,122,873
End of year (including undistributed net investment
income of $5,260,559 and $6,161,465, respectively)	$1,452,186,920	$1,501,066,409

The accompanying notes are an integral part of these financial statements.

32 Global Health Care Fund

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Global Health Care Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[c]	(in thousands)	(%)[d]	net assets (%)	(%)
Class A
August 31, 2017	$58.56	.28	4.85	5.13	(.26)	(5.08)	(5.34)	—	$58.35	10.29	$1,287,146	1.10	.51	53
August 31, 2016	71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	—	58.56	(7.23)	1,336,219	1.13[e]	.35[e]	16
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	—	71.32	16.29	1,590,624	1.10	.17	20
August 31, 2014	55.14	.28	17.95	18.23	(.22)	(6.13)	(6.35)	—	67.02	35.30	1,374,677	1.14	.47	22
August 31, 2013	45.03	.40	12.65	13.05	—	(2.94)	(2.94)	—[b]	55.14	30.48	1,099,241	1.21	.80	30
Class B
August 31, 2017	$40.08	(.09)	3.07	2.98	—	(5.08)	(5.08)	—	$37.98	9.48	$27,546	1.85	(.24)	53
August 31, 2016	51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	—	40.08	(7.93)	35,044	1.88[e]	(.40)[e]	16
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	—	51.75	15.42	40,640	1.85	(.58)	20
August 31, 2014	42.85	(.13)	13.66	13.53	—	(6.13)	(6.13)	—	50.25	34.28	33,532	1.89	(.28)	22
August 31, 2013	35.87	.02	9.90	9.92	—	(2.94)	(2.94)	—[b]	42.85	29.48	29,588	1.96	.05	30
Class C
August 31, 2017	$47.13	(.11)	3.75	3.64	—	(5.08)	(5.08)	—	$45.69	9.46	$50,402	1.85	(.24)	53
August 31, 2016	59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	—	47.13	(7.92)	59,280	1.88[e]	(.40)[e]	16
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	—	59.40	15.40	72,939	1.85	(.57)	20
August 31, 2014	47.79	(.14)	15.37	15.23	—	(6.13)	(6.13)	—	56.89	34.30	35,165	1.89	(.27)	22
August 31, 2013	39.68	.02	11.03	11.05	—	(2.94)	(2.94)	—[b]	47.79	29.50	23,851	1.96	.05	30
Class M
August 31, 2017	$48.50	.01	3.87	3.88	(.02)	(5.08)	(5.10)	—	$47.28	9.73	$11,341	1.60	.01	53
August 31, 2016	60.74	(.08)	(3.94)	(4.02)	(.03)	(8.19)	(8.22)	—	48.50	(7.67)	12,513	1.63[e]	(.15)[e]	16
August 31, 2015	57.97	(.20)	8.81	8.61	(.06)	(5.78)	(5.84)	—	60.74	15.68	16,014	1.60	(.33)	20
August 31, 2014	48.48	(.01)	15.63	15.62	—	(6.13)	(6.13)	—	57.97	34.64	14,205	1.64	(.02)	22
August 31, 2013	40.12	.13	11.17	11.30	—	(2.94)	(2.94)	—[b]	48.48	29.81	10,741	1.71	.30	30
Class R
August 31, 2017	$55.45	.13	4.56	4.69	(.09)	(5.08)	(5.17)	—	$54.97	10.00	$3,400	1.35	.25	53
August 31, 2016	68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	—	55.45	(7.45)	3,891	1.38[e]	.10[e]	16
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	—	68.12	15.99	8,350	1.35	(.07)	20
August 31, 2014	53.16	.13	17.26	17.39	(.11)	(6.13)	(6.24)	—	64.31	34.98	5,578	1.39	.23	22
August 31, 2013	43.63	.26	12.21	12.47	—	(2.94)	(2.94)	—[b]	53.16	30.11	3,754	1.46	.54	30
Class Y
August 31, 2017	$61.91	.45	5.16	5.61	(.42)	(5.08)	(5.50)	—	$62.02	10.56	$72,352.85		.75	53
August 31, 2016	74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	—	61.91	(6.98)	54,119	.88[e]	.58[e]	16
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	—	74.75	16.57	74,556.85		.42	20
August 31, 2014	57.30	.46	18.68	19.14	(.35)	(6.13)	(6.48)	—	69.96	35.64	46,440.89		.74	22
August 31, 2013	46.58	.55	13.11	13.66	—	(2.94)	(2.94)	—[b]	57.30	30.79	29,916.96		1.05	30

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Health Care Fund	Global Health Care Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Global Health Care Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund, concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Global Health Care Fund 37

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

38 Global Health Care Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

Global Health Care Fund 39

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $58,269,480 and the value of securities loaned amounted to $58,424,481.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from straddle loss deferrals. Reclassifications are made to the fund’s capital

40 Global Health Care Fund

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,508,345 to decrease undistributed net investment income and $1,508,345 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$369,135,265
Unrealized depreciation	(23,209,878)
Net unrealized appreciation	345,925,387
Undistributed ordinary income	7,382,891
Undistributed short-term gain	8,768,160
Undistributed long-term gain	163,687,497
Cost for federal income tax purposes	$1,173,224,122

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.625% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Global Health Care Fund 41

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,130,146	Class R	5,702
Class B	50,352	Class Y	96,709
Class C	88,841	Total	$2,391,288
Class M	19,538

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,010 under the expense offset arrangements and by $41,306 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,082, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,160,450
Class B	1.00%	1.00%	298,381
Class C	1.00%	1.00%	526,736
Class M	1.00%	0.75%	86,924
Class R	1.00%	0.50%	16,904
Total			$4,089,395

42 Global Health Care Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $70,616 and $782 from the sale of class A and class M shares, respectively, and received $18,552 and $1,027 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $78 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$741,491,615	$881,973,951
U.S. government securities (Long-term)	—	—
Total	$741,491,615	$881,973,951

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	699,255	$38,180,793	1,071,340	$67,524,397
Shares issued in connection with
reinvestment of distributions	2,145,435	107,315,038	2,606,947	164,941,521
	2,844,690	145,495,831	3,678,287	232,465,918
Shares repurchased	(3,601,464)	(198,316,279)	(3,164,155)	(191,288,786)
Net increase (decrease)	(756,774)	$(52,820,448)	514,132	$41,177,132

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	54,578	$1,986,291	188,357	$8,409,299
Shares issued in connection with
reinvestment of distributions	111,675	3,655,108	143,455	6,244,576
	166,253	5,641,399	331,812	14,653,875
Shares repurchased	(315,162)	(11,594,925)	(242,908)	(10,179,071)
Net increase (decrease)	(148,909)	$(5,953,526)	88,904	$4,474,804

Global Health Care Fund 43

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	149,421	$6,516,965	285,576	$14,859,803
Shares issued in connection with
reinvestment of distributions	138,393	5,449,896	184,511	9,445,121
	287,814	11,966,861	470,087	24,304,924
Shares repurchased	(442,461)	(19,358,410)	(440,265)	(21,638,637)
Net increase (decrease)	(154,647)	$(7,391,549)	29,822	$2,666,287

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	7,448	$332,229	13,028	$673,189
Shares issued in connection with
reinvestment of distributions	28,551	1,161,446	35,779	1,880,900
	35,999	1,493,675	48,807	2,554,089
Shares repurchased	(54,153)	(2,471,918)	(54,405)	(2,853,349)
Net decrease	(18,154)	$(978,243)	(5,598)	$(299,260)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	14,467	$750,437	22,553	$1,334,514
Shares issued in connection with
reinvestment of distributions	6,327	298,706	8,880	532,869
	20,794	1,049,143	31,433	1,867,383
Shares repurchased	(29,121)	(1,535,757)	(83,844)	(5,389,047)
Net decrease	(8,327)	$(486,614)	(52,411)	$(3,521,664)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	567,971	$33,524,752	284,125	$18,635,470
Shares issued in connection with
reinvestment of distributions	77,552	4,116,161	115,454	7,708,895
	645,523	37,640,913	399,579	26,344,365
Shares repurchased	(353,079)	(20,736,244)	(522,783)	(32,717,373)
Net increase (decrease)	292,444	$16,904,669	(123,204)	$(6,373,008)

44 Global Health Care Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$56,913,000	$467,469,881	$466,113,401	$466,499	$58,269,480
Putnam Short Term
Investment Fund**	7,231,375	439,352,444	431,169,574	246,270	15,414,245
Total Short-term
investments	$64,144,375	$906,822,325	$897,282,975	$712,769	$73,683,725

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health care sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$77,300,000
Warrants (number of warrants)	140,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,830,906	Payables	$—
Total		$2,830,906		$—

Global Health Care Fund 45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,404,504)	$(1,404,504)
Total	$(1,404,504)	$(1,404,504)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$3,049,018	$3,049,018
Total	$3,049,018	$3,049,018

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				HSBC Bank	JPMorgan
	Bank of		Credit Suisse	USA, National	Chase Bank
	America N.A.	Citibank, N.A.	International	Association	N.A.	Total
Assets:
Forward currency contracts#	$1,525,344	$708,574	$46,349	$471,506	$79,133	$2,830,906
Total Assets	$1,525,344	$708,574	$46,349	$471,506	$79,133	$2,830,906
Liabilities:
Forward currency contracts#	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—	$—
Total Financial and Derivative	$1,525,344	$708,574	$46,349	$471,506	$79,133	$2,830,906
Net Assets
Total collateral received	$1,525,344	$708,574	$46,349	$471,506	$—
(pledged)†##
Net amount	$—	$—	$—	$—	$79,133
Controlled collateral received
(including TBA commitments)**	$1,602,312	$720,000	$210,000	$495,620	$—	$3,027,932
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Health Care Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Industrials Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Industrials Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 12, 2017

Global Industrials Fund 23

The fund’s portfolio 8/31/17

COMMON STOCKS (97.9%)*	Shares	Value
Aerospace and defense (27.8%)
Airbus SE (France)	17,683	$1,486,393
BAE Systems PLC (United Kingdom)	286,906	2,253,815
L3 Technologies, Inc.	17,260	3,132,345
Northrop Grumman Corp.	15,075	4,103,566
Raytheon Co.	23,495	4,276,325
Rockwell Collins, Inc.	2,669	349,772
United Technologies Corp.	33,046	3,956,267
		19,558,483
Airlines (2.0%)
American Airlines Group, Inc.	32,408	1,449,934
		1,449,934
Biotechnology (0.7%)
Calyxt, Inc. †	31,296	475,699
		475,699
Building products (5.7%)
Daikin Industries, Ltd. (Japan)	4,100	410,837
Johnson Controls International PLC	90,539	3,584,439
		3,995,276
Commercial services and supplies (3.5%)
Waste Connections, Inc. (Canada)	37,027	2,469,331
		2,469,331
Communications equipment (2.1%)
Harris Corp.	11,797	1,449,851
		1,449,851
Electrical equipment (4.6%)
Nidec Corp. (Japan)	3,900	443,045
Rockwell Automation, Inc.	17,205	2,822,652
		3,265,697
Industrial conglomerates (11.3%)
Roper Technologies, Inc.	12,959	2,989,123
Siemens AG (Germany)	37,843	4,946,515
		7,935,638
IT Services (2.1%)
Leidos Holdings, Inc.	25,337	1,477,654
		1,477,654
Machinery (29.3%)
Caterpillar, Inc.	30,468	3,579,685
Cummins, Inc.	18,774	2,992,200
Dover Corp.	39,738	3,372,961
FANUC Corp. (Japan)	6,800	1,322,881
Fortive Corp.	52,840	3,433,015
KION Group AG (Germany)	34,528	3,149,379
Komatsu, Ltd. (Japan)	103,400	2,805,378
		20,655,499
Oil, gas, and consumable fuels (2.0%)
Cheniere Energy, Inc. †	33,211	1,421,099
		1,421,099

24 Global Industrials Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Road and rail (5.0%)
Norfolk Southern Corp.	29,079	$3,504,601
		3,504,601
Trading companies and distributors (1.8%)
Mitsubishi Corp. (Japan)	55,300	1,281,320
		1,281,320
Total common stocks (cost $59,743,963)		$68,940,082

	Expiration
PURCHASED OPTIONS	date/strike	Notional	Contract
OUTSTANDING (0.2%)*	price	amount	amount	Value
Barclays Bank PLC
General Electric Co. (Call)	Dec-17/$26.00	$10,347,580	$421,490	$134,932
Total purchased options outstanding (cost $140,001)				$134,932

SHORT-TERM INVESTMENTS (3.1%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.93% P	250,000	$250,000
Putnam Short Term Investment Fund 1.15% L	1,965,209	1,965,209
Total short-term investments (cost $2,215,209)		$2,215,209

TOTAL INVESTMENTS
Total investments (cost $62,099,173)	$71,290,223

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $70,391,336.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $97,079 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	71.0%	United Kingdom	3.2%
Germany	11.4	France	2.1
Japan	8.8	Total	100.0%
Canada	3.5

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Industrials Fund 25

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $31,431,627)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/18/17	$436,515	$419,983	$16,532
	British Pound	Buy	9/20/17	1,147,824	1,145,446	2,378
	British Pound	Sell	9/20/17	1,147,824	1,139,570	(8,254)
	Canadian Dollar	Sell	10/18/17	25,238	13,238	(12,000)
	Euro	Buy	9/20/17	423,421	423,896	(475)
	Euro	Sell	9/20/17	423,421	414,966	(8,455)
	Hong Kong Dollar	Buy	11/15/17	687,774	689,461	(1,687)
	Japanese Yen	Buy	11/15/17	640,581	639,856	725
	New Zealand Dollar	Buy	10/18/17	29,558	30,013	(455)
Barclays Bank PLC
	Hong Kong Dollar	Buy	11/15/17	484,858	485,916	(1,058)
	Swiss Franc	Buy	9/20/17	131,836	128,602	3,234
Citibank, N.A.
	British Pound	Buy	9/20/17	500,814	498,992	1,822
	Danish Krone	Buy	9/20/17	940,174	890,303	49,871
	Euro	Buy	9/20/17	374,336	354,326	20,010
	Euro	Sell	9/20/17	374,336	374,751	415
	Japanese Yen	Buy	11/15/17	751,567	749,396	2,171
Credit Suisse International
	British Pound	Buy	9/20/17	1,825,365	1,820,054	5,311
	Canadian Dollar	Sell	10/18/17	143,894	138,649	(5,245)
	Euro	Sell	9/20/17	838,025	793,133	(44,892)
	Swedish Krona	Buy	9/20/17	304,519	279,254	25,265
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	450,101	433,361	16,740
	British Pound	Buy	9/20/17	264,574	263,800	774
	British Pound	Sell	9/20/17	264,574	264,411	(163)
	Euro	Buy	9/20/17	711,142	710,128	1,014
	Euro	Sell	9/20/17	711,142	666,921	(44,221)
	Japanese Yen	Buy	11/15/17	110,713	118,015	(7,302)
HSBC Bank USA, National Association
	British Pound	Buy	9/20/17	1,087,793	1,088,040	(247)
	British Pound	Sell	9/20/17	1,087,793	1,084,489	(3,304)
	Euro	Buy	9/20/17	2,321,666	2,279,065	42,601
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/20/17	814,681	823,785	(9,104)
	Canadian Dollar	Buy	10/18/17	497,459	490,287	7,172
	Euro	Buy	9/20/17	77,560	67,381	10,179
	Japanese Yen	Buy	11/15/17	1,972,592	1,961,050	11,542
	Singapore Dollar	Buy	11/15/17	402,874	402,596	278
	Swedish Krona	Buy	9/20/17	1,355,510	1,250,079	105,431
	Swiss Franc	Buy	9/20/17	1,011,265	1,007,379	3,886
	Swiss Franc	Sell	9/20/17	1,011,265	1,010,677	(588)

26 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $31,431,627) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	British Pound	Sell	9/20/17	$1,503,219	$1,515,150	$11,931
	Canadian Dollar	Sell	10/18/17	777,476	749,181	(28,295)
	Japanese Yen	Buy	11/15/17	1,280,538	1,282,016	(1,478)
	Swedish Krona	Buy	9/20/17	586,290	540,343	45,947
	Swiss Franc	Buy	9/20/17	1,669,297	1,724,511	(55,214)
WestPac Banking Corp.
	British Pound	Buy	9/20/17	134,810	134,428	382
	British Pound	Sell	9/20/17	134,810	134,729	(81)
Unrealized appreciation						385,611
Unrealized depreciation						(232,518)
Total						$153,093

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$1,421,099	$—	$—
Health care	475,699	—	—
Industrials	57,852,318	6,263,461	—
Information technology	2,927,505	—	—
Total common stocks	62,676,621	6,263,461	—

Purchased options outstanding	134,932	—	—
Short-term investments	2,215,209	—	—
Totals by level	$65,026,762	$6,263,461	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$153,093	$—
Totals by level	$—	$153,093	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 27

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $60,133,964)	$69,325,014
Affiliated issuers (identified cost $1,965,209) (Notes 1 and 5)	1,965,209
Foreign currency (cost $39) (Note 1)	39
Dividends, interest and other receivables	129,857
Foreign tax reclaim	16,240
Receivable for shares of the fund sold	135,703
Receivable for investments sold	381,421
Unrealized appreciation on forward currency contracts (Note 1)	385,611
Prepaid assets	27,285
Total assets	72,366,379

LIABILITIES
Payable for investments purchased	1,277,019
Payable for shares of the fund repurchased	47,527
Payable for compensation of Manager (Note 2)	12,398
Payable for custodian fees (Note 2)	12,015
Payable for investor servicing fees (Note 2)	18,080
Payable for Trustee compensation and expenses (Note 2)	3,753
Payable for administrative services (Note 2)	267
Payable for distribution fees (Note 2)	22,400
Unrealized depreciation on forward currency contracts (Note 1)	232,518
Collateral on certain derivative contracts, at value (Notes 1 and 8)	250,000
Other accrued expenses	99,066
Total liabilities	1,975,043

Net assets	$70,391,336

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$60,480,931
Undistributed net investment income (Note 1)	350,274
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	214,321
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,345,810
Total — Representing net assets applicable to capital shares outstanding	$70,391,336

(Continued on next page)

28 Global Industrials Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($30,608,747 divided by 1,493,079 shares)	$20.50
Offering price per class A share (100/94.25 of $20.50)*	$21.75
Net asset value and offering price per class B share ($4,002,241 divided by 205,656 shares)**	$19.46
Net asset value and offering price per class C share ($7,218,182 divided by 370,382 shares)**	$19.49
Net asset value and redemption price per class M share ($159,243 divided by 7,936 shares)	$20.07
Offering price per class M share (100/96.50 of $20.07)*	$20.80
Net asset value, offering price and redemption price per class R share
($206,793 divided by 10,169 shares)	$20.34
Net asset value, offering price and redemption price per class Y share
($28,196,130 divided by 1,362,211 shares)	$20.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 29

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $50,887)	$1,362,443
Interest (including interest income of $22,311 from investments in affiliated issuers) (Note 5)	22,417
Securities lending (net of expenses) (Notes 1 and 5)	2,137
Total investment income	1,386,997

EXPENSES
Compensation of Manager (Note 2)	339,801
Investor servicing fees (Note 2)	110,204
Custodian fees (Note 2)	28,679
Trustee compensation and expenses (Note 2)	3,273
Distribution fees (Note 2)	145,244
Administrative services (Note 2)	1,673
Auditing and tax fees	57,411
Blue sky expense	85,738
Other	66,959
Fees waived and reimbursed by Manager (Note 2)	(134,164)
Total expenses	704,818
Expense reduction (Note 2)	(10,595)
Net expenses	694,223

Net investment income	692,774

Net realized gain on investments from unaffiliated issuers (Notes 1 and 3)	1,337,838
Net realized loss on forward currency contracts (Note 1)	(195,214)
Net realized gain on foreign currency transactions (Note 1)	41,289
Net unrealized appreciation of investments in unaffiliated issuers during the year	5,268,551
Net unrealized appreciation of forward currency contracts during the year	138,562
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,603
Net gain on investments	6,592,629

Net increase in net assets resulting from operations	$7,285,403

The accompanying notes are an integral part of these financial statements.

30 Global Industrials Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$692,774	$134,656
Net realized gain on investments
and foreign currency transactions	1,183,913	647,710
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,408,716	2,481,487
Net increase in net assets resulting from operations	7,285,403	3,263,853
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(498,832)	(36,315)
Class B	(59,559)	(4,629)
Class C	(89,913)	(4,304)
Class M	(2,684)	(322)
Class R	(2,775)	(232)
Class Y	(474,093)	(13,822)
Net realized short-term gain on investments
Class A	(63,237)	(62,825)
Class B	(8,672)	(8,009)
Class C	(12,640)	(7,445)
Class M	(412)	(556)
Class R	(382)	(402)
Class Y	(56,212)	(23,913)
From net realized long-term gain on investments
Class A	(149,145)	(249,403)
Class B	(20,453)	(31,791)
Class C	(29,812)	(29,557)
Class M	(972)	(2,208)
Class R	(901)	(1,593)
Class Y	(132,577)	(94,930)
Increase from capital share transactions (Note 4)	35,635,148	11,876,190
Total increase in net assets	41,317,280	14,567,787

NET ASSETS
Beginning of year	29,074,056	14,506,269
End of year (including undistributed net investment
income of $350,274 and $556,659, respectively)	$70,391,336	$29,074,056

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
August 31, 2017	$18.46	.27[e]	2.37	2.64	(.42)	(.18)	(.60)	—	$20.50	14.67	$30,609	1.28	1.40[e]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	—	18.46	19.58	12,431	1.28[g]	.77[g]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27	.29	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32	.48	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	—[h]	17.72	31.68	14,850	1.35	.82	238
Class B
August 31, 2017	$17.63	.10[e]	2.27	2.37	(.36)	(.18)	(.54)	—	$19.46	13.81	$4,002	2.03	.52[e]	275
August 31, 2016	15.46	—[h]	2.82	2.82	(.07)	(.58)	(.65)	—	17.63	18.67	1,442	2.03[g]	(.02)[g]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02	(.43)	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07	(.26)	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	—[h]	17.36	30.62	524	2.10	.10	238
Class C
August 31, 2017	$17.67	.09[e]	2.29	2.38	(.38)	(.18)	(.56)	—	$19.49	13.80	$7,218	2.03	.48[e]	275
August 31, 2016	15.49	—[h]	2.83	2.83	(.07)	(.58)	(.65)	—	17.67	18.70	1,939	2.03[g]	(.01)[g]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02	(.43)	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07	(.23)	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	—[h]	17.38	30.68	708	2.10	.08	238
Class M
August 31, 2017	$18.10	.21[e,f]	2.29	2.50	(.35)	(.18)	(.53)	—	$20.07	14.11	$159	1.78	1.08[e,f]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	—	18.10	19.02	104	1.78[g]	.24[g]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77	(.21)	179
August 31, 2014	17.58	—[h]	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82	.02	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	—[h]	17.58	31.00	64	1.85	.34	238
Class R
August 31, 2017	$18.33	.25[e,f]	2.33	2.58	(.39)	(.18)	(.57)	—	$20.34	14.40	$207	1.53	1.30[e,f]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	—	18.33	19.28	116	1.53[g]	.41[g]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52	.05	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57	.29	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	—[h]	17.71	31.34	72	1.60	.30	238
Class Y
August 31, 2017	$18.62	.28[e]	2.43	2.71	(.45)	(.18)	(.63)	—	$20.70	14.94	$28,196	1.03	1.42[e]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	—	18.62	19.91	13,042	1.03[g]	1.04[g]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02	.56	179
August 31, 2014	17.77	.22[i]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07	1.08[i]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	—[h]	17.77	31.97	1,933	1.10	1.04	238

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Global Industrials Fund	Global Industrials Fund 33

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.25%
August 31, 2016	0.68
August 31, 2015	0.70
August 31, 2014	0.46
August 31, 2013	0.50

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

f The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Amount represents less than $0.01 per share.

i The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

34 Global Industrials Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the industrial products, services or equipment industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Global Industrials Fund 35

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

36 Global Industrials Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange

Global Industrials Fund 37

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $91,519 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

38 Global Industrials Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from partnership income and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $228,697 to increase undistributed net investment income, $17,113 to increase paid-in capital and $245,810 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,006,516
Unrealized depreciation	(487,549)
Net unrealized appreciation	8,518,967
Undistributed ordinary income	455,964
Undistributed long-term gain	714,329
Undistributed short-term gain	219,484
Cost for federal income tax purposes	$62,924,349

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $134,164 as a result of this limit.

Global Industrials Fund 39

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$49,616	Class R	319
Class B	6,486	Class Y	43,281
Class C	10,203	Total	$110,204
Class M	299

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $198 under the expense offset arrangements and by $10,397 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $50, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

40 Global Industrials Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$61,028
Class B	1.00%	1.00%	31,954
Class C	1.00%	1.00%	50,382
Class M	1.00%	0.75%	1,097
Class R	1.00%	0.50%	783
Total			$145,244

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $51,530 and $371 from the sale of class A and class M shares, respectively, and received $2,272 and $276 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$174,415,637	$137,663,817
U.S. government securities (Long-term)	—	—
Total	$174,415,637	$137,663,817

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	1,804,055	$34,573,402	775,963	$13,330,036
Shares issued in connection with
reinvestment of distributions	37,579	687,320	20,507	337,947
	1,841,634	35,260,722	796,470	13,667,983
Shares repurchased	(1,021,842)	(19,610,314)	(680,114)	(11,841,881)
Net increase	819,792	$15,650,408	116,356	$1,826,102

Global Industrials Fund 41

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	145,142	$2,625,301	19,372	$329,943
Shares issued in connection with
reinvestment of distributions	4,977	86,845	2,765	43,743
	150,119	2,712,146	22,137	373,686
Shares repurchased	(26,228)	(486,836)	(10,424)	(161,943)
Net increase	123,891	$2,225,310	11,713	$211,743

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	303,809	$5,582,083	66,764	$1,138,660
Shares issued in connection with
reinvestment of distributions	7,535	131,720	2,604	41,306
	311,344	5,713,803	69,368	1,179,966
Shares repurchased	(50,686)	(951,025)	(23,177)	(378,033)
Net increase	260,658	$4,762,778	46,191	$801,933

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	3,948	$73,519	4,120	$68,100
Shares issued in connection with
reinvestment of distributions	227	4,068	190	3,086
	4,175	77,587	4,310	71,186
Shares repurchased	(2,002)	(37,814)	(2,532)	(43,656)
Net increase	2,173	$39,773	1,778	$27,530

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	4,942	$94,308	5,772	$102,198
Shares issued in connection with
reinvestment of distributions	180	3,269	120	1,968
	5,122	97,577	5,892	104,166
Shares repurchased	(1,267)	(23,911)	(3,486)	(59,110)
Net increase	3,855	$73,666	2,406	$45,056

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,407,920	$27,411,502	612,145	$11,042,470
Shares issued in connection with
reinvestment of distributions	35,963	662,790	7,988	132,600
	1,443,883	28,074,292	620,133	11,175,070
Shares repurchased	(782,091)	(15,191,079)	(129,356)	(2,211,244)
Net increase	661,792	$12,883,213	490,777	$8,963,826

42 Global Industrials Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	628	6.2%	$12,774

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,980,000	$14,990,475	$16,970,475	$6,384	$—
Putnam Short Term
Investment Fund**	3,638,748	78,641,026	80,314,565	22,311	1,965,209
Total Short-term
investments	$5,618,748	$93,631,501	$97,285,040	$28,695	$1,965,209

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the industrials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$97,000
Forward currency contracts (contract amount)	$39,500,000

Global Industrials Fund 43

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$385,611	Payables	$232,518
Equity contracts	Investments	134,932	Payables	—
Total		$520,543		$232,518

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(195,214)	$(195,214)
Total	$(195,214)	$(195,214)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$138,562	$138,562
Equity contracts	(5,069)	—	$(5,069)
Total	$(5,069)	$138,562	$133,493

44 Global Industrials Fund

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Global Industrials Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					Goldman	HSBC Bank	JPMorgan	State Street
	Bank of	Barclays Bank		Credit Suisse	Sachs	USA, National	Chase Bank	Bank and	WestPac
	America N.A.	PLC	Citibank, N.A.	International	International	Association	N.A.	Trust Co.	Banking Corp.	Total
Assets:
Forward currency contracts#	$19,635	$3,234	$74,289	$30,576	$18,528	$42,601	$138,488	$57,878	$382	$385,611
Purchased options**#	—	134,932	—	—	—	—	—	—	—	134,932
Total Assets	$19,635	$138,166	$74,289	$30,576	$18,528	$42,601	$138,488	$57,878	$382	$520,543
Liabilities:
Forward currency contracts#	31,326	1,058	—	50,137	51,686	3,551	9,692	84,987	81	232,518
Total Liabilities	$31,326	$1,058	$—	$50,137	$51,686	$3,551	$9,692	$84,987	$81	$232,518
Total Financial and Derivative
Net Assets	$(11,691)	$137,108	$74,289	$(19,561)	$(33,158)	$39,050	$128,796	$(27,109)	$301	$288,025
Total collateral received (pledged)†##	$—	$—	$74,289	$—	$—	$—	$128,796	$—	$—
Net amount	$(11,691)	$137,108	$—	$(19,561)	$(33,158)	$39,050	$—	$(27,109)	$301
Controlled collateral received (including
TBA commitments)**	$—	$—	$120,000	$—	$—	$—	$130,000	$—	$—	$250,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Industrials Fund	Global Industrials Fund 47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund (the fund), including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2017

Global Natural Resources Fund 23

The fund’s portfolio 8/31/17

COMMON STOCKS (96.9%)*	Shares	Value
Biotechnology (0.7%)
Calyxt, Inc. †	71,700	$1,089,840
		1,089,840
Chemicals (22.1%)
Akzo Nobel NV (Netherlands)	23,576	2,155,474
Albemarle Corp.	35,300	4,103,978
Axalta Coating Systems, Ltd. †	65,383	1,930,106
CF Industries Holdings, Inc. S	85,900	2,490,241
Dow Chemical Co. (The)	85,162	5,676,047
Evonik Industries AG (Germany)	74,276	2,407,729
Orion Engineered Carbons SA (Luxembourg)	37,728	811,152
Sherwin-Williams Co. (The)	13,500	4,580,145
Sociedad Quimica y Minera de Chile SA ADR (Chile) S	86,500	4,059,445
W.R. Grace & Co.	91,700	6,554,716
		34,769,033
Construction materials (4.1%)
Summit Materials, Inc. Class A †	86,300	2,549,302
Vulcan Materials Co.	32,200	3,904,572
		6,453,874
Containers and packaging (5.5%)
Ball Corp.	58,400	2,335,416
RPC Group PLC (United Kingdom)	144,268	1,729,347
Sealed Air Corp.	104,800	4,651,024
		8,715,787
Energy equipment and services (5.5%)
Halliburton Co.	73,576	2,867,257
Independence Contract Drilling, Inc. †	51,209	164,893
Select Energy Services, Inc. 144A Class A-1 †	303,093	4,273,611
Tenaris SA (Italy)	100,952	1,349,603
		8,655,364
Metals and mining (8.4%)
Alcoa Corp. †	171,300	7,516,644
Freeport-McMoRan, Inc. (Indonesia) †	141,000	2,083,980
Iluka Resources, Ltd. (Australia)	358,422	2,702,192
United States Steel Corp. S	32,000	851,520
		13,154,336
Mortgage real estate investment trusts (REITs) (0.9%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	61,356	1,423,459
		1,423,459
Oil, gas, and consumable fuels (47.5%)
Anadarko Petroleum Corp.	66,811	2,734,574
Cenovus Energy, Inc. (Canada)	629,207	4,922,805
Cheniere Energy, Inc. †	107,700	4,608,483
ConocoPhillips	121,017	5,283,602
EnCana Corp. (Canada)	528,226	4,927,994
ENI SpA (Italy)	220,895	3,463,244
Enterprise Products Partners LP	164,700	4,293,729
EnVen Energy Corp. 144A †	200,000	2,000,000
EOG Resources, Inc.	54,004	4,589,800

24 Global Natural Resources Fund

COMMON STOCKS (96.9%)* cont.			Shares	Value
Oil, gas, and consumable fuels cont.
EQT Corp. S			108,000	$6,732,720
Kinder Morgan, Inc.			239,600	4,631,468
Noble Energy, Inc.			133,634	3,176,480
Pioneer Natural Resources Co.			33,090	4,290,119
Plains All American Pipeline LP			181,474	3,930,727
Seven Generations Energy, Ltd. (Canada) †			364,812	5,553,615
Suncor Energy, Inc. (Canada)			239,704	7,511,205
Total SA (France)			42,111	2,177,944
				74,828,509
Road and rail (2.2%)
Norfolk Southern Corp.			29,100	3,507,132
				3,507,132
Total common stocks (cost $157,558,839)				$152,597,334

U.S. GOVERNMENT AND AGENCY			Principal
MORTGAGE OBLIGATIONS (0.1%)*			amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3.50%, 4/20/46 [i]			$141,661	$148,026
Total U.S. government and agency mortgage obligations (cost $148,026)				$148,026

			Principal
U.S. TREASURY OBLIGATIONS (0.1%)*			amount	Value
U.S. Treasury Notes 1.25%, 3/31/21 [i]			$104,000	$103,503
Total U.S. treasury obligations (cost $103,503)				$103,503

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
EnVen Energy Corp. 144A	11/6/20	$15.00	200,000	$20
EnVen Energy Corp. 144A	11/6/20	12.05	200,000	20
Total warrants (cost $40)				$40

SHORT-TERM INVESTMENTS (9.3%)*			Shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]			9,929,425	$9,929,425
Putnam Short Term Investment Fund 1.15% L			3,838,623	3,838,623
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.93% P			840,000	840,000
Total short-term investments (cost $14,608,048)				$14,608,048

TOTAL INVESTMENTS
Total investments (cost $172,418,456)				$167,456,951

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Global Natural Resources Fund 25

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $157,535,723.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $23,245 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	70.7%	France	1.4%
Canada	14.7	Netherlands	1.4
Italy	3.1	Indonesia	1.3
Chile	2.6	United Kingdom	1.1
Australia	1.7	Luxembourg	0.5
Germany	1.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $58,722,140)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/18/17	$1,941,116	$1,867,603	$73,513
	British Pound	Buy	9/20/17	7,331,865	7,312,871	18,994
	Canadian Dollar	Sell	10/18/17	1,300,573	1,309,366	8,793
	Euro	Buy	9/20/17	1,330,428	1,256,704	73,724
	Japanese Yen	Buy	11/15/17	336,135	334,915	1,220
	Norwegian Krone	Buy	9/20/17	250,087	229,570	20,517
	Swedish Krona	Buy	9/20/17	68,723	63,041	5,682

26 Global Natural Resources Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $58,722,140) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Barclays Bank PLC
	Swiss Franc	Buy	9/20/17	$2,014,075	$1,992,547	$21,528
Citibank, N.A.
	British Pound	Buy	9/20/17	2,197,321	2,190,562	6,759
	Danish Krone	Buy	9/20/17	827,232	783,352	43,880
	Euro	Buy	9/20/17	4,097,080	3,848,811	248,269
	Credit Suisse International
	Euro	Buy	9/20/17	454,040	429,717	24,323
	Goldman Sachs International
	British Pound	Buy	9/20/17	1,832,352	1,826,992	5,360
	Canadian Dollar	Buy	10/18/17	410,290	410,245	45
	Euro	Sell	9/20/17	1,700,355	1,669,713	(30,642)
	Japanese Yen	Buy	11/15/17	4,926,612	4,911,110	15,502
	HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	1,033,922	995,629	38,293
	British Pound	Buy	9/20/17	338,836	337,806	1,030
	Euro	Buy	9/20/17	1,911,113	1,816,899	94,214
	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/20/17	3,322,633	3,330,017	(7,384)
	Canadian Dollar	Sell	10/18/17	3,011,356	2,874,503	(136,853)
	Euro	Buy	9/20/17	4,441,154	4,023,511	417,643
	Japanese Yen	Buy	11/15/17	3,489,707	3,479,094	10,613
	Norwegian Krone	Buy	9/20/17	1,421,235	1,302,877	118,358
	Swedish Krona	Buy	9/20/17	385,826	353,798	32,028
	Swiss Franc	Buy	9/20/17	277,555	275,815	1,740
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	2,742,717	2,639,744	102,973
	British Pound	Buy	9/20/17	895,670	903,777	(8,107)
	Canadian Dollar	Sell	10/18/17	2,206,640	2,128,549	(78,091)
	Israeli Shekel	Buy	10/18/17	195,539	200,682	(5,143)
	Japanese Yen	Buy	11/15/17	562,321	560,552	1,769
UBS AG
	British Pound	Buy	9/20/17	956,218	953,498	2,720
	WestPac Banking Corp.
	British Pound	Buy	9/20/17	2,114,262	2,108,270	5,992
	Unrealized appreciation					1,395,482
	Unrealized depreciation					(266,220)
Total						$1,129,262

* The exchange currency for all contracts listed is the United States Dollar.

Global Natural Resources Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$77,210,262	$6,273,611	$—
Financials	1,423,459	—	—
Health care	1,089,840	—	—
Industrials	3,507,132	—	—
Materials	60,390,838	2,702,192	—
Total common stocks	143,621,531	8,975,803	—

U.S. government and agency mortgage obligations	—	148,026	—
U.S. treasury obligations	—	103,503	—
Warrants	—	40	—
Short-term investments	4,678,623	9,929,425	—
Totals by level	$148,300,154	$19,156,797	$—
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,129,262	$—
Totals by level	$—	$1,129,262	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

28 Global Natural Resources Fund

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $9,751,921 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $158,650,408)	$153,688,903
Affiliated issuers (identified cost $13,768,048) (Notes 1 and 5)	13,768,048
Foreign currency (cost $33) (Note 1)	33
Dividends, interest and other receivables	346,441
Foreign tax reclaim	27,604
Receivable for shares of the fund sold	247,460
Receivable for investments sold	126,571
Unrealized appreciation on forward currency contracts (Note 1)	1,395,482
Prepaid assets	52,096
Total assets	169,652,638

LIABILITIES
Payable for shares of the fund repurchased	353,304
Payable for compensation of Manager (Note 2)	70,337
Payable for custodian fees (Note 2)	14,108
Payable for investor servicing fees (Note 2)	54,613
Payable for Trustee compensation and expenses (Note 2)	126,232
Payable for administrative services (Note 2)	718
Payable for distribution fees (Note 2)	70,577
Unrealized depreciation on forward currency contracts (Note 1)	266,220
Collateral on securities loaned, at value (Note 1)	9,929,425
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,091,529
Other accrued expenses	139,852
Total liabilities	12,116,915
Net assets	$157,535,723

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$299,093,313
Accumulated net investment loss (Notes 1 and 7)	(72,682)
Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 7)	(137,652,837)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,832,071)
Total — Representing net assets applicable to capital shares outstanding	$157,535,723

(Continued on next page)

Global Natural Resources Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($114,709,269 divided by 7,668,163 shares)	$14.96
Offering price per class A share (100/94.25 of $14.96)*	$15.87
Net asset value and offering price per class B share ($5,658,748 divided by 437,053 shares)**	$12.95
Net asset value and offering price per class C share ($9,899,544 divided by 748,584 shares)**	$13.22
Net asset value and redemption price per class M share ($1,944,550 divided by 139,582 shares)	$13.93
Offering price per class M share (100/96.50 of $13.93)*	$14.44
Net asset value, offering price and redemption price per class R share
($7,979,595 divided by 549,193 shares)	$14.53
Net asset value, offering price and redemption price per class Y share
($17,344,017 divided by 1,143,806 shares)	$15.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Global Natural Resources Fund

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $140,968)	$2,886,100
Interest (including interest income of $27,569 from investments in affiliated issuers) (Note 5)	29,295
Securities lending (net of expenses) (Notes 1 and 5)	38,733
Total investment income	2,954,128

EXPENSES
Compensation of Manager (Note 2)	987,938
Investor servicing fees (Note 2)	399,434
Custodian fees (Note 2)	25,499
Trustee compensation and expenses (Note 2)	9,649
Distribution fees (Note 2)	471,772
Administrative services (Note 2)	4,775
Legal	159,508
Other	227,891
Fees waived and reimbursed by Manager (Note 2)	(109,730)
Total expenses	2,176,736
Expense reduction (Note 2)	(31,834)
Net expenses	2,144,902

Net investment income	809,226

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(8,639,751)
Net realized loss on forward currency contracts (Note 1)	(1,496,913)
Net realized loss on foreign currency transactions (Note 1)	(27,044)
Net unrealized appreciation of securities in unaffiliated issuers during the year	2,984,566
Net unrealized appreciation of forward currency contracts during the year	2,208,363
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	3,512
Net loss on investments	(4,967,267)

Net decrease in net assets resulting from operations	$(4,158,041)

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund 31

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$809,226	$1,924,913
Net realized loss on investments
and foreign currency transactions	(10,163,708)	(38,750,103)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,196,441	27,986,480
Net decrease in net assets resulting from operations	(4,158,041)	(8,838,710)
Decrease from capital share transactions (Notes 4 and 7)	(711,608)	(14,463,370)
Total decrease in net assets	(4,869,649)	(23,302,080)

NET ASSETS
Beginning of year	162,405,372	185,707,452
End of year (including accumulated net investment loss
of $72,682 and undistributed net investment income
of $920,596, respectively)	$157,535,723	$162,405,372

The accompanying notes are an integral part of these financial statements.

32 Global Natural Resources Fund

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Global Natural Resources Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
August 31, 2017	$15.48	.09	(.61)	(.52)	—	—	—	—	$14.96	(3.36)	$114,709	1.33[f,g]	.56[f]	119
August 31, 2016	16.22	.18	(.92)	(.74)	—	—	—	—	15.48	(4.56)	128,827	1.23[e]	1.23[e]	120
August 31, 2015	23.95	.16	(7.88)	(7.72)	(.01)	—[d]	(.01)	—	16.22	(32.24)	145,726	1.18	.82	153
August 31, 2014	20.09	.19	3.67	3.86	—	—	—	—	23.95	19.21	238,703	1.19	.83	101
August 31, 2013	19.18	.17	.91	1.08	(.17)	—	(.17)	—[d]	20.09	5.62	224,519	1.23	.85	104
Class B
August 31, 2017	$13.50	(.03)	(.52)	(.55)	—	—	—	—	$12.95	(4.07)	$5,659	2.08[f,g]	(.20)[f]	119
August 31, 2016	14.25	.06	(.81)	(.75)	—	—	—	—	13.50	(5.26)	4,493	1.98[e]	.49[e]	120
August 31, 2015	21.19	.01	(6.95)	(6.94)	—	—	—	—	14.25	(32.75)	5,578	1.93	.06	153
August 31, 2014	17.91	.02	3.26	3.28	—	—	—	—	21.19	18.31	10,791	1.94	.08	101
August 31, 2013	17.10	.02	.81	.83	(.02)	—	(.02)	—[d]	17.91	4.84	12,561	1.98	.10	104
Class C
August 31, 2017	$13.79	(.03)	(.54)	(.57)	—	—	—	—	$13.22	(4.13)	$9,900	2.08[f,g]	(.21)[f]	119
August 31, 2016	14.56	.06	(.83)	(.77)	—	—	—	—	13.79	(5.29)	6,143	1.98[e]	.48[e]	120
August 31, 2015	21.65	.01	(7.10)	(7.09)	—	—	—	—	14.56	(32.75)	7,030	1.93	.06	153
August 31, 2014	18.30	.02	3.33	3.35	—	—	—	—	21.65	18.31	12,205	1.94	.08	101
August 31, 2013	17.47	.02	.83	.85	(.02)	—	(.02)	—[d]	18.30	4.89	11,890	1.98	.10	104
Class M
August 31, 2017	$14.49	.01	(.57)	(.56)	—	—	—	—	$13.93	(3.86)	$1,945	1.83[f,g]	.06[f]	119
August 31, 2016	15.26	.10	(.87)	(.77)	—	—	—	—	14.49	(5.05)	2,271	1.73[e]	.73[e]	120
August 31, 2015	22.63	.06	(7.43)	(7.37)	—	—	—	—	15.26	(32.57)	2,703	1.68	.33	153
August 31, 2014	19.08	.07	3.48	3.55	—	—	—	—	22.63	18.61	4,247	1.69	.33	101
August 31, 2013	18.21	.06	.87	.93	(.06)	—	(.06)	—[d]	19.08	5.11	3,873	1.73	.34	104
Class R
August 31, 2017	$15.07	.05	(.59)	(.54)	—	—	—	—	$14.53	(3.58)	$7,980	1.58[f,g]	.31[f]	119
August 31, 2016	15.83	.15	(.91)	(.76)	—	—	—	—	15.07	(4.80)	7,497	1.48[e]	1.02[e]	120
August 31, 2015	23.43	.11	(7.71)	(7.60)	—	—	—	—	15.83	(32.44)	10,204	1.43	.58	153
August 31, 2014	19.70	.13	3.60	3.73	—	—	—	—	23.43	18.93	14,258	1.44	.57	101
August 31, 2013	18.81	.12	.89	1.01	(.12)	—	(.12)	—[d]	19.70	5.36	13,888	1.48	.60	104
Class Y
August 31, 2017	$15.65	.13	(.62)	(.49)	—	—	—	—	$15.16	(3.13)	$17,344	1.08[f,g]	.81[f]	119
August 31, 2016	16.36	.23	(.94)	(.71)	—	—	—	—	15.65	(4.34)	13,175	.98[e]	1.51[e]	120
August 31, 2015	24.17	.23	(7.97)	(7.74)	(.06)	(.01)	(.07)	—	16.36	(32.07)	14,466.93		1.17	153
August 31, 2014	20.23	.25	3.69	3.94	—	—	—	—	24.17	19.48	13,948.94		1.13	101
August 31, 2013	19.31	.21	.93	1.14	(.22)	—	(.22)	—[d]	20.23	5.92	46,303.98		1.01	104

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Natural Resources Fund	Global Natural Resources Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets
August 31, 2017	0.07%

g Includes one-time merger related costs of 0.04% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Global Natural Resources Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Natural Resources Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the energy and other natural resources industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies in the discovery, development, production or distribution of energy or other natural resources, in the development of technologies for the production or efficient use of energy or other natural resources, and in the furnishing of related supplies or services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Global Natural Resources Fund 37

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

38 Global Natural Resources Fund

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

Global Natural Resources Fund 39

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,735 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,929,425 and the value of securities loaned amounted to $9,751,921.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2017, the fund had a capital loss carryover of $137,937,398 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the June 16, 2017 merger, the fund acquired $14,965,793

40 Global Natural Resources Fund

in capital loss carryovers from Putnam Global Energy Fund, which are subject to limitations imposed by the Code.

The amounts of the combined carryovers and the expiration dates are:

	Loss carryover
Short-term	Long-term	Total	Expiration
$62,943,849	$26,070,061	$89,013,910	*
48,923,488	N/A	48,923,488	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, partnership income and non-deductible merger expenses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,590,815 to decrease undistributed net investment income, $281,328 to decrease paid-in capital and $1,872,143 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,349,173
Unrealized depreciation	(16,982,237)
Net unrealized depreciation	(4,633,064)
Undistributed ordinary income	1,012,700
Capital loss carryforward	(137,937,398)
Cost for federal income tax purposes	$173,219,277

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.626% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Global Natural Resources Fund 41

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $109,730 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class A	$310,712	Class R	18,893
Class B	11,232	Class Y	36,278
Class C	17,049	Total	$399,434
Class M	5,270

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $274 under the expense offset arrangements and by $31,560 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

42 Global Natural Resources Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$306,138
Class B	1.00%	1.00%	44,677
Class C	1.00%	1.00%	68,016
Class M	1.00%	0.75%	15,599
Class R	1.00%	0.50%	37,342
Total			$471,772

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,226 and $315 from the sale of class A and class M shares, respectively, and received $1,909 and $157 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $171 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$183,340,744	$199,737,936
U.S. government securities (Long-term)	—	—
Total	$183,340,744	$199,737,936

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	554,164	$9,641,226	1,057,287	$15,641,890
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	749,613	11,045,856	—	—
	1,303,777	20,687,082	1,057,287	15,641,890
Shares repurchased	(1,956,275)	(30,671,682)	(1,720,651)	(25,390,342)
Net decrease	(652,498)	$(9,984,600)	(663,364)	$(9,748,452)

Global Natural Resources Fund 43

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	26,434	$117,950	63,777	$791,761
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	201,408	2,572,865	—	—
	227,842	2,690,815	63,777	791,761
Shares repurchased	(123,530)	(1,686,392)	(122,422)	(1,586,660)
Net increase (decrease)	104,312	$1,004,423	(58,645)	$(794,899)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	69,567	$558,081	80,700	$1,051,000
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	398,266	5,196,413	—	—
	467,833	5,754,494	80,700	1,051,000
Shares repurchased	(164,658)	(2,267,739)	(118,181)	(1,564,973)
Net increase (decrease)	303,175	$3,486,755	(37,481)	$(513,973)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	12,835	$204,982	18,291	$254,833
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	14,629	200,958	—	—
	27,464	405,940	18,291	254,833
Shares repurchased	(44,587)	(652,868)	(38,732)	(537,791)
Net decrease	(17,123)	$(246,928)	(20,441)	$(282,958)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	185,574	$2,564,548	236,467	$3,419,454
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	109,082	1,562,052	—	—
	294,656	4,126,600	236,467	3,419,454
Shares repurchased	(242,772)	(3,693,794)	(383,649)	(5,714,467)
Net increase (decrease)	51,884	$432,806	(147,182)	$(2,295,013)

44 Global Natural Resources Fund

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	501,676	$7,862,730	424,066	$6,032,209
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	197,800	2,952,969	—	—
	699,476	10,815,699	424,066	6,032,209
Shares repurchased	(397,281)	(6,219,763)	(466,728)	(6,860,284)
Net increase (decrease)	302,195	$4,595,936	(42,662)	$(828,075)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as of
Name of affiliate	of 8/31/16	cost	proceeds	income	8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,680,375	$106,221,554	$102,972,504	$77,289	$9,929,425
Putnam Short Term
Investment Fund**	10,405,952	85,885,090	92,452,419	27,569	3,838,623
Total Short-term
investments	$17,086,327	$192,106,644	$195,424,923	$104,858	$13,768,048

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the natural resources sector, which involves more risk than a fund that invests more broadly.

Note 7: Acquisition of Putnam Global Energy Fund

On June 19, 2017, the fund issued 749,613, 201,408, 398,266, 14,629, 109,082 and 197,800 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,744,626, 418,649, 844,723, 32,198, 249,977 and 462,587 class A, class B, class C, class M, class R and class Y shares of Putnam Global Energy Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Global Energy Fund, with a fair value of $21,118,632 and an identified cost of $24,145,530 at June 16, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Global Energy Fund on June 16, 2017, were $135,728,267 and $23,531,113, respectively. On June 16, 2017, Putnam Global Energy Fund had distributions in excess of net investment income of $211,689, accumulated net realized loss

Global Natural Resources Fund 45

of $15,341,388 and unrealized depreciation of $3,026,898. The aggregate net assets of the fund immediately following the acquisition were $159,259,380.

Assuming the acquisition had been completed on September 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$1,000,162
Net loss on investments	$(8,293,984)
Net decrease in net assets resulting from operations	$(7,293,822)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Energy Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$85,100,000
Warrants (number of warrants)	350,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,395,482	Payables	$266,220
Equity contracts	Investments	40	Payables	—
Total		$1,395,522		$266,220

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,496,913)	$(1,496,913)
Total	$(1,496,913)	$(1,496,913)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$2,208,363	$2,208,363
Equity Contracts	—	—	—
Total	$—	$2,208,363	$2,208,363

46 Global Natural Resources Fund

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Global Natural Resources Fund 47

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$202,443	$21,528	$298,908	$24,323	$20,907	$133,537	$580,382	$104,742	$2,720	$5,992	$1,395,482
Total Assets	$202,443	$21,528	$298,908	$24,323	$20,907	$133,537	$580,382	$104,742	$2,720	$5,992	$1,395,482
Liabilities:
Forward currency contracts #	—	—	—	—	30,642	—	144,237	91,341	—	—	266,220
Total Liabilities	$—	$—	$—	$—	$30,642	$—	$144,237	$91,341	$—	$—	$266,220
Total Financial and Derivative Net Assets	$202,443	$21,528	$298,908	$24,323	$(9,735)	$133,537	$436,145	$13,401	$2,720	$5,992	$1,129,262
Total collateral received (pledged)†##	$148,026	$—	$298,908	$—	$—	$103,503	$436,145	$—	$—	$—
Net amount	$54,417	$21,528	$—	$24,323	$(9,735)	$30,034	$—	$13,401	$2,720	$5,992
Controlled collateral received (including
TBA commitments)**	$148,026	$—	$360,000	$—	$—	$103,503	$480,000	$—	$—	$—	$1,091,529
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

48 Global Natural Resources Fund	Global Natural Resources Fund 49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Technology Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Technology Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2017

Global Technology Fund 23

The fund’s portfolio 8/31/17

COMMON STOCKS (94.1%)*	Shares	Value
Biotechnology (0.4%)
Calyxt, Inc. †	50,719	$770,929
		770,929
Communications equipment (2.7%)
Nokia OYJ (Finland)	394,006	2,439,033
O-Net Technologies Group, Ltd. (China) † S	4,078,000	2,442,296
		4,881,329
Electronic equipment, instruments, and components (1.8%)
TDK Corp. (Japan)	47,600	3,199,207
		3,199,207
Internet and direct marketing retail (3.5%)
Amazon.com, Inc. †	3,423	3,356,594
MakeMyTrip, Ltd. (India) †	87,052	2,968,473
		6,325,067
Internet software and services (30.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	34,076	5,852,212
Alphabet, Inc. Class A †	620	592,249
Alphabet, Inc. Class C †	19,234	18,067,073
Delivery Hero Holding GmbH (acquired 6/12/15, cost $69,318) (Private)
(Germany) † ∆∆ F	2,700	87,073
Facebook, Inc. Class A †	77,850	13,387,865
GoDaddy, Inc. Class A †	104,458	4,681,808
Instructure, Inc. † S	107,814	3,191,294
LogMeIn, Inc.	22,877	2,617,129
Okta, Inc. † S	56,037	1,512,439
SMS Co., Ltd. (Japan)	87,200	2,825,059
Tencent Holdings, Ltd. (China)	78,900	3,352,576
		56,166,777
IT Services (8.1%)
DXC Technology Co.	64,517	5,483,945
Fidelity National Information Services, Inc.	26,635	2,474,924
Visa, Inc. Class A	66,082	6,840,809
		14,799,678
Media (4.0%)
Charter Communications, Inc. Class A †	6,012	2,396,022
DISH Network Corp. Class A †	40,653	2,329,010
Live Nation Entertainment, Inc. † S	62,280	2,488,709
		7,213,741
Semiconductors and semiconductor equipment (16.2%)
AIXTRON SE (Germany) †	199,858	1,932,633
Applied Materials, Inc.	63,778	2,877,663
Broadcom, Ltd.	17,132	4,318,463
Cavium, Inc. †	42,717	2,704,413
Holtek Semiconductor, Inc. (Taiwan)	1,188,000	2,178,526
Micron Technology, Inc. †	24,870	795,094
NXP Semiconductor NV †	6,600	745,536
Qorvo, Inc. †	23,375	1,711,518
Rohm Co., Ltd. (Japan)	43,800	3,442,114
SCREEN Holdings Co., Ltd. (Japan)	38,900	2,534,504

24 Global Technology Fund

COMMON STOCKS (94.1%)* cont.	Shares	Value
Semiconductors and semiconductor equipment cont.
SK Hynix, Inc. (South Korea)	56,194	$3,457,514
STMicroelectronics NV (France)	159,588	2,765,183
		29,463,161
Software (16.3%)
Adobe Systems, Inc. †	10,317	1,600,786
Everbridge, Inc. † S	111,467	2,582,690
Microsoft Corp.	153,271	11,460,073
NCSOFT Corp. (South Korea)	11,221	3,837,874
Nintendo Co., Ltd. (Japan)	4,900	1,647,083
Oracle Corp.	61,053	3,072,797
RealPage, Inc. †	52,233	2,251,242
salesforce.com, Inc. †	13,387	1,278,325
Ubisoft Entertainment SA (France) †	28,068	1,869,823
		29,600,693
Technology hardware, storage, and peripherals (10.3%)
Apple, Inc.	87,393	14,332,452
Casetek Holdings, Ltd. (Taiwan)	793,000	2,629,234
Lenovo Group, Ltd. (China)	3,412,000	1,866,808
		18,828,494
Total common stocks (cost $133,430,336)		$171,249,076

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15,
cost $152,246) (Private) † ∆∆ F	4,502	$197,614
Total convertible preferred stocks (cost $152,246)		$197,614

	Principal amount/
SHORT-TERM INVESTMENTS (13.3%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	Shares	13,132,370	$13,132,370
Putnam Short Term Investment Fund 1.15% L	Shares	10,893,828	10,893,828
U.S. Treasury Bills 1.027%, 12/7/17		$121,000	120,682
Total short-term investments (cost $24,146,869)			$24,146,880

TOTAL INVESTMENTS
Total investments (cost $157,729,451)			$195,593,570

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $181,977,160.

† This security is non-income-producing.

Global Technology Fund 25

 ∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $284,687, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $98,731 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	72.0%	France	2.5%
Japan	7.5	India	1.6
China	7.4	Finland	1.3
South Korea	4.0	Germany	1.1
Taiwan	2.6	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $18,477,933)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Buy	9/20/17	$461,355	$460,104	$1,251
	Canadian Dollar	Buy	10/18/17	1,134,566	1,092,990	41,576
	Japanese Yen	Buy	11/15/17	718,574	717,249	1,325
Barclays Bank PLC
	Hong Kong Dollar	Buy	11/15/17	9,104	9,126	(22)
Citibank, N.A.
	Euro	Sell	9/20/17	253,290	250,519	(2,771)
Credit Suisse International
	Swedish Krona	Buy	9/20/17	551,185	505,454	45,731
Goldman Sachs International
	Chinese Yuan (Offshore)	Sell	11/15/17	3,440,421	3,365,489	(74,932)
	Euro	Buy	9/20/17	833,856	798,934	34,922
	Euro	Sell	9/20/17	833,856	834,785	929
HSBC Bank USA, National Association
	Euro	Buy	9/20/17	1,504,252	1,486,541	17,711
	Euro	Sell	9/20/17	1,504,252	1,426,886	(77,366)

26 Global Technology Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $18,477,933) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Euro	Buy	9/20/17	$3,471,360	$3,347,835	$123,525
	Japanese Yen	Sell	11/15/17	1,999,783	1,992,847	(6,936)
	Swedish Krona	Buy	9/20/17	238,491	218,694	19,797
State Street Bank and Trust Co.
	Euro	Buy	9/20/17	374,812	354,725	20,087
	Euro	Sell	9/20/17	374,812	375,228	416
	Israeli Shekel	Buy	10/18/17	847,997	865,810	(17,813)
	Japanese Yen	Sell	11/15/17	373,187	374,717	1,530
Unrealized appreciation						308,800
Unrealized depreciation						(179,840)
Total						$128,960

* The exchange currency for all contracts listed is the United States Dollar.

Global Technology Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Consumer discretionary	$13,538,808	$—	$—
Health care	770,929	—	—
Information technology	123,439,471	33,412,795	87,073
Total common stocks	137,749,208	33,412,795	87,073
Convertible preferred stocks	—	—	197,614
Short-term investments	10,893,828	13,253,052	—
Totals by level	$148,643,036	$46,665,847	$284,687

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$128,960	$—
Totals by level	$—	$128,960	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Global Technology Fund

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $12,701,672 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $133,703,253)	$171,567,372
Affiliated issuers (identified cost $24,026,198) (Notes 1 and 5)	24,026,198
Cash	2,651,605
Foreign currency (cost $56,941) (Note 1)	56,941
Dividends, interest and other receivables	198,521
Receivable for shares of the fund sold	1,129,624
Receivable for investments sold	1,482,458
Unrealized appreciation on forward currency contracts (Note 1)	308,800
Prepaid assets	33,989
Total assets	201,455,508

LIABILITIES
Payable for investments purchased	5,617,865
Payable for shares of the fund repurchased	231,835
Payable for compensation of Manager (Note 2)	86,872
Payable for custodian fees (Note 2)	9,463
Payable for investor servicing fees (Note 2)	48,471
Payable for Trustee compensation and expenses (Note 2)	4,740
Payable for administrative services (Note 2)	547
Payable for distribution fees (Note 2)	56,434
Unrealized depreciation on forward currency contracts (Note 1)	179,840
Collateral on securities loaned, at value (Note 1)	13,132,370
Other accrued expenses	109,911
Total liabilities	19,478,348

Net assets	$181,977,160

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$133,870,700
Distributions in excess of net investment income (Note 1)	(129,094)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	10,242,364
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	37,993,190
Total — Representing net assets applicable to capital shares outstanding	$181,977,160

(Continued on next page)

Global Technology Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($89,448,598 divided by 2,615,145 shares)	$34.20
Offering price per class A share (100/94.25 of $34.20)*	$36.29
Net asset value and offering price per class B share ($6,550,527 divided by 204,298 shares)**	$32.06
Net asset value and offering price per class C share ($17,490,104 divided by 545,735 shares)**	$32.05
Net asset value and redemption price per class M share ($1,690,964 divided by 51,571 shares)	$32.79
Offering price per class M share (100/96.50 of $32.79)*	$33.98
Net asset value, offering price and redemption price per class R share
($576,864 divided by 17,207 shares)	$33.52
Net asset value, offering price and redemption price per class Y share
($66,220,103 divided by 1,897,636 shares)	$34.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Global Technology Fund

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $28,706)	$912,420
Interest (including interest income of $33,936 from investments in affiliated issuers) (Note 5)	33,936
Securities lending (net of expenses) (Notes 1 and 5)	27,117
Total investment income	973,473

EXPENSES
Compensation of Manager (Note 2)	667,859
Investor servicing fees (Note 2)	219,236
Custodian fees (Note 2)	22,554
Trustee compensation and expenses (Note 2)	6,129
Distribution fees (Note 2)	295,510
Administrative services (Note 2)	3,057
Blue sky expense	84,468
Other	144,010
Fees waived and reimbursed by Manager (Note 2)	(44,165)
Total expenses	1,398,658
Expense reduction (Note 2)	(5,091)
Net expenses	1,393,567

Net investment loss	(420,094)

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	11,003,967
Net realized gain on forward currency contracts (Note 1)	3,931
Net realized loss on foreign currency transactions (Note 1)	(575)
Net unrealized appreciation of securities in unaffiliated issuers during the year	26,702,925
Net unrealized appreciation of forward currency contracts during the year	173,291
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,093)
Net gain on investments	37,880,446

Net increase in net assets resulting from operations	$37,460,352

The accompanying notes are an integral part of these financial statements.

Global Technology Fund 31

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income (loss)	$(420,094)	$212,782
Net realized gain on investments
and foreign currency transactions	11,007,323	378,691
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	26,873,123	6,671,866
Net increase in net assets resulting from operations	37,460,352	7,263,339
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(228,198)	(31,296)
Class B	(6,162)	(3,997)
Class C	(11,487)	(5,488)
Class M	(1,168)	(423)
Class R	(1,567)	(201)
Class Y	(240,322)	(10,505)
Net realized short-term gain on investments
Class A	(62,612)	—
Class B	(8,945)	—
Class C	(13,254)	—
Class M	(720)	—
Class R	(526)	—
Class Y	(50,772)	—
From net realized long-term gain on investments
Class A	—	(971,038)
Class B	—	(124,020)
Class C	—	(170,271)
Class M	—	(13,109)
Class R	—	(6,240)
Class Y	—	(325,928)
Increase from capital share transactions (Note 4)	86,543,519	28,485,207
Total increase in net assets	123,378,138	34,086,030

NET ASSETS
Beginning of year	58,599,022	24,512,992
End of year (including distributions in excess of net
investment income of $129,094 and undistributed net
investment income of $307,855, respectively)	$181,977,160	$58,599,022

The accompanying notes are an integral part of these financial statements.

32 Global Technology Fund

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Global Technology Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
August 31, 2017	$24.69	(.11)	9.83	9.72	(.16)	(.05)	(.21)	—	$34.20	39.66	$89,449	1.28	(.36)	61
August 31, 2016	21.18	.12[g]	4.44	4.56	—	(1.05)	(1.05)	—	24.69	21.92	30,322	1.28[f]	.52[f,g]	62
August 31, 2015	22.00	(.05)	.34	.29	—	(1.11)	(1.11)	—	21.18	1.21	16,193	1.26	(.22)	111
August 31, 2014	16.67	(.04)	5.37	5.33	—	—	—	—	22.00	31.97	10,313	1.29	(.22)	50
August 31, 2013	16.26	.01	.40	.41	—	—	—	—[e]	16.67	2.52	8,355	1.36	.05	54
Class B
August 31, 2017	$23.20	(.31)	9.25	8.94	(.03)	(.05)	(.08)	—	$32.06	38.63	$6,551	2.03	(1.16)	61
August 31, 2016	20.10	(.04) [g]	4.19	4.15	—	(1.05)	(1.05)	—	23.20	21.04	4,098	2.03[f]	(.17) [f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,137	2.01	(.98)	111
August 31, 2014	16.10	(.18)	5.17	4.99	—	—	—	—	21.09	30.99	1,781	2.04	(.97)	50
August 31, 2013	15.82	(.11)	.39	.28	—	—	—	—[e]	16.10	1.77	1,105	2.11	(.70)	54
Class C
August 31, 2017	$23.19	(.31)	9.26	8.95	(.04)	(.05)	(.09)	—	$32.05	38.69	$17,490	2.03	(1.11)	61
August 31, 2016	20.10	(.05) [g]	4.19	4.14	—	(1.05)	(1.05)	—	23.19	20.98	5,503	2.03[f]	(.22) [f,g]	62
August 31, 2015	21.09	(.20)	.32	.12	—	(1.11)	(1.11)	—	20.10	.43	2,599	2.01	(.98)	111
August 31, 2014	16.09	(.18)	5.18	5.00	—	—	—	—	21.09	31.08	1,801	2.04	(.98)	50
August 31, 2013	15.82	(.11)	.38	.27	—	—	—	—[e]	16.09	1.71	1,199	2.11	(.70)	54
Class M
August 31, 2017	$23.70	(.23)	9.44	9.21	(.07)	(.05)	(.12)	—	$32.79	39.03	$1,691	1.78	(.81)	61
August 31, 2016	20.47	(.01) [g]	4.29	4.28	—	(1.05)	(1.05)	—	23.70	21.30	323	1.78[f]	(.03) [f,g]	62
August 31, 2015	21.40	(.16)	.34	.18	—	(1.11)	(1.11)	—	20.47	.72	188	1.76	(.74)	111
August 31, 2014	16.30	(.14)	5.24	5.10	—	—	—	—	21.40	31.29	162	1.79	(.72)	50
August 31, 2013	15.98	(.07)	.39	.32	—	—	—	—[e]	16.30	2.00	92	1.86	(.44)	54
Class R
August 31, 2017	$24.23	(.18)	9.65	9.47	(.13)	(.05)	(.18)	—	$33.52	39.34	$577	1.53	(.62)	61
August 31, 2016	20.85	.05[g]	4.38	4.43	—	(1.05)	(1.05)	—	24.23	21.64	211	1.53[f]	.25[f,g]	62
August 31, 2015	21.73	(.10)	.33	.23	—	(1.11)	(1.11)	—	20.85	.94	165	1.51	(.45)	111
August 31, 2014	16.50	(.09)	5.32	5.23	—	—	—	—	21.73	31.70	50	1.54	(.47)	50
August 31, 2013	16.14	(.03)	.38	.35	—	—	—	.01	16.50	2.23	24	1.61	(.17)	54
Class Y
August 31, 2017	$25.16	(.03)	10.03	10.00	(.21)	(.05)	(.26)	—	$34.90	40.10	$66,220	1.03	(.11)	61
August 31, 2016	21.52	.31[g,h]	4.38	4.69	—	(1.05)	(1.05)	—	25.16	22.19	18,142	1.03[f]	1.35[f,g,h]	62
August 31, 2015	22.29	—[e]	.34	.34	—	(1.11)	(1.11)	—	21.52	1.43	3,231	1.01	.01	111
August 31, 2014	16.84	.01	5.44	5.45	—	—	—	—	22.29	32.36	4,894	1.04	.03	50
August 31, 2013	16.39	.05	.40	.45	—	—	—	—[e]	16.84	2.75	1,794	1.11	.31	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Technology Fund	Global Technology Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.04%
August 31, 2016	0.26
August 31, 2015	0.48
August 31, 2014	0.74
August 31, 2013	0.49

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.16	0.70%
Class B	0.15	0.73
Class C	0.15	0.70
Class M	0.14	0.66
Class R	0.16	0.73
Class Y	0.28	1.20

h The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 Global Technology Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the technology industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that have, or will develop, products, processes or services that will provide advances and improvements through technology to consumers, enterprises and governments worldwide. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Global Technology Fund 37

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

38 Global Technology Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $112,405 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

Global Technology Fund 39

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $101,529 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,132,370 and the value of securities loaned amounted to $12,701,672.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign

40 Global Technology Fund

currency gains and losses, realized gains and losses on passive foreign investment companies, net operating loss and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $472,049 to decrease distributions in excess of net investment income and $472,049 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$39,514,039
Unrealized depreciation	(1,795,690)
Net unrealized appreciation	37,718,349
Undistributed short-term gain	8,870,861
Undistributed long-term gain	1,517,139
Cost for federal income tax purposes	$158,004,181

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.622% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $44,165 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Global Technology Fund 41

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$107,576	Class R	769
Class B	11,340	Class Y	77,136
Class C	20,816	Total	$219,236
Class M	1,599

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $329 under the expense offset arrangements and by $4,762 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $113, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$131,642
Class B	1.00%	1.00%	54,773
Class C	1.00%	1.00%	101,324
Class M	1.00%	0.75%	5,902
Class R	1.00%	0.50%	1,869
Total			$295,510

42 Global Technology Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $86,171 and $3,863 from the sale of class A and class M shares, respectively, and received $3,538 and $424 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$142,275,086	$62,488,711
U.S. government securities (Long-term)	—	—
Total	$142,275,086	$62,488,711

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	2,047,807	$60,876,316	752,053	$17,058,846
Shares issued in connection with
reinvestment of distributions	11,295	285,524	43,207	983,396
	2,059,102	61,161,840	795,260	18,042,242
Shares repurchased	(672,323)	(20,063,631)	(331,523)	(7,278,762)
Net increase	1,386,779	$41,098,209	463,737	$10,763,480

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	78,670	$2,005,161	81,843	$1,728,359
Shares issued in connection with
reinvestment of distributions	622	14,813	5,875	126,254
	79,292	2,019,974	87,718	1,854,613
Shares repurchased	(51,661)	(1,403,397)	(17,367)	(365,834)
Net increase	27,631	$616,577	70,351	$1,488,779

Global Technology Fund 43

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	372,256	$10,266,716	165,192	$3,487,655
Shares issued in connection with
reinvestment of distributions	1,036	24,659	8,062	173,261
	373,292	10,291,375	173,254	3,660,916
Shares repurchased	(64,826)	(1,795,527)	(65,282)	(1,351,467)
Net increase	308,466	$8,495,848	107,972	$2,309,449

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	42,523	$1,201,224	7,652	$168,083
Shares issued in connection with
reinvestment of distributions	78	1,887	617	13,532
	42,601	1,203,111	8,269	181,615
Shares repurchased	(4,675)	(121,418)	(3,799)	(78,195)
Net increase	37,926	$1,081,693	4,470	$103,420

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	15,020	$407,907	7,757	$173,830
Shares issued in connection with
reinvestment of distributions	66	1,646	169	3,791
	15,086	409,553	7,926	177,621
Shares repurchased	(6,597)	(179,657)	(7,138)	(150,473)
Net increase	8,489	$229,896	788	$27,148

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,477,902	$43,799,297	721,992	$17,101,650
Shares issued in connection with
reinvestment of distributions	11,295	290,852	14,516	336,200
	1,489,197	44,090,149	736,508	17,437,850
Shares repurchased	(312,504)	(9,068,853)	(165,695)	(3,644,919)
Net increase	1,176,693	$35,021,296	570,813	$13,792,931

44 Global Technology Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,185,731	$82,562,169	$75,615,530	$74,354	$13,132,370
Putnam Short Term
Investment Fund**	4,346,457	85,792,418	79,245,047	33,936	10,893,828
Total Short-term
investments	$10,532,188	$168,354,587	$154,860,577	$108,290	$24,026,198

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the technology sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$18,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$308,800	Payables	$179,840
Total		$308,800		$179,840

Global Technology Fund 45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$3,931	$3,931
Total	$3,931	$3,931

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$173,291	$173,291
Total	$173,291	$173,291

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts #	$44,152	$—	$—	$45,731	$35,851	$17,711	$143,322	$22,033	$308,800
Total Assets	$44,152	$—	$—	$45,731	$35,851	$17,711	$143,322	$22,033	$308,800
Liabilities:
Forward currency contracts #	—	22	2,771	—	74,932	77,366	6,936	17,813	179,840
Total Liabilities	$—	$22	$2,771	$—	$74,932	$77,366	$6,936	$17,813	$179,840
Total Financial and Derivative Net Assets	$44,152	$(22)	$(2,771)	$45,731	$(39,081)	$(59,655)	$136,386	$4,220	$128,960
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$112,405	$—
Net amount	$44,152	$(22)	$(2,771)	$45,731	$(39,081)	$(59,655)	$23,981	$4,220
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$112,405	$—	$112,405
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Technology Fund	Global Technology Fund 47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Telecommunications Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Telecommunications Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2017

22 Global Telecommunications Fund

The fund’s portfolio 8/31/17

COMMON STOCKS (97.3%)*	Shares	Value
Diversified telecommunication services (30.4%)
AT&T, Inc.	68,616	$2,570,355
Cellnex Telecom, SA 144A (Spain)	51,623	1,153,196
Com Hem Holding AB (Sweden)	87,509	1,303,976
Euskaltel SA (Spain)	91,868	936,268
Telecom Italia SpA RSP (Italy)	1,632,710	1,268,239
Verizon Communications, Inc.	24,200	1,160,874
		8,392,908
Equity real estate investment trusts (REITs) (4.4%)
American Tower Corp.	8,300	1,228,815
		1,228,815
Internet software and services (2.5%)
Tencent Holdings, Ltd. ADR (China) S	16,100	681,513
		681,513
IT Services (4.8%)
InterXion Holding NV (Netherlands) †	25,600	1,327,360
		1,327,360
Media (21.9%)
Altice NV Class A (Netherlands) †	53,193	1,226,579
Charter Communications, Inc. Class A †	4,242	1,690,607
Comcast Corp. Class A	27,000	1,096,470
Liberty Global PLC Ser. C (United Kingdom) †	30,000	990,900
Live Nation Entertainment, Inc. † S	26,300	1,050,948
		6,055,504
Wireless telecommunication services (33.3%)
KDDI Corp. (Japan)	61,400	1,659,095
SoftBank Corp. (Japan)	31,300	2,547,150
Sprint Corp. † S	106,500	878,625
T-Mobile US, Inc. †	17,500	1,132,425
Tim Participacoes SA ADR (Brazil)	55,200	983,112
Turkcell Iletisim Hizmetleri AS ADR (Turkey)	74,800	707,608
Vodafone Group PLC (United Kingdom)	448,224	1,283,231
		9,191,246
Total common stocks (cost $21,119,072)		$26,877,346

SHORT-TERM INVESTMENTS (10.9%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	2,386,850	$2,386,850
Putnam Short Term Investment Fund 1.15% L	619,510	619,510
Total short-term investments (cost $3,006,360)		$3,006,360

TOTAL INVESTMENTS
Total investments (cost $24,125,432)		$29,883,706

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Global Telecommunications Fund 23

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $27,631,109.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $101,938 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	41.5%	Italy	4.6%
Japan	15.3	Brazil	3.6
Netherlands	9.3	Turkey	2.6
United Kingdom	8.3	China	2.5
Spain	7.6	Total	100.0%
Sweden	4.7

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $9,278,438)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	10/18/17	$270,140	$259,910	$10,230
	British Pound	Buy	9/20/17	1,107,329	1,104,326	3,003
	British Pound	Sell	9/20/17	1,107,329	1,112,306	4,977
	Euro	Sell	9/20/17	434,858	414,369	(20,489)
	Japanese Yen	Buy	11/15/17	136,885	136,072	813
	Norwegian Krone	Buy	9/20/17	53,086	51,969	1,117
	Swedish Krona	Sell	9/20/17	221,399	202,903	(18,496)
Barclays Bank PLC
	Hong Kong Dollar	Buy	11/15/17	145,631	145,996	(365)
Citibank, N.A.
	British Pound	Buy	9/20/17	402,359	401,122	1,237
	Danish Krone	Buy	9/20/17	104,115	98,592	5,523
	Euro	Sell	9/20/17	582,829	544,503	(38,326)

24 Global Telecommunications Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $9,278,438) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Credit Suisse International
	Canadian Dollar	Buy	10/18/17	$95,342	$91,867	$3,475
	Euro	Buy	9/20/17	44,916	40,498	4,418
	New Zealand Dollar	Buy	10/18/17	83,580	84,753	(1,173)
	Norwegian Krone	Buy	9/20/17	145,462	133,342	12,120
	Swedish Krona	Sell	9/20/17	126,564	116,063	(10,501)
	Swiss Franc	Buy	9/20/17	182,671	181,516	1,155
	Goldman Sachs International
	Euro	Sell	9/20/17	475,484	448,450	(27,034)
	Japanese Yen	Buy	11/15/17	80,077	79,825	252
	New Zealand Dollar	Buy	10/18/17	23,101	23,427	(326)
	HSBC Bank USA, National Association
	Canadian Dollar	Buy	10/18/17	55,683	53,670	2,013
	Euro	Buy	9/20/17	164,412	157,891	6,521
	Euro	Sell	9/20/17	164,412	156,144	(8,268)
	JPMorgan Chase Bank N.A.
	British Pound	Sell	9/20/17	162,367	166,581	4,214
	Canadian Dollar	Buy	10/18/17	219,526	211,498	8,028
	Euro	Buy	9/20/17	499,670	482,898	16,772
	Japanese Yen	Buy	11/15/17	17,841	17,785	56
	Norwegian Krone	Buy	9/20/17	126,739	116,185	10,554
	Singapore Dollar	Buy	11/15/17	604,127	603,710	417
	Swedish Krona	Sell	9/20/17	133,151	118,906	(14,245)
	Swiss Franc	Buy	9/20/17	5,637	5,601	36
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	104,083	100,176	3,907
	British Pound	Buy	9/20/17	310,761	310,077	684
	Israeli Shekel	Buy	10/18/17	124,444	127,717	(3,273)
	Japanese Yen	Buy	11/15/17	141,104	142,657	(1,553)
	Norwegian Krone	Buy	9/20/17	44,163	40,484	3,679
	Swedish Krona	Sell	9/20/17	312,051	286,153	(25,898)
UBS AG
	Canadian Dollar	Buy	10/18/17	215,440	207,584	7,856
	Swiss Franc	Buy	9/20/17	110,333	109,656	677
	WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	26,458	25,484	974
	Canadian Dollar	Buy	10/18/17	172,016	165,772	6,244
	Unrealized appreciation					120,952
	Unrealized depreciation					(169,947)
Total						$(48,995)

* The exchange currency for all contracts listed is the United States Dollar.

Global Telecommunications Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Consumer discretionary	$6,055,504	$—	$—
Information technology	2,008,873	—	—
Real estate	1,228,815	—	—
Telecommunication services	13,377,909	4,206,245	—
Total common stocks	22,671,101	4,206,245	—
Short-term investments	619,510	2,386,850	—
Totals by level	$23,290,611	$6,593,095	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(48,995)	$—
Totals by level	$—	$(48,995)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

26 Global Telecommunications Fund

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $2,338,737 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $21,119,072)	$26,877,346
Affiliated issuers (identified cost $3,006,360) (Notes 1 and 5)	3,006,360
Dividends, interest and other receivables	2,583
Foreign tax reclaim	881
Receivable for shares of the fund sold	451,019
Receivable for investments sold	685,908
Receivable from Manager (Note 2)	4,745
Unrealized appreciation on forward currency contracts (Note 1)	120,952
Prepaid assets	25,917
Total assets	31,175,711

LIABILITIES
Payable to custodian	21,692
Payable for shares of the fund repurchased	871,949
Payable for custodian fees (Note 2)	5,441
Payable for investor servicing fees (Note 2)	9,609
Payable for Trustee compensation and expenses (Note 2)	3,967
Payable for administrative services (Note 2)	109
Payable for distribution fees (Note 2)	11,415
Unrealized depreciation on forward currency contracts (Note 1)	169,947
Collateral on securities loaned, at value (Note 1)	2,386,850
Other accrued expenses	63,623
Total liabilities	3,544,602

Net assets	$27,631,109

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$23,555,853
Undistributed net investment income (Note 1)	12,179
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,646,240)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,709,317
Total — Representing net assets applicable to capital shares outstanding	$27,631,109

(Continued on next page)

Global Telecommunications Fund 27

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($14,616,640 divided by 909,885 shares)	$16.06
Offering price per class A share (100/94.25 of $16.06)*	$17.04
Net asset value and offering price per class B share ($2,699,735 divided by 173,812 shares)**	$15.53
Net asset value and offering price per class C share ($2,990,172 divided by 192,732 shares)**	$15.51
Net asset value and redemption price per class M share ($73,602 divided by 4,627 shares)	$15.91
Offering price per class M share (100/96.50 of $15.91)*	$16.49
Net asset value, offering price and redemption price per class R share
($402,248 divided by 24,740 shares)	$16.26
Net asset value, offering price and redemption price per class Y share
($6,848,712 divided by 424,064 shares)	$16.15

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28 Global Telecommunications Fund

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $29,505)	$496,801
Interest (including interest income of $7,370 from investments in affiliated issuers) (Note 5)	7,370
Securities lending (net of expenses) (Notes 1 and 5)	6,102
Total investment income	510,273

EXPENSES
Compensation of Manager (Note 2)	172,397
Investor servicing fees (Note 2)	62,586
Custodian fees (Note 2)	12,070
Trustee compensation and expenses (Note 2)	1,647
Distribution fees (Note 2)	106,102
Administrative services (Note 2)	798
Auditing and tax fees	55,906
Blue sky expense	79,554
Other	26,213
Fees waived and reimbursed by Manager (Note 2)	(120,682)
Total expenses	396,591

Expense reduction (Note 2)	(308)
Net expenses	396,283

Net investment income	113,990

Net realized loss on investments from unaffiliated issuers (Notes 1 and 3)	(130,726)
Net realized gain on forward currency contracts (Note 1)	251,704
Net realized loss on foreign currency transactions (Note 1)	(10,107)
Net unrealized appreciation of investments in unaffiliated issuers during the year	3,269,726
Net unrealized depreciation of forward currency contracts during the year	(142,092)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	38
Net gain on investments	3,238,543

Net increase in net assets resulting from operations	$3,352,533

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund 29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$113,990	$1,021,166
Net realized gain (loss) on investments
and foreign currency transactions	110,871	(1,567,708)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,127,672	1,639,980
Net increase in net assets resulting from operations	3,352,533	1,093,438
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(577,661)	(212,811)
Class B	(84,646)	(10,518)
Class C	(107,113)	(40,913)
Class M	(1,205)	(1,254)
Class R	(6,035)	(41,087)
Class Y	(160,897)	(107,318)
Net realized short-term gain on investments
Class A	—	(19,489)
Class B	—	(1,534)
Class C	—	(5,869)
Class M	—	(166)
Class R	—	(3,684)
Class Y	—	(8,323)
From return of capital
Class A	(35,110)	—
Class B	(5,145)	—
Class C	(6,511)	—
Class M	(73)	—
Class R	(367)	—
Class Y	(9,780)	—
From net realized long-term gain on investments
Class A	—	(518,043)
Class B	—	(40,785)
Class C	—	(156,008)
Class M	—	(4,412)
Class R	—	(97,934)
Class Y	—	(221,236)
Increase (decrease) from capital share transactions (Note 4)	(7,743,852)	5,052,906
Total increase (decrease) in net assets	(5,385,862)	4,654,960

NET ASSETS
Beginning of year	33,016,971	28,362,011
End of year (including undistributed net investment
income of $12,179 and $654,178, respectively)	$27,631,109	$33,016,971

The accompanying notes are an integral part of these financial statements.

30 Global Telecommunications Fund

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Global Telecommunications Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
													Ratio	Ratio of net
	Net asset	Net	Net realized			From							of expenses	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain on	From return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	investments	of capital	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	turnover (%)
Class A
August 31, 2017	$14.64	.08	1.90	1.98	(.53)	—	(.03)	(.56)	—	$16.06	14.11	$14,617	1.30	.54	55
August 31, 2016	14.89	.44[h]	(.03)	.41	(.19)	(.47)	—	(.66)	—	14.64	2.89	17,135	1.28[g]	3.05[g,h]	49
August 31, 2015	17.87	.15	.74	.89	(2.05)	(1.82)	—	(3.87)	—	14.89	5.79	16,941	1.26	.93	64
August 31, 2014	16.68	1.90[i]	.52	2.42	(.11)	(1.12)	—	(1.23)	—	17.87	14.43	15,365	1.29	10.46[i]	75
August 31, 2013	14.46	.32	2.26	2.58	(.26)	(.10)	—	(.36)	—[e]	16.68	18.21	14,179	1.36	2.03	63
Class B
August 31, 2017	$14.19	(.03)	1.85	1.82	(.45)	—	(.03)	(.48)	—	$15.53	13.25	$2,700	2.05	(.21)	55
August 31, 2016	14.49	.40[h]	(.11)	.29	(.12)	(.47)	—	(.59)	—	14.19	2.11	2,841	2.03[g]	2.84[g,h]	49
August 31, 2015	17.44	.04	.71	.75	(1.88)	(1.82)	—	(3.70)	—	14.49	5.03	1,017	2.01	.29	64
August 31, 2014	16.34	1.58[i]	.65	2.23	(.01)	(1.12)	—	(1.13)	—	17.44	13.56	796	2.04	8.84[i]	75
August 31, 2013	14.22	.20	2.22	2.42	(.20)	(.10)	—	(.30)	—[e]	16.34	17.29	637	2.11	1.32	63
Class C
August 31, 2017	$14.13	(.03)	1.84	1.81	(.41)	—	(.02)	(.43)	—	$15.51	13.25	$2,990	2.05	(.18)	55
August 31, 2016	14.44	.32[h]	(.04)	.28	(.12)	(.47)	—	(.59)	—	14.13	2.06	4,481	2.03[g]	2.28[g,h]	49
August 31, 2015	17.46	.04	.71	.75	(1.95)	(1.82)	—	(3.77)	—	14.44	5.01	4,338	2.01	.23	64
August 31, 2014	16.34	1.47[i]	.77	2.24	—	(1.12)	—	(1.12)	—	17.46	13.61	1,754	2.04	8.24[i]	75
August 31, 2013	14.18	.21	2.21	2.42	(.16)	(.10)	—	(.26)	—[e]	16.34	17.34	1,005	2.11	1.37	63
Class M
August 31, 2017	$14.44	—[e]	1.91	1.91	(.41)	—	(.03)	(.44)	—	$15.91	13.63	$74	1.80	(.03)	55
August 31, 2016	14.72	.33[h]	(.01)	.32	(.13)	(.47)	—	(.60)	—	14.44	2.30	56	1.78[g]	2.34[g,h]	49
August 31, 2015	17.69	.10	.71	.81	(1.96)	(1.82)	—	(3.78)	—	14.72	5.30	143	1.76	.61	64
August 31, 2014	16.53	1.73[i]	.58	2.31	(.03)	(1.12)	—	(1.15)	—	17.69	13.91	65	1.79	9.56[i]	75
August 31, 2013	14.35	.23	2.25	2.48	(.20)	(.10)	—	(.30)	—[e]	16.53	17.58	45	1.86	1.50	63
Class R
August 31, 2017	$14.47	.09[f]	1.89	1.98	(.18)	—	(.01)	(.19)	—	$16.26	13.88	$402	1.55	.58[f]	55
August 31, 2016	14.77	.42[h]	(.06)	.36	(.19)	(.47)	—	(.66)	—	14.47	2.60	3,205	1.53[g]	2.97[g,h]	49
August 31, 2015	17.73	.12	.72	.84	(1.98)	(1.82)	—	(3.80)	—	14.77	5.52	584	1.51	.74	64
August 31, 2014	16.57	1.76[i]	.61	2.37	(.09)	(1.12)	—	(1.21)	—	17.73	14.21	536	1.54	9.75[i]	75
August 31, 2013	14.39	.28	2.24	2.52	(.24)	(.10)	—	(.34)	—[e]	16.57	17.87	308	1.61	1.76	63
Class Y
August 31, 2017	$14.72	.12	1.91	2.03	(.57)	—	(.03)	(.60)	—	$16.15	14.42	$6,849	1.05	.76	55
August 31, 2016	14.97	.46[h]	(.02)	.44	(.22)	(.47)	—	(.69)	—	14.72	3.12	5,299	1.03[g]	3.17[g,h]	49
August 31, 2015	17.96	.19	.74	.93	(2.10)	(1.82)	—	(3.92)	—	14.97	6.07	5,338	1.01	1.23	64
August 31, 2014	16.74	1.94[i]	.54	2.48	(.14)	(1.12)	—	(1.26)	—	17.96	14.78	3,983	1.04	10.58[i]	75
August 31, 2013	14.52	.38	2.23	2.61	(.29)	(.10)	—	(.39)	—[e]	16.74	18.40	3,739	1.11	2.44	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Global Telecommunications Fund	Global Telecommunications Fund 33

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2017	0.44%
August 31, 2016	0.29
August 31, 2015	0.53
August 31, 2014	0.39
August 31, 2013	0.31

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.17	1.20%
Class B	0.25	1.79
Class C	0.16	1.17
Class M	0.11	0.74
Class R	0.19	1.31
Class Y	0.14	0.94

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$1.77	9.73%
Class B	1.56	8.74
Class C	1.45	8.12
Class M	1.67	9.23
Class R	1.66	9.17
Class Y	1.75	9.54

The accompanying notes are an integral part of these financial statements.

34 Global Telecommunications Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the telecommunications industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that develop, manufacture or sell communications services or communications equipment, and companies that bundle video with communications services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Global Telecommunications Fund 35

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

36 Global Telecommunications Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Global Telecommunications Fund 37

At the close of the reporting period, the fund had a net liability position of $100,338 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,386,850 and the value of securities loaned amounted to $2,338,737.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$283,315	$1,151,707	$1,435,022

38 Global Telecommunications Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $42,392 to its fiscal year ending August 31, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and August 31, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and August 31, 2017).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $181,568 to decrease distributions in excess of net investment income and $181,568 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,961,247
Unrealized depreciation	(408,615)
Net unrealized appreciation	5,552,632
Capital loss carryforward	(1,435,022)
Late year ordinary loss deferral	(42,392)
Cost for federal income tax purposes	$24,282,079

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.625% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $120,682 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

Global Telecommunications Fund 39

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$34,956	Class R	2,219
Class B	6,111	Class Y	11,090
Class C	8,083	Total	$62,586
Class M	127

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $24 under the expense offset arrangements and by $284 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”)

40 Global Telecommunications Fund

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$38,385
Class B	1.00%	1.00%	26,871
Class C	1.00%	1.00%	35,492
Class M	1.00%	0.75%	420
Class R	1.00%	0.50%	4,934
Total			$106,102

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,690 and $13 from the sale of class A and class M shares, respectively, and received $2,556 and $46 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$14,831,242	$23,544,583
U.S. government securities (Long-term)	—	—
Total	$14,831,242	$23,544,583

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	114,949	$1,706,939	1,048,052	$15,165,983
Shares issued in connection with
reinvestment of distributions	41,988	591,604	51,157	729,493
	156,937	2,298,543	1,099,209	15,895,476
Shares repurchased	(417,612)	(6,167,057)	(1,066,051)	(15,459,470)
Net increase (decrease)	(260,675)	$(3,868,514)	33,158	$436,006

Global Telecommunications Fund 41

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	12,907	$182,330	138,650	$1,907,838
Shares issued in connection with
reinvestment of distributions	4,636	63,470	3,770	52,372
	17,543	245,800	142,420	1,960,210
Shares repurchased	(43,993)	(630,589)	(12,369)	(174,389)
Net increase (decrease)	(26,450)	$(384,789)	130,051	$1,785,821

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	20,881	$305,466	111,594	$1,552,544
Shares issued in connection with
reinvestment of distributions	7,760	106,075	14,264	197,273
	28,641	411,541	125,858	1,749,817
Shares repurchased	(153,083)	(2,187,022)	(109,228)	(1,522,953)
Net increase (decrease)	(124,442)	$(1,775,481)	16,630	$226,864

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	1,796	$27,064	3,635	$51,245
Shares issued in connection with
reinvestment of distributions	91	1,278	413	5,831
	1,887	28,342	4,048	57,076
Shares repurchased	(1,154)	(15,920)	(9,840)	(137,750)
Net increase (decrease)	733	$12,422	(5,792)	$(80,674)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	19,295	$292,209	207,673	$3,069,234
Shares issued in connection with
reinvestment of distributions	341	4,876	959	13,540
	19,636	297,085	208,632	3,082,774
Shares repurchased	(216,381)	(3,111,290)	(26,714)	(383,973)
Net increase (decrease)	(196,745)	$(2,814,205)	181,918	$2,698,801

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	312,636	$4,832,416	434,522	$6,272,606
Shares issued in connection with
reinvestment of distributions	11,949	168,956	23,497	336,245
	324,585	5,001,372	458,019	6,608,851
Shares repurchased	(260,533)	(3,914,657)	(454,629)	(6,622,763)
Net increase (decrease)	64,052	$1,086,715	3,390	$(13,912)

42 Global Telecommunications Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,179,750	$17,452,888	$16,245,788	$12,792	$2,386,850
Putnam Short Term
Investment Fund**	537,391	13,610,724	13,528,605	7,370	619,510
Total Short-term
investments	$1,717,141	$31,063,612	$29,774,393	$20,162	$3,006,360

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the telecommunications sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$12,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$120,952	Payables	$169,947
Total		$120,952		$169,947

Global Telecommunications Fund 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$251,704	$251,704
Total	$251,704	$251,704

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(142,092)	$(142,092)
Total	$(142,092)	$(142,092)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	West Pac Banking Corp.	Total
Assets:
Forward currency contracts #	$20,140	$—	$6,760	$21,168	$252	$8,534	$40,077	$8,270	$8,533	$7,218	$120,952
Total Assets	$20,140	$—	$6,760	$21,168	$252	$8,534	$40,077	$8,270	$8,533	$7,218	$120,952
Liabilities:
Forward currency contracts #	38,985	365	38,326	11,674	27,360	8,268	14,245	30,724	—	—	169,947
Total Liabilities	$38,985	$365	$38,326	$11,674	$27,360	$8,268	$14,245	$30,724	$—	$—	$169,947
Total Financial and Derivative Net Assets	$(18,845)	$(365)	$(31,566)	$9,494	$(27,108)	$266	$25,832	$(22,454)	$8,533	$7,218	$(48,995)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(18,845)	$(365)	$(31,566)	$9,494	$(27,108)	$266	$25,832	$(22,454)	$8,533	$7,218
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 Global Telecommunications Fund	Global Telecommunications Fund 45

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam Global Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Utilities Fund (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2017

Global Utilities Fund 23

The fund’s portfolio 8/31/17

COMMON STOCKS (97.2%)*	Shares	Value
Diversified telecommunication services (2.2%)
Com Hem Holding AB (Sweden)	267,663	$3,988,459
		3,988,459
Electric utilities (53.7%)
American Electric Power Co., Inc.	160,350	11,806,571
Duke Energy Corp.	71,100	6,207,030
Edison International	94,835	7,603,870
Enel SpA (Italy)	1,217,589	7,370,604
Entergy Corp.	11,507	911,009
Exelon Corp.	393,700	14,909,419
Iberdrola SA (Spain)	881,132	7,196,806
NextEra Energy, Inc.	94,000	14,147,940
PG&E Corp.	177,256	12,475,277
Southern Co. (The)	84,700	4,087,622
SSE PLC (United Kingdom)	387,068	7,132,380
Xcel Energy, Inc.	36,600	1,811,700
		95,660,228
Independent power and renewable electricity producers (12.7%)
Calpine Corp. † S	248,684	3,655,655
Electric Power Development Co., Ltd. (Japan)	92,900	2,550,287
NRG Energy, Inc.	308,100	7,674,771
Uniper SE (Germany)	352,145	8,767,803
		22,648,516
Media (0.7%)
Comcast Corp. Class A	32,000	1,299,520
		1,299,520
Multi-utilities (18.6%)
Ameren Corp.	97,800	5,867,022
CMS Energy Corp.	27,800	1,349,412
Dominion Energy, Inc.	24,700	1,945,619
National Grid PLC (United Kingdom)	536,564	6,762,773
Public Service Enterprise Group, Inc.	56,900	2,665,196
Sempra Energy	22,743	2,682,082
Veolia Environnement SA (France)	426,605	10,009,767
WEC Energy Group, Inc.	27,056	1,764,592
		33,046,463
Water utilities (7.9%)
American Water Works Co., Inc.	124,868	10,101,821
United Utilities Group PLC (United Kingdom)	332,328	3,910,575
		14,012,396
Wireless telecommunication services (1.4%)
KDDI Corp. (Japan)	92,700	2,504,857
		2,504,857
Total common stocks (cost $125,325,286)		$173,160,439

24 Global Utilities Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3.50%, 4/20/46 [i]	$118,710	$124,044
Total U.S. government and agency mortgage obligations (cost $124,044)		$124,044

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes 1.25%, 3/31/21 [i]	$103,000	$102,508
Total U.S. treasury obligations (cost $102,508)		$102,508

	Principal amount/
SHORT-TERM INVESTMENTS (2.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]	Shares	1,500	$1,500
Putnam Short Term Investment Fund 1.15% L	Shares	4,369,580	4,369,580
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.93% P	Shares	110,000	110,000
U.S. Treasury Bills 1.029%, 12/14/17 ∆		$111,000	110,700
Total short-term investments (cost $4,591,756)			$4,591,780

TOTAL INVESTMENTS
Total investments (cost $130,143,594)			$177,978,771

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $178,147,502.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,667 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $270,786 to cover certain derivative contracts.

Global Utilities Fund 25

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	66.1%	Spain	4.1%
United Kingdom	10.0	Japan	2.9
France	5.6	Sweden	2.3
Germany	4.9	Total	100.0%
Italy	4.1

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $42,385,250)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	10/18/17	$433,575	$417,155	$16,420
	British Pound	Sell	9/20/17	2,165,624	2,214,712	49,088
	Euro	Buy	9/20/17	1,812,584	1,715,873	96,711
	Hong Kong Dollar	Sell	11/15/17	628,082	629,623	1,541
Barclays Bank PLC
	Hong Kong Dollar	Buy	11/15/17	8,353,934	8,374,853	(20,919)
Citibank, N.A.
	Australian Dollar	Buy	10/18/17	780,387	751,039	29,348
	Canadian Dollar	Buy	10/18/17	83,484	80,435	3,049
	Danish Krone	Buy	9/20/17	954,400	903,774	50,626
	Euro	Sell	9/20/17	61,715	52,895	(8,820)
	Japanese Yen	Buy	11/15/17	1,126,910	1,123,655	3,255
Credit Suisse International
	New Zealand Dollar	Buy	10/18/17	935,092	948,210	(13,118)
Goldman Sachs International
	Euro	Sell	9/20/17	1,120,981	1,057,217	(63,764)
	Japanese Yen	Buy	11/15/17	1,014,004	1,010,813	3,191
HSBC Bank USA, National Association
	British Pound	Sell	9/20/17	133,257	131,897	(1,360)
	Euro	Buy	9/20/17	2,037,400	1,931,324	106,076
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	2,431,500	2,339,997	91,503
	British Pound	Buy	9/20/17	2,816,644	2,875,141	(58,497)
	British Pound	Sell	9/20/17	2,816,644	2,811,010	(5,634)
	Canadian Dollar	Buy	10/18/17	4,136,869	3,985,581	151,288
	Euro	Buy	9/20/17	522,783	505,304	17,479
	Euro	Sell	9/20/17	522,783	518,987	(3,796)

26 Global Utilities Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $42,385,250) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Japanese Yen	Buy	11/15/17	$2,122,572	$2,115,871	$6,701
	Swedish Krona	Sell	9/20/17	1,755,897	1,619,159	(136,738)
State Street Bank and Trust Co.
	British Pound	Sell	9/20/17	1,323,257	1,320,523	(2,734)
	Swedish Krona	Sell	9/20/17	2,150,124	1,971,676	(178,448)
UBS AG
	British Pound	Sell	9/20/17	981,317	978,526	(2,791)
Unrealized appreciation						626,276
Unrealized depreciation						(496,619)
Total						$129,657

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Consumer discretionary	$1,299,520	$—	$—
Telecommunication services	3,988,459	2,504,857	—
Utilities	162,817,316	2,550,287	—
Total common stocks	168,105,295	5,055,144	—
U.S. government and agency mortgage obligations	—	124,044	—
U.S. treasury obligations	—	102,508	—
Short-term investments	4,479,580	112,200	—
Totals by level	$172,584,875	$5,393,896	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$129,657	$—
Totals by level	$—	$129,657	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 27

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $1,470 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $125,772,514)	$173,607,691
Affiliated issuers (identified cost $4,371,080) (Notes 1 and 5)	4,371,080
Foreign currency (cost $4,347) (Note 1)	4,357
Dividends, interest and other receivables	980,586
Receivable for shares of the fund sold	150,660
Unrealized appreciation on forward currency contracts (Note 1)	626,276
Prepaid assets	44,549
Total assets	179,785,199

LIABILITIES
Payable to custodian	110,001
Payable for shares of the fund repurchased	163,289
Payable for compensation of Manager (Note 2)	93,556
Payable for custodian fees (Note 2)	6,425
Payable for investor servicing fees (Note 2)	53,524
Payable for Trustee compensation and expenses (Note 2)	200,799
Payable for administrative services (Note 2)	698
Payable for distribution fees (Note 2)	75,411
Unrealized depreciation on forward currency contracts (Note 1)	496,619
Collateral on securities loaned, at value (Note 1)	1,500
Collateral on certain derivative contracts, at value (Notes 1 and 8)	336,552
Other accrued expenses	99,323
Total liabilities	1,637,697

Net assets	$178,147,502

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$129,588,123
Undistributed net investment income (Note 1)	2,548,015
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,949,152)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	47,960,516
Total — Representing net assets applicable to capital shares outstanding	$178,147,502

(Continued on next page)

28 Global Utilities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($160,705,619 divided by 11,664,638 shares)	$13.78
Offering price per class A share (100/94.25 of $13.78)*	$14.62
Net asset value and offering price per class B share ($3,966,262 divided by 288,957 shares)**	$13.73
Net asset value and offering price per class C share ($5,103,103 divided by 373,571 shares)**	$13.66
Net asset value and redemption price per class M share ($1,223,725 divided by 88,937 shares)	$13.76
Offering price per class M share (100/96.50 of $13.76)*	$14.26
Net asset value, offering price and redemption price per class R share
($624,741 divided by 45,373 shares)	$13.77
Net asset value, offering price and redemption price per class Y share
($6,524,052 divided by 473,584 shares)	$13.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 29

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $128,606)	$5,459,417
Interest (including interest income of $80,240 from investments in affiliated issuers) (Note 5)	84,082
Securities lending (net of expenses) (Notes 1 and 5)	2,312
Total investment income	5,545,811

EXPENSES
Compensation of Manager (Note 2)	1,051,494
Investor servicing fees (Note 2)	341,213
Custodian fees (Note 2)	19,165
Trustee compensation and expenses (Note 2)	10,215
Distribution fees (Note 2)	483,380
Administrative services (Note 2)	4,969
Other	228,344
Total expenses	2,138,780

Expense reduction (Note 2)	(2,917)
Net expenses	2,135,863

Net investment income	3,409,948

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(1,930,306)
Net realized loss on forward currency contracts (Note 1)	(214,838)
Net realized loss on foreign currency transactions (Note 1)	(14,163)
Net unrealized appreciation of securities in unaffiliated issuers during the year	23,384,896
Net unrealized appreciation of forward currency contracts during the year	94,224
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,029)
Net gain on investments	21,316,784

Net increase in net assets resulting from operations	$24,726,732

The accompanying notes are an integral part of these financial statements.

30 Global Utilities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$3,409,948	$3,490,027
Net realized gain (loss) on investments
and foreign currency transactions	(2,159,307)	7,417,692
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	23,476,091	(224,262)
Net increase in net assets resulting from operations	24,726,732	10,683,457
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,712,961)	(2,928,079)
Class B	(40,254)	(43,803)
Class C	(54,527)	(58,265)
Class M	(14,188)	(13,034)
Class R	(6,790)	(3,222)
Class Y	(102,955)	(89,329)
Decrease from capital share transactions (Note 4)	(23,898,483)	(9,118,755)
Total decrease in net assets	(2,103,426)	(1,571,030)

NET ASSETS
Beginning of year	180,250,928	181,821,958
End of year (including undistributed net investment
income of $2,548,015 and $2,307,826, respectively)	$178,147,502	$180,250,928

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
August 31, 2017	$12.07	.25	1.68	1.93	(.22)	(.22)	—	$13.78	16.21	$160,706	1.23	2.07	43
August 31, 2016	11.55	.23	.50	.73	(.21)	(.21)	—	12.07	6.40	162,126	1.22[d]	1.98[d]	9
August 31, 2015	12.75	.20	(1.19)	(.99)	(.21)	(.21)	—	11.55	(7.85)	166,801	1.19	1.61	15
August 31, 2014	11.08	.33	1.59	1.92	(.25)	(.25)	—	12.75	17.56	206,305	1.21	2.79	27
August 31, 2013	10.35	.25	.75	1.00	(.27)	(.27)	—[f]	11.08	9.76	188,648	1.25	2.33	36
Class B
August 31, 2017	$12.02	.16	1.67	1.83	(.12)	(.12)	—	$13.73	15.39	$3,966	1.98	1.28	43
August 31, 2016	11.50	.15	.49	.64	(.12)	(.12)	—	12.02	5.61	4,463	1.97[d]	1.23[d]	9
August 31, 2015	12.70	.11	(1.19)	(1.08)	(.12)	(.12)	—	11.50	(8.60)	4,657	1.94	.88	15
August 31, 2014	11.04	.24	1.58	1.82	(.16)	(.16)	—	12.70	16.65	5,505	1.96	2.04	27
August 31, 2013	10.31	.17	.75	.92	(.19)	(.19)	—[f]	11.04	8.98	5,291	2.00	1.58	36
Class C
August 31, 2017	$11.97	.14	1.67	1.81	(.12)	(.12)	—	$13.66	15.27	$5,103	1.98	1.20	43
August 31, 2016	11.45	.15	.50	.65	(.13)	(.13)	—	11.97	5.68	6,624	1.97[d]	1.27[d]	9
August 31, 2015	12.65	.11	(1.19)	(1.08)	(.12)	(.12)	—	11.45	(8.61)	4,841	1.94	.89	15
August 31, 2014	10.99	.24	1.59	1.83	(.17)	(.17)	—	12.65	16.76	4,851	1.96	2.04	27
August 31, 2013	10.27	.17	.74	.91	(.19)	(.19)	—[f]	10.99	8.93	3,743	2.00	1.59	36
Class M
August 31, 2017	$12.06	.20	1.66	1.86	(.16)	(.16)	—	$13.76	15.58	$1,224	1.73	1.62	43
August 31, 2016	11.54	.18	.49	.67	(.15)	(.15)	—	12.06	5.87	1,047	1.72[d]	1.48[d]	9
August 31, 2015	12.74	.14	(1.19)	(1.05)	(.15)	(.15)	—	11.54	(8.34)	1,040	1.69	1.12	15
August 31, 2014	11.07	.27	1.60	1.87	(.20)	(.20)	—	12.74	17.00	1,319	1.71	2.30	27
August 31, 2013	10.34	.20	.74	.94	(.21)	(.21)	—[f]	11.07	9.21	1,259	1.75	1.83	36
Class R
August 31, 2017	$12.07	.22	1.67	1.89	(.19)	(.19)	—	$13.77	15.86	$625	1.48	1.83	43
August 31, 2016	11.51	.18[e]	.53	.71	(.15)	(.15)	—	12.07	6.15	444	1.47[d]	1.54[d,e]	9
August 31, 2015	12.71	.17	(1.19)	(1.02)	(.18)	(.18)	—	11.51	(8.12)	1,099	1.44	1.37	15
August 31, 2014	11.04	.30	1.59	1.89	(.22)	(.22)	—	12.71	17.33	1,430	1.46	2.52	27
August 31, 2013	10.32	.23	.73	.96	(.24)	(.24)	—[f]	11.04	9.43	1,349	1.50	2.09	36
Class Y
August 31, 2017	$12.07	.28	1.68	1.96	(.25)	(.25)	—	$13.78	16.50	$6,524.98		2.32	43
August 31, 2016	11.55	.27	.49	.76	(.24)	(.24)	—	12.07	6.67	5,547	.97[d]	2.30[d]	9
August 31, 2015	12.75	.23	(1.19)	(.96)	(.24)	(.24)	—	11.55	(7.62)	3,384.94		1.85	15
August 31, 2014	11.08	.37	1.58	1.95	(.28)	(.28)	—	12.75	17.84	4,564.96		3.10	27
August 31, 2013	10.36	.29	.73	1.02	(.30)	(.30)	—[f]	11.08	9.94	3,520	1.00	2.61	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Global Utilities Fund	Global Utilities Fund 33

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e The net investment income ratio and per share amount shown for the period ending August 31, 2016  may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Global Utilities Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Utilities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund concentrates in the utilities industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Global Utilities Fund 35

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

36 Global Utilities Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

Global Utilities Fund 37

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $278,583 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,667 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,500 and the value of securities loaned amounted to $1,470.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

38 Global Utilities Fund

	Loss carryover
Short-term	Long-term	Total
$—	$1,615,439	$1,615,439

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from the expiration of a capital loss carryover. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $238,084 to decrease undistributed net investment income, $4,778,199 to decrease paid-in capital and $5,016,283 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$51,918,842
Unrealized depreciation	(4,386,131)
Net unrealized appreciation	47,532,711
Undistributed ordinary income	2,646,424
Capital loss carryforward	(1,615,439)
Cost for federal income tax purposes	$130,575,717

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.625% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Global Utilities Fund 39

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$309,096	Class R	910
Class B	7,932	Class Y	10,190
Class C	10,888	Total	$341,213
Class M	2,197

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $361 under the expense offset arrangements and by $2,556 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $124, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

40 Global Utilities Fund

following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$380,567
Class B	1.00%	1.00%	39,011
Class C	1.00%	1.00%	53,432
Class M	1.00%	0.75%	8,118
Class R	1.00%	0.50%	2,252
Total			$483,380

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,446 and $72 from the sale of class A and class M shares, respectively, and received $4,311 and $33 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$67,186,615	$79,875,444
U.S. government securities (Long-term)	—	—
Total	$67,186,615	$79,875,444

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	420,292	$5,095,458	914,720	$10,978,202
Shares issued in connection with
reinvestment of distributions	206,764	2,510,137	230,221	2,699,589
	627,056	7,605,595	1,144,941	13,677,791
Shares repurchased	(2,393,451)	(28,919,451)	(2,153,873)	(25,336,557)
Net decrease	(1,766,395)	$(21,313,856)	(1,008,932)	$(11,658,766)

Global Utilities Fund 41

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	22,784	$275,152	83,708	$1,017,142
Shares issued in connection with
reinvestment of distributions	2,947	35,652	3,502	40,973
	25,731	310,804	87,210	1,058,115
Shares repurchased	(107,965)	(1,277,504)	(120,822)	(1,411,708)
Net decrease	(82,234)	$(966,700)	(33,612)	$(353,593)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	46,308	$573,934	243,360	$2,888,489
Shares issued in connection with
reinvestment of distributions	4,245	51,124	4,605	53,990
	50,553	625,058	247,965	2,942,479
Shares repurchased	(230,571)	(2,685,878)	(117,030)	(1,362,557)
Net increase (decrease)	(180,018)	$(2,060,820)	130,935	$1,579,922

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	16,274	$186,882	12,797	$156,278
Shares issued in connection with
reinvestment of distributions	1,169	14,133	1,111	13,016
	17,443	201,015	13,908	169,294
Shares repurchased	(15,316)	(181,667)	(17,224)	(200,698)
Net increase (decrease)	2,127	$19,348	(3,316)	$(31,404)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	15,785	$203,550	22,007	$273,622
Shares issued in connection with
reinvestment of distributions	348	4,233	155	1,826
	16,133	207,783	22,162	275,448
Shares repurchased	(7,551)	(88,914)	(80,866)	(912,452)
Net increase (decrease)	8,582	$118,869	(58,704)	$(637,004)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	264,627	$3,301,649	263,798	$3,154,925
Shares issued in connection with
reinvestment of distributions	7,994	97,100	7,409	87,403
	272,621	3,398,749	271,207	3,242,328
Shares repurchased	(258,602)	(3,094,073)	(104,631)	(1,260,238)
Net increase	14,019	$304,676	166,576	$1,982,090

42 Global Utilities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/16	cost	proceeds	income	of 8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$18,384,600	$18,383,100	$14,522	$1,500
Putnam Short Term
Investment Fund**	15,512,477	39,172,378	50,315,275	80,240	4,369,580
Total Short-term
investments	$15,512,477	$57,556,978	$68,698,375	$94,762	$4,371,080

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the utilities sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$63,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$626,276	Payables	$496,619
Total		$626,276		$496,619

Global Utilities Fund 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(214,838)	$(214,838)
Total	$(214,838)	$(214,838)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$94,224	$94,224
Total	$94,224	$94,224

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts #	$163,760	$—	$86,278	$—	$3,191	$106,076	$266,971	$—	$—	$626,276
Total Assets	$163,760	$—	$86,278	$—	$3,191	$106,076	$266,971	$—	$—	$626,276
Liabilities:
Forward currency contracts #	—	20,919	8,820	13,118	63,764	1,360	204,665	181,182	2,791	496,619
Total Liabilities	$—	$20,919	$8,820	$13,118	$63,764	$1,360	$204,665	$181,182	$2,791	$496,619
Total Financial and Derivative
Net Assets	$163,760	$(20,919)	$77,458	$(13,118)	$(60,573)	$104,716	$62,306	$(181,182)	$(2,791)	$129,657
Total collateral received (pledged)†##	$124,044	$—	$77,458	$—	$—	$102,508	$—	$(110,667)	$—
Net amount	$39,716	$(20,919)	$—	$(13,118)	$(60,573)	$2,208	$62,306	$(70,515)	$(2,791)
Controlled collateral received (including
TBA commitments)**	$124,044	$—	$110,000	$—	$—	$102,508	$—	$—	$—	$336,552
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$(110,667)	$—	$(110,667)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

44 Global Utilities Fund	Global Utilities Fund 45

Prospectus Supplement	May 18, 2018

Putnam Multi-Cap Core Fund
Prospectus dated August 30, 2017

Beginning on May 21, 2018, the fund will offer class R6 shares to:

• employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

• investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

• investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges the shareholder additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

• corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

• unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

The prospectus is supplemented as follows to add information about class R6 shares.

The front cover page is supplemented to add class R6 shares to the list of shares to which the prospectus relates, and to indicate that the fund’s symbol for class R6 shares is PMYTX.

The following information is added to similar disclosure for the fund under Fund summary — Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class R6	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

	Management	Distribution and	Other	Total annual fund
Share class	fees	service (12b-1) fees	expenses	operating expenses
Class R6	0.56%	N/A	0.12%#	0.68%

# Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees and the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year

310872 5/18

and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class R6	$69	$218	$379	$847

The following information restates similar disclosure in How do I buy fund shares?—Which class of shares is best for me?:

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.

The following information is added to How do I buy fund shares?—Here is a summary of the differences among the classes of shares:

Class R6 shares (available only to investors listed below)

• The following investors may purchase class R6 shares:

» employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;

» investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

» investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;

» corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and

» unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees and lower investor servicing fees

• Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees

The following information is added as the last bullet point to How do I buy fund shares?—Here is a summary of the differences among the classes of shares—Class Y shares (available only to investors listed below):

• Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

The last sentence in the section Distribution plans and payments to dealers— Distribution and service (12b-1) plans is amended to read:

Class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because there are no sales charges or 12b-1 fees.

The Financial highlights section for the fund is revised, as set forth below, to include the semi-annual financial information derived from financial statements provided in the fund’s semi-annual report dated 10/31/17. The information for the semi-annual period has not been audited.

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of
	Net asset		Net realized			From							Ratio	net investment
	value,		and unrealized	Total from	From	net realized	From				Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	gain	return	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
October 31, 2017**	$20.17	.11	2.04	2.15	—	—	—	—	—	$22.32	10.66 *	$144,041	.51*	.52*	47*
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	—	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07[d]	.99[d]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24 [f]	.75 [f]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31 [f]	.85 [f]	136
Class B
October 31, 2017**	$19.68	.03	1.99	2.02	—	—	—	—	—	$21.70	10.26 *	$15,236	.89 *	.14*	47*
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	—	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.28	(7.13)	10,786	1.82d	.23d	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99 [f]	(.04) [f]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06 [f]	.13 [f]	136
Class C
October 31, 2017**	$19.65	.03	1.99	2.02	—	—	—	—	—	$21.67	10.28*	$116,714	.89 *	.14*	47*
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	—	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.23	(7.13)	108,812	1.82d	.22d	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99 [f]	(.03) [f]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06 [f]	.11 [f]	136
Class M
October 31, 2017**	$19.94	.05	2.03	2.08	—	—	—	—	—	$22.02	10.43*	$1,347	.76*	.26*	47*
April 30, 2017	16.46	.11	3.45	3.56	(.08)	—	—	(.08)	—	19.94	21.64	1,151	1.55	.60	76
April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	16.46	(6.91)	2,513	1.57[d]	.49d	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74 [f]	.26 [f]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81 [f]	.40 [f]	136
Class R
October 31, 2017**	$20.10	.08	2.05	2.13	—	—	—	—	—	$22.23	10.60 *	$2,153	.64*	.38 *	47*
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	—	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	16.61	(6.64)	1,855	1.32d	.75d	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49 [f]	.17[f,g]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56 [f]	.66 [f]	136
Class Y
October 31, 2017**	$20.24	.15	2.04	2.19	—	—	—	—	—	$22.43	10.82*	$267,298	.38 *	.70*	47*
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	—	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82[d]	1.23[d]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99 [f]	.97 [f]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06 [f]	1.15 [f]	136

— 4 —	— 5 —

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts):

Percentage of
average net assets
April 30, 2014	0.28%
April 30, 2013	0.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

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Prospectus Supplement		February 1, 2018

Putnam California Tax	Putnam Global	Putnam Massachusetts
Exempt Income Fund	Telecommunications Fund	Tax Exempt Income Fund
Prospectus dated 1/30/18	Prospectus dated 12/30/17	Prospectus dated 9/30/17

Putnam Convertible	Putnam Intermediate-	Putnam Minnesota Tax
Securities Fund	Term Municipal Income	Exempt Income Fund
Prospectus dated 2/28/17	Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Europe		Putnam Money
Equity Fund	Putnam Low Volatility	Market Fund
Prospectus dated 10/30/17	Equity Fund	Prospectus dated 1/30/18
Prospectus dated 11/30/17
Putnam Capital		Putnam Multi-Cap
Spectrum Fund	Putnam Multi-Cap	Growth Fund
Prospectus dated 8/30/17	Core Fund	Prospectus dated 10/30/17
Prospectus dated 8/30/17
Putnam Emerging		Putnam New Jersey Tax
Markets Equity Fund	Putnam Short-Term	Exempt Income Fund
Prospectus dated 12/30/17	Municipal Income Fund	Prospectus dated 9/30/17
Prospectus dated 3/30/17
Putnam Emerging		Putnam New York Tax
Markets Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 3/30/17	Health Care Fund	Prospectus dated 3/30/17
Prospectus dated 12/30/17
Putnam Equity		Putnam Ohio Tax
Spectrum Fund	Putnam Global	Exempt Income Fund
Prospectus dated 8/30/17	Natural Resources Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Floating		Putnam Pennsylvania Tax
Rate Income Fund	Putnam Global	Exempt Income Fund
Prospectus dated 6/30/17	Utilities Fund	Prospectus dated 9/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam Tax Exempt
Consumer Fund	Putnam High Yield Fund	Income Fund
Prospectus dated 12/30/17	Prospectus dated 3/30/17	Prospectus dated 1/30/18

Putnam Global	Putnam Government	Putnam AMT-Free
Financials Fund	Money Market Fund	Municipal Fund
Prospectus dated 12/30/17	Prospectus dated 1/30/18	Prospectus dated 11/30/17

Putnam Global	Putnam International	Putnam Tax-Free
Industrials Fund	Capital Opportunities	High Yield Fund
Prospectus dated 12/30/17	Fund	Prospectus dated 11/30/17
Prospectus dated 12/30/17
Putnam Global		Putnam U.S. Government
Sector Fund	Putnam International	Income Trust
Prospectus dated 2/28/17	Growth Fund	Prospectus dated 1/30/18
Prospectus dated 1/30/18
Putnam Global		Putnam Dynamic Asset
Technology Fund	Putnam Multi-Cap	Allocation Equity Fund
Prospectus dated 12/30/17	Value Fund	Prospectus dated 9/30/17
Prospectus dated 8/30/17

For each fund except Putnam Money Market Fund and Putnam Government Money Market Fund, purchases of class A shares by investors on or after March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% deferred sales charge

309981 2/18

(“CDSC”) if redeemed within twelve months of purchase. Purchases of class A shares by investors prior to March 1, 2018 that are not subject to an initial sales charge because the amount of purchase at the offering price was in the highest initial sales charge breakpoint level for the fund will be subject to a 1.00% CDSC if redeemed within nine months of purchase.

Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased on or after March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within twelve months of the original purchase. Class A shares of each of Putnam Money Market Fund and Putnam Government Money Market Fund obtained by exchanging shares from another Putnam fund that were originally purchased prior to March 1, 2018 without an initial sales charge may be subject to a 1.00% CDSC if redeemed within nine months of the original purchase.

Effective April 1, 2018, class C shares of each applicable fund will automatically convert to class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion.

Prospectus Supplement	December 1, 2017

Putnam Multi-Cap Core Fund
Prospectus dated August 30, 2017

Effective November 30, 2017, the sub-section Your fund’s management - Portfolio manager in the section Fund summary is replaced in its entirety with the following:

Portfolio manager
Gerard Sullivan, Portfolio Manager, portfolio manager of the fund since 2008

Assistant portfolio manager
Arthur Yeager, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2017

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Gerard Sullivan	2008	Putnam Management	Portfolio Manager
		2008–Present

Assistant portfolio manager	Joined fund	Employer	Positions over past five years
Arthur Yeager	2017	Putnam Management	Portfolio Manager, Analyst
		2017–Present	Previously, Analyst

		Raymond James &	Senior Vice President
		Associates, Inc.
		2003–2017

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

309284 12/17

Putnam Multi-Cap Core Fund

Prospectus
8 | 30 | 17

Fund summary 2
What are the fund's main investment strategies and related risks? 6
Who oversees and manages the fund? 9
How does the fund price its shares? 11
How do I buy fund shares? 11
How do I sell or exchange fund shares? 21
Policy on excessive short-term trading 24
Distribution plans and payments to dealers 26
Fund distributions and taxes 28
Financial highlights 29
Appendix 34

Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summary

Goal

Putnam Multi-Cap Core Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 11 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.56%	0.25%	0.22%=	1.03%
Class B	0.56%	1.00%	0.22%=	1.78%
Class C	0.56%	1.00%	0.22%=	1.78%
Class M	0.56%	0.75%	0.22%=	1.53%
Class R	0.56%	0.50%	0.22%=	1.28%
Class T	0.56%	0.25%	0.22%<	1.03%
Class Y	0.56%	N/A	0.22%=	0.78%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year, as restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.
=	Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

2          Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$674	$884	$1,111	$1,762
Class B	$681	$860	$1,164	$1,897
Class B (no redemption)	$181	$560	$964	$1,897
Class C	$281	$560	$964	$2,095
Class C (no redemption)	$181	$560	$964	$2,095
Class M	$500	$816	$1,155	$2,110
Class R	$130	$406	$702	$1,545
Class T	$352	$570	$804	$1,478
Class Y	$80	$249	$433	$966

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 76%.

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other

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factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	Since inception 9/24/10
Class A before taxes	6.81%	14.46%	14.18%
Class A after taxes on distributions	6.57%	13.22%	12.83%
Class A after taxes on distributions and sale of fund shares	4.05%	11.15%	10.98%
Class B before taxes	7.49%	14.74%	14.41%
Class C before taxes	11.51%	14.97%	14.41%
Class M before taxes	8.85%	14.45%	14.05%
Class R before taxes	13.05%	15.54%	14.99%
Class T before taxes*	10.49%	15.24%	14.80%
Class Y before taxes	13.58%	16.11%	15.55%
Russell 3000 Index** (no deduction for fees, expenses or taxes)	12.74%	14.67%	13.62%

*  Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

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**  Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Gerard Sullivan
Portfolio Manager, portfolio manager of the fund since 2010

Sub-advisor

Putnam Investments Limited*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Effective April 1, 2017, purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind

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that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in common stocks of U.S. companies of any size.

The fund is one of a suite of three Putnam multi-cap equity funds designed for investors seeking an investment with the flexibility to invest in companies with a broad range of market capitalizations. From time to time, the fund may invest a significant portion of its assets in companies in a particular capitalization range, which would make the fund more vulnerable to adverse developments affecting companies in that range.

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those issuers, industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

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Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies.
  Foreign investments. We may invest in foreign investments, although they do not represent a primary focus of the fund. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts, although they do not represent a primary focus of the fund. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Short sales. We may engage in short sales, which are transactions in which a fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss which is theoretically unlimited. The fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities. The use of leverage may also cause the fund to liquidate portfolio positions at undesirable prices in order to satisfy its obligations.
  Market risk. The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in preferred stocks, convertible securities and debt instruments. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s

8          Prospectus

usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

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Contacting the fund’s Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business.

The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s semiannual report to shareholders dated October 31, 2016.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.56% of average net assets for the fund’s last fiscal year.

Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the fund) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio manager	Joined fund	Employer	Positions over past five years
Gerard Sullivan	2010	Putnam Management 2008 – Present	Portfolio Manager

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The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them.

Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, M and T shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Effective April 1, 2017, purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains

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reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A, class M and class T shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

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  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you five classes of fund shares: A, B, C, M and T. Employer-sponsored retirement plans may also choose class R shares, and certain investors described below may also choose class Y shares. Effective April 1, 2017, purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.

Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000. Class T offers sales charge discounts starting at investments of $250,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

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Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for higher initial sales charge than class T shares; however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class B shares

Effective April 1, 2017, purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A, M or T shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees
  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class M shares

  Initial sales charge of up to 3.50%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A or T shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class T shares

  Class T shares are available only through financial intermediaries that offer shares of the fund through an omnibus brokerage platform.
  Initial sales charge of up to 2.50%
  Lower sales charges available for investments of $250,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Potential for lower initial sales charge than class A shares, however, right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

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—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments and foundations that have entered into an arrangement with Putnam;
—	fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;
—	investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;
—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts

16          Prospectus

to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M, R or T shares because of no 12b-1 fees.

Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	N/A***	N/A***

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.
***	The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Initial sales charges for class T shares

	Class T sales charge as a percentage of*:
Amount of purchase at offering price (Transaction level) ($)	Net amount invested	Offering price**
Under 249,000	2.56%	2.50%
250,000 but under 499,999	2.04	2.00
500,000 but under 999,999	1.52	1.50
1,000,000 and above	1.01	1.00

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

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Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Class T shares and shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales

18          Prospectus

charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

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(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;
(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Class T shares

The fund may sell class T shares without a sales charge under the following circumstances:

(i)	upon reinvestment of distributions by the fund; and
(ii)	upon exchange of shares of other classes of the fund.

20          Prospectus

The methods of reducing the sales charge through the right of accumulation and the statement of intention described above with respect to class A and M shares do not apply to class T shares.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may not be exchanged for class T shares of another Putnam fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.

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  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

22          Prospectus

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. The fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, the fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the Statement of Additional Information.

  To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the

Prospectus          23

Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below-investment-grade bonds.

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

24          Prospectus

  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.
  Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party

Prospectus          25

administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, 1.00% on class B, class C, class M and class R shares and 0.25% on class T shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A and class T shares. Because class C, class M and class R shares, unlike class B shares, do not convert to class A shares, class C, class M and class R shares may cost you more over time than class B shares. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an

26          Prospectus

incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2016 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain financial

Prospectus          27

intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the fund owned for one year or less are generally taxable to you as ordinary income. Distributions that the fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

28          Prospectus

The fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. No class T shares were outstanding during these periods. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. The Independent Registered Public Accounting Firm’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2017	$16.65	.18	3.52	3.70	(.18)	—	—	(.18)	—	$20.17	22.28	$138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07 [d]	.99 [d]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24 [f]	.75 [f]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	— [e]	13.87	18.28	9,685	1.31 [f]	.85 [f]	136
Class B
April 30, 2017	$16.28	.04	3.43	3.47	(.07)	—	—	(.07)	—	$19.68	21.31	$14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	— e	(.09)	—	16.28	(7.13)	10,786	1.82 [d]	.23 [d]	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99 [f]	(.04) [f]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	— [e]	13.73	17.43	273	2.06 [f]	.13 [f]	136
Class C
April 30, 2017	$16.23	.04	3.42	3.46	(.04)	—	—	(.04)	—	$19.65	21.35	$113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	— e	(.09)	—	16.23	(7.13)	108,812	1.82 [d]	.22 [d]	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	— e	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99 [f]	(.03) [f]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	— [e]	13.72	17.48	868	2.06 [f]	.11 [f]	136
Class M
April 30, 2017	$16.46	.11	3.45	3.56	(.08)	—	—	(.08)	—	$19.94	21.64	$1,151	1.55	.60	76
April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	— e	(.06)	—	16.46	(6.91)	2,513	1.57 [d]	.49 [d]	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74 [f]	.26 [f]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	— [e]	13.80	17.74	52	1.81 [f]	.40 [f]	136
Class R
April 30, 2017	$16.61	.13	3.50	3.63	(.14)	—	—	(.14)	—	$20.10	21.89	$1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	— e	(.13)	—	16.61	(6.64)	1,855	1.32 [d]	.75 [d]	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03 [g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49 [f]	.17 [f,g]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	— [e]	13.86	18.00	16	1.56 [f]	.66 [f]	136
Class Y
April 30, 2017	$16.71	.22	3.54	3.76	(.23)	—	—	(.23)	—	$20.24	22.58	$306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82 [d]	1.23 [d]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99 [f]	.97 [f]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	— [e]	13.88	18.55	3,368	1.06 [f]	1.15 [f]	136

See notes to financial highlights at the end of this section.

30 Prospectus	Prospectus 31

Financial highlights (Continued)

[a]	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.
[e]	Amount represents less than $0.01 per share.
[f]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:
Percentage of average net assets
April 30, 2014	0.28%
April 30, 2013	0.48

[g]	The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

32          Prospectus

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A, M and T shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

Prospectus          33

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

34          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          35

For more information about Putnam Multi-Cap Core Fund

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-07513	SP115 307437 8/17

Class T shares of the fund
are not currently available
for purchase.

Statement of Additional Information Supplement	May 18, 2018

Putnam Multi-Cap Core Fund
Statement of Additional Information dated August 30, 2017

Appendix B is revised to include the following financial statements provided in the fund’s semi-annual report dated 10/31/17, which for the semi-annual period have not been audited.

SAI Supplement – 5/18

The fund’s portfolio 10/31/17 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value
Aerospace and defense (2.2%)
Boeing Co. (The)	23,468	$6,054,275
Northrop Grumman Corp.	10,468	3,093,608
Spirit AeroSystems Holdings, Inc. Class A	36,686	2,938,549
		12,086,432
Air freight and logistics (0.6%)
FedEx Corp.	13,889	3,136,275
		3,136,275
Airlines (1.3%)
Air Canada (Canada) †	81,236	1,609,482
Delta Air Lines, Inc.	57,602	2,881,828
Southwest Airlines Co.	50,968	2,745,136
		7,236,446
Auto components (1.0%)
Lear Corp.	18,156	3,188,012
Pirelli & C SpA (Italy) †	284,752	2,238,929
		5,426,941
Automobiles (0.6%)
General Motors Co.	72,157	3,101,308
		3,101,308
Banks (8.5%)
Bank of America Corp.	541,627	14,835,164
Byline Bancorp, Inc. †	108,200	2,169,410
Citigroup, Inc.	176,765	12,992,228
JPMorgan Chase & Co.	139,022	13,987,003
Regions Financial Corp.	158,284	2,450,236
		46,434,041
Beverages (1.2%)
Coca-Cola Co. (The)	66,243	3,045,853
PepsiCo, Inc.	29,678	3,271,406
		6,317,259
Biotechnology (4.1%)
AbbVie, Inc.	21,253	1,918,083
Amgen, Inc.	40,440	7,085,897
Biogen, Inc. †	8,826	2,750,711
Bioverativ, Inc. †	47,677	2,693,751
Gilead Sciences, Inc.	66,348	4,973,446
Vertex Pharmaceuticals, Inc. †	19,119	2,795,771
		22,217,659
Building products (0.6%)
Owens Corning	39,362	3,254,844
		3,254,844
Capital markets (5.4%)
Ameriprise Financial, Inc.	29,778	4,661,448
Bank of New York Mellon Corp. (The)	26,072	1,341,404
Goldman Sachs Group, Inc. (The)	26,586	6,446,573
Invesco, Ltd.	110,653	3,960,271
KKR & Co. LP	115,505	2,315,875

Multi-Cap Core Fund 19

COMMON STOCKS (97.9%)* cont.	Shares	Value
Capital markets cont.
Morgan Stanley	139,695	$6,984,750
State Street Corp.	39,306	3,616,152
		29,326,473
Chemicals (1.7%)
CF Industries Holdings, Inc.	114,930	4,365,041
DowDuPont, Inc.	48,817	3,529,957
Eastman Chemical Co.	11,969	1,086,905
LyondellBasell Industries NV Class A	3,861	399,729
		9,381,632
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) †∆∆F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) †∆∆F	1	1
		2
Communications equipment (1.2%)
Cisco Systems, Inc.	192,021	6,557,517
		6,557,517
Construction materials (0.1%)
Forterra, Inc. † S	70,450	349,432
		349,432
Consumer finance (1.0%)
Capital One Financial Corp.	47,259	4,356,335
Qudian, Inc. ADR (China) † S	46,876	1,167,212
		5,523,547
Diversified financial services (2.4%)
Alignvest Acquisition II Corp. Class A (Canada) †	163,577	1,242,582
CF Corp. Class A †	48,788	531,789
CF Corp. 144A †	286,599	2,865,990
Easterly Acquisition Corp. †	192,680	1,936,434
Federal Street Acquisition Corp. (Units) †	128,900	1,314,780
Gores Holdings II, Inc. (Units) †	59,457	615,975
Haymaker Acquisition Corp. (Units) †	77,010	770,100
J2 Acquisition, Ltd. (British Virgin Islands) †	155,219	1,552,190
TPG Pace Holdings Corp. (Units) †	220,755	2,258,324
		13,088,164
Diversified telecommunication services (0.5%)
Verizon Communications, Inc.	61,477	2,942,904
		2,942,904
Electric utilities (1.5%)
Entergy Corp.	44,968	3,878,940
Exelon Corp.	103,852	4,175,889
		8,054,829
Electrical equipment (0.6%)
Rockwell Automation, Inc.	15,732	3,159,300
		3,159,300
Electronic equipment, instruments, and components (0.5%)
Jabil, Inc.	92,779	2,623,790
		2,623,790

20 Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Energy equipment and services (0.6%)
Enservco Corp. † S	698,042	$335,060
Ranger Energy Services, Inc. †	125,000	1,450,000
Select Energy Services, Inc. 144A Class A-1 †	98,303	1,600,373
		3,385,433
Equity real estate investment trusts (REITs) (1.2%)
American Tower Corp.	17,851	2,564,653
Armada Hoffler Properties, Inc.	156,630	2,235,110
Easterly Government Properties, Inc.	84,688	1,703,923
		6,503,686
Food and staples retail (3.0%)
CVS Health Corp.	65,474	4,486,933
Wal-Mart Stores, Inc.	109,108	9,526,219
Walgreens Boots Alliance, Inc.	38,547	2,554,510
		16,567,662
Food products (1.4%)
Archer-Daniels-Midland Co.	53,504	2,186,708
McCormick & Co., Inc. (non-voting shares)	26,458	2,633,365
Nomad Foods, Ltd. (United Kingdom) †	187,572	2,832,337
		7,652,410
Health-care equipment and supplies (0.7%)
Baxter International, Inc.	59,272	3,821,266
		3,821,266
Health-care providers and services (3.4%)
Aetna, Inc.	13,188	2,242,356
Anthem, Inc.	21,037	4,401,151
Express Scripts Holding Co. †	32,207	1,973,967
HCA Healthcare, Inc. †	36,872	2,789,367
Humana, Inc.	17,143	4,377,465
McKesson Corp.	18,633	2,569,118
		18,353,424
Hotels, restaurants, and leisure (3.5%)
Bloomin’ Brands, Inc.	135,513	2,409,421
Hyatt Hotels Corp. Class A †	46,381	2,906,233
Las Vegas Sands Corp.	54,670	3,464,985
Penn National Gaming, Inc. † S	133,673	3,487,529
Playa Hotels & Resorts NV †	261,668	2,703,030
Red Robin Gourmet Burgers, Inc. † S	17,235	1,178,874
Wyndham Worldwide Corp.	29,919	3,196,845
		19,346,917
Household durables (0.8%)
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Germany) †∆∆F	2	2
PulteGroup, Inc.	148,209	4,480,358
		4,480,360
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	111,415	2,785,375
		2,785,375

Multi-Cap Core Fund 21

COMMON STOCKS (97.9%)* cont.	Shares	Value
Insurance (1.8%)
American International Group, Inc.	45,099	$2,913,846
Assured Guaranty, Ltd.	93,677	3,475,417
Lincoln National Corp.	41,367	3,134,791
		9,524,054
Internet and direct marketing retail (1.4%)
Amazon.com, Inc. †	4,872	5,384,924
Expedia, Inc.	20,199	2,518,007
Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private)
(Luxembourg) †∆∆F	1,036	9,703
		7,912,634
Internet software and services (4.3%)
Alphabet, Inc. Class A †	8,515	8,796,336
Alphabet, Inc. Class C †	4,284	4,355,286
Cision, Ltd. † S	206,428	2,724,850
Delivery Hero Holding GmbH (Germany) †	53,374	2,277,696
Facebook, Inc. Class A †	29,816	5,368,669
		23,522,837
IT Services (2.5%)
Convergys Corp.	123,696	3,182,698
DXC Technology Co.	36,155	3,308,906
Switch, Inc. Class A †	33,037	631,998
Total System Services, Inc.	20,838	1,501,378
Visa, Inc. Class A	46,613	5,126,498
		13,751,478
Leisure products (0.2%)
Malibu Boats, Inc. Class A †	41,750	1,302,600
		1,302,600
Machinery (2.1%)
Caterpillar, Inc.	26,435	3,589,873
Cummins, Inc.	17,024	3,011,205
Komatsu, Ltd. (Japan)	53,741	1,747,333
Oshkosh Corp.	37,104	3,397,242
		11,745,653
Media (2.1%)
Comcast Corp. Class A	116,271	4,189,244
Live Nation Entertainment, Inc. †	95,497	4,180,859
Walt Disney Co. (The)	30,452	2,978,510
		11,348,613
Metals and mining (1.3%)
Alcoa Corp. †	77,161	3,686,753
Freeport-McMoRan, Inc. (Indonesia) †	263,251	3,680,249
		7,367,002
Multiline retail (0.6%)
Target Corp.	55,069	3,251,274
		3,251,274
Oil, gas, and consumable fuels (5.7%)
ConocoPhillips	75,015	3,837,017
Enterprise Products Partners LP	133,342	3,266,879
EQT Corp.	33,144	2,072,826

22 Multi-Cap Core Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Marathon Oil Corp.	241,219	$3,430,134
Royal Dutch Shell PLC ADR Class A (United Kingdom)	107,562	6,779,633
Suncor Energy, Inc. (Canada)	96,960	3,292,762
Total SA ADR (France)	58,797	3,276,169
Valero Energy Corp.	43,420	3,425,404
Vista Oil & Gas SAB de CV (Mexico) †	200,000	1,999,974
		31,380,798
Personal products (0.5%)
Edgewell Personal Care Co. † S	39,555	2,568,306
		2,568,306
Pharmaceuticals (3.0%)
Bristol-Myers Squibb Co.	45,285	2,792,273
Jazz Pharmaceuticals PLC †	22,204	3,142,532
Johnson & Johnson	52,154	7,270,789
Pfizer, Inc.	94,927	3,328,141
		16,533,735
Professional services (0.6%)
ManpowerGroup, Inc.	27,616	3,404,500
		3,404,500
Real estate management and development (0.8%)
CBRE Group, Inc. Class A †	75,666	2,975,187
Kennedy-Wilson Holdings, Inc. S	77,221	1,501,948
		4,477,135
Road and rail (0.7%)
Norfolk Southern Corp.	27,081	3,558,985
		3,558,985
Semiconductors and semiconductor equipment (3.3%)
Applied Materials, Inc.	88,559	4,997,384
Lam Research Corp.	26,410	5,508,334
Teradyne, Inc.	77,207	3,311,408
Texas Instruments, Inc.	46,101	4,457,506
		18,274,632
Software (6.4%)
Activision Blizzard, Inc.	28,570	1,871,049
Adobe Systems, Inc. †	17,275	3,025,889
Dell Technologies, Inc. Class V †	49,654	4,109,862
Micro Focus International PLC ADR (United Kingdom) †	66,847	2,334,966
Microsoft Corp.	246,356	20,491,892
Oracle Corp.	66,094	3,364,185
		35,197,843
Specialty retail (3.2%)
Best Buy Co., Inc.	48,475	2,713,631
Children’s Place, Inc. (The) S	24,917	2,710,970
Gap, Inc. (The) S	87,890	2,284,261
Home Depot, Inc. (The)	28,538	4,731,030
Lowe’s Cos., Inc.	31,408	2,511,070
Michaels Cos., Inc. (The) †	133,270	2,588,103
		17,539,065

Multi-Cap Core Fund 23

COMMON STOCKS (97.9%)* cont.			Shares	Value
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.			85,673	$14,482,164
HP, Inc.			153,383	3,305,404
NCR Corp. †			66,331	2,128,562
Xerox Corp.			92,129	2,792,430
				22,708,560
Textiles, apparel, and luxury goods (0.6%)
Hanesbrands, Inc. S			145,162	3,266,145
				3,266,145
Thrifts and mortgage finance (0.6%)
Radian Group, Inc.			153,503	3,217,423
				3,217,423
Tobacco (0.5%)
Philip Morris International, Inc.			24,702	2,584,817
				2,584,817
Trading companies and distributors (0.9%)
BMC Stock Holdings, Inc. †			66,508	1,426,597
United Rentals, Inc. †			24,989	3,535,444
				4,962,041
Wireless telecommunication services (0.5%)
Telephone & Data Systems, Inc.			100,632	2,933,418
				2,933,418
Total common stocks (cost $424,990,100)				$535,448,876

CONVERTIBLE PREFERRED STOCKS (0.2%)*			Shares	Value
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.			19,872	$1,126,345
Total convertible preferred stocks (cost $993,600)				$1,126,345

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value
Alignvest Acquisition II Corp. (Canada)	7/4/22	CAD 11.5	81,788	$44,378
Cision, Ltd. S	6/29/22	$22.50	26,005	81,916
Easterly Acquisition Corp.	7/29/20	22.50	96,340	76,109
J2 Acquisition, Ltd. (British Virgin Islands)	10/10/20	11.50	155,219	65,192
Vista Oil & Gas SAB de CV (Mexico)	8/8/22	11.50	200,000	54,768
Total warrants (cost $119,622)				$322,363

SHORT-TERM INVESTMENTS (5.1%)*			Shares	Value
Putnam Cash Collateral Pool, LLC 1.31% [d]			17,307,002	$17,307,002
Putnam Short Term Investment Fund 1.22% L			10,384,338	10,384,338
Total short-term investments (cost $27,691,340)				$27,691,340

TOTAL INVESTMENTS
Total investments (cost $453,794,662)				$564,588,924

24 Multi-Cap Core Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2017 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $546,789,154.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,707, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,865,990 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Multi-Cap Core Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$76,966,152	$—	$9,705
Consumer staples	35,690,454	—	—
Energy	31,165,884	3,600,347	—
Financials	104,247,712	2,865,990	—
Health care	60,926,084	—	—
Industrials	52,544,476	—	2
Information technology	122,636,657	—	—
Materials	17,098,066	—	—
Real estate	10,980,821	—	—
Telecommunication services	5,876,322	—	—
Utilities	10,840,204	—	—
Total common stocks	528,972,832	6,466,337	9,707

Convertible preferred stocks	—	1,126,345	—
Warrants	267,595	54,768	—
Short-term investments	10,384,338	17,307,002	—
Totals by level	$539,624,765	$24,954,452	$9,707

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of assets and liabilities 10/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $16,809,365 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $426,103,322)	$536,897,584
Affiliated issuers (identified cost $27,691,340) (Notes 1 and 5)	27,691,340
Foreign currency (cost $16) (Note 1)	16
Dividends, interest and other receivables	320,465
Receivable for shares of the fund sold	1,701,319
Receivable for investments sold	3,051,780
Prepaid assets	71,243
Total assets	569,733,747

LIABILITIES
Payable for investments purchased	1,769,790
Payable for purchases of delayed delivery securities (Note 1)	2,865,990
Payable for shares of the fund repurchased	370,181
Payable for compensation of Manager (Note 2)	258,097
Payable for custodian fees (Note 2)	10,510
Payable for investor servicing fees (Note 2)	121,491
Payable for Trustee compensation and expenses (Note 2)	26,470
Payable for administrative services (Note 2)	2,401
Payable for distribution fees (Note 2)	144,175
Collateral on securities loaned, at value (Note 1)	17,307,002
Other accrued expenses	68,486
Total liabilities	22,944,593

Net assets	$546,789,154

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$425,472,793
Undistributed net investment income (Note 1)	3,114,202
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	7,408,022
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	110,794,137
Total — Representing net assets applicable to capital shares outstanding	$546,789,154

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($144,040,992 divided by 6,452,465 shares)	$22.32
Offering price per class A share (100/94.25 of $22.32)*	$23.68
Net asset value and offering price per class B share ($15,235,953 divided by 702,097 shares)**	$21.70
Net asset value and offering price per class C share ($116,713,993 divided by 5,386,160 shares)**	$21.67
Net asset value and redemption price per class M share ($1,347,252 divided by 61,190 shares)	$22.02
Offering price per class M share (100/96.50 of $22.02)*	$22.82
Net asset value, offering price and redemption price per class R share
($2,153,400 divided by 96,885 shares)	$22.23
Net asset value, offering price and redemption price per class Y share
($267,297,564 divided by 11,915,628 shares)	$22.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Statement of operations Six months ended 10/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $11,357)	$5,763,911
Interest (including interest income of $82,156 from investments in affiliated issuers) (Note 5)	90,001
Securities lending (net of expenses) (Notes 1 and 5)	29,215
Total investment income	5,883,127

EXPENSES
Compensation of Manager (Note 2)	1,555,835
Investor servicing fees (Note 2)	413,261
Custodian fees (Note 2)	19,649
Trustee compensation and expenses (Note 2)	17,270
Distribution fees (Note 2)	832,733
Administrative services (Note 2)	7,699
Other	130,972
Total expenses	2,977,419
Expense reduction (Note 2)	(28,732)
Net expenses	2,948,687

Net investment income	2,934,440

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	13,171,224
Net realized loss on securities from affiliated issuers (Notes 1, 3 and 5)	(72,766)
Net realized loss on foreign currency transactions (Note 1)	(8,154)
Net realized gain on futures contracts (Note 1)	316,158
Net unrealized appreciation of securities in unaffiliated issuers during the period	39,332,140
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(125)
Net unrealized appreciation of securities in affiliated issuers during the period (Note 5)	272,123
Net unrealized depreciation of futures contracts during the period	(105,684)
Net gain on investments	52,904,916

Net increase in net assets resulting from operations	$55,839,356

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/17*	Year ended 4/30/17
Operations
Net investment income	$2,934,440	$4,254,687
Net realized gain on investments
and foreign currency transactions	13,406,462	15,254,987
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	39,498,454	71,921,197
Net increase in net assets resulting from operations	55,839,356	91,430,871
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,283,167)
Class B	—	(43,703)
Class C	—	(235,916)
Class M	—	(9,604)
Class R	—	(14,368)
Class Y	—	(2,393,165)
Increase (decrease) from capital share transactions (Note 4)	(84,489,826)	12,426,632
Total increase (decrease) in net assets	(28,650,470)	99,877,580

NET ASSETS
Beginning of period	575,439,624	475,562,044
End of period (including undistributed net investment
income of $3,114,202 and $179,762, respectively)	$546,789,154	$575,439,624

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2017**	$20.17	.11	2.04	2.15	—	—	—	—	—	$22.32	10.66*	$144,041	.51*	.52*	47*
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	—	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07[d]	.99[d]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24[f]	.75[f]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31[f]	.85[f]	136
Class B
October 31, 2017**	$19.68	.03	1.99	2.02	—	—	—	—	—	$21.70	10.26*	$15,236	.89*	.14*	47*
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	—	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.28	(7.13)	10,786	1.82[d]	.23[d]	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99[f]	(.04)[f]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06[f]	.13[f]	136
Class C
October 31, 2017**	$19.65	.03	1.99	2.02	—	—	—	—	—	$21.67	10.28*	$116,714	.89 *	.14*	47*
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	—	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.23	(7.13)	108,812	1.82[d]	.22[d]	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99[f]	(.03)[f]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06[f]	.11[f]	136
Class M
October 31, 2017**	$19.94	.05	2.03	2.08	—	—	—	—	—	$22.02	10.43*	$1,347	.76*	.26*	47*
April 30, 2017	16.46	.11	3.45	3.56	(.08)	—	—	(.08)	—	19.94	21.64	1,151	1.55	.60	76
April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	16.46	(6.91)	2,513	1.57[d]	.49[d]	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74[f]	.26[f]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81[f]	.40[f]	136
Class R
October 31, 2017**	$20.10	.08	2.05	2.13	—	—	—	—	—	$22.23	10.60*	$2,153	.64*	.38*	47*
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	—	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	16.61	(6.64)	1,855	1.32[d]	.75[d]	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49[f]	.17[f,g]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56[f]	.66[f]	136

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund	Multi-Cap Core Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
October 31, 2017**	$20.24	.15	2.04	2.19	—	—	—	—	—	$22.43	10.82*	$267,298	.38*	.70*	47*
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	—	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82[d]	1.23[d]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99[f]	.97[f]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06[f]	1.15[f]	136

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts):

Percentage of average net assets
April 30, 2014	0.28%
April 30, 2013	0.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund	Multi-Cap Core Fund 33

Notes to financial statements 10/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2017 through October 31, 2017.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

34 Multi-Cap Core Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Multi-Cap Core Fund 35

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated

36 Multi-Cap Core Fund

to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $17,307,002 and the value of securities loaned amounted to $16,940,181. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$6,058,865	$—	$6,058,865

The aggregate identified cost on a tax basis is $453,678,550, resulting in gross unrealized appreciation and depreciation of $120,243,099 and $9,332,726, respectively, or net unrealized appreciation of $110,910,374.

Multi-Cap Core Fund 37

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

38 Multi-Cap Core Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$104,380	Class R	1,254
Class B	10,898	Class Y	211,343
Class C	84,530	Total	$413,261
Class M	856

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $379 under the expense offset arrangements and by $28,353 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $399, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$176,984
Class B	1.00%	1.00%	73,889
Class C	1.00%	1.00%	573,263
Class M	1.00%	0.75%	4,359
Class R	1.00%	0.50%	4,238
Total			$832,733

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,919 and $567 from the sale of class A and class M shares, respectively, and received $9,922 and $639 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 on class A redemptions.

Multi-Cap Core Fund 39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$257,747,709	$319,520,318
U.S. government securities (Long-term)	—	—
Total	$257,747,709	$319,520,318

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	926,921	$19,549,004	2,226,495	$42,355,553
Shares issued in connection with
reinvestment of distributions	—	—	61,750	1,174,490
	926,921	19,549,004	2,288,245	43,530,043
Shares repurchased	(1,320,566)	(27,882,339)	(4,119,830)	(76,237,708)
Net decrease	(393,645)	$(8,333,335)	(1,831,585)	$(32,707,665)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	17,648	$365,643	165,629	$3,008,631
Shares issued in connection with
reinvestment of distributions	—	—	2,094	38,975
	17,648	365,643	167,723	3,047,606
Shares repurchased	(54,790)	(1,113,857)	(91,194)	(1,614,274)
Net increase (decrease)	(37,142)	$(748,214)	76,529	$1,433,332

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	487,544	$10,001,310	1,399,434	$25,448,672
Shares issued in connection with
reinvestment of distributions	—	—	11,702	217,543
	487,544	10,001,310	1,411,136	25,666,215
Shares repurchased	(867,647)	(17,744,671)	(2,348,556)	(40,984,299)
Net decrease	(380,103)	$(7,743,361)	(937,420)	$(15,318,084)

40 Multi-Cap Core Fund

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	13,239	$282,433	17,088	$317,293
Shares issued in connection with
reinvestment of distributions	—	—	510	9,604
	13,239	282,433	17,598	326,897
Shares repurchased	(9,788)	(202,324)	(112,520)	(2,077,722)
Net increase (decrease)	3,451	$80,109	(94,922)	$(1,750,825)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	35,232	$753,546	56,996	$1,051,005
Shares issued in connection with
reinvestment of distributions	—	—	491	9,316
	35,232	753,546	57,487	1,060,321
Shares repurchased	(31,247)	(638,429)	(76,304)	(1,432,441)
Net increase (decrease)	3,985	$115,117	(18,817)	$(372,120)

	SIX MONTHS ENDED 10/31/17		YEAR ENDED 4/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,936,322	$82,206,538	7,931,476	$153,264,744
Shares issued in connection with
reinvestment of distributions	—	—	118,540	2,260,555
	3,936,322	82,206,538	8,050,016	155,525,299
Shares repurchased	(7,166,607)	(150,066,680)	(5,294,484)	(94,383,305)
Net increase (decrease)	(3,230,285)	$(67,860,142)	2,755,532	$61,141,994

Multi-Cap Core Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

							Change in	Shares
							unrealized	outstanding
	Fair value as			Investment	Capital gain		appreciation	and fair value as
Name of affiliate	of 4/30/17	Purchase cost	Sale proceeds	income	distributions	Realized gain (loss)	(depreciation)	of 10/31/17
Short-term investments
Putnam Cash Collateral Pool, LLC*	$13,182,425	$100,085,498	$95,960,921	$88,207	$—	$—	$—	$17,307,002
Putnam Short Term Investment Fund**	27,556,835	98,210,640	115,383,137	82,156	—	—	—	10,384,338
Total Short-term investments	40,739,260	198,296,138	211,344,058	170,363	—	—	—	27,691,340
Common stocks
Energy
Enservco Corp.†	850,453	—	860,282	—	—	(72,766)	272,123	—
Total Common stocks	850,453	—	860,282	—	—	(72,766)	272,123	—
Totals	$41,589,713	$198,296,138	$212,204,340	$170,363	$—	$(72,766)	$272,123	$27,691,340

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Warrants (number of warrants)	360,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$322,363		$—
Total		$322,363		$—

42 Multi-Cap Core Fund	Multi-Cap Core Fund 43

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$(1)	$316,158	$316,157
Total	$(1)	$316,158	$316,157

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$219,239	$(105,684)	$113,555
Total	$219,239	$(105,684)	$113,555

44 Multi-Cap Core Fund

Statement of Additional Information Supplement	February 1, 2018

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

Effective immediately, sub-section “Sales Charges and Other Share Class Features—Retail Investors—Purchases of class A and class T1 shares without an initial sales charge” in the section “HOW TO BUY FUND SHARES” is replaced with the following:

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors on or after March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors prior to March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors on or after March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors prior to March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs. Class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor’s class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor’s CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be

1

based on the lower of the shares’ cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Effective April 1, 2018, the following is added as a sub-section under “Sales Charges and Other Share Class Features—Retail Investors” in the section “HOW TO BUY FUND SHARES:”

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares on or around the end of the month ten years after the purchase date, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

Effective March 1, 2018, the sub-section “Exchange Privilege—Same-Fund Exchange Privilege” in the section “INVESTOR SERVICES” is replaced with the following:

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 and class T shares, if applicable, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an

2

agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan.

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

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No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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Statement of Additional Information Supplement	December 1, 2017

Putnam Multi-Cap Core Fund
Statement of Additional Information dated August 30, 2017

Effective November 30, 2017, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are supplemented to reflect that the fund’s portfolio managers are now Gerard Sullivan and Arthur Yeager. These sub-sections are also supplemented with regards solely to Mr. Yeager as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of November 13, 2017. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Arthur Yeager	0	$0	0	$0	1	$4,800,000

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of November 13, 2017, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio manager	Dollar range of shares owned
Arthur Yeager	$1-$10,000

sai_649 - 12/17

FUND	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T	CLASS Y
SYMBOLS	PMYAX	PMYBX	PMYCX	PMYMX	PMYZX	PMYTX	PMYYX

Putnam Multi-Cap Core Fund

A Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
8/30/17

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 8/30/17, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

sai_649.pdf - 2017/08

I-1

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-5
PORTFOLIO MANAGER	I-17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND	I-19
FINANCIAL STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
TAXES	II-60
MANAGEMENT	II-75
DETERMINATION OF NET ASSET VALUE	II-98
INVESTOR SERVICES	II-99
SIGNATURE GUARANTEES	II-104
REDEMPTIONS	II-104
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-105
SHAREHOLDER LIABILITY	II-105
DISCLOSURE OF PORTFOLIO INFORMATION	II-105
INFORMATION SECURITY RISKS	II-107
PROXY VOTING GUIDELINES AND PROCEDURES	II-108
SECURITIES RATINGS	II-108
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-114
APPENDIX B - FINANCIAL STATEMENTS	II-141

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SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Multi-Cap Core Fund is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against

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the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust's Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

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(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

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Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated July 1, 2013. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.

Between October 8, 2013 and the date of the Management Contract, Putnam Management managed the fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated July 1, 2013. Putnam Management has entered into a sub-management contract for your fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract.

Management fees

Under the Management Contract, the fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

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0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.475% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, the fund incurred the following fees:

			Amount
			management
			fee would
		Amount of	have been
	Management	management	without
Fiscal year	fee paid	fee waived	waivers
2017	$2,633,284	$0	$2,633,284
2016	$2,788,662	$3,154	$2,791,816
2015	$1,150,470	$0	$1,150,470

The amount of management fee waived for the 2016 fiscal year resulted from a voluntary, one-time waiver by Putnam Management.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

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Fiscal	Brokerage
year	commissions
2017	$425,725
2016	$540,380
2015	$252,571

The brokerage commissions for the fund’s 2017 fiscal year were lower than the brokerage commissions for the fund’s 2016 fiscal year due in part to a decrease in the fund’s assets. The brokerage commissions for the fund's 2016 fiscal year were higher than the brokerage commissions for the fund's 2015 fiscal year due to an increase in the fund's assets.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

Dollar value	Percentage
of these	of total	Amount of
transactions	transactions	commissions
$654,372,353	79.04%	$354,587

At the end of fiscal 2017, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Bank of America Corp.	$14,515,823
Citigroup, Inc.	$11,196,796
Goldman Sachs Group, Inc. (The)	$6,116,454
JPMorgan Chase & Co.	$15,111,291
Morgan Stanley	$6,006,051

I-8

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2017, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

Portion of total
reimbursement
for
compensation
Total	and
reimbursement	contributions
$13,631	$9,656

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2016.

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	Dollar range of	Aggregate dollar range of
Name of Trustee	Putnam Multi-Cap	shares held in all of the
	Core Fund shares	Putnam funds overseen
	owned	by Trustee

Liaquat Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	over $100,000	over $100,000

Barbara M. Baumann	over $100,000	over $100,000

Jameson A. Baxter	over $100,000	over $100,000

Katinka Domotorffy	$1-$10,000	over $100,000

*Catharine Bond Hill	N/A	N/A

Paul L. Joskow	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$10,001-$50,000	over $100,000

*Manoj P. Singh	N/A	N/A

** Robert L. Reynolds	$1-$10,000	over $100,000

*Appointed to the Board of Trustees on March 16, 2017.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

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Audit, Compliance and Distributions Committee	14
Board Policy and Nominating Committee	6
Brokerage Committee	4
Contract Committee	10
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2017, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2016.

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COMPENSATION TABLE

		Pension or	Estimated	Total
Trustee/Year		retirement	annual	compensation
	Aggregate	benefits	benefits from	from all
	compensation	accrued as	all Putnam	Putnam
	from the fund	part of fund	funds upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$1,992	N/A	N/A	$315,000

Ravi Akhoury/2009	$1,919	N/A	N/A	$302,500

Barbara M.
Baumann/2010(3)	$1,992	N/A	N/A	$315,000

Jameson A.
Baxter/1994(3)(4)	$2,893	$224	$110,533	$482,031

Robert J.
Darretta/2007(3)(5)	$2,150	N/A	N/A	$340,000

Katinka Domotorffy/2012(3)	$1,992	N/A	N/A	$315,000

Catharine Bond
Hill/2017(6)	$556	N/A	N/A	N/A

John A. Hill/1985(3)(5)	$1,840	$381	$161,667	$290,000

Paul L. Joskow/1997(3)	$1,992	$156	$113,417	$315,000

Kenneth R. Leibler/2006	$2,137	N/A	N/A	$322,500

Robert E. Patterson/1984	$1,992	$253	$106,542	$302,500

George Putnam, III/1984	$2,150	$262	$130,333	$340,000

Manoj P. Singh/2017(6)	$556	N/A	N/A	N/A

W. Thomas
Stephens/1997(7)	$1,992	$149	$107,125	$315,000

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2016, there were 114 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of April 30, 2017, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $453; Ms. Baumann - $544; Ms. Baxter - $2,983; Mr. Darretta - $2,252; Ms. Domotorffy - $366; Mr. Hill - $5,726; and Dr. Joskow - $2,031.

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(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Darretta and Mr. Hill retired from the Board of Trustees on June 30, 2017.

(6) Dr. Hill and Mr. Singh were appointed to the Board of Trustees on March 16, 2017.

(7) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee, which concluded with his retirement on June 30, 2017.

(8) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

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At July 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Percentage Owned

A	National Financial Services LLC	13.76%
	Attn: Mutual Funds Dept 4th Fl
	499 Washington Blvd
	Jersey City, NJ 07310-1995

A	Pershing, LLC	13.18%
	1 Pershing Plz
	Jersey City, NJ 07399-0001

A	Raymond James	9.16%
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100

B	Pershing, LLC	28.04%
	1 Pershing Plz
	Jersey City, NJ 07399-0001

C	Pershing, LLC	18.32%
	1 Pershing Plz
	Jersey City, NJ 07399-0001

C	Raymond James	15.62%
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100

C	Morgan Stanley Smith Barney	10.46%
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311

C	National Financial Services LLC	10.25%
	Attn: Mutual Funds Dept 4th Fl
	499 Washington Blvd
	Jersey City, NJ 07310-1995

C	Wells Fargo Clearing Services, LLC	7.23%
	2801 Market St.
	St. Louis, MO 63103-2523

C	UBS WM USA	6.85%
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

C	LPL Financial	5.08%
	Attn: Lindsay O’Toole
	4707 Executive Dr
	San Diego, CA 92121-3091

M	Raymond James	19.89%
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100

M	Pershing, LLC	13.13%

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	1 Pershing Plz
	Jersey City, NJ 07399-0001

M	Putnam Fiduciary Trust Co CUST FBO	5.24%
	Mcallen I.S.D.
	403(B) Plan
	3109 Umar Ave
	Mcallen, TX 78504-4998

R	Ascensus Trust Company FBO	18.07%
	Delatte & Edwards APLC 401K
	PO Box 10758
	Fargo, ND 58106-0758

R	Ascensus Trust Company FBO	12.96%
	Nimncht Chevrolet CO 401K
	PO Box 10758
	Fargo, ND 58106-0758

R	Great-West Trust Company LLC - Kluge	12.92%
	Design, Inc. 401K
	8515 E Orchard Rd 2T2
	Greenwood Village, CO 80111-5002

R	Counsel Trust DBA MATC	9.84%
	R J Sherman & Associates
	7 Maple Ave
	Lumberton, NJ 08048-2908

R	MLPF&S	7.60%
	Attn: Fund Administration
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL. 32246-6484

R	Raymond James	6.67%
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100

R	FIIOC FBO	5.53%
	Five Stones Research Corporation 401(K) Plan
	100 Magellan Way
	Covington, KY 41015-1987

Y	Pershing, LLC	17.10%
	1 Pershing Plz
	Jersey City, NJ 07399-0001

Y	National Financial Services LLC	14.14%
	Attn: Mutual Funds Dept 4th Fl
	499 Washington Blvd
	Jersey City, NJ 07310-1995

Y	Wells Fargo Clearing Services, LLC	13.47%
	2801 Market St.
	St. Louis, MO 63103-2523

Y	Morgan Stanley Smith Barney	6.34%
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311

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Y	Raymond James	6.23%
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100

Y	UBS WM USA	6.21%
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761

Y	LPL Financial	5.64%
	Attn: Lindsay O’Toole
	4707Executive Dr
	San Diego, CA 92121-3091

Y	MLPF&S	5.60%
	Attn: Fund Administration
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL. 32246-6484

Y	RBC Capital Markets, LLC	5.56%
	Attn: Mutual Fund Ops Manager
	60 S 6th St Ste. 700 # -P08
	Minneapolis, MN 55402-4413

Distribution fees

During fiscal 2017, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M	Class R
$343,339	$123,468	$1,052,199	$14,624	$10,219

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

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		Sales charges
		retained by
		Putnam Retail
	Total front-	Management after	Contingent
	end sales	dealer	deferred sales
Fiscal year	charges	concessions	charges
2017	$330,545	$55,752	$0
2016	$707,945	$115,073	$0
2015	$962,966	$159,526	$0

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent
deferred sales
Fiscal year	charges
2017	$15,693
2016	$14,458
2015	$1,983

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

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Contingent
deferred sales
Fiscal year	charges
2017	$2,763
2016	$6,942
2015	$795

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales charges
		retained by
		Putnam Retail
	Total front-	Management
	end sales	after dealer
Fiscal year	charges	concessions
2017	$3,667	$666
2016	$13,270	$1,939
2015	$7,902	$1,272

During the fund's last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015, the fund no longer assesses a contingent deferred sales charge with respect to class M shares.

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Investor servicing fees

During the 2017 fiscal year, the fund incurred $809,459 in fees for investor servicing provided by Putnam Investor Services, Inc.

PORTFOLIO MANAGER

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
accounts, managed
			Other accounts		account programs
	Other SEC-registered		that pool assets		and single-sponsor
Portfolio	open-end and closed-		from more than		defined contribution
manager	end funds		one client		plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Gerard Sullivan	2	$ 2,154,100,000	0	0	0	0

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio manager

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage.

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In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, Putnam evaluates performance based on the fund's peer ranking in the fund's Lipper category or categories, as applicable, over the 3-year period. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was over $1,000,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fund's most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon

I-20

the Report of the Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-21

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class T shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next

August 28, 2017	II-1

determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section “Determination of Net Asset Value” for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes

August 28, 2017	II-2

and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class T shares. The public offering price of class A, class M and class T shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class T shares of the funds by style category. The variations in sales charges may reflect the varying efforts required to sell shares to different categories of purchasers, as well as other relevant factors.

The sales charge for class A shares and class M shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer. For class T shares, the entire sales charge amount will be allocated to the investment dealer, as shown in the table below.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

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For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Retirement Income Fund Lifestyle 1, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

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*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

For all Putnam funds that offer class T shares (except Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund)*:

	CLASS T

		Amount of sales charge
	Sales charge as a	reallowed to dealers as a
	percentage of offering	percentage of offering
Amount of transaction at offering price ($)	price	price
Under 249,000	2.50%	2.50%
250,000 but under 499,999	2.00	2.00
500,000 but under 999,999	1.50	1.50
1,000,000 and above	1.00	1.00

*Purchases into Putnam Short Duration Income Fund and Putnam Absolute Return 100 Fund will not be subject to any sales charge.

Purchases of class A and class T1 shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and class A and class T1 shares of Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund and Putnam Government Money Market Fund, class T1 shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to

August 28, 2017	II-5

those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund with the longer conversion schedule will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund’s prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a

August 28, 2017	II-6

Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see “INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan”) may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges –Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the subsection Additional reductions and waivers of sales charges – Class B and class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A and Class M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

August 28, 2017	II-7

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class (excluding class T) of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a “403(b) plan”) of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class (excluding class T) of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

August 28, 2017	II-8

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain “credits,” as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the “combined purchase privilege” (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

August 28, 2017	II-9

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management will no longer make such payments.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the “Qualified Trustees”), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a

August 28, 2017	II-10

vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, “average net asset value” means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

August 28, 2017	II-11

Rate*	Fund

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
Putnam Investors Fund

0.20% for shares purchased on or before 3/31/90;	Putnam U.S. Government Income Trust
0.25% for shares purchased after 3/31/90

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

August 28, 2017	II-12

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

August 28, 2017	II-13

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding Retirement Income Fund
Lifestyle 1) currently making payments under a class
M distribution plan, and Putnam Absolute Return 500
Fund and Putnam Absolute Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam
Short Duration Income Fund) and Retirement Income
Fund Lifestyle 1.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

August 28, 2017	II-14

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a
class T distribution plan.

Class T1 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T1 shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Government Money Market Fund*
Putnam Money Market Fund*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund will limit the 12b-1 fees payable by class T1 shares to 0.00% of the average net asset value of class T1 shares for which such dealers are designated the dealer of record.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments

August 28, 2017	II-15

are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

American Portfolios Financial Services, Inc.	Lincoln Investment Planning, Inc.

Ameriprise Financial Services, Inc.	LPL Financial LLC

AXA Advisors, LLC	MMC Securities Corp.

BancWest Investment Services, Inc.	Morgan Stanley Smith Barney LLC

Cadaret, Grant & Co. Inc.	National Planning Corporation

Cambridge Investment Research, Inc.	M&T Securities, Inc.

Cetera Advisors, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cetera Advisor Networks, LLC	MSI Financial Services, Inc.

Cetera Financial Specialists, LLC	Northwestern Mutual Investment Services, LLC

Cetera Investment Services, LLC	Oppenheimer & Co. Inc.

Citigroup Global Markets Inc.	PNC Investments LLC

Citizens Securities, Inc.	Raymond James & Associates, Inc.

Clearing Services, LLC	Raymond James Financial Services, Inc.

Commonwealth Equity Services	RBC Capital Markets, LLC

CUNA Brokerage Services, Inc.	Royal Alliance Associates

CUSO Financial Services, L.P.	Sagepoint Financial, Inc.

First Allied Securities, Inc.	Santander Securities LLC

FSC Securities Corporation	Securities America, Inc.

Girard Securities, Inc.	Securian Financial Services, Inc.

HD Vest Investment Securities, Inc.	Securities Service Network, Inc.

Independent Financial Group, LLC	SII Investments

Investacorp, Inc.	Stifel, Nicolaus & Company, Incorporated

INVEST Financial Corporation	Summit Brokerage Services, Inc.

Investment Centers of America, Inc.	SunTrust Bank, Inc.

August 28, 2017	II-16

Investors Capital Corp.	SunTrust Investment Services, Inc.

Janney Montgomery Scott LLC	TD Ameritrade, Inc.

J.P. Morgan Securities, LLC	TD Ameritrade Clearing, Inc.

J.P. Turner & Company, LLC	Triad Advisors, Inc.

Kestra Investment Services, LLC	U.S. Bancorp Investments, Inc.

KMS Financial Services, Inc.	UBS Financial Services Inc.

Legend Equities Corporation	Voya Financial Advisors, Inc.

Lincoln Financial Advisors Corp.	VSR Financial Services, Inc.

Lincoln Financial Securities Corporation

Additional dealers may receive marketing support payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2016:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America

Additional or different dealers may also receive program servicing payments in 2017 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2016 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment

August 28, 2017	II-17

events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”), The Putnam Advisory Company, LLC (“PAC”) and/or PanAgora Asset Management, Inc. (“PanAgora”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL, PAC and/or PanAgora, as appropriate.

Temporary Defensive Strategies	Market Risk

Bank Loans	Master Limited Partnerships (MLPs)

Borrowing and Other Forms of Leverage	Money Market Instruments

Commodity-Related Investments	Mortgage-backed and Asset-backed Securities

Derivatives	Options on Securities

Exchange-Traded Notes	Preferred Stocks and Convertible Securities

Floating Rate and Variable Rate Demand Notes	Private Placements and Restricted Securities

Foreign Currency Transactions	Real Estate Investment Trusts (REITs)

Foreign Investments and Related Risks	Redeemable Securities

Forward Commitments and Dollar Rolls	Repurchase Agreements

Futures Contracts and Related Options	Securities Loans

Hybrid Instruments	Securities of Other Investment Companies

Inflation-Protected Securities	Short Sales

Initial Public Offerings (IPOs)	Short-Term Trading

Interfund Borrowing and Lending	Special Purpose Acquisition Companies

Inverse Floaters	Structured Investments

Investments in Wholly-Owned Subsidiaries	Swap Agreements

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Legal and Regulatory Risk Relating to Investment Strategy	Tax-exempt Securities

Lower-rated Securities	Warrants

Zero-coupon and Payment-in-kind Bonds

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a

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lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to

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receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets

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with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries. Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Investments in Wholly-Owned Subsidiaries,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including

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commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a wholly-owned foreign subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a wholly-owned foreign subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a

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combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are

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secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging.” The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

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The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income

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has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States

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government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the fund sets aside on its books liquid assets in an amount

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sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.

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The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a

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regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

Except in the case of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund, no fund intends to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Each of the funds and subsidiaries set forth below is a commodity pool under the Commodity Exchange Act (the “CEA”), and each of Putnam Management and PanAgora is registered as a “commodity pool operator” under the CEA with respect to each such fund. PanAgora is also registered as a Commodity Trading Advisor under the CEA. Since Putnam Management, PanAgora, and the funds and subsidiaries set forth below are subject to regulation by the CFTC under the CEA, they are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the funds, Putnam Management, and PanAgora by the SEC. In August 2013, the CFTC issued a rule that permits a registered investment company to elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements. The funds listed below have elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements by agreeing to comply with applicable SEC requirements.

Fund	Subsidiary
Putnam PanAgora Managed Futures Strategy	Putnam PanAgora Managed Futures Strategy, Ltd.
Putnam PanAgora Risk Parity Fund	Putnam PanAgora Risk Parity Fund, Ltd.

As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these Funds and their respective subsidiaries, and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. With respect to each other Putnam fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures

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contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

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Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

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Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments,

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including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at

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least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investments in Wholly-Owned Subsidiaries

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Generally, each Subsidiary will invest primarily in commodity futures, and, in the case of Putnam PanAgora Risk Parity Fund, swaps on commodity futures, but each Subsidiary may also invest in other commodity-related instruments (such as financial futures, option and swap contracts). Each Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike a fund, the Subsidiary may invest without limitation in commodity-linked derivatives. By investing in a Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Except as described below, the Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws

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of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the fund.

The Chief Compliance Officer of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding each Subsidiary’s compliance with its policies and procedures. Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Risk Parity Fund and each Subsidiary test for compliance with investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary complies with asset segregation requirements to the same extent as the applicable fund.

PanAgora provides investment management and other services to each Subsidiary. PanAgora does not receive increased compensation by virtue of providing each Subsidiary with investment management or administrative services. However, Putnam Management pays PanAgora based on each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s assets, including the assets invested in the applicable Subsidiary. Each Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the applicable fund.

The financial statements of each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will be consolidated with the financial statements of the applicable Subsidiary in the fund’s Annual and Semi-Annual Reports. The fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus.

In order for the fund to qualify as a regulated investment company under Subchapter M of the Code the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Income from certain commodity-linked derivative instruments in which the fund might invest may not be considered qualifying income. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a Subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a Subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other

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regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

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Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See “SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

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Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, the fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the fund. To the extent the fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the fund.

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Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies' facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various

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government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

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Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

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Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

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The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will

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lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

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Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security's “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

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While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

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Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Under normal circumstances, each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and

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repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain

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additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

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Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

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Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

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The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term “Tax-exempt Securities” includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum

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tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

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A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the

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payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

“Moral obligation” bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

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Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

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TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or

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future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross

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income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying

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fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in

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the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

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Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund intends to gain exposure to commodities and commodity-related investments, in whole or in part, through each fund’s respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the CFC provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States Shareholders.” Because each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a U.S. person that owns all of the stock of its respective Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a “United States Shareholder” and each Subsidiary is a CFC. As a “United States Shareholder,” each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is required to include in gross income for United States federal income tax purposes, as ordinary income, all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the applicable Subsidiary, which may increase the

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ordinary income recognized by the fund. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each fund’s recognition of its Subsidiary’s “subpart F income” will increase such fund’s tax basis in its Subsidiary’s shares. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of such Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in its Subsidiary’s shares. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The rules regarding the extent to which such subpart F inclusions will be treated as “qualifying income” for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will seek to ensure that they satisfy the 90% gross income requirement, including but not limited to by ensuring that each Subsidiary timely distributes to the applicable fund an amount equal to such Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. In order to make such distributions, a Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. If either of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund were to fail to meet the 90% gross income requirement or otherwise were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, such fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to pay substantial taxes, penalties and interest, and to make substantial distributions, in order to re-qualify for such special treatment.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply

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retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be

August 28, 2017	II-70

distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

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Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its

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distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

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Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly

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reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short-or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

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If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from
Trinity College, Cambridge University and an M.A.
in economics from Harvard University.

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance
	firm) from 1992 to 2007.	company focused on private equity advisory
services) and a member of its Compensation
Committee. He also served as Director and on the
Compensation Committee of MaxIndia/New York
Life Insurance Company in India. Mr. Akhoury is
also a Trustee of the Rubin Museum, serving on the
Investment Committee, and of American India
Foundation. Mr. Akhoury is a former Vice President
and Investment Policy Committee member of
Fischer, Francis, Trees and Watts (a fixed-income
investment management subsidiary of BNP
Paribas). He previously served on the Board of
Bharti Telecom (an Indian telecommunications
company) and was a member of its Audit and
Compensation Committees. He also served on the
Board of Thompson Press (a publishing company)
and was a member of its Audit Committee. Mr.
Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at
Stony Brook.

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Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly
1955), Trustee since 2010	Energy Corporation, a	traded master limited partnership focused on
	strategic consultant to	pipeline transport, storage and distribution of
	domestic energy firms	petroleum products) and Devon Energy Corporation
	and direct investor in	(a leading independent natural gas and oil
	energy projects.	exploration and production company). She is the
Chair of the Board of Trustees of Mount Holyoke
College, serves on the board of The Denver
Foundation, is a former Chair of the Board, and a
current Board member, of Girls Inc. of Metro
Denver (a nonprofit organization benefitting young
women), and serves on the Finance Committee of
the Children’s Hospital of Colorado. Until
September 2014, Ms. Baumann was a director of
UNS Energy Corporation (a publicly held electric
and gas utility in Arizona). Until May 2014, Ms.
Baumann was a Director of SM Energy Corporation
(a publicly held U.S. exploration and production
company). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held
a variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University
of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and
supply chain management company), Ryerson, Inc.
(a metals service company) and Advocate Health
Care. She has also served as a director on a number
of other boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

August 28, 2017	II-78

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy, of the Great Lakes Science
	Foundation and	Center, and of College Now Greater Cleveland. Ms.
	Margaret A. Cargill	Domotorffy holds a BSc in Economics from the
	Foundation, part of the	University of Pennsylvania and an MSc in
	Margaret A. Cargill	Accounting and Finance from the London School of
	Philanthropies. Prior to	Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management.

Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to
1954), Trustee since 2017	Ithaka S+R (a not-for-	the Yale Corporation. Dr. Hill graduated from
	profit service that helps	Williams College, earned a bachelor’s degree and a
	the academic community	master’s degree at Brasenose College, Oxford
	navigate economic and	University, and completed her doctorate in
	technological change).	economics at Yale University.
From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.

August 28, 2017	II-79

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of Exelon
Trustee since 1997	P. Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers
	focused primarily on	of the Boston Symphony Orchestra. Prior to April
	research and education	2013, he served as Director of TransCanada
	on issues related to	Corporation and TransCanada Pipelines Ltd.
	science, technology and	(energy companies focused on natural gas
	economic performance).	transmission, oil pipelines, and power services.)
	He is the Elizabeth and	Prior to August 2007, he served as a Director of
	James Killian Professor	National Grid (a U.K.-based holding company with
	of Economics, Emeritus	interests in electric and gas transmission and
	at the Massachusetts	distribution and telecommunications infrastructure).
	Institute of Technology	Prior to July, 2006, he served as President of the
	(“MIT”).	Yale University Council. Prior to February 2005, he
	Prior to 2007, he was the	served on the board of the Whitehead Institute for
	Director of the Center	Biomedical Research (a non-profit research
	for Energy and	institution). Prior to February 2002, he was a
	Environmental Policy	Director of State Farm Indemnity Company (an
	Research at MIT.	automobile insurance company), and prior to March
2000, he was a Director of New England Electric
System (a public utility holding company). Dr.
Joskow holds a Ph.D. and a M.Phil. from Yale
University and a B.A. from Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006 and	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair since 2016	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a
	derivatives securities).	Director of ISO New England (the organization
	He is currently Vice	responsible for the operation of the electric
	Chairman Emeritus of	generation system in the New England states). Prior
	the Board of Trustees of	to 2000, he was a Director of the Investment
	Beth Israel Deaconess	Company Institute in Washington, D.C. Prior to
	Hospital in Boston and a	January 2005, Mr. Leibler served as Chairman and
	former Director of Beth	Chief Executive Officer of the Boston Stock
	Israel Deaconess Care	Exchange. Prior to January 2000, he served as
	Organization, an	President and Chief Executive Officer of Liberty
	accountable care group	Financial Companies (a publicly traded diversified
	jointly owned by the	asset management organization). Prior to June
	medical center and its	1990, he served as President and Chief Operating
	affiliated physicians	Officer of the American Stock Exchange (AMEX).
	network. He is also	Prior to serving as AMEX President, he held the
	Director of Eversource	position of Chief Financial Officer, and headed its
	Corporation, which	management and marketing operations. Mr. Leibler
	operates New England’s	graduated with a B.A. in Economics from Syracuse
	largest energy delivery	University.
system.

August 28, 2017	II-80

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert E. Patterson (Born	Prior to March 15, 2017,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Co-Chairman of Cabot	Trustee of the Joslin Diabetes Center. Prior to
	Properties, Inc. (a	December 2001, Mr. Patterson served as the
	private equity firm	President and as a Trustee of Cabot Industrial Trust
	investing in commercial	(a publicly-traded real estate investment trust). He
	real estate) and	has also served as a Trustee of the Sea Education
	Chairman or Co-	Association. Prior to 1998, he was Executive Vice
	Chairman of the	President and Director of Acquisitions of Cabot
	Investment Committees	Partners Limited Partnership (a registered
	for various Cabot Funds.	investment adviser involved in institutional real
	He currently serves as	estate investments). Prior to 1990, he served as
	Senior Advisor to these	Executive Vice President of Cabot, Cabot & Forbes
	entities.	Realty Advisers, Inc. (the predecessor company of
Cabot Partners). Mr. Patterson practiced law and
held various positions in state government, and was
the founding Executive Director of the
Massachusetts Industrial Finance Agency. Mr.
Patterson is a graduate of Harvard College and
Harvard Law School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was
	other research services)	a Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day
	Generation Advisors,	School. Until 2002, he was a Trustee of the Sea
	LLC (a registered	Education Association. Mr. Putnam is a graduate of
	investment adviser to	Harvard College, Harvard Business School and
	private funds), which are	Harvard Law School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international
	at Deloitte Touche	development); Trustee of Carnegie Mellon
	Tohmatsu, Ltd. (a global	University; Trustee of the Rubin Museum; Director
	professional services	of Pratham USA (an organization dedicated to
	organization). He served	children’s education in India); member of the
	on the Deloitte U.S.	advisory board of Altimetrik (a business
	board of directors and	transformation and technology solutions firm); and
	the boards of Deloitte	Director of DXC Technology (a global IT services
	member firms in China,	and consulting company). Mr. Singh holds a
	Mexico and Southeast	bachelor’s degree in electrical engineering from the
	Asia.	Indian Institute of Technology and an MS in
industrial administration from Carnegie Mellon
University.

August 28, 2017	II-81

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the
	2014, President and	Chief Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he
	company that provides	served as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and Great-
West Financial. Member
of Putnam Investments’
and Great-West
Financial’s Board of
Directors. Prior to
joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2016, there were 114 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

August 28, 2017	II-82

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

August 28, 2017	II-83

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

August 28, 2017	II-84

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam
Executive Officer, and Compliance		Funds.
Liaison

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management (2003-2015).

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services,
Vice President and Assistant		Putnam Management.
Treasurer

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Assistant Treasurer, The Putnam Funds.
Assistant Clerk, and Assistant
Treasurer

Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk and
Assistant Vice President, Assistant		Assistant Treasurer, The Putnam Funds.
Clerk and Assistant Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see “Trustee responsibilities and fees” in Part I of this SAI.

August 28, 2017	II-85

Board Leadership Structure. Currently, 11 of the 12 Trustees of your fund are Independent Trustees, meaning that they are not considered “interested persons” of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes

August 28, 2017	II-86

recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Mses. Baumann (Chairperson), Baxter and Domotorffy, and Messrs. Akhoury, Patterson and Singh.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chairperson), Messrs. Leibler, Patterson and Putnam, and Mses. Baxter and Baumann.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chairperson), Leibler and Putnam, and Drs. Hill and Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed and Leibler, and Drs. Hill and Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and

August 28, 2017	II-87

Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Mses. Baxter (Chairperson) and Baumann, and Messrs. Leibler and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Ahamed, Patterson, Reynolds and Singh, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chairperson), Akhoury and Patterson, and Mses. Baumann, Baxter and Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust

August 28, 2017	II-88

established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Global Sector Fund, Putnam Mortgage Opportunities Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2018 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund

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fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company (“State Street”), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering

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services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

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PanAgora

If so disclosed in the fund’s prospectus, PanAgora, an affiliate of Putnam Management, has been retained as the sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management, by Putnam Management pursuant to a sub-advisory agreement between Putnam Management and PanAgora.

PanAgora, a Delaware corporation, is located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora was founded in 1989 and is jointly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC), Nippon Life Insurance (“NLI”) of Japan, and certain key employees.

Under certain terms of the sub-advisory agreement, PanAgora, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PanAgora from time to time by Putnam Management, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of the Board of Trustees and Putnam Management.

PanAgora, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory agreement provides that PanAgora shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PanAgora.

The sub-advisory agreement may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PanAgora or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

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The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

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A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

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PanAgora

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

See “Charges and expenses” in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that

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broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in “principal” transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the

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fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC, PanAgora and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”), by PanAgora (the “PanAgora Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics, the PanAgora Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics and, as applicable, the PanAgora Code of Ethics do not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

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Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

Effective September 1, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T (effective March 1, 2017), class T1 and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class R, class T and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T, class T1 and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

Putnam Investor Services has agreed, through August 31, 2018, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

For the period from September 1, 2015 through August 31, 2016, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that were allocated to the fund and accounts of certain funds that operate as funds-of-funds (including Putnam RetirementReady Funds) that were allocated to the fund (collectively “previously defined retail accounts”)) holding class A, class B, class C, class

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M, class R, class T1 and class Y shares, subject to certain limitations, was an annual fee that included (1) a per account fee for each previously defined retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above were based on product type. The accounts of 529 plans and certain funds-of-funds (including Putnam RetirementReady Funds) were included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that were invested in the particular underlying fund.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

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Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such

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Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

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A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under “How do I sell or exchange fund shares?” in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 will not be eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax

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adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Class T shares may not be exchanged for any other share class or for class T shares of another Putnam fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Generally, exchanges of class T shares of one Putnam fund for class T shares of another Putnam fund will be subject to the initial sales charge applicable to class T shares. As described in the prospectus, shareholders holding shares through certain financial intermediaries with whom Putnam Retail Management has entered into arrangements may be able to exchange into class T shares without being subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class R5, class R6, class T or class Y shares may exchange their class A shares for class R5, class R6, class T or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5, class R6 and class T shares, if applicable, the shares are available through the relevant retirement plan.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or

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retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class T or class Y shares may exchange their class C shares for class T or class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, class T or class Y shares of such fund are offered to residents of the shareholder’s state and, in the case of class T shares, if applicable, the shares are available through the relevant retirement plan.

Class M shareholders who are eligible to purchase class T or class Y shares may exchange their Class M shares for class T or class Y shares of the same fund, provided that class T or class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5, class R6 or class T shares may exchange their class Y shares for class A, class C, class R5, class R6 or class T shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A, class C or class T shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the “receiving fund”) using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and

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consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan (“SWP”). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

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Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the

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extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

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Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers

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(State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service

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used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

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By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

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Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

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The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

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► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

• who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee’s outside boards), or

• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper

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fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

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Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

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► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the amount per employee under the plan is unlimited, or· the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

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► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

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► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example,

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prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

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• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through

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piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

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The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares

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are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

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► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

► The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual

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meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director : Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

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► The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary: For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

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In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

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► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

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Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

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Europe

► The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

► In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less

August 28, 2017	II-135

than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

► The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

August 28, 2017	II-136

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

► The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

► The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

August 28, 2017	II-137

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

► The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the

August 28, 2017	II-138

funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 27, 2017

August 28, 2017	II-139

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions

August 28, 2017	II-140

to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

August 28, 2017	II-141

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Appendix B

August 28, 2017	II-142

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 9, 2017

Multi-Cap Core Fund 15

The fund’s portfolio 4/30/17

COMMON STOCKS (95.1%)*	Shares	Value

Aerospace and defense (1.7%)

Boeing Co. (The)	22,906	$4,233,716

Northrop Grumman Corp.	11,648	2,864,942

TransDigm Group, Inc. S	10,790	2,662,217

		9,760,875

Airlines (1.9%)

Air Canada (Canada) †	90,395	860,211

American Airlines Group, Inc.	47,724	2,033,997

Delta Air Lines, Inc.	60,677	2,757,163

Southwest Airlines Co.	45,400	2,552,388

United Continental Holdings, Inc. †	39,304	2,759,534

		10,963,293

Auto components (1.0%)

Goodyear Tire & Rubber Co. (The)	89,628	3,247,222

Lear Corp.	18,244	2,602,689

		5,849,911

Automobiles (0.2%)

General Motors Co.	28,195	976,675

		976,675

Banks (7.6%)

Bank of America Corp.	621,929	14,515,823

Citigroup, Inc.	189,391	11,196,796

JPMorgan Chase & Co.	173,693	15,111,291

Regions Financial Corp.	207,914	2,858,818

		43,682,728

Beverages (1.8%)

Dr. Pepper Snapple Group, Inc.	36,317	3,328,453

PepsiCo, Inc.	62,090	7,033,555

		10,362,008

Biotechnology (4.4%)

Alexion Pharmaceuticals, Inc. †	21,319	2,724,142

Amgen, Inc.	44,893	7,331,925

Biogen, Inc. †	13,070	3,544,715

Celgene Corp. †	26,553	3,293,900

Clovis Oncology, Inc. †	26,712	1,546,358

Gilead Sciences, Inc.	61,775	4,234,676

Neurocrine Biosciences, Inc. †	21,472	1,146,605

United Therapeutics Corp. †	10,049	1,263,159

		25,085,480

Building products (0.4%)

Johnson Controls International PLC	60,043	2,495,988

		2,495,988

Capital markets (4.8%)

AllianceBernstein Holding LP	89,638	2,052,710

Ameriprise Financial, Inc.	20,167	2,578,351

E*Trade Financial Corp. †	59,127	2,042,838

Goldman Sachs Group, Inc. (The)	27,330	6,116,454

Invesco, Ltd.	108,200	3,564,108

KKR & Co. LP	128,528	2,439,461

16 Multi-Cap Core Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value

Capital markets cont.

Morgan Stanley	138,484	$6,006,051

State Street Corp.	32,403	2,718,612

		27,518,585

Chemicals (1.1%)

Albemarle Corp.	26,894	2,929,026

Dow Chemical Co. (The)	36,047	2,263,752

Sociedad Quimica y Minera de Chile SA ADR (Chile) S	38,927	1,383,855

		6,576,633

Commercial services and supplies (1.5%)

Emerald Expositions Events, Inc. †	21,117	411,782

Hudson Technologies, Inc. †	413,788	2,937,895

Republic Services, Inc.	53,437	3,365,997

Stericycle, Inc. †	22,541	1,923,649

		8,639,323

Communications equipment (1.3%)

Cisco Systems, Inc.	216,633	7,380,686

		7,380,686

Construction and engineering (0.5%)

Quanta Services, Inc. †	82,946	2,939,606

		2,939,606

Construction materials (0.3%)

Forterra, Inc. †	93,575	1,800,383

		1,800,383

Consumer finance (0.9%)

Capital One Financial Corp.	49,031	3,941,112

Discover Financial Services	21,893	1,370,283

		5,311,395

Containers and packaging (0.4%)

Berry Plastics Group, Inc. †	51,095	2,554,750

		2,554,750

Diversified financial services (0.7%)

Capitol Acquisition Corp. III †	101,104	1,066,647

Capitol Acquisition Corp. III (Units) †	52,011	592,925

Easterly Acquisition Corp. †	192,680	1,917,166

Gores Holdings II, Inc. (Units) †	59,457	613,596

		4,190,334

Diversified telecommunication services (0.8%)

AT&T, Inc.	112,759	4,468,639

		4,468,639

Electric utilities (1.1%)

Entergy Corp.	32,962	2,513,682

Exelon Corp.	102,255	3,541,091

		6,054,773

Electrical equipment (0.6%)

Rockwell Automation, Inc.	22,855	3,596,234

		3,596,234

Electronic equipment, instruments, and components (0.4%)

Jabil Circuit, Inc.	86,639	2,514,264

		2,514,264

Multi-Cap Core Fund 17

COMMON STOCKS (95.1%)* cont.	Shares	Value

Energy equipment and services (1.3%)

Baker Hughes, Inc.	47,468	$2,818,175

Enservco Corp. † Ω	2,666,832	850,453

Nabors Industries, Ltd.	167,966	1,736,768

Select Energy Services Class A † F	98,303	1,359,825

Select Energy Services Class A †	30,206	464,266

		7,229,487

Equity real estate investment trusts (REITs) (0.8%)

Armada Hoffler Properties, Inc.	188,329	2,685,572

Easterly Government Properties, Inc. S	94,236	1,896,028

		4,581,600

Food and staples retail (3.7%)

CVS Health Corp.	35,681	2,941,542

Wal-Mart Stores, Inc.	114,890	8,637,430

Walgreens Boots Alliance, Inc.	79,414	6,872,488

Whole Foods Market, Inc. S	83,373	3,032,276

		21,483,736

Food products (1.7%)

Campbell Soup Co.	44,883	2,582,568

Kraft Heinz Co. (The)	18,913	1,709,546

Nomad Foods, Ltd. (United Kingdom) †	196,649	2,320,458

Pinnacle Foods, Inc.	24,291	1,412,522

Tyson Foods, Inc. Class A	22,921	1,472,903

		9,497,997

Gas utilities (0.5%)

UGI Corp.	53,119	2,664,449

		2,664,449

Health-care equipment and supplies (2.0%)

Baxter International, Inc.	77,493	4,314,810

Becton Dickinson and Co.	18,045	3,373,874

C.R. Bard, Inc.	4,634	1,424,862

Danaher Corp.	29,078	2,423,070

		11,536,616

Health-care providers and services (2.9%)

Aetna, Inc.	26,820	3,622,577

Anthem, Inc.	16,437	2,923,978

Cardinal Health, Inc.	16,963	1,231,344

Express Scripts Holding Co. †	35,838	2,198,303

HCA Holdings, Inc. †	39,773	3,349,284

McKesson Corp.	24,556	3,395,849

		16,721,335

Hotels, restaurants, and leisure (2.9%)

Bloomin’ Brands, Inc.	143,275	3,107,635

Del Taco Restaurants, Inc. †	150,337	1,976,932

Las Vegas Sands Corp.	40,699	2,400,834

Lindblad Expeditions Holdings, Inc. †	11,562	109,839

Penn National Gaming, Inc. †	209,185	3,865,739

Playa Hotels & Resorts NV †	203,001	2,109,180

Wyndham Worldwide Corp.	34,512	3,289,339

		16,859,498

18 Multi-Cap Core Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value

Household durables (1.0%)

New Home Co., Inc. (The) † S	88,714	$1,034,405

PulteGroup, Inc.	151,574	3,436,183

UCP, Inc. Class A †	93,906	1,075,224

		5,545,812

Independent power and renewable electricity producers (0.4%)

NRG Energy, Inc.	151,822	2,565,792

		2,565,792

Industrial conglomerates (0.6%)

General Electric Co.	125,278	3,631,809

		3,631,809

Insurance (2.2%)

Admiral Group PLC (United Kingdom)	23,305	607,013

American International Group, Inc.	50,184	3,056,707

Assured Guaranty, Ltd.	76,074	2,900,702

Hartford Financial Services Group, Inc. (The)	37,163	1,797,203

Lincoln National Corp.	42,617	2,809,739

Prudential Financial, Inc.	15,913	1,703,168

		12,874,532

Internet and direct marketing retail (0.9%)

Amazon.com, Inc. †	5,518	5,104,095

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	2	2

Global Fashion Group SA (acquired 8/2/13, cost $43,883) (Private)
(Brazil) † ∆∆ F	1,036	9,257

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

		5,113,356

Internet software and services (3.7%)

Alphabet, Inc. Class A †	9,577	8,854,128

Alphabet, Inc. Class C †	7,156	6,483,050

eBay, Inc. †	68,319	2,282,538

Facebook, Inc. Class A †	22,556	3,389,039

		21,008,755

IT Services (3.2%)

Conduent, Inc. †	68,813	1,122,340

Convergys Corp.	106,305	2,392,926

DXC Technology Co. †	73,178	5,513,231

IBM Corp.	41,894	6,715,189

Presidio, Inc. †	170,652	2,517,117

		18,260,803

Machinery (1.2%)

Ingersoll-Rand PLC	13,701	1,215,964

Oshkosh Corp.	43,852	3,042,890

Parker Hannifin Corp.	15,459	2,485,807

		6,744,661

Multi-Cap Core Fund 19

COMMON STOCKS (95.1%)* cont.	Shares	Value

Media (2.3%)

CBS Corp. Class B (non-voting shares)	56,315	$3,748,326

Comcast Corp. Class A	87,266	3,419,955

DISH Network Corp. Class A †	43,079	2,776,011

Live Nation Entertainment, Inc. †	108,899	3,502,192

		13,446,484

Metals and mining (1.0%)

ArcelorMittal ADR (France) † S	314,704	2,454,691

Freeport-McMoRan, Inc. (Indonesia) †	122,131	1,557,170

Nucor Corp.	24,825	1,522,517

		5,534,378

Mortgage real estate investment trusts (REITs) (0.2%)

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	57,817	1,267,349

		1,267,349

Multiline retail (0.7%)

Macy’s, Inc.	56,507	1,651,135

Target Corp.	46,556	2,600,153

		4,251,288

Oil, gas, and consumable fuels (3.9%)

Anadarko Petroleum Corp.	39,413	2,247,329

Cheniere Energy, Inc. †	28,341	1,285,264

ConocoPhillips	65,669	3,146,202

Enterprise Products Partners LP	100,851	2,755,249

Exxon Mobil Corp.	40,435	3,301,518

Kimbell Royalty Partners LP †	27,484	519,997

Marathon Oil Corp.	182,684	2,716,511

Noble Energy, Inc.	49,324	1,594,645

Scorpio Tankers, Inc.	497,631	2,189,576

Valero Energy Corp.	45,560	2,943,632

		22,699,923

Paper and forest products (0.3%)

KapStone Paper and Packaging Corp.	87,879	1,853,368

		1,853,368

Pharmaceuticals (3.8%)

Cardiome Pharma Corp. (Canada) †	114,245	382,721

Jazz Pharmaceuticals PLC †	20,233	3,222,712

Johnson & Johnson	65,102	8,038,144

Merck & Co., Inc.	62,716	3,909,088

Pfizer, Inc.	181,841	6,168,047

		21,720,712

Professional services (0.5%)

ManpowerGroup, Inc.	25,915	2,616,897

		2,616,897

Real estate management and development (0.8%)

CBRE Group, Inc. Class A †	84,197	3,015,095

Kennedy-Wilson Holdings, Inc.	85,927	1,752,911

		4,768,006

Road and rail (0.8%)

Norfolk Southern Corp.	37,170	4,367,103

		4,367,103

20 Multi-Cap Core Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (4.3%)

Analog Devices, Inc.	32,110	$2,446,782

Applied Materials, Inc.	92,815	3,769,217

Intel Corp.	88,367	3,194,467

Lam Research Corp.	26,630	3,857,356

Qorvo, Inc. † S	24,260	1,650,408

Qualcomm, Inc.	41,764	2,244,397

Teradyne, Inc.	111,139	3,919,873

Texas Instruments, Inc.	45,260	3,583,687

		24,666,187

Software (4.4%)

Dell Technologies, Inc. Class V †	51,975	3,488,042

Microsoft Corp.	275,766	18,878,940

Oracle Corp.	66,720	2,999,731

		25,366,713

Specialty retail (3.4%)

American Eagle Outfitters, Inc. S	95,939	1,351,781

Best Buy Co., Inc.	53,940	2,794,631

Carvana Co. †	31,634	474,510

Conn’s, Inc. † S	136,044	2,394,374

Gap, Inc. (The)	93,281	2,443,962

Home Depot, Inc. (The)	32,543	5,079,962

Lowe’s Cos., Inc.	31,818	2,700,712

Ross Stores, Inc.	33,899	2,203,435

		19,443,367

Technology hardware, storage, and peripherals (4.4%)

Apple, Inc.	101,793	14,622,564

Hewlett Packard Enterprise Co.	150,333	2,800,704

HP, Inc.	170,677	3,212,141

NCR Corp. †	73,809	3,044,621

Xerox Corp.	266,215	1,914,086

		25,594,116

Thrifts and mortgage finance (0.5%)

Radian Group, Inc.	170,811	2,883,290

		2,883,290

Trading companies and distributors (0.5%)

United Rentals, Inc. †	24,462	2,682,503

		2,682,503

Wireless telecommunication services (0.9%)

T-Mobile US, Inc. †	45,922	3,089,173

Telephone & Data Systems, Inc.	80,231	2,203,138

		5,292,311

Total common stocks (cost $476,441,165)		$547,496,796

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$674,000	$824,808

Total convertible bonds and notes (cost $674,000)		$824,808

Multi-Cap Core Fund 21

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Easterly Acquisition Corp.	7/29/20	$11.50	96,340	$28,902

Playa Hotels & Resorts NV	3/10/22	11.50	103,001	79,311

Total warrants (cost $124,711)				$108,213

	Principal amount/
SHORT-TERM INVESTMENTS (7.2%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.05% [d]	Shares	13,182,425	$13,182,425

Putnam Short Term Investment Fund 0.87% L	Shares	27,556,835	27,556,835

U.S. Treasury Bills 0.814%, 7/20/17 #		$929,000	927,404

Total short-term investments (cost $41,666,606)			$41,666,664

TOTAL INVESTMENTS

Total investments (cost $518,906,482)			$590,096,481

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $575,439,624.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,261, or less than 0.1% of net assets.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in the Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

22 Multi-Cap Core Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/17

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	24	$1,678,080	Jun-17	$34,383

S&P 500 Index E-Mini (Long)	118	14,044,950	Jun-17	61,233

S&P Mid Cap 400 Index E-Mini (Long)	7	1,211,000	Jun-17	10,068

Total				$105,684

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$71,477,130	$—	$9,261

Consumer staples	41,343,741	—	—

Energy	28,569,585	1,359,825	—

Financials	97,728,213	—	—

Health care	75,064,143	—	—

Industrials	58,438,292	—	—

Information technology	124,791,524	—	—

Materials	18,319,512	—	—

Real estate	9,349,606	—	—

Telecommunication services	9,760,950	—	—

Utilities	11,285,014	—	—

Total common stocks	546,127,710	1,359,825	9,261

Convertible bonds and notes	—	824,808	—

Warrants	108,213	—	—

Short-term investments	27,556,835	14,109,829	—

Totals by level	$573,792,758	$16,294,462	$9,261

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$105,684	$—	$—

Totals by level	$105,684	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 23

Statement of assets and liabilities 4/30/17

ASSETS

Investment in securities, at value, including $12,795,721 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $477,100,489)	$548,506,768
Affiliated issuers (identified cost $41,805,993) (Notes 1 and 5)	41,589,713

Foreign currency (cost $15) (Note 1)	16

Dividends, interest and other receivables	375,446

Receivable for shares of the fund sold	1,987,459

Receivable for investments sold	1,807,739

Prepaid assets	37,399

Total assets	594,304,540

LIABILITIES

Payable for investments purchased	4,152,912

Payable for shares of the fund repurchased	814,038

Payable for compensation of Manager (Note 2)	258,492

Payable for custodian fees (Note 2)	13,259

Payable for investor servicing fees (Note 2)	129,053

Payable for Trustee compensation and expenses (Note 2)	22,280

Payable for administrative services (Note 2)	1,860

Payable for distribution fees (Note 2)	133,163

Payable for variation margin (Note 1)	70,270

Collateral on securities loaned, at value (Note 1)	13,182,425

Other accrued expenses	87,164

Total liabilities	18,864,916

Net assets	$575,439,624

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$509,962,619

Undistributed net investment income (Note 1)	179,762

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,998,440)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	71,295,683

Total — Representing net assets applicable to capital shares outstanding	$575,439,624

(Continued on next page)

24 Multi-Cap Core Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($138,052,649 divided by 6,846,110 shares)	$20.17

Offering price per class A share (100/94.25 of $20.17)*	$21.40

Net asset value and offering price per class B share ($14,546,131 divided by 739,239 shares)**	$19.68

Net asset value and offering price per class C share ($113,298,333 divided by 5,766,263 shares)**	$19.65

Net asset value and redemption price per class M share ($1,151,285 divided by 57,739 shares)	$19.94

Offering price per class M share (100/96.50 of $19.94)*	$20.66

Net asset value, offering price and redemption price per class R share
($1,867,523 divided by 92,900 shares)	$20.10

Net asset value, offering price and redemption price per class Y share
($306,523,703 divided by 15,145,913 shares)	$20.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of operations Year ended 4/30/17

INVESTMENT INCOME

Dividends (net of foreign tax of $21,912)	$9,375,975

Interest (including interest income of $58,147 from investments in affiliated issuers) (Note 5)	76,611

Securities lending (net of expenses) (Notes 1 and 5)	107,656

Total investment income	9,560,242

EXPENSES

Compensation of Manager (Note 2)	2,633,284

Investor servicing fees (Note 2)	809,459

Custodian fees (Note 2)	16,316

Trustee compensation and expenses (Note 2)	28,628

Distribution fees (Note 2)	1,543,849

Administrative services (Note 2)	13,631

Other	272,776

Total expenses	5,317,943

Expense reduction (Note 2)	(12,388)

Net expenses	5,305,555

Net investment income	4,254,687

Net realized gain on investments (Notes 1 and 3)	15,191,696

Net realized gain on futures contracts (Note 1)	63,361

Net realized loss on foreign currency transactions (Note 1)	(70)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,066)

Net unrealized appreciation of investments and futures contracts during the year	71,922,263

Net gain on investments	87,176,184

Net increase in net assets resulting from operations	$91,430,871

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/17	Year ended 4/30/16

Operations

Net investment income	$4,254,687	$4,668,447

Net realized gain (loss) on investments
and foreign currency transactions	15,254,987	(22,175,279)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	71,921,197	(20,574,218)

Net increase (decrease) in net assets resulting
from operations	91,430,871	(38,081,050)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,283,167)	(1,286,229)

Class B	(43,703)	(29,014)

Class C	(235,916)	(318,699)

Class M	(9,604)	(4,445)

Class R	(14,368)	(10,685)

Class Y	(2,393,165)	(2,466,250)

Net realized short-term gain on investments

Class A	—	(211,493)

Class B	—	(13,501)

Class C	—	(139,391)

Class M	—	(3,739)

Class R	—	(2,486)

Class Y	—	(309,971)

From net realized long-term gain on investments
Class A	—	(191,353)

Class B	—	(12,215)

Class C	—	(126,116)

Class M	—	(3,383)

Class R	—	(2,249)

Class Y	—	(280,451)

From return of capital
Class A	—	(53,242)

Class B	—	(1,201)

Class C	—	(13,192)

Class M	—	(184)

Class R	—	(442)

Class Y	—	(102,086)

Increase from capital share transactions (Note 4)	12,426,632	74,056,958

Total increase in net assets	99,877,580	30,393,891

NET ASSETS

Beginning of year	475,562,044	445,168,153

End of year (including undistributed net investment
income of $179,762 and $9, respectively)	$575,439,624	$475,562,044

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

April 30, 2017	$16.65	.18	3.52	3.70	(.18)	—	—	(.18)	—	$20.17	22.28	$138,053	1.05	1.01	76

April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07[d]	.99[d]	72

April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52

April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24[f]	.75[f]	100

April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31[f]	.85[f]	136

Class B

April 30, 2017	$16.28	.04	3.43	3.47	(.07)	—	—	(.07)	—	$19.68	21.31	$14,546	1.80	.22	76

April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.28	(7.13)	10,786	1.82[d]	.23[d]	72

April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52

April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99[f]	(.04)[f]	100

April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06[f]	.13[f]	136

Class C

April 30, 2017	$16.23	.04	3.42	3.46	(.04)	—	—	(.04)	—	$19.65	21.35	$113,298	1.80	.24	76

April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.23	(7.13)	108,812	1.82[d]	.22[d]	72

April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52

April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99[f]	(.03)[f]	100

April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06[f]	.11[f]	136

Class M

April 30, 2017	$16.46	.11	3.45	3.56	(.08)	—	—	(.08)	—	$19.94	21.64	$1,151	1.55	.60	76

April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	16.46	(6.91)	2,513	1.57[d]	.49[d]	72

April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52

April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74[f]	.26[f]	100

April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81[f]	.40[f]	136

Class R

April 30, 2017	$16.61	.13	3.50	3.63	(.14)	—	—	(.14)	—	$20.10	21.89	$1,868	1.30	.72	76

April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	16.61	(6.64)	1,855	1.32[d]	.75[d]	72

April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52

April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49[f]	.17[f,g]	100

April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56[f]	.66[f]	136

Class Y

April 30, 2017	$16.71	.22	3.54	3.76	(.23)	—	—	(.23)	—	$20.24	22.58	$306,524.80		1.19	76

April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82[d]	1.23[d]	72

April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52

April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99[f]	.97[f]	100

April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06[f]	1.15[f]	136

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund	Multi-Cap Core Fund 29

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2014	0.28%

April 30, 2013	0.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund

Notes to financial statements 4/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through April 30, 2017.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

Multi-Cap Core Fund 31

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

32 Multi-Cap Core Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Multi-Cap Core Fund 33

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,182,425 and the value of securities loaned amounted to $12,795,721.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $95,011 to decrease undistributed net investment income, $79,549 to decrease paid-in capital and $174,560 to decrease accumulated net realized loss.

34 Multi-Cap Core Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$84,854,172

Unrealized depreciation	(13,498,061)

Net unrealized appreciation	71,356,111

Undistributed ordinary income	179,762

Capital loss carryforward	(6,058,865)

Cost for federal income tax purposes	$518,740,370

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$6,058,865	$—	$6,058,865

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.556% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Multi-Cap Core Fund 35

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$236,457	Class R	3,490

Class B	21,024	Class Y	364,330

Class C	180,728	Total	$809,459

Class M	3,430

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $485 under the expense offset arrangements and by $11,903 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $431, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

36 Multi-Cap Core Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$343,339

Class B	1.00%	1.00%	123,468

Class C	1.00%	1.00%	1,052,199

Class M	1.00%	0.75%	14,624

Class R	1.00%	0.50%	10,219

Total			$1,543,849

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $55,752 and $666 from the sale of class A and class M shares, respectively, and received $15,693 and $2,763 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$355,684,081	$360,637,313

U.S. government securities (Long-term)	—	—

Total	$355,684,081	$360,637,313

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,226,495	$42,355,553	5,371,970	$92,904,079

Shares issued in connection with
reinvestment of distributions	61,750	1,174,490	94,290	1,613,311

	2,288,245	43,530,043	5,466,260	94,517,390

Shares repurchased	(4,119,830)	(76,237,708)	(6,492,515)	(110,050,006)

Net decrease	(1,831,585)	$(32,707,665)	(1,026,255)	$(15,532,616)

Multi-Cap Core Fund 37

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	165,629	$3,008,631	305,216	$5,179,305

Shares issued in connection with
reinvestment of distributions	2,094	38,975	3,125	52,404

	167,723	3,047,606	308,341	5,231,709

Shares repurchased	(91,194)	(1,614,274)	(82,173)	(1,326,835)

Net increase	76,529	$1,433,332	226,168	$3,904,874

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,399,434	$25,448,672	3,674,529	$62,379,190

Shares issued in connection with
reinvestment of distributions	11,702	217,543	33,643	562,852

	1,411,136	25,666,215	3,708,172	62,942,042

Shares repurchased	(2,348,556)	(40,984,299)	(1,444,548)	(23,075,507)

Net increase (decrease)	(937,420)	$(15,318,084)	2,263,624	$39,866,535

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	17,088	$317,293	73,372	$1,224,956

Shares issued in connection with
reinvestment of distributions	510	9,604	693	11,751

	17,598	326,897	74,065	1,236,707

Shares repurchased	(112,520)	(2,077,722)	(122,774)	(2,018,748)

Net decrease	(94,922)	$(1,750,825)	(48,709)	$(782,041)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	56,996	$1,051,005	96,261	$1,663,271

Shares issued in connection with
reinvestment of distributions	491	9,316	550	9,399

	57,487	1,060,321	96,811	1,672,670

Shares repurchased	(76,304)	(1,432,441)	(108,985)	(1,887,449)

Net decrease	(18,817)	$(372,120)	(12,174)	$(214,779)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	7,931,476	$153,264,744	9,107,562	$156,758,591

Shares issued in connection with
reinvestment of distributions	118,540	2,260,555	163,597	2,807,326

	8,050,016	155,525,299	9,271,159	159,565,917

Shares repurchased	(5,294,484)	(94,383,305)	(6,811,244)	(112,750,932)

Net increase	2,755,532	$61,141,994	2,459,915	$46,814,985

38 Multi-Cap Core Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliates	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash
Collateral Pool, LLC*	$19,463,925	$153,679,146	$159,960,646	$106,737	$13,182,425

Putnam Short Term
Investment Fund**	5,852,707	157,979,365	136,275,237	58,147	27,556,835

Enservco Corp.†	—	1,300,000	314,973	—	850,453

Totals	$25,316,632	$312,958,511	$296,550,856	$164,884	$41,589,713

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30

Warrants (number of warrants)	76,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	$213,897*	Payables	$—

Total		$213,897		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Multi-Cap Core Fund 39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Warrants	Futures	Total

Equity contracts	$138,764	$63,361	$202,125

Total	$138,764	$63,361	$202,125

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Warrants	Futures	Total

Equity contracts	$(16,498)	$105,684	$89,186

Total	$(16,498)	$105,684	$89,186

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:

Futures contracts§	$—	$—

Total Assets	$—	$—

Liabilities:

Futures contracts§	70,270	70,270

Total Liabilities	$70,270	$70,270

Total Financial and Derivative Net Assets	$(70,270)	$(70,270)

Total collateral received (pledged)†##	$—

Net amount	$(70,270)

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

40 Multi-Cap Core Fund

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Multi-Cap Core Fund 41

PUTNAM FUNDS TRUST

Putnam Emerging Markets Equity Fund
Putnam Floating Rate Income Fund
Putnam Global Industrials Fund
Putnam Global Technology Fund
Putnam Multi-Cap Core Fund

FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(b)(1) Amended and Restated Bylaws dated as of October 17, 2014 -- Incorporated by reference to Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on October 28, 2014.

(b)(2) Amendment to Amended and Restated Bylaws dated as of April 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on October 28, 2014.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Income Fund, Putnam Floating Rate Income Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Sector Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Intermediate-Term Municipal Income

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Fund, Putnam Low Volatility Equity Fund, Putnam Multi-Cap Core Fund, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3, Putnam Short Duration Income Fund (effective March 7, 2014), Putnam Short Term Investment Fund and Putnam Short-Term Municipal Income Fund; Schedule A and Schedule B amended as of October 26, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.


(d)(2) Management Contract with Putnam Investment Management, LLC dated February 27, 2014; Schedules A, B and C amended as of April 30, 2018 for Putnam Multi-Asset Absolute Return Fund, Putnam Capital Spectrum Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam International Value Fund and Putnam Small Cap Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement filed on April 27, 2018.


(d)(3) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Absolute Return 100 Fund and Putnam Fixed Income Absolute Return Fund -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(d)(4) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of October 27, 2016 -- Incorporated by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement filed on November 25, 2016.

(d)(5) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(e)(1) Amended and Restated Distributor's Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement filed on June 28, 2012.

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(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement filed on June 28, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement filed on January 28, 2005.

(g)(1) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement filed on October 27, 2017.

(g)(2) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(h)(1) Amended & Restated Investor Servicing Agreement - Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement filed on October 27, 2017.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

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(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement filed on October 27, 2017.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedules A and B amended as of September 15, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement filed on October 27, 2017.

(h)(7) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on September 28, 2015.

(h)(8) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(9) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(10) Amendment No. 2 to Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement filed on October 27, 2017.

(h)(11) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on September 28, 2015.

(h)(12) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated August 29, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

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(h)(13) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 22, 2016 -- Incorporated by reference to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement filed on October 27, 2016.

(h)(14) Third Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017 -- Incorporated by reference to Post-Effective Amendment No. 269 to the Registrant’s Registration Statement filed on October 27, 2017.

(h)(15)(i) Form of Indemnification Agreement dated March 18, 2016 -- Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.

(h)(15)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(15)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended --Incorporated by reference to Post-Effective Amendment No. 236 to the Registrant’s Registration Statement filed on June 27, 2016.


(h)(16) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated June __, 2018 -- to be filed by amendment.


(h)(17) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 23, 2017 -- Incorporated by reference to Post-Effective Amendment No. 265 to the Registrant’s Registration Statement filed on August 28, 2017.

(i)(1) Opinion of Ropes & Gray LLP, including consent, for Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asia Pacific Equity Fund, Putnam Capital Spectrum Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam Floating Rate Income Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Sector Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam International Value Fund, Putnam Money Market Liquidity Fund, Putnam Multi-Cap Core Fund, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3 and Putnam Small Cap Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on June 3, 2011.

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(i)(2) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Duration Income Fund -- Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on September 30, 2011.

(i)(3) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Term Investment Fund -- Incorporated by reference to Post-Effective Amendment No. 162 to the Registrant’s Registration Statement filed on February 15, 2013.

(i)(4) Opinion of Ropes & Gray LLP, including consent for Putnam Emerging Markets Income Fund, Putnam Global Dividend Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Low Volatility Equity Fund, Putnam Short-Term Municipal Income Fund and Putnam Strategic Volatility Equity Fund -- Incorporated by reference to Post-Effective Amendment No. 166 to the Registrant's Registration Statement filed on March 15, 2013.

(i)(5) Opinion of Ropes & Gray LLP, including consent for Putnam Mortgage Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement filed on April 6, 2015.


(j)(1) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Emerging Markets Equity Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Floating Rate Income Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Global Industrials Fund.

(j)(4) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Global Technology Fund.

(j)(5) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Multi-Cap Core Fund.


(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on July 19, 1996.

(m)(1) Class A Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(2) Class B Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(3) Class C Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

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(m)(4) Class M Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(5) Class R Distribution Plan and Agreement dated May 8, 2003 -- Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on January 30, 2004.

(m)(6) Class T Distribution Plan and Agreement dated February 22, 2017 -- Incorporated by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement filed on February 24, 2017.

(m)(7)(i) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on June 30, 1997.

(m)(7)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(m)(8)(i) Form of Financial Institution Service Agreement -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on July 19, 1996.

(m)(8)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(8)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.


(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended April 20, 2018 -- Incorporated by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement filed on April 27, 2018.


(p)(1) The Putnam Funds Code of Ethics dated June 24, 2016 -- Incorporated by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement filed on August 26, 2016.

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( p)(2) Putnam Investments Code of Ethics dated July 2016 -- Incorporated by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement filed on August 26, 2016.

Item 29. Persons Controlled by or Under Common Control with the Fund

Each fund is not controlled by or under common control with any other person.

Item 30. Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07513). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as

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directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is 16 St James’s Street, London, England, SW1A 1ER.

Name and Title	Non-Putnam business, profession, vocation or
employment

N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:


George Putnam Balanced Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Fund, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Mortgage Securities Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Sustainable Leaders Fund, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust, and Putnam Variable Trust.


(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Ettinger, Robert D.	Vice President and Treasurer

Maher, Stephen B.	Assistant Treasurer

Burns, Robert T.*	Secretary

Ritter, Jesse D.	Assistant Secretary

Clark, James F.**	Vice President and Assistant Secretary

Trenchard, Mark C.***	Vice President

*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.

**Mr. Clark is Chief Compliance Officer of the Registrant.

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***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

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Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodian, State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant’s transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Funds Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

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SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 18th day of May, 2018.


Putnam Funds Trust

By: /s/ Jonathan S. Horwitz, Executive Vice President,
Principal Executive Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

Jameson A. Baxter*	Chair, Board of Trustees

Kenneth R. Leibler*	Vice Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive Officer and
Compliance Liaison

Janet C. Smith*	Vice President, Principal Financial Officer, Principal
Accounting Officer and Assistant Treasurer

Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Katinka Domotorffy*	Trustee

Catharine Bond Hill*	Trustee

Paul L. Joskow*	Trustee

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Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

Manoj P. Singh*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
May 18, 2018

*Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 269 to the Registrant’s
Registration Statement on October 27, 2017.

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Exhibit Index

Item 28. Exhibits


(j)(1) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Emerging Markets Equity Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Floating Rate Income Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Global Industrials Fund.

(j)(4) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Global Technology Fund.

(j)(5) Consent of Independent Registered Public Accounting Firm -- KPMG LLP, for Putnam Multi-Cap Core Fund.


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